   As filed with the U.S. Securities and Exchange Commission on April 30, 2003


                                                Securities Act File No. 33-23512
                                        Investment Company Act File No. 811-5629

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

            Registration Statement Under The Securities Act Of 1933          [x]
                          Pre-Effective Amendment No.                        [ ]
                        Post-Effective Amendment No. 51                      [x]
                                     and/or

        Registration Statement Under The Investment Company Act Of 1940      [x]
                               Amendment No. 51                              [x]
                        (Check appropriate box or boxes)

                                  THE GCG TRUST
                 (Exact Name of Registrant Specified in Charter)

                               1475 Dunwoody Drive
                             West Chester, PA 19380
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

            Megan L. Dunphy                                  With copies to:
                  ING                                    Jeffrey S. Puretz, Esq.
         151 Farmington Avenue                                 Dechert LLP
           Hartford, CT 06156                              1775 I Street, N.W.
(Name and Address of Agent for Service)                  Washington, D.C. 20006

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):

[ ]     Immediately upon filing pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[x]     on May 1, 2003 pursuant to paragraph (b)
[ ]     on pursuant to paragraph (a)(1)
[ ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

ING INVESTORS TRUST
(FORMERLY THE GCG TRUST)

PROSPECTUS
MAY 1, 2003
SERVICE CLASS

                                 MONEY MARKET FUND
                                 ING Liquid Assets Portfolio

                                 BOND FUNDS
                                 ING Limited Maturity Bond Portfolio
                                 ING PIMCO Core Bond Portfolio

                                 BALANCED FUNDS
                                 ING MFS Total Return Portfolio

                                 STOCK FUNDS
                                 ING Eagle Asset Value Equity Portfolio
                                 ING Janus Growth and Income Portfolio
                                 ING Janus Special Equity Portfolio
                                 ING JPMorgan Fleming Small Cap Equity Portfolio ING Marsico Growth Portfolio
                                 ING MFS Mid Cap Growth Portfolio
                                 ING MFS Research Portfolio

                                 INTERNATIONAL/GLOBAL
                                 ING International Portfolio
                                 ING JPMorgan Fleming International Enhanced
                                 EAFE Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL
JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL
PLANS

                                                                      [ING LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

      IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO A PORTFOLIO OF THE TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."

                                                      PAGE
INTRODUCTION
ING Investors Trust.............................        1
Investment Adviser..............................        1
Portfolios and Portfolio Managers...............        1
Class of Shares.................................        1
Investing through your Variable Contract
    or Qualified Plan ..........................        1
Why Reading this Prospectus is Important........        1
DESCRIPTION OF THE PORTFOLIOS
    ING Eagle Asset Value Equity................        2
    ING International...........................        4
    ING Janus Growth and Income.................        7
    ING Janus Special Equity...................        10
    ING JPMorgan Fleming Int'l
       Enhanced EAFE...........................        13
    ING JPMorgan Fleming Small Cap
       Equity..................................        16
    ING Limited Maturity Bond..................        18
    ING Liquid Assets..........................        21
    ING Marsico Growth.........................        24
    ING MFS Mid Cap Growth.....................        27
    ING MFS Research...........................        30
    ING MFS Total Return.......................        32
    ING PIMCO Core Bond........................        36
PORTFOLIO FEES AND EXPENSES....................        39
SUMMARY OF PRINCIPAL RISKS.....................        40
MORE INFORMATION
    Percentage and Rating Limitation...........        44
    A Word about Portfolio Diversity...........        45
    Additional Information about the
       Portfolios..............................        45
    Non-Fundamental Investment Policies........        45
    Temporary Defensive Positions..............        45
    Independent Auditors.......................        45
MORE INFORMATION (CONTINUED)
    Administrative Services....................        45
    Portfolio Distribution.....................        46
    Class of Shares
        Service Fees ..........................        46
OVERALL MANAGEMENT OF THE TRUST
    The Adviser................................        47
    Advisory Fee...............................        47
SHARE PRICE....................................        48
TAXES AND DISTRIBUTIONS........................        48
FINANCIAL HIGHLIGHTS...........................        49
TO OBTAIN MORE INFORMATION....................        Back
ING INVESTORS TRUST TRUSTEES...................       Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION


ING INVESTORS       ING Investors Trust (the "Trust") is an open-end
TRUST               management investment company. The Trust consists of a
                    group of mutual fund portfolios (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.



INVESTMENT ADVISER  Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.






PORTFOLIOS AND      ING Eagle Asset Value Equity Portfolio -- Eagle Asset
PORTFOLIO           Management, Inc.
MANAGERS            ING International Portfolio -- ING Investments, LLC
                    ING Janus Growth and Income Portfolio -- Janus Capital
                    Management LLC
                    ING Janus Special Equity Portfolio -- Janus Capital
                    Management LLC
                    ING JPMorgan Fleming International Enhanced EAFE
                    Portfolio -- J.P. Morgan Fleming Asset Management (London)
                    Limited
                    ING JPMorgan Fleming Small Cap Equity Portfolio -- J.P.
                    Morgan Fleming Asset Management (USA) Inc.
                    ING Limited Maturity Bond Portfolio -- ING Investment
                    Management LLC
                    ING Liquid Assets Portfolio -- ING Investment Management LLC
                    ING Marsico Growth Portfolio-- Marsico Capital
                    Management, LLC
                    ING MFS Mid Cap Growth Portfolio -- Massachusetts Financial
                    Services Company
                    ING MFS Research Portfolio -- Massachusetts Financial
                    Services Company
                    ING MFS Total Return Portfolio -- Massachusetts Financial
                    Services Company
                    ING PIMCO Core Bond Portfolio -- Pacific Investment
                    Management Company LLC



CLASS OF SHARES     Pursuant to a multiple class plan (the "Plan"), each
                    Portfolio offers three classes of shares. This prospectus relates only to the Service Class (Class S) shares. For more information about Class S shares, please refer to the section of this prospectus entitled
                    "Class of Shares."


INVESTING THROUGH   Shares of the Portfolios of the Trust may be offered to
YOUR VARIABLE       segregated asset accounts ("Separate Accounts") of
CONTRACT OR         insurance companies as investment options under variable
QUALIFIED           annuity contracts and variable life insurance policies
PLAN                ("Variable Contracts"). Shares may also be offered to
                    qualified pension and retirement plans ("Qualified
                    Plans") outside the Variable Contract and to certain investment advisers and their affiliates.



WHY READING THIS    This prospectus explains the investment objective,
PROSPECTUS IS       strategy and risks of each of the Portfolios of  the
IMPORTANT           Trust offered in this prospectus. Reading the prospectus
                    will help you to decide whether a Portfolio is the right investment for you. You should keep this prospectus for future reference.

ING EAGLE ASSET VALUE EQUITY PORTFOLIO
(FORMERLY VALUE EQUITY SERIES)


PORTFOLIO
MANAGER             Eagle Asset Management, Inc. ("Eagle Asset")


INVESTMENT          Capital appreciation. Dividend income is a secondary
OBJECTIVE           objective.


PRINCIPAL           The Portfolio normally invests at least 80% of its
INVESTMENT          assets in equity securities of domestic and foreign
STRATEGY            issuers that meet quantitative standards relating to
                    financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include, common stocks, securities convertible into common stocks, options on equities and rights and warrants. The principal strategies used to select the investments include:



                        (i) A two-step process to identify possible value opportunities:

                           - Screening the universe of equity securities for four key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; and attractive relative price-to-earnings ratios

                           - Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

                        (ii) Identifying stocks trading at a discount to their underlying intrinsic value and which fall into at least one of three basic categories:


                           - "Pure" value opportunities: stocks that appear attractive relative to the broader market



                           - "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

                           - "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event


                    The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.



PRINCIPAL           The principal risks of investing in the Portfolio and the
RISKS               circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk

                              Value Investing Risk

                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

        [ING EAGLE ASSET VALUE EQUITY -- ANNUAL TOTAL RETURN BAR CHART]

                    1995    1996    1997    1998  1999  2000  2001    2002
                    35.21   10.62   27.28   1.55  0.51  8.77  -4.43   -17.05

                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 1000 Value Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



                          AVERAGE ANNUAL TOTAL RETURN*



                                      1 YEAR   5 YEAR     1/3/95
                                                         (INCEPTION)
Class S Return..................... (17.05)%   (2.52)%     6.67%
S&P 500 Index...................... (22.09)%   (0.58)%    10.30%(1)
Russell 1000 Value Index........... (15.52)%    1.16%     11.62%(1)


  BEST QUARTER
Quarter Ended
 12/31/98.......   17.34%

   WORST QUARTER
 Quarter Ended
 9/30/02........  (18.71)%


* The performance information presented above is for December 31 of each year.

                  (1) Index return is for the period beginning January 1, 1995.


MORE ON THE         Eagle Asset has managed the Portfolio since its inception.
PORTFOLIO           Eagle Asset is in the business of managing institutional
MANAGER             client accounts and individual accounts on a discretionary basis.  Eagle Asset is a subsidiary of Raymond James
                    Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31,
                    2002, Eagle Asset had approximately $5.7 billion in client assets under management. The address of Eagle Asset is 880
                    Carillon Parkway, St. Petersburg, Florida 33716.


                    The following person at Eagle Asset is primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                    POSITION AND RECENT BUSINESS EXPERIENCE
----                    ---------------------------------------
Edmund Cowart           Managing Director and Portfolio Manager


                        Mr. Cowart assumed responsibility for the day-to-day investment decisions of the Value
                        Equity Portfolio on August 1, 1999. Prior to that, he served as Managing Director for a major investment advisor since 1990. He has over 20 years of investment experience and is a Chartered Financial Analyst.




ING INTERNATIONAL PORTFOLIO
(FORMERLY INTERNATIONAL EQUITY SERIES)


PORTFOLIO
MANAGER             ING Investments, LLC ("ING Investments")


INVESTMENT
OBJECTIVE           Long-term growth of capital


MORE ON THE         Under normal conditions, the Portfolio invests at least
PORTFOLIO           80% of its net assets and borrowings for investment purposes
MANAGER             in equity securities of issuers located in countries outside of the United States. The term equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities.




                    The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.


                    The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.


                    The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.

                    The Portfolio may invest in debt securities and in derivatives, including options and futures contracts, options on futures and forward contracts. The Portfolio may also engage in forward foreign currency contracts, and interest rate futures contracts.



                    The Portfolio may lend up to 33 1/3% of its total assets.



                    When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.



PRINCIPAL           The principal risks of investing in the Portfolio and the
RISKS               circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                    Call Risk
                              Debt Securities Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                               Market Trends Risk
                                  Maturity Risk
                              Mid-Cap Company Risk



                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                   [ING INTERNATIONAL - ANNUAL TOTAL RETURN* BAR CHART]

                                          2002
                                          -16.15


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the Index.

AVERAGE ANNUAL TOTAL RETURN*

                                                  1 YEAR    12/17/01
                                                          (INCEPTION)
Class S Return.................................  (16.15)%  (15.31)%
MSCI EAFE Index................................  (15.94)%  (15.94)%(1)




BEST QUARTER

   Quarter Ended
12/31/02..........      7.60%

WORST QUARTER
     Quarter Ended
 9/30/02............    (21.03%)



* The performance information presented above is for December 31 of each year.


(1)   Index Return is for the period beginning January 1, 2002.


MORE ON THE         ING Investments serves as the Portfolio Manager to the
PORTFOLIO           Portfolio.  ING Investments also serves as an investment
MANAGER             adviser to other registered investment companies (or series thereof), as well as to privately managed accounts.



                    ING Investments is a registered investment adviser with the SEC. ING Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. As of December 31, 2002, ING managed approximately $32.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.


                    The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------



Richard T. Saler        Senior Vice President and Director of International
                        Equity Investment Strategy of ING Investments. From 1986 until

                        July 2000, Mr. Saler was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation ("Lexington"), which was acquired by ING Investments' parent company in July 2000.



Phillip A. Schwartz     Senior Vice President and Director of International
                        Equity Investment Strategy of ING Investments. Prior to joining ING Investments in July 2000, Mr. Schwartz was
                        Senior Vice President and Director of International
                        Equity Investment Strategy at Lexington, which was acquired by ING Investments' parent company in July
                        2000. Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in
                        Paris and New York.



ING JANUS GROWTH AND INCOME PORTFOLIO
(FORMERLY JANUS GROWTH AND INCOME SERIES)


PORTFOLIO
MANAGER             Janus Capital Management LLC ("Janus Capital")


INVESTMENT
OBJECTIVE           Long-term capital growth and current income


PRINCIPAL           The Portfolio normally emphasizes investments in common
INVESTMENT          stocks. It will normally invest up to 75% of its assets in
STRATEGY            equity securities selected primarily for their growth
                    potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential.
                    Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.


                    The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.


                    The Portfolio Manager may shift assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio Manager may place a greater emphasis on the growth component.


                    The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.


                    The income component of the Portfolio is expected to consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


                    The Portfolio may also invest in:

                        -     debt securities

                        - foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets) (without limit)

                        -     high-yield bonds (up to 35%) of any quality

                        -     index/structured securities

                        - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

                        - securities purchased on a when-issued, delayed delivery or forward commitment basis

                        -     illiquid investments (up to 15%)

                        -     special situation companies

                        - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors


                    CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds. Cash equivalent investments may include a money market fund managed by the Portfolio Manager.




                    PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



PRINCIPAL           The principal risks of investing in the Portfolio and the
INVESTMENT          circumstances reasonably likely to cause the value of your
STRATEGY            investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                    Call Risk
                           Convertible Securities risk
                                   Credit Risk
                              Debt Securities risk
                                 Derivative Risk

                             Foreign Investment Risk
                              Growth Investing risk
                              High-Yield Bond Risk
                                   Income Risk
                               Interest Rate Risk
                                 Liquidity risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                                   Sector Risk
                               Small Company Risk
                             Special Situations Risk

                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.




                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

         [ING JANUS GROWTH AND INCOME -- ANNUAL TOTAL RETURN* BAR CHART]

                         2001             2002
                         -9.51            -19.41


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

                          AVERAGE ANNUAL TOTAL RETURN*



                                               1 YEAR        10/2/00
                                                           (INCEPTION)
Class S Return...............................  (19.41)%     (13.19)%
S&P 500 Index................................  (22.09)%     (18.40)%(1)


   BEST QUARTER
Quarter Ended
12/31/01.......     7.28%

 WORST QUARTER
Quarter Ended
  9/30/02........   (15.25)%


* The performance information presented above is for December 31 of each year.


(1)   Index return is for the period beginning October 1, 2000.



MORE ON             Janus Capital Management LLC and its predecessor firm
THE                 ("Janus Capital") have managed the Portfolio since its
PORTFOLIO           inception. Janus Capital has been an investment adviser
MANAGER             since 1969, and provides advisory services to managed
                    accounts and investment companies. As of December 31, 2002, Janus Capital managed approximately $138 billion in assets.
                    The address of Janus Capital is 100 Fillmore Street,
                    Denver, Colorado 80206.



                    Janus Capital is a majority owned subsidiary of Janus Capital Group Inc. ("JCG") which owns approximately 95% of the outstanding member interests of Janus Capital. JCG is a publicly traded holding company with principal operations in financial asset management businesses.


                    The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


NAME                POSITION AND RECENT BUSINESS EXPERIENCE
David J. Corkins    Vice President and Portfolio Manager of the Portfolio since its inception.

                    Mr. Corkins joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business
                    Administration from Columbia University in 1993.



ING JANUS SPECIAL EQUITY PORTFOLIO
(FORMERLY SPECIAL SITUATIONS SERIES)



PORTFOLIO
MANAGER             Janus Capital Management LLC ("Janus Capital")



INVESTMENT
OBJECTIVE           Capital appreciation


PRINCIPAL           The Portfolio invests, under normal circumstances, at least
INVESTMENT          80% of its net assets (plus borrowings for investment
STRATEGY            purposes) in equity securities with the potential for
                    long-term growth of capital. The Portfolio Manager emphasizes investments in companies with attractive price/ free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures.
                    The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


                    The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

                    The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.


                    The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.


                    CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds. Cash equivalent investments may include a money market fund managed by the Portfolio Manager.

                    PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



PRINCIPAL           The principal risks of investing in the Portfolio and the
INVESTMENT          circumstances reasonably likely to cause the value of your
STRATEGY            investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results.

                    Your investment in the Portfolio is subject to the following principal risks:


                              Debt Securities Risk
                                 Derivative Risk
                              Diversification Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager risk
                             Market and Company Risk
                                  Maturity Risk
                                   Sector Risk
                               Small Company Risk
                             Special Situations Risk

                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                    [ING JANUS SPECIAL EQUITY -- ANNUAL TOTAL RETURN* BAR CHART]

                       2001                   2002
                       -5.03                  -25.95


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index comprised of 500 U.S. stocks.

                          AVERAGE ANNUAL TOTAL RETURN*



                                               1 YEAR     10/2/00
                                                         (INCEPTION)
Class S Return...............................  (25.95)%  (18.74)%
S&P 500 Index................................  (22.09)%  (18.40)%(1)


BEST QUARTER

  Quarter Ended
12/31/01.......          14.66%

WORST QUARTER

Quarter Ended
9/30/02........         (20.32)%


* The performance information presented above is for December 31 of each year.



(1)   Index return is for the period beginning October 1, 2000.





MORE ON THE         Janus Capital Management and its predecessor firm ("Janus
PORTFOLIO MANAGER   Capital") have managed the Portfolio since its inception.
                    Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2002, Janus
                    Capital managed approximately $138 billion in assets.
                    The address of Janus Capital is 100 Fillmore Street,
                    Denver, Colorado 80206.



                    Janus Capital is a majority owned subsidiary of Janus Capital Group Inc. ("JCG") and owns approximately 95% of the outstanding member interests of Janus Capital. JCG is a publicly traded holding company with principal operations in financial asset management businesses.



                    The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


NAME                POSITION AND RECENT BUSINESS EXPERIENCE
David C. Decker     Vice President and Portfolio Manager of the Portfolio since its inception.

                    Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time. Mr. Decker holds a Master's of Business Administration degree in Finance from the Fuqua School of Business at Duke
                    University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.



ING JPMORGAN FLEMING INTERNATIONAL ENHANCED EAFE PORTFOLIO (FORMERLY INTERNATIONAL ENHANCED EAFE SERIES)




PORTFOLIO           J.P. Morgan Fleming Asset Management (London) Limited
MANAGER             ("JPMorgan (London)")

INVESTMENT
OBJECTIVE               Total return from long-term capital growth and income


PRINCIPAL               Under normal conditions, the Portfolio will invest at
INVESTMENT              least 80% of its total assets in a broad portfolio of
STRATEGY                equity securities of established foreign companies of
                        various sizes, including foreign subsidiaries of U.S.
                        companies, based in countries that are represented in the Morgan Stanley Capital International, Europe,
                        Australia and Far East Index (the "EAFE Index"). The
                        EAFE Index is a widely recognized benchmark of the stock markets of the world's developed nations other than the United States. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks.
                        These investments may take the form of depositary receipts.



                        Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the stock markets of the world's developed nations other than the United States. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.



                        The Portfolio Manager's investment process emphasizes stock selection as the primary source of returns. Although the security selection process varies across different regions, the overall process has several common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager completes the process using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.


                        The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

                        The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the Portfolio Manager may select from time to time. However, the Portfolio may also invest in companies or governments in developing countries.


                        The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio Manager may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The Portfolio Manager will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities denominated in a currency other than the country in which the company is located.


                        Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities including the following:

                        -     Companies or governments in developing countries

                        - Investment grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality

                        - Debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank

                        - High-quality money market instruments and repurchase agreements

                        To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements.

                        Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

                        The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or currency exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income, gain or currency exposure.

                        The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would.

                        The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.


PRINCIPAL               The principal risks of investing in the Portfolio and
INVESTMENT              the circumstances reasonably likely to cause the value
STRATEGY                of your investment in the Portfolio to decline are
                        listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                       Closed-End Investment Company Risk
                           Convertible Securities Risk
                                  Currency Risk
                              Debt Securities Risk
                            Defensive Investing Risk
                                 Derivative Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                               Small Company Risk


                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance.
                        Performance information is only shown for portfolios that have had a full calendar year of operations. The
                        International EAFE Portfolio commenced operations on May
                        1, 2002. The Portfolio commenced operations on May 1,
                        2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE             JPMorgan (London) has been the Portfolio Manager to the
PORTFOLIO MANAGER       Portfolio since its inception.  JPMorgan (London) is a
                        wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Portfolio. JPMorgan (London) is located at 20 Finsbury
                        Street, London EC2Y9AQ. As of December 31, 2002,
                        JPMorgan (London) and its affiliates had approximately
                        $515 billion in assets under management.


                        The following persons at JPMorgan (London) are primarily responsible for the day-to-day investment decisions of the Portfolio:


                        NAME             POSITION AND RECENT BUSINESS EXPERIENCE
                        ----             ---------------------------------------

                        Peter Harrison   Managing Director at JPMorgan (London);
                                         Head of the Global Portfolios Group.

                                         Mr. Harrison has worked at JPMorgan
                                         (London) since 1996 in a number of
                                         portfolio management roles.

                        James Fisher     Managing Director at JPMorgan (London);
                                         Portfolio Manager of EAFE funds.

                                         Mr. Fisher has worked at JPMorgan
                                         (London) and its predecessor companies
                                         since 1985 in numerous investment
                                         roles.

                        Tim Leask        Mr. Leask is Vice President and client
                                         portfolio manager in the Global
                                         Portfolios Group. An employee of
                                         JPMorgan and its predecessor companies
                                         since January 1997, Mr. Leask was a
                                         client portfolio manager in the Global
                                         Emerging Markets Portfolio Group and a
                                         Managing Director of Fleming Ansa, a
                                         Merchant Bank, the Fleming Group's
                                         joint venture in Trinidad prior to his
                                         present position.



ING JPMORGAN FLEMING SMALL CAP EQUITY PORTFOLIO
(FORMERLY JPMORGAN FLEMING CHASE SMALL CAP EQUITY SERIES)



PORTFOLIO
MANAGER                 J.P. Morgan Fleming Asset Management (USA) Inc.
                        (JPMorgan Fleming (USA))


INVESTMENT
OBJECTIVE               Capital growth over the long term


PRINCIPAL               Under normal market conditions, the Portfolio invests at
INVESTMENT              least 80% of its total assets in equity securities of
STRATEGY                small-cap companies. Small-cap companies are companies
                        with market capitalization equal to those within a universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


                        The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.


                        The Portfolio Manager uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

                        The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

                        Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

                        The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

                        The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

                        The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

                        The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.


PRINCIPAL               The principal risks of investing in the Portfolio and
INVESTMENT              the circumstances reasonably likely to cause the value
STRATEGY                of your investment in the Portfolio  to decline are
                        listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Convertible Securities Risk
                                 Derivative Risk
                              Diversification Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                    REIT Risk
                               Small Company Risk
                              Value Investing Risk


                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

                        For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance.
                        Performance information is only shown for portfolios that have had a full calendar year of operations. The
                        Portfolio commenced operations on May 1, 2002. Since the
                        Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE             JPMorgan Fleming (USA) serves as the portfolio manager
PORTFOLIO MANAGER       to the Portfolio.  JPMorgan Fleming (USA) is a wholly
                        owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMorgan Fleming (USA) also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2002, JPMorgan
                        Fleming (USA) and its affiliates had approximately $515 billion in assets under management.



                        The following persons at JPMorgan Fleming (USA) are primarily responsible for the day-to-day investment decisions of the Portfolio:


                        NAME             POSITION AND RECENT BUSINESS EXPERIENCE
                        ----             ---------------------------------------

                        Juliet Ellis     Managing Director and Senior Portfolio
                                         Manager

                                         Ms. Ellis has worked at JPMorgan
                                         Fleming (USA) since 1987 as an analyst
                                         and portfolio manager.


                        Hal Clark        Mr. Clark is a Vice President and
                                         Portfolio Manager at JPMorgan Fleming
                                         (USA). An employee since 1999, Mr.
                                         Clark is responsible for client
                                         communications and portfolio analysis.
                                         From 2000 to 2001, he was a large-cap
                                         Analyst covering the healthcare,
                                         software, and consumer sectors. Prior
                                         to this, Mr. Clark was an investment
                                         banking associate (1999) and an
                                         investment banking MBA intern (1998).


ING LIMITED  MATURITY  BOND  PORTFOLIO
(FORMERLY LIMITED MATURITY BOND SERIES)


PORTFOLIO
MANAGER                 ING Investment Management LLC ("ING Investment
                        Management")

INVESTMENT              Highest current income consistent with low risk to
OBJECTIVE               principal and liquidity. As a secondary objective,  the
                        Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.


PRINCIPAL               The Portfolio seeks to achieve its investment objective
INVESTMENT              by investing under normal circumstances at least 80% of
STRATEGY                its net assets (plus borrowing for investment purposes)
                        in a diversified portfolio of bonds that are primarily limited maturity debt securities. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less.


                        The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

                        - ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark.

                        - YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

                        - SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).


                        - SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

                        The Portfolio invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


                        Various instruments are eligible for investment, including, corporate securities, mortgage-backed securities, asset-backed securities, variable and floating rate securities, debt securities with special features such as puts, or maturity extension arrangements, U.S. treasury securities and U.S. government agency securities, money market securities such as commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements and reverse repurchase agreements, U.S. dollar-denominated foreign securities, shares of other investment companies, futures contracts, options and options on futures contracts, which could be used for hedging the risk of interest rate changes, sovereign debt, (up to 10% of total assets) supranational organizations and real estate investment trusts (REITs).


                        In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

                        The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may also lend its securities.

                        When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


                        The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL               The principal risks of investing in the Portfolio and
RISKS                   the circumstances reasonably likely to cause the value
                        of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager uses may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                                    Call Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                                  Mortgage Risk
                                    REIT Risk
                                   Sector Risk

                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


             ING LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN *(1)


          [ING LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN BAR GRAPH]

                        1993  1994   1995   1996  1997  1998  1999  2000  2001  2002
                        6.20  -1.19  11.72  4.32  6.67  6.86  1.13  7.73  8.84  7.24

                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers 1-5 Year U.S. Government Credit Bond Index. The Lehman Brothers 1-5 Year U.S. Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years.


                                      AVERAGE ANNUAL TOTAL RETURN*
                        --------------------------------------------------------
                                                1 YEAR    5 YEAR    10 YEAR

                        Class S Return            7.24%     6.32%      5.89%

                        Lehman Brothers 1-5 Year
                          U.S. Government/Credit
                          Bond Index              8.12%     7.12%      6.62%



                                              BEST QUARTER
                                      ---------------------------
                                      Quarter Ended
                                      9/30/01              4.19%


                                             WORST QUARTER
                                      ---------------------------
                                      Quarter Ended
                                      3/31/94              (1.04)%



                        * The performance information presented above is for December 31 of each year.



                        (1) ING Investment Management has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers. The Portfolio commenced operations on January 24, 1989.



MORE ON THE             ING Investment Management (or investment advisers
PORTFOLIO               acquired by ING Investment Management) has managed the
MANAGER                 Portfolio since August 13, 1996. ING Investment
                        Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients, which, as of December 31, 2002, were valued at approximately $73.5 billion. ING Investment Management is a subsidiary of ING Groep N.V. and is under common control with Directed
                        Services, Inc. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta,
                        Georgia 30327.


                        The Portfolio is managed by a team of four investment professionals led by Mr. James B. Kauffman. Mr. Kauffman has been employed by ING Investment Management since 1996 and has over 16 years of investment experience.



ING LIQUID ASSETS PORTFOLIO
(FORMERLY LIQUID ASSET SERIES)


PORTFOLIO
MANAGER                 ING Investment Management LLC ("ING Investments")

INVESTMENT
OBJECTIVE               High level of current income consistent with the
                        preservation of capital and liquidity


PRINCIPAL               The Portfolio Manager strives to maintain a stable $1
INVESTMENT              per share net asset value and its investment strategy
STRATEGY                focuses on safety of principal, liquidity and yield, in
                        order of importance, to achieve this goal. The Portfolio
                        Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.


                        Step One:   The Portfolio Manager actively maintains a
                                    formal approved list of high quality
                                    companies

                        Step Two:   Securities of approved list issuers that
                                    meet maturity guidelines and are rated in one of the two highest ratings categories
                                    (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment

                        Step Three: Eligible securities are reviewed to ensure
                                    that an investment in such securities would not cause the Portfolio to exceed its diversification limits

                        Step Four:  The Portfolio Manager makes yield curve
                                    positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates


                        Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

                        - QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

                        - MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

                        - DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

                        The Portfolio may invest in U.S. dollar-denominated money market instruments including:

                        - U.S. Treasury and U.S. government agency securities

                        -     fully collateralized repurchase agreements

                        - bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

                        -     commercial paper

                        -     asset-backed securities

                        - variable or floating rate securities, including variable rate demand obligations

                        - short-term corporate debt securities other than commercial paper

                        -     U.S. dollar-denominated foreign securities

                        - shares of other investment companies (not to exceed 10%)

                        -     credit-linked notes

                        Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.

                        The Portfolio may lend up to 33 1/3% of its total assets. The Portfolio may also borrow up to 10% of its net assets (up to 25% to meet redemptions).


PRINCIPAL               The principal risks of investing in the Portfolio and
RISKS                   the circumstances reasonably likely to cause the value
                        of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk

                        AN INVESTMENT IN THE LIQUID ASSETS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



                       [ING LIQUID ASSETS -- ANNUAL TOTAL RETURN*(1) BAR CHART]

                        1993   1994   1995  1996  1997  1998  1999  2000  2001  2002
                        2.64   3.70   5.51  5.01  5.07  5.13  4.74  6.05  3.85  1.43


                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of U.S. Treasury Bills with initial maturities of three months.

                                     AVERAGE ANNUAL TOTAL RETURN*(1)
                        --------------------------------------------------------
                                                1 YEAR    5 YEAR    10 YEAR

                        Class S Return            1.43%     4.22%      4.30%
                        Merrill Lynch 3-Month
                          U.S. Treasury Bill
                          Index                   1.78%     4.48%      4.64%




                                             BEST QUARTER
                                      ---------------------------
                                      Quarter Ended
                                      9/30/00                1.56%




                                             WORST QUARTER
                                      ---------------------------
                                      Quarter Ended
                                      12/31/02               0.31%



                        * The performance information presented above is for December 31 of each year.


                        (1) ING Investment Management has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers. The Portfolio commended operations on January 24, 1989.




                        The Portfolio's 7-day yield as of December 31, 2002 was 1.06%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.



MORE ON THE             ING Investments (or investment advisers acquired by ING
PORTFOLIO MANAGER       Investments) has managed the Portfolio since August
                        1996. ING Investments is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients, which, as of December 31, 2002, were valued at approximately
                        $73.5 billion. The address of ING Investments is 5780
                        Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia
                        30327. ING Investments is a subsidiary of ING Groep N.V.
                        and is affiliated with Directed Services, Inc. The
                        Portfolio is managed by a team of four investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms.
                        Thompson has been employed by ING Investments as a portfolio manager since 1998. From 1992 to 1998, Ms.
                        Thompson was employed as an analyst at Fidelity
                        Investments.





ING MARSICO GROWTH PORTFOLIO

(FORMERLY GROWTH SERIES)


PORTFOLIO
MANAGER                 Marsico Capital Management, LLC ("Marsico")

INVESTMENT
OBJECTIVE               Capital appreciation


PRINCIPAL               The Portfolio invests primarily in equity securities
INVESTMENT              selected for their growth potential. The Portfolio may
STRATEGY                invest in companies of any size, from larger,
                        well-established companies to smaller, emerging growth companies.



                        Marsico's investment approach generally combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.

                        If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. The Portfolio may also invest in:

                        - foreign securities (including in emerging or developing markets)

                        - forward foreign currency contracts, futures and options

                        -     debt securities

                        -     high-yield bonds (up to 35%) of any quality

                        - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors


                        When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual -- they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.



PRINCIPAL               The principal risks of investing in the Portfolio and
RISKS                   the circumstances reasonably likely to cause the value
                        of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                              High-Yield Bond Risk
                                  Manager Risk
                             Market and Company Risk
                                   Sector Risk

                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



                         [ING MARSICO GROWTH -- ANNUAL TOTAL RETURN* BAR CHART]




                        1999          2000            2001             2002
                        78.13         -21.99          -30.23           -29.57


                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.



                                     AVERAGE ANNUAL TOTAL RETURN *(1)
                        --------------------------------------------------------
                                          1 YEAR       8/14/98
                                                     (INCEPTION)

                        Class S Return    (29.57)%         (5.44)%
                        S&P 500 Index     (22.09)%         (4.03)%(2)



                                              BEST QUARTER
                                     --------------------------------
                                     Quarter Ended
                                     12/31/99                   41.31%

                                              WORST QUARTER
                                     --------------------------------
                                     Quarter Ended
                                     3/31/01                  (24.22)%



                        * The performance information presented above is for December 31 of each year.



                        (1) Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.



                        (2) Index return is for the period beginning August 1, 1998.

MORE ON THE             Marsico is located at 1200 Seventeenth Street, Suite
PORTFOLIO               1300, Denver, Colorado 80202. Marsico is a registered
MANAGER                 investment adviser formed in 1997 that became a wholly
                        owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets.




                        The following persons at Marsico are primarily responsible for the day-to-day investment decisions of the Portfolio:


                        NAME                POSITION AND RECENT BUSINESS EXPERIENCE
                        ----                ----------------------------------------
                        Thomas F. Marsico     Mr. Marsico is the Chairman and
                                              Chief Investment Officer of
                                              Marsico Capital Management, LLC
                                              ("Marsico").

                                              He founded Marsico in 1997, and
                                              has more than 22 years of
                                              investment experience. Mr. Marsico
                                              has more than 22 years of
                                              experience as a securities analyst
                                              and a portfolio manager. Prior to
                                              forming Marsico Capital, Mr.
                                              Marsico served as the portfolio
                                              manager of the Janus Twenty Fund
                                              from January 31, 1988 through
                                              August 11, 1997 and served in the
                                              same capacity for the Janus Growth
                                              and Income Fund from May 31, 1991
                                              (the Fund's inception date)
                                              through August 11, 1997.

                        James A. Hillary      Effective as of the date of this
                                              prospectus, James A. Hillary joins
                                              Mr. Marsico as co-manager.

                                              Mr. Hillary is Portfolio Manager
                                              and Senior Analyst with Marsico.
                                              He has 14 years of experience as a
                                              securities analyst and portfolio
                                              manager, and was a founding member
                                              of Marsico. Prior to joining
                                              Marsico in 1997, Mr. Hillary was a
                                              portfolio manager at W.H. Reaves,
                                              a New Jersey-based money
                                              management firm.  He holds a
                                              bachelor's degree from Rutgers
                                              University and a law degree from
                                              Fordham.

ING MFS MID CAP GROWTH PORTFOLIO

(FORMERLY MID-CAP GROWTH SERIES)


PORTFOLIO
MANAGER                 Massachusetts Financial Services Company ("MFS")

INVESTMENT
OBJECTIVE               Long-term growth of capital





PRINCIPAL               The Portfolio normally invests at least 80% of its
INVESTMENT              assets in common stocks and related securities (such as
STRATEGY                preferred stocks, convertible securities and depositary
                        receipts) of companies with medium market capitalizations (or "mid-cap companies"), which the

                        Portfolio Manager believes have above-average growth potential.



                        The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of the Portfolio's investment. The Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000(R) Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2002, the top of the Russell MidCap Growth Index was approximately $13.2 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.


                        The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

                        The Portfolio may invest up to 20% of net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

                        The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds

                        The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

                        When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

                        The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

                        The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.


PRINCIPAL               The principal risks of investing in the Portfolio and
RISKS                   the circumstances reasonably likely to cause the value
                        of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                              Debt Securities Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               OTC Investment Risk

                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                       [ING MFS MID CAP GROWTH -- ANNUAL TOTAL RETURN BAR GRAPH]




                        1999          2000         2001              2002
                        79.05         8.18         -23.62            -48.80



                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index and Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The

                        Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.



                                      AVERAGE ANNUAL TOTAL RETURN*
                        --------------------------------------------------------
                                                      1 YEAR      8/14/98

                                                                 (INCEPTION)

                        Class S Return                (48.80)%        (2.89)%
                        Russell Midcap Growth Index   (27.41)%        (3.56)%(1)
                        Russell 2000 Index            (20.48)%        (0.72)%(1)


                                             BEST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     12/31/99                 41.28%


                                             WORST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     6/30/02                 (35.83)%




                        * The performance information presented above is for December 31 of each year.


                        (1) Index return is for the period beginning August 1, 1998.





MORE ON THE             MFS has managed the Portfolio since its inception. MFS
PORTFOLIO               is the oldest U.S. mutual fund organization. MFS and its
MANAGER                 predecessor organizations have managed money since 1924
                        and founded the first mutual fund in the United States.
                        MFS is a subsidiary of Sun Life of Canada (U.S.)
                        Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial
                        Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500
                        Boylston Street, Boston, Massachusetts 02116.


                        The Portfolio is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since 1995 and 2000, respectively. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

ING MFS RESEARCH  PORTFOLIO

(FORMERLY RESEARCH SERIES)


PORTFOLIO
MANAGER                 Massachusetts Financial Services Company ("MFS")

INVESTMENT
OBJECTIVE               Long-term growth of capital and future income





PRINCIPAL               The Portfolio normally invests at least 80% of its
INVESTMENT              assets in common stocks and related securities (such as
STRATEGY                preferred stocks, convertible securities and depositary
                        receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.



                        A team of equity research analysts selects portfolio securities for the Portfolio. This team includes investment analysts employed by the Portfolio Manager and its affiliates.

                        The team allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.


                        The Portfolio may invest up to 20% of net assets in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

                        The Portfolio may also invest up to 10% of net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

                        The Portfolio may also loan securities.


                        The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.




PRINCIPAL               The principal risks of investing in the Portfolio and
RISKS                   the circumstances reasonably likely to cause the value
                        of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                               OTC Investment Risk

                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                         [ING MFS RESEARCH -- ANNUAL TOTAL RETURN* BAR GRAPH]

                        1999            2000          2001             2002
                        24.23          -4.54          -21.46           -24.87


                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell Midcap Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000(R) Index.




                                      AVERAGE ANNUAL TOTAL RETURN*
                        --------------------------------------------------------
                                                   1 YEAR     8/14/98
                                                             (INCEPTION)

                        Class S Return             (24.87)%       (4.92)%
                        S&P 500 Index              (22.09)%       (4.03)%(1)
                        Russell Midcap(R) Index    (16.19)%        1.60%(1)


                                              BEST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     12/31/99                 21.71%

                                              WORST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     9/30/01                 (19.58)%



                        * The performance information presented above is for December 31 of each year.


                        (1) Index return is for the period beginning August 1, 1998.


MORE ON THE             MFS has managed the Portfolio since its inception. MFS
PORTFOLIO               is the oldest U.S. mutual fund organization. MFS and its
MANAGER                 predecessor organizations have managed money since 1924
                        and founded the first mutual fund in the United States.
                        MFS is a subsidiary of Sun Life of Canada (U.S.)
                        Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial
                        Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500
                        Boylston Street, Boston, Massachusetts 02116.


                        The Portfolio is managed by a team of equity analysts.

ING MFS TOTAL RETURN PORTFOLIO

(FORMERLY TOTAL RETURN SERIES)


PORTFOLIO
MANAGER                 Massachusetts Financial Services Company ("MFS")

INVESTMENT              Above-average income (compared to a portfolio entirely
OBJECTIVE               invested in equity securities) consistent with the
                        prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.


PRINCIPAL               The Portfolio is a "balanced fund," and invests in a
INVESTMENT              combination of equity and fixed income securities. Under
STRATEGY                normal market conditions, the Portfolio invests:


                        - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.

                        - at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.


                        The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.


                        EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.


                        While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

                        -     a decline in the market

                        -     poor economic conditions

                        - developments that have affected or may affect the issuer of the securities or the issuer's industry

                        -     the market has overlooked them

                        Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

                        As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

                        -     a fixed income stream

                        - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

                        FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:

                        - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities;



                        - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and;


                        - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

                        In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

                        The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

                        The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

                        The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL               The principal risks of investing in the Portfolio and
RISKS                   the circumstances reasonably likely to cause the value
                        of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:




                         Active or Frequent Trading Risk
                                 Allocation Risk
                                    Call Risk
                           Convertible Securities Risk
                                   Credit Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              High-Yield Bond Risk
                                   Income Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk

                             Market and Company Risk
                                  Maturity Risk
                                  Mortgage Risk
                                   Sector Risk
                           Undervalued Securities Risk

                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[ING MFS TOTAL RETURN -- ANNUAL TOTAL RETURN* BAR GRAPH]

                        1999            2000            2001           2002
                        3.38            16.50           0.49           -5.10


                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.




                                      AVERAGE ANNUAL TOTAL RETURN*
                        --------------------------------------------------------
                                          1 YEAR      8/14/98
                                                    (INCEPTION)

                        Class S Return     (5.10)%         4.80%
                        S&P 500 Index     (22.09)%        (4.03)%(1)



                                              BEST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     9/30/00                   7.27%


                                              WORST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     9/30/02                  (8.33)%

                       * The performance information presented above is for December 31 of each year.

                        (1) Index return is for the period beginning August 1, 1998.







MORE ON THE             MFS has managed the Portfolio since its inception. MFS
PORTFOLIO               is the oldest U.S. mutual fund organization. MFS and its
MANAGER                 predecessor organizations have managed money since 1924
                        and founded the first mutual fund in the United States.
                        MFS is a subsidiary of Sun Life of Canada (U.S.)
                        Financial Services Holding, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial
                        Services of Canada, Inc., (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500
                        Boylston Street, Boston, Massachusetts 02116.



                        The Portfolio is managed by a team of portfolio managers at MFS.



ING PIMCO CORE BOND PORTFOLIO
(FORMERLY CORE BOND SERIES)


PORTFOLIO
MANAGER                 Pacific Investment Management Company LLC ("PIMCO")


INVESTMENT              Maximum total return, consistent with preservation of
OBJECTIVE               capital and prudent investment management.


PRINCIPAL               The Portfolio is diversified and seeks to achieve its
INVESTMENT              investment objective by investing under normal
STRATEGY                circumstances at least 80% of its net assets (plus
                        borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three-to-six year time frame based upon the Portfolio Manager's forecast of interest rates.




                        The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including Convertible, securities, preferred stock, corporate commercial paper, Yankees and Euros; mortgaged-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; and money market instruments.


                        The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least

                        75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

                        The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRINCIPAL               The principal risks of investing in the Portfolio and
INVESTMENT              the circumstances reasonably likely to cause the value
STRATEGY                of your investment in the Portfolio to decline are
                        listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio
                        Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:




                                  Currency Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              High Yield Bond Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk


                        Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE             The value of your shares in the Portfolio will fluctuate
                        depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                        The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


                        The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[ING PIMCO CORE BOND -- ANNUAL TOTAL RETURN*(1) BAR GRAPH]

                        1999         2000          2001         2002
                        -8.62        0.94          2.46         8.68

                        The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index.


                                    AVERAGE ANNUAL TOTAL RETURN*(1)
                        --------------------------------------------------------
                                                     1 YEAR      8/14/98
                                                               (Inception)
                        Class S Return                 8.68%          2.39%
                        Lehman Brothers Aggregate
                           Bond Index                 10.25%          7.59%(2)



                                               BEST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     9/30/01                   5.79%

                                              WORST QUARTER
                                     ------------------------------
                                     Quarter Ended
                                     3/31/99                  (5.01)%


                        * The performance information presented above is for December 31 of each year.


                        (1) PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

                        (2) Index return is for the period beginning August 1, 1998.


MORE ON THE             PIMCO's address is 840 Newport Center Drive, Suite 300,
PORTFOLIO               Newport Beach, California 92660. Organized in 1971,
MANAGER                 PIMCO provides investment management and advisory
                        services to private accounts of institutional and individual clients and to mutual funds. As of December
                        31, 2002, PIMCO had approximately $304.6 billion in assets under management.


                        PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

                        A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO, manages the Core Bond Portfolio. The portfolio management team develops and implements investment strategy for the Portfolio.

                              Financial Highlights



                           PORTFOLIO FEES AND EXPENSES



The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2002 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.



Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.


                                 CLASS S SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                DISTRIBUTION       SHAREHOLDER         OTHER           TOTAL OPERATING
                              MANAGEMENT FEE    (12B-1) FEE       SERVICES FEE      EXPENSES(2)          EXPENSES(5)
                              --------------    -----------       ------------      -----------          -----------
Eagle Asset Value
Equity                           0.69%               0.00%            0.25%            0.01%               0.95%(5)

International                    1.00%               0.00%            0.25%            0.01%               1.26%

Janus Growth and
Income                           0.85%               0.00%            0.25%            0.01%               1.11%(5)

Janus Special Equity             0.85%               0.00%            0.25%            0.01%               1.11%(5)

JPMorgan Fleming
Int'l Enhanced EAFE              1.00%               0.00%            0.25%            0.01%(3)            1.26%

JPMorgan Fleming
Small Cap Equity                 0.90%               0.00%            0.25%            0.01%(3)            1.16%(5)

Limited Maturity Bond            0.27%               0.00%            0.25%            0.01%               0.53%

Liquid Assets                    0.27%               0.00%            0.25%            0.01%               0.53%

Marsico Growth                   0.78%               0.00%            0.25%            0.01%               1.04%(5)

MFS Mid Cap Growth               0.64%(4)            0.00%            0.25%            0.02%               0.91%(5)

MFS Research                     0.64%(4)            0.00%            0.25%            0.02%               0.91%(5)

MFS Total Return                 0.64%(4)            0.00%            0.25%            0.02%               0.91%(5)

PIMCO Core Bond                  0.66%               0.00%            0.25%            0.02%               0.93%


(1) This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

(2) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


(3) "Other Expenses" for the JPMorgan Fleming International Enhanced EAFE Portfolio and JPMorgan Fleming Small Cap Equity Portfolio are estimated because they did not have a full calendar year of operations as of December 31, 2002.


(4) DSI has voluntarily agreed to waive a portion of its management fee for the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios. Including these waivers, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2002, would have been 0.90%, 0.90% and 0.90%, respectively. This arrangement may be discontinued by DSI at any time.



(5) A portion of the brokerage commissions that the Eagle Asset Value Equity, Janus Growth and Income, Janus Special Equity, JPMorgan Fleming Small Cap Equity, Marsico Growth, MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and the MFS Voluntary Management fee waiver the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2002 would have been 0.94%, 1.08%, 1.07%, 1.13%, 0.97%, 0.84%, 0.84%
      and 0.89%, respectively. This arrangement may be discontinued at any time.


EXAMPLE This example is intended to help you compare the cost of investing in Class S of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                            1 Year   3 Years   5 Years   10 Years
                                            ------   -------   -------   --------
     Eagle Asset Value Equity                $ 97      $303      $525      $1166

     International                           $128      $400      $692      $1523

     Janus Growth and Income                 $113      $353      $612      $1352

     Janus Special Equity                    $113      $353      $612      $1352

     JPMorgan Fleming Int'l
     Enhanced EAFE                           $128      $400      $692      $1523

     JPMorgan Fleming Small
     Cap Equity                              $118      $368      $638      $1409

     Limited Maturity Bond                   $ 54      $170      $296      $ 665

     Liquid Assets                           $ 54      $170      $296      $ 665

     Marsico Growth                          $106      $331      $574      $1271

     MFS Mid Cap Growth                      $ 93      $290      $504      $1120

     MFS Research                            $ 93      $290      $504      $1120

     MFS Total Return                        $ 93      $290      $504      $1120

     PIMCO Core Bond                         $ 95      $296      $515      $1143


                           SUMMARY OF PRINCIPAL RISKS


THE VALUE OF YOUR INVESTMENTS IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A

MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTIONS OF THE PORTFOLIOS AND ARE DESCRIBED IN THIS SECTION. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.



ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance.



ALLOCATION RISK. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.


CLOSED-END INVESTMENT COMPANY RISK. When a Portfolio invests in closed-end investment companies, the Portfolio indirectly pays a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.


CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.


Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.


DERIVATIVE RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.


DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940
Act), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.


EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.


HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.


INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.



MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.



MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.



MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a Portfolio invests.




MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.


OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


To the extent that a Portfolio invests significantly in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.



REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a portfolio that has securities representing a broader range of investments.



SHORT SALES RISK. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.



SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.



VALUE INVESTING RISK. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.


                                MORE INFORMATION


PERCENTAGE            Unless otherwise stated, the percentage limitations in
AND RATING            this Prospectus apply at the time of investment.
LIMITATION


A WORD ABOUT          Each Portfolio in this Prospectus, unless specifically
PORTFOLIO             noted under the portfolio's principal investment strategy,
DIVERSITY             is diversified, as defined in the Investment Company Act
                      of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in
                      any one issuer and may not purchase more than 10% of the
                      outstanding voting securities of any one issuer (other
                      than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the
                      Portfolio's principal investment strategy, is fundamental.
                      In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional
                      Information. This means they may not be modified or
                      changed without a vote of the shareholders.

ADDITIONAL            The Statement of Additional Information is made a part of
INFORMATION           this Prospectus. It identifies investment restrictions,
ABOUT THE             more detailed risk descriptions, a description of how the
PORTFOLIOS            bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain
                      a copy without charge by calling the Trust at
                      1-800-366-0066 or downloading it from the Securities and
                      Exchange Commission's website: http://www.sec.gov.


NON-                  Certain Portfolios have adopted non-fundamental investment
FUNDAMENTAL           policies to invest the assets of the Portfolio in
INVESTMENT            securities that are consistent with the Portfolio's name.
POLICIES              For more information about these policies, please consult
                      the Statement of Additional Information.

TEMPORARY             A Portfolio Manager may depart from a Portfolio's
DEFENSIVE             principal investment strategies by temporarily investing
POSITIONS             for defensive purposes when a Port folio Manager believes
                      that adverse market, economic, political or other
                      conditions may affect a Portfolio. Instead, the Portfolio
                      may invest in securities believed to present less risk,
                      such as cash items, debt securities that are high quality
                      or higher than normal, more liquid securities or others.
                      While a Portfolio invests defensively, it may not be able
                      to pursue its investment objective. A Portfolio's
                      defensive investment position may not be effective in
                      protecting its value. The types of defensive positions in
                      which a Portfolio may engage, unless specifically notes
                      under a Portfolio's principal investment strategy, are
                      identified and discussed, together with their risks, in
                      the Statement of Additional Information.

INDEPENDENT           Ernst & Young LLP, located at Two Commerce Square, Suite
AUDITORS              4000, 2001 Market Street, Philadelphia, Pennsylvania
                      19103.

ADMINISTRATIVE        In addition to advisory services, DSI provides
SERVICES              administrative and other services necessary for the
                      ordinary operation of the Portfolios. DSI procures and
                      pays for the services and information necessary to the
                      proper conduct of the Portfolios' business, including
                      custodial, administrative, transfer agency, portfolio
                      accounting, dividend disbursing, auditing, and ordinary
                      legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the
                      custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the
                      portfolios offer their shares. DSI also ensures that the
                      Portfolios operate in compliance with applicable legal
                      requirements and monitors the Portfolio Managers for
                      compliance with requirements under applicable law and with the investment policies and restrictions of the
                      Portfolios. DSI does not bear the expense of brokerage
                      fees and other transactional expenses for securities or
                      other assets (which are generally considered part of the
                      cost for the assets), taxes (if any) paid by a Portfolio,
                      interest on borrowing, fees and expenses of the
                      independent trustees, including the cost of the Trustees
                      and Officers Errors and Omissions Liability Insurance
                      coverage and the cost of counsel to the Independent
                      Trustees, and extraordinary expenses, such as litigation
                      or indemnification expenses.


                      The Trust pays a management fee to DSI for its services.
                      Out of this management fee, DSI in turn pays the portfolio managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.

                      DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC (ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING
                      Funds Services on behalf of DSI including acting as a liaison among the various services providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING
                      Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

PORTFOLIO             DSI is the principal underwriter and distributor of each
DISTRIBUTION          Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania
                      19380.

                      DSI is a member of the National Association of Securities
                      Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact
                      NASD Regulation, Inc. at www.nasdr.com or the Public
                      Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASS OF SHARES       Effective May 1, 2002, the Trust's shares were classified
                      into Adviser Class (Class A), Institutional Class (Class
                      I), and Service Class (Class S) shares. The three classes
                      of shares of each Portfolio are identical except for
                      different expenses, certain related rights and certain
                      shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered by this Prospectus.

                      SERVICE FEES The Trust has entered into a Shareholder
                      Services Agreement (the "Agreement") for the Class S shares of each Portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S shares.


                      Effective August 1, 2002, in connection with the implementation of the Multiple Class Plan, the management fee of those Portfolios that commenced operations prior to May 1, 2002 was reduced by 0.25%, the same amount as the new service fee.



                         OVERALL MANAGEMENT OF THE TRUST


THE ADVISER           Directed Services, Inc. ("DSI"), A New York corporation,
                      is the adviser to the Trust. As of December 31, 2002, DSI
                      managed approximately $9.9 billion in registered
                      investment company assets. DSI is registered with the U.S.
                      Securities and Exchange Commission ("SEC") as an
                      investment adviser and a broker-dealer.

                      DSI, subject to the supervision of the Board of Trustees of the Trust, (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio
                      Managers to the Board of the Trust. On May 24, 2002, the
                      Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated
                      Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.

                      DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.

ADVISORY FEE          The Trust pays DSI a management fee, payable monthly,
                      based on the average daily net assets of a Portfolio (or
                      the combined net assets of two or more Portfolios).

                      MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:



                                                                       FEE PAID TO ADVISER DURING 2002
                      PORTFOLIO                                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                      ---------                                    ---------------------------------------
                      Eagle Asset Value Equity                                      0.69%
                      International                                                 1.00%
                      Janus Growth and Income                                       0.85%
                      Janus Special Equity                                          0.85%
                      JPMorgan Fleming Int'l Enhanced EAFE***                       1.00%
                      JPMorgan Fleming Small Cap Equity***                          0.90%
                      Limited Maturity Bond                                         0.27%
                      Liquid Assets                                                 0.27%
                      Marsico Growth*                                               0.78%
                      MFS Mid Cap Growth**                                          0.63%
                      MFS Research**                                                0.63%
                      MFS Total Return**                                            0.64%
                      PIMCO Core Bond                                               0.66%

                      ----------


                  * DSI voluntarily waived 0.05% of its management fee for the Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2002.

                  ** For the year ended December 31, 2002, DSI voluntarily waived a portion of its management fee for MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios in an amount equal to .01% for each Portfolio.



                  ***   Annualized


                        DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

                                   SHARE PRICE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


The Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.


                             TAXES AND DISTRIBUTIONS


Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares annually, except that net investment income of the ING Liquid Assets Portfolio is declared as a dividend daily and paid monthly and the ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.



Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.



The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.


                              FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a Portfolio's financial statements, are included in the annual report, which is available upon request.


ING EAGLE ASSET VALUE EQUITY PORTFOLIO

                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        -----------    -----------    -----------    -----------    -----------
                                                         12/31/02#      12/31/01       12/31/00       12/31/99       12/31/98
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year                      $     15.55    $     16.61    $     15.52    $     15.88    $     16.13
                                                        -----------    -----------    -----------    -----------    -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.13           0.12           0.13           0.17           0.19
Net realized and unrealized gain/(loss) on investments        (2.78)         (0.86)          1.22          (0.09)          0.06
                                                        -----------    -----------    -----------    -----------    -----------
Total from investment operations                              (2.65)         (0.74)          1.35           0.08           0.25
                                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.10)         (0.11)         (0.19)         (0.15)         (0.18)
Distributions from capital gains                                 --          (0.21)         (0.02)         (0.29)         (0.32)
Return of capital                                                --             --          (0.05)            --             --
                                                        -----------    -----------    -----------    -----------    -----------
Total distributions                                           (0.10)         (0.32)         (0.26)         (0.44)         (0.50)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                            $     12.80    $     15.55    $     16.61    $     15.52    $     15.88
                                                        -----------    -----------    -----------    -----------    -----------
Total return                                                 (17.05)%        (4.43)%         8.77%          0.51%          1.55%
                                                        -----------    -----------    -----------    -----------    -----------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)                      $   177,515    $   204,675    $   186,345    $   141,595    $   129,784
Ratio of operating expenses to average net assets
   Before directed brokerage reimbursement                     0.95%          0.95%          0.95%          0.96%          0.98%
   After directed brokerage reimbursement                      0.94%            --             --             --             --
Ratio of net investment income to average net assets
   Before directed brokerage reimbursement                     0.89%          0.76%          0.92%          1.11%          1.49%
   After directed brokerage reimbursement                      0.90%            --             --             --             --
Portfolio turnover rate                                          41%            61%            84%            62%           124%

----------


      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING INTERNATIONAL PORTFOLIO

                                                                                     YEAR             PERIOD
                                                                                     ENDED             ENDED
                                                                                  -----------       -----------
                                                                                   12/31/02#         12/31/01**
                                                                                  -----------       -----------
Net asset value, beginning of period                                              $      8.29       $      8.26
                                                                                  -----------       -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                                             0.06             (0.00)(1)
Net realized and unrealized gain/(loss) on investments and foreign currencies           (1.40)             0.03
                                                                                  -----------       -----------
Total from investment operations                                                        (1.34)             0.03
LESS DISTRIBUTIONS:
Dividends from net investment income                                                    (0.04)               --
Distributions from capital gains                                                        (0.02)               --

Total distributions                                                                     (0.06)

Net asset value, end of period                                                    $      6.89       $      8.29
                                                                                  -----------       -----------
Total return                                                                           (16.15)%            0.36%++

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                              $   139,789       $   171,577
Ratio of operating expenses to average net assets                                        1.26%             1.25 %+
Ratio of net investment loss to average net assets                                       0.69%            (0.15)%+
Portfolio turnover rate                                                                   115%               99%

----------


      **    The International Portfolio commenced operations on December 17,
            2001.


      +     Annualized

      ++    Non-annualized


      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


      (1)   Amount is less than 0.01.

ING JANUS GROWTH AND INCOME PORTFOLIO*



                                                                              YEAR              YEAR             PERIOD
                                                                              ENDED             ENDED             ENDED
                                                                           -----------       -----------       -----------
                                                                            12/31/02          12/31/01          12/31/00**#
                                                                           -----------       -----------       -----------
Net asset value, beginning of period                                       $      8.97       $      9.97       $     10.00
                                                                           -----------       -----------       -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                             0.04              0.02              0.07
Net realized and unrealized loss on investments and foreign currencies           (1.78)            (0.97)            (0.09)
                                                                           -----------       -----------       -----------
Total from investment operations                                                 (1.74)            (0.95)            (0.02)
                                                                           -----------       -----------       -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                                             (0.03)            (0.05)            (0.01)
                                                                           -----------       -----------       -----------
Net asset value, end of period                                             $      7.20       $      8.97       $      9.97
                                                                           ===========       ===========       ===========

Total return                                                                    (19.41)%           (9.51)%           (0.21)%++
                                                                           ===========       ===========       ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                                       $   130,480       $    93,222       $    15,231
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                                        1.11%             1.11%             1.10%+
   After directed brokerage reimbursement                                         1.08%               --                --
Ratio of net investment income to average net assets:

   Before directed brokerage reimbursement                                        0.46%             0.93%             2.63%+
   After directed brokerage reimbursement                                         0.49%               --                --
Portfolio turnover rate                                                             50%               42%                5%

----------

      * On January 30, 2002 there was a name change from Growth and Income Portfolio to Janus Growth and Income Portfolio.

      ** The Janus Growth and Income Portfolio commenced operations on October 2, 2000.

      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING JANUS SPECIAL EQUITY PORTFOLIO


                                                                              YEAR              YEAR             PERIOD
                                                                              ENDED             ENDED             ENDED
                                                                           -----------       -----------       -----------
                                                                            12/31/02#         12/31/01          12/31/00*#
                                                                           -----------       -----------       -----------
Net asset value, beginning of period                                       $      8.44       $      8.91       $     10.00
                                                                           -----------       -----------       -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                                     (0.03)             0.00(1)           0.04
Net realized and unrealized loss on investments and foreign currencies           (2.16)            (0.45)            (1.12)
                                                                           -----------       -----------       -----------
Total from investment operations                                                 (2.19)            (0.45)            (1.08)
                                                                           -----------       -----------       -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                                                --             (0.02)            (0.01)
Dividends from capital gains                                                        --                --             (0.00)(1)
                                                                           -----------       -----------       -----------
Total distributions                                                                 --             (0.02)            (0.01)
                                                                           -----------       -----------       -----------
Net asset value, end of period                                             $      6.25       $      8.44       $      8.91
                                                                           ===========       ===========       ===========
Total return                                                                    (25.95)%           (5.03)%          (10.80)%++
                                                                           ===========       ===========       ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                       $    21,815       $    26,151       $     8,125
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                                        1.11%             1.11%             1.10%+
   After directed brokerage reimbursement                                         1.07%               --                --
Ratio of net investment income/(loss) to average net assets:

   Before directed brokerage reimbursement                                       (0.46)%            0.25%             1.92%+
   After directed brokerage reimbursement                                        (0.42)%              --                --
Portfolio turnover rate                                                             54%               95%               12%

----------

      *     The Special Equity Portfolio commenced operations on October 2,
            2000.

      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


      (1)   Amount is less than 0.01.

ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE PORTFOLIO



                                                                     YEAR
                                                                     ENDED
                                                                   ---------
                                                                   12/31/02*#
                                                                   ---------
Net asset value, beginning of period                               $   10.00
                                                                   ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.04
Net realized and unrealized loss on investments
  and foreign currencies                                               (1.74)
                                                                   ---------
Total from investment operations                                       (1.70)
                                                                   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (0.02)
                                                                   ---------
Net asset value, end of period                                     $    8.28
                                                                   =========
Total return                                                          (16.97)%++
                                                                   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                               $   9,147
Ratio of operating expenses to average net assets                       1.25%+
Ratio of net investment income to average net assets                    0.57%+
Portfolio turnover rate                                                   23%

----------

      *     The Portfolio commenced operations on May 1, 2002.

      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.



ING JP MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO



                                                                    YEAR
                                                                    ENDED
                                                                  ----------
                                                                  12/31/02*#
                                                                  ----------
Net asset value, beginning of period                              $    10.00
                                                                  ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                    (0.03)
Net realized and unrealized loss on investments                        (2.05)
                                                                  ----------
Total from investment operations                                       (2.08)
                                                                  ----------
Net asset value, end of period                                    $     7.92
                                                                  ==========
Total return                                                          (20.80)%++
                                                                  ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $   13,458
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                              1.15%+
   After directed brokerage reimbursement                               1.13%+
Ratio of net investment loss to average net assets:
     Before directed brokerage reimbursement                           (0.50)%+
     After directed brokerage reimbursement                            (0.48)%+
Portfolio turnover rate                                                   15%

----------

      *     The Portfolio commenced operations on May 1, 2002.

      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING LIMITED MATURITY BOND PORTFOLIO*

                                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        -----------    -----------    -----------    -----------    -----------
                                                         12/31/02#      12/31/01       12/31/00       12/31/99       12/31/98
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of year                      $     11.02    $     10.53    $     10.42    $     10.68    $     10.31
                                                        -----------    -----------    -----------    -----------    -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.46           0.41           0.55           0.48           0.24
Net realized and unrealized gain/(loss) on investments         0.34           0.52           0.26          (0.36)          0.47
                                                        -----------    -----------    -----------    -----------    -----------
Total from investment operations                               0.80           0.93           0.81           0.12           0.71
                                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.33)         (0.44)         (0.70)         (0.38)         (0.34)
Distributions from capital gains                              (0.05)            --             --             --             --
                                                        -----------    -----------    -----------    -----------    -----------
Total distributions                                           (0.38)         (0.44)         (0.70)         (0.38)         (0.34)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of year                            $     11.44    $     11.02    $     10.53    $     10.42    $     10.68
                                                        ===========    ===========    ===========    ===========    ===========
Total return                                                   7.24%          8.84%          7.73%          1.13%          6.86%
                                                        ===========    ===========    ===========    ===========    ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $   611,262    $   462,492    $   251,060    $   207,109    $   148,426
Ratio of operating expenses to average net assets              0.53%          0.53%          0.55%          0.57%          0.60%
Ration of operating expenses to average net assets,
   including interest expense                                    --           0.54%          0.56%            --             --
Ratio of net investment income to average net assets           4.03%          4.98%          6.11%          5.29%          5.15%
Portfolio turnover rate                                         169%           117%           153%           128%            52%

----------

      * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio.

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.




ING LIQUID ASSETS PORTFOLIO*

                                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                       -----------     -----------     -----------     -----------     -----------
                                                        12/31/02#       12/31/01        12/31/00        12/31/99        12/31/98
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year                     $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       -----------     -----------     -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.014           0.038           0.059           0.046           0.050
                                                       -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.014)         (0.038)         (0.059)         (0.046)         (0.050)
                                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                       ===========     ===========     ===========     ===========     ===========
Total return                                                  1.43%           3.85%           6.05%           4.74%           5.13%
                                                       ===========     ===========     ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                     $ 1,091,743     $ 1,126,626     $   718,891     $   579,848     $   211,730
Ratio of operating expenses to average net assets             0.53%           0.54%           0.55%           0.56%           0.59%
Ratio of net investment income to average net assets          1.42%           3.63%           5.91%           4.71%           4.92%

----------


      * On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the Portfolio



      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MARSICO GROWTH PORTFOLIO**


                                                      YEAR           YEAR           YEAR             YEAR          PERIOD
                                                      ENDED          ENDED          ENDED            ENDED          ENDED
                                                   -----------    -----------    -----------      -----------    -----------
                                                    12/31/02#      12/31/01       12/31/00         12/31/99       12/31/98*#
                                                   -----------    -----------    -----------      -----------    -----------
Net asset value, beginning of period               $     13.80    $     19.78    $     27.49      $     15.62    $     13.63
                                                   -----------    -----------    -----------      -----------    -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                             (0.02)          0.00(1)        0.29            (0.03)         (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currencies                    (4.06)         (5.98)         (6.43)           12.23           2.02
                                                   -----------    -----------    -----------      -----------    -----------
Total from investment operations                         (4.08)         (5.98)         (6.14)           12.20           1.99
                                                   -----------    -----------    -----------      -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                        --             --          (0.34)              --             --
Distributions from capital gains                            --             --          (1.23)           (0.33)            --
Return of capital                                           --             --          (0.00)(1)           --             --
                                                   -----------    -----------    -----------      -----------    -----------
Total distributions                                         --             --          (1.57)           (0.33)            --
                                                   -----------    -----------    -----------      -----------    -----------
Net asset value, end of period                     $      9.72    $     13.80    $     19.78      $     27.49    $     15.62
                                                   ===========    ===========    ===========      ===========    ===========
Total return                                            (29.57)%       (30.23)%       (21.99)%          78.13%         14.60%++
                                                   ===========    ===========    ===========      ===========    ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)               $   616,225    $ 1,101,625    $ 1,638,875      $ 1,416,872    $   231,216
Ratio of operating expenses to average net assets
 Before directed brokerage reimbursement                  1.04%          1.01%          0.99%            1.04%          1.09%+
 After directed brokerage reimbursement                   0.97%            --             --               --             --
Ratio of net investment income/(loss) to average
   net assets
 Before directed brokerage reimbursement                 (0.22)%         0.01%          0.19%           (0.40)%        (0.58)%+
 After directed brokerage reimbursement                  (0.15)%           --             --               --             --
Portfolio turnover rate                                    186%            88%            60%             116%            88%

----------


      *     The Portfolio commenced operations on August 14, 1998.



      ** Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to March 1, 1999, the Portfolio was named the Value + Growth Portfolio.


      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

      (1)   Amount is less than $0.01.

 ING MFS MID CAP GROWTH PORTFOLIO


                                                               YEAR           YEAR          YEAR          YEAR        PERIOD
                                                               ENDED          ENDED         ENDED         ENDED        ENDED
                                                             ----------    ----------    ----------    ----------    ----------
                                                             12/31/02#      12/31/01      12/31/00      12/31/99     12/31/98*#
                                                             ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                         $    14.18    $    18.67    $    29.59    $    18.10    $    15.68
                                                             ----------    ----------    ----------    ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                      (0.05)        (0.10)        (0.10)        (0.03)         0.01
Net realized and unrealized gain/(loss) on investments
   and foreign currencies                                         (6.87)        (4.31)         1.43         14.22          2.52
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations                                  (6.92)        (4.41)         1.33         14.19          2.53
                                                             ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                                 --            --            --            --         (0.01)
Distributions from capital gains                                     --         (0.08)       (12.25)        (2.70)        (0.10)
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions                                                  --         (0.08)       (12.25)        (2.70)        (0.11)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value, end of period                               $     7.26    $    14.18    $    18.67    $    29.59    $    18.10
                                                             ==========    ==========    ==========    ==========    ==========
Total return                                                     (48.80)%      (23.62)%        8.18%        79.05%        16.12%++
                                                             ==========    ==========    ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $  522,323    $1,133,396    $1,461,745    $  781,807    $  252,022
Ratio of operating expenses to average net assets:
 Before directed brokerage and sub-advisory
   expense reimbursement                                           0.90%         0.89%         0.88%         0.91%         0.95%+
 After directed brokerage and sub-advisory
   expense reimbursement                                           0.84%           --            --            --            --
Ratio of net investment income/(loss) to average net assets
 Before directed brokerage and sub-advisory
   expense reimbursement                                          (0.50)%       (0.64)%       (0.58)%       (0.21)%        0.15%+
 After directed brokerage and sub-advisory
   expense reimbursement                                          (0.44)%          --            --            --            --
Portfolio turnover rate                                             163%           94%          150%          159%           55%

----------


      * The Portfolio commenced operations on August 14, 1998.


      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MFS RESEARCH PORTFOLIO

                                                                YEAR           YEAR          YEAR          YEAR         PERIOD
                                                                ENDED          ENDED         ENDED         ENDED         ENDED
                                                              ----------    ----------    ----------    ----------    ----------
                                                              12/31/02#      12/31/01      12/31/00      12/31/99     12/31/98*#
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    16.00    $    20.95    $    24.81    $    20.31    $    17.75
                                                                            ----------    ----------    ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                        0.07          0.03         (0.01)         0.01          0.02
Net realized and unrealized gain/(loss) on investments
   and foreign currencies                                          (4.05)        (4.53)        (1.25)         4.90          2.56
                                                                            ----------    ----------    ----------    ----------
Total from investment operations                                   (3.98)        (4.50)        (1.26)         4.91          2.58
                                                                            ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.06)        (0.02)        (0.04)        (0.01)        (0.01)
Distributions in excess of net investment income                      --            --            --            --         (0.01)
Distributions from capital gains                                      --         (0.43)        (2.56)        (0.40)           --
                                                                            ----------    ----------    ----------    ----------
Total distributions                                                (0.06)        (0.45)        (2.60)        (0.41)        (0.02)
                                                                            ----------    ----------    ----------    ----------
Net asset value, end of period                                $    11.96    $    16.00    $    20.95    $    24.81    $    20.31
                                                              ==========    ==========    ==========    ==========    ==========
Total return                                                      (24.87)%      (21.46)%       (4.54)%       24.23%        14.54%++
                                                              ==========    ==========    ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                          $  563,470    $  871,059    $1,147,196    $1,014,656    $  613,771
Ratio of operating expenses to average net assets:
 Before directed brokerage and sub-advisory
   expense reimbursement                                            0.90%         0.89%         0.88%         0.91%         0.94%+
 After directed brokerage and sub-advisory
   expense reimbursement                                            0.84%           --            --            --            --
Ratio of net investment income/(loss) to average net assets:
 Before directed brokerage and sub-advisory
   expense reimbursement                                            0.51%         0.15%        (0.06)%        0.02%         0.23%+
 After directed brokerage and sub-advisory
   expense reimbursement                                            0.57%           --            --            --            --
Portfolio turnover rate                                              109%           97%           87%           89%           35%

----------


      * The Portfolio commenced operations on August 14, 1998.


      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MFS TOTAL RETURN PORTFOLIO


                                                           YEAR           YEAR           YEAR           YEAR          PERIOD
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        -----------    -----------    -----------    -----------    -----------
                                                         12/31/02#      12/31/01       12/31/00       12/31/99       12/31/98*#
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                    $     15.98    $     17.00    $     15.80    $     15.80    $     14.88
                                                                       -----------    -----------    -----------    -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.44           0.44           0.50           0.42           0.17
Net realized and unrealized gain/(loss) on investments
   and foreign currencies                                     (1.25)         (0.37)          2.07           0.11           0.86
                                                                       -----------    -----------    -----------    -----------
Total from investment operations                              (0.81)          0.07           2.57           0.53           1.03
                                                                       -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.34)         (0.46)         (0.63)         (0.31)         (0.11)
Distributions from capital gains                              (0.02)         (0.63)         (0.74)         (0.22)            --
                                                                       -----------    -----------    -----------    -----------
Total distributions                                           (0.36)         (1.09)         (1.37)         (0.53)         (0.11)
                                                                       -----------    -----------    -----------    -----------
Net asset value, end of period                          $     14.81    $     15.98    $     17.00    $     15.80    $     15.80
                                                        ===========    ===========    ===========    ===========    ===========
Total return                                                  (5.10)%         0.49%         16.50%          3.38%          6.90%++
                                                        ===========    ===========    ===========    ===========    ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $ 1,026,503    $ 1,002,724    $   832,527    $   675,754    $   453,093
Ratio of operating expenses to average net assets:
 Before directed brokerage and sub-advisory
   expense reimbursement                                       0.90%          0.89%          0.88%          0.91%          0.98%+
 After directed brokerage and sub-advisory
   expense reimbursement                                       0.89%            --             --             --             --
Ratio of net investment income to average net assets:
 Before directed brokerage and sub-advisory
   expense reimbursement                                       2.81%          2.88%          3.28%          3.04%          2.95%+
 After directed brokerage and sub-advisory
   expense reimbursement                                       2.82%            --             --             --             --
Portfolio turnover rate                                          81%           106%           113%            81%            37%

----------


      * The Portfolio commenced operations on August 14, 1998.


      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING PIMCO CORE BOND PORTFOLIO**


                                                           YEAR           YEAR           YEAR           YEAR          PERIOD
                                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                                        -----------    -----------    -----------    -----------    -----------
                                                         12/31/02#      12/31/01       12/31/00       12/31/99       12/31/98*#
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of period                    $      9.79    $      9.60    $     10.06    $     11.17    $     10.47
                                                        -----------    -----------    -----------    -----------    -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.36           0.26           0.12           0.34           0.09
Net realized and unrealized gain/(loss) on investments
   and foreign currencies                                      0.48          (0.02)         (0.03)         (1.30)          0.74
                                                        -----------    -----------    -----------    -----------    -----------
Total from investment operations                               0.84           0.24           0.09          (0.96)          0.83
                                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.16)            --          (0.32)         (0.14)         (0.09)
Dividends in excess of net investment income                     --             --             --             --          (0.04)
Distributions from capital gains                              (0.08)         (0.05)         (0.00)(1)         --             --
Distributions in excess of capital gains                         --             --             --          (0.01)            --
Return of capital                                                --             --          (0.23)            --             --
                                                        -----------    -----------    -----------    -----------    -----------
Total distributions                                           (0.24)         (0.05)         (0.55)         (0.15)         (0.13)
                                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of period                          $     10.39    $      9.79    $      9.60    $     10.06    $     11.17
                                                        ===========    ===========    ===========    ===========    ===========
Total return                                                   8.68%          2.46%          0.94%         (8.62)%         7.99%++
                                                        ===========    ===========    ===========    ===========    ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                    $   437,548    $   122,176    $    47,126    $    30,371    $    21,932
Ratio of operating expenses to average net assets              0.93%          1.13%          1.60%          1.60%          1.74%+
Ratio of net investment income to average net assets           3.56%          3.30%          3.62%          3.17%          2.37%+
Portfolio turnover rate                                         605%           745%           156%            87%            25%


      *     The Portfolio commenced operations on August 14, 1998.


      ** Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Portfolio to the Core Bond Portfolio and a change of investment strategy.

      +     Annualized

      ++    Non-annualized

      # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


      (1)   Amount is less than $0.01.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.



Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year.



To obtain a free copy of these documents or to make inquiries about the portfolios, please write the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.



Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




      THE ING INVESTORS TRUST TRUSTEES


      Paul S. Doherty

      J. Michael Earley

      R. Barbara Gitenstein


      Walter H. May

      Thomas J. McInerney

      Jock Patton

      David W.C. Putnam

      Blaine E. Rieke

      John G. Turner

      Roger B. Vincent

      Richard A. Wedemeyer



           [ING LOGO]


05/01/03                                                   SEC File No. 811-5629

ING INVESTORS TRUST
(FORMERLY THE GCG TRUST)



PROSPECTUS
MAY 1, 2003
SERVICE CLASS



                       BALANCED FUNDS
                            ING T. Rowe Price Capital Appreciation Portfolio ING UBS U.S. Balanced Portfolio

                       STOCK FUNDS
                            ING AIM Mid Cap Growth Portfolio
                            ING Alliance Mid Cap Growth Portfolio
                            ING Capital Guardian Large Cap Value Portfolio
                            ING Capital Guardian Small Cap Portfolio
                            ING FMR(SM) Diversified Mid Cap Portfolio
                            ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ING Hard Assets Portfolio
                            ING Jennison Equity Opportunities Portfolio
                            ING Mercury Focus Value Portfolio
                            ING Mercury Fundamental Growth Portfolio
                            ING Salomon Brothers All Cap Portfolio
                            ING Salomon Brothers Investors Portfolio
                            ING T. Rowe Price Equity Income Portfolio
                            ING Van Kampen Equity Growth Portfolio
                            ING Van Kampen Growth and Income Portfolio
                            ING Van Kampen Real Estate Portfolio

                            INTERNATIONAL/GLOBAL
                            ING Capital Guardian Managed Global Portfolio ING Developing World Portfolio
                            ING Van Kampen Global Franchise Portfolio



                       Goldman Sachs Internet Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.


NOT ALL PORTFOLIOS MAY BE AVAILABLE
IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

                                                      [ING INVESTORS TRUST LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

         IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO A PORTFOLIO OF THE TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."


                                                                   PAGE
INTRODUCTION
ING Investors Trust.............................................     1
Investment Adviser..............................................     1
Portfolios and Portfolio Managers...............................     1
Class of Shares.................................................     1
Investing through your Variable Contract or Qualified Plan......     1
Why Reading this Prospectus is Important........................     1

DESCRIPTION OF THE PORTFOLIOS
     ING AIM Mid Cap Growth.....................................     2
     ING Alliance Mid Cap Growth................................     5
     ING Capital Guardian Large Cap Value.......................     7
     ING Capital Guardian Managed Global........................    10
     ING Capital Guardian Small Cap.............................    13
     ING Developing World.......................................    17
     ING FMR(SM) Diversified Mid Cap............................    21
     ING Goldman Sachs Internet Tollkeeper(SM)..................    24
     ING Hard Assets............................................    28
     ING Jennison Equity Opportunities..........................    32
     ING Mercury Focus Value....................................    35
     ING Mercury Fundamental Growth.............................    38
     ING Salomon Brothers All Cap...............................    40
     ING Salomon Brothers Investors.............................    43
     ING T. Rowe Price Capital Appreciation.....................    46
     ING T. Rowe Price Equity Income............................    49
     ING UBS U.S. Balanced......................................    52
     ING Van Kampen Equity Growth...............................    55
     ING Van Kampen Global Franchise............................    56
     ING Van Kampen Growth and Income...........................    58
     ING Van Kampen Real Estate.................................    61

PORTFOLIO FEES AND EXPENSES.....................................    63

SUMMARY OF PRINCIPAL RISKS......................................    66

MORE INFORMATION
     Percentage and Rating Limitations..........................    71
     A Word about Portfolio Diversity...........................    71
     Additional Information about the Portfolios................    71
     Non-Fundamental Investment Policies........................    71
     Temporary Defensive Positions..............................    71
     Independent Auditors.......................................    71

MORE INFORMATION (CONTINUED)
     Administrative Services....................................    71
     Portfolio Distribution.....................................    72
     Class of Shares
       Service Fees.............................................    72

OVERALL MANAGEMENT OF THE TRUST
     The Adviser................................................    73
     Advisory Fee...............................................    73

     SHARE PRICE................................................    74

     TAXES AND DISTRIBUTIONS....................................    74

     FINANCIAL HIGHLIGHTS.......................................    75

     TO OBTAIN MORE INFORMATION.................................    Back

     ING INVESTORS TRUST TRUSTEES...............................    Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION

ING INVESTORS TRUST

The ING Investors Trust (the "Trust") is an open-end management investment company. The Trust is a group of mutual funds (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.

INVESTMENT ADVISER

Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

PORTFOLIOS AND PORTFOLIO MANAGERS


ING AIM Mid Cap Growth Portfolio --AIM Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio -- Alliance Capital Management L.P.
ING Capital Guardian Large Cap Value Portfolio -- Capital Guardian Trust Company ING Capital Guardian Managed Global Portfolio -- Capital Guardian Trust Company ING Capital Guardian Small Cap Portfolio -- Capital Guardian Trust Company
ING Developing World Portfolio -- Baring International Investment Limited
ING FMR(SM) Diversified Mid Cap Portfolio -- Fidelity Management & Research Company
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio -- Goldman Sachs Asset Management, L.P.
ING Hard Assets Portfolio -- Baring International Investment Limited
ING Jennison Equity Opportunities Portfolio -- Jennison Associates LLC
ING Mercury Focus Value Portfolio -- Mercury Advisors
ING Mercury Fundamental Growth Portfolio -- Mercury Advisors
ING Salomon Brothers All Cap Portfolio -- Salomon Brothers Asset Management Inc. ING Salomon Brothers Investors Portfolio -- Salomon Brothers Asset Management Inc.
ING T. Rowe Price Capital Appreciation Portfolio -- T. Rowe Price Associates,
Inc.
ING T. Rowe Price Equity Income Portfolio -- T. Rowe Price Associates, Inc.
ING UBS U.S. Balanced Portfolio UBS Global Asset Management (Americas) Inc.
ING Van Kampen Equity Growth Portfolio -- Van Kampen
ING Van Kampen Global Franchise Portfolio -- Van Kampen
ING Van Kampen Growth and Income Portfolio -- Van Kampen
ING Van Kampen Real Estate Portfolio -- Van Kampen


CLASS OF SHARES


Pursuant to a multiple class plan, each Portfolio offers three classes of shares. This prospectus relates only to the Service Class (Class S) shares of the Trust. For more information about share classes, please refer to the section of this prospectus entitled "Class of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates.

WHY READING THIS PROSPECTUS IS IMPORTANT


This prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this prospectus for future reference.

                         DESCRIPTION OF THE PORTFOLIOS


ING AIM MID CAP GROWTH
(FORMERLY STRATEGIC EQUITY SERIES)



PORTFOLIO MANAGER
A I M Capital Management, Inc. ("AIM Capital")



INVESTMENT OBJECTIVE



Capital appreciation



PRINCIPAL INVESTMENT STRATEGY



The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of mid-capitalization companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as debt securities and synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap Index(R) during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap Growth Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.



The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.



The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth. The portfolio managers consider whether to sell a particular security when any of those factors materially change.



The Portfolio may also loan up to 33 1/3% of its total assets.



In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Portfolio may not achieve its investment objective.



The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE



The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



               ING AIM MID CAP GROWTH -- ANNUAL TOTAL RETURN *(1)


[ING AIM MID CAP GROWTH BAR CHART]

1996        19.39
1997        23.16
1998         0.84
1999        56.24
2000       -12.45
2001       -21.17
2002       -31.69

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


                        AVERAGE ANNUAL TOTAL RETURN *(1)


                                                                       10/2/95
                                                 1 YEAR     5 YEAR   (INCEPTION)
Class S Return................................   (31.69)%   (5.77)%    1.27%
Russell Midcap Growth Index...................   (27.41)%   (1.82)%    4.10%(2)



-------------------------------------------
              BEST QUARTER
-------------------------------------------
Quarter Ended
12/31/99........................   39.19%



-------------------------------------------
              WORST QUARTER
-------------------------------------------
Quarter Ended 9/30/01...........   (30.66)%


* The performance information presented above is for December 31 of each year.


(1) AIM Capital has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.



(2)  Index return is for the period beginning October 1, 1995.






MORE ON THE PORTFOLIO MANAGER



AIM Capital has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2002, AIM Capital and its immediate parent, AIM Advisors, Inc., managed approximately $124 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.



The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:



    NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
    ----                            ----------------------------------------
Karl Farmer                     Portfolio Manager

                                Mr. Farmer has been associated with AIM Capital and its affiliates since 1998. Prior to 1998, Mr. Farmer spent six years as a pension actuary with William M. Mercer, Inc., focusing on retirement plans and other benefit programs.

Jay K. Rushin                   Portfolio Manager

                                Mr. Rushin has been associated with AIM Capital from 1998 to the present and 1994 to 1996.
                                During the period of 1996 to 1998, Mr. Rushin worked as an associate equity analyst at Prudential Securities.

ING ALLIANCE MID CAP GROWTH PORTFOLIO
(FORMERLY CAPITAL GROWTH SERIES)



PORTFOLIO MANAGER



Alliance Capital Management L.P. ("Alliance Capital")



INVESTMENT OBJECTIVE



Long-term total return


PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks of middle capitalization companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short- term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.



The Portfolio also may:



- write exchange-traded covered call options on up to 25% of its total assets;



- make secured loans on portfolio securities of up to 25% of its total assets;



- enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and



- enter into futures contracts on securities indexes and options on such futures contracts



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Convertible Securities Risk
                                Derivatives Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                   Sector Risk
                             Securities Lending Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE



The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these changes were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



            ING ALLIANCE MID CAP GROWTH -- ANNUAL TOTAL RETURN *(1)


[ING ALLIANCE MID CAP GROWTH BAR CHART]

1999           25.56
2000          -17.12
2001          -13.73
2002          -30.04


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


                  AVERAGE ANNUAL TOTAL RETURN *(1)


                                                                       8/14/98
                                                        1 YEAR       (INCEPTION)
Class S Return........................................  (30.04)%      (8.06)%
Russell Midcap Growth Index...........................  (27.41)%      (3.56)%(2)



-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended 12/31/99..........   25.08%



-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended 9/30/01...........  (26.22)%



* The performance information presented above is for December 31 of each year.



(1) Alliance Capital Management L.P. has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.



(2) Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER



Alliance Capital is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $289 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.



Alliance Capital, a registered investment adviser, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2002, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2002, AXA Financial, together with certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and 54.6% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA, an international financial services company.



The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:



     NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
     ----                           ---------------------------------------
Catherine Wood                  Senior Vice President and Portfolio Manager,
                                Alliance Capital, and Chief Investment
                                Officer, Regent Investor Services, a division of
                                Alliance Capital.

                                Ms. Wood joined Alliance Capital in 2001 from
                                Tupelo Capital Management where she was a General Partner, co-managing global equity-oriented portfolios. Prior to that, Ms.
                                Wood worked for 18 years with Jennison
                                Associates as a Director and Portfolio Manager,
                                Equity Research Analyst and Chief Economist.



ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO
(FORMERLY LARGE CAP VALUE SERIES)



PORTFOLIO MANAGER



Capital Guardian Trust Company ("Capital Guardian")



INVESTMENT OBJECTIVE



Long-term growth of capital and income



PRINCIPAL INVESTMENT STRATEGY






The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.



In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents. The Portfolio may also engage in hedging transactions including put and call options on securities, financial futures contracts, including stock index futures, and interest rate and currency. The Portfolio may also lend up to 33 1/3% of its total assets.







PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                Derivatives Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.



PERFORMANCE



The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



     ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO -- ANNUAL TOTAL RETURN *


[ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO BAR CHART]

2001                -3.62
2002               -23.79


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 U.S. stocks.

                          AVERAGE ANNUAL TOTAL RETURN *


                                                                     2/1/00
                                                      1 YEAR       (INCEPTION)
Class S Return.....................................   (23.79)%       (7.99)%
S&P 500 Index......................................   (22.09)%      (13.41)%



-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/01........................   16.93%



-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/02.......................   (19.48)%



* The performance information presented above is for December 31 of each year.



MORE ON THE PORTFOLIO MANAGER



Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $105.4 billion in assets as of December 31, 2002.



The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:



       NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
       ----                          ---------------------------------------
Karen A. Miller                 Ms. Miller is a Senior Vice President and
                                Director of Capital International Research, Inc.
                                with portfolio management responsibilities for
                                Capital Guardian Trust Company. She joined the
                                Capital Guardian Organization in 1990 where she
                                served in various portfolio management
                                positions.

Michael R. Erickson             Mr. Erickson is a Senior Vice President and
                                Portfolio Manager. He joined the Capital
                                Guardian organization in 1987 where he served in
                                various capacities.

David Fisher                    Mr. Fisher is Chairman of the Board of Capital
                                Guardian Group International, Inc. and Capital
                                Guardian. He joined the Capital Guardian
                                organization in 1969 where he served in various
                                portfolio management positions.

Theodore Samuels                Mr. Samuels is a Senior Vice President and
                                Director for Capital Guardian, as well as a
                                Director of Capital International Research, Inc.
                                He joined the Capital Guardian organization in
                                1981 where he served in various portfolio
                                management positions.

Eugene P. Stein                 Mr. Stein is Executive Vice President, a
                                Director, a portfolio manager, and Chairman of
                                the Investment Committee for Capital Guardian.
                                He joined the Capital Guardian organization in
                                1972 where he served in various portfolio
                                manager positions.

Terry Berkemeier                Mr. Berkemeier is a Vice President of Capital
                                International Research, Inc. with U.S. equity
                                portfolio management responsibility in Capital
                                Guardian. He joined the Capital Guardian
                                organization in 1992.

Alan J. Wilson                  Mr. Wilson is an Executive Vice President and
                                U.S. Research Director for Capital International
                                Research, Inc. (CIRI). He is also an investment
                                analyst for CIRI with portfolio management
                                responsibilities, specializing in U.S. oil
                                services and household products. He also serves
                                as Vice President and a Director of Capital
                                Guardian Trust Company. Prior to joining the
                                organization in 1991m Mr. Wilson was a
                                consultant with the Texas Eastern Corporation.



ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
(FORMERLY MANAGED GLOBAL SERIES)



PORTFOLIO MANAGER



Capital Guardian Trust Company ("Capital Guardian")



INVESTMENT OBJECTIVE



Capital appreciation. Current income is only an incidental consideration.



PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests primarily in common stocks traded in securities markets through out the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.






In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.



The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.



The Portfolio may write covered put and call options on securities and indexes, purchase and sell futures contracts, and enter into foreign currency transactions. The Portfolio may also engage in short sales (up to 25% of total assets) and borrow up to 10% of total assets (up to 25% to meet redemptions).







PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                                Derivatives Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                                  Manager Risk

                             Market and Company Risk
                              Mid-Cap Company Risk
                                Short Sales Risk
                               Small Company Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE



The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



        ING CAPITAL GUARDIAN MANAGED GLOBAL -- ANNUAL TOTAL RETURN *(1)


[ING CAPITAL GUARDIAN MANAGED GLOBAL BAR CHART]

1993                 6.59
1994               -13.21
1995                 7.56
1996                12.27
1997                12.17
1998                29.31
1999                63.30
2000               -14.56
2001               -11.91
2002               -20.18


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country World Free Index"). The MSCI All Country World Free Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.



                        AVERAGE ANNUAL TOTAL RETURN *(1)



                                      1 YEAR            5 YEAR        10 YEAR
Class S Return                       (20.18)%            4.88%          4.74%
MSCI All Country World
  Free Index                         (18.98)%           (1.94)%         6.34%



-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/99........................   47.69%



------------------------------------------
              WORST QUARTER
------------------------------------------
Quarter Ended
9/30/02..........................  (20.00)%

* The performance information presented above is for December 31 of each year.



(1) Capital Guardian has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.






MORE ON THE PORTFOLIO MANAGER



Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $105.4 billion in assets as of December 31, 2002.



The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:



       NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
       ----                          ---------------------------------------
David I. Fisher                 Mr. Fisher is Chairman of the Board of Capital
                                Group International, Inc. with portfolio
                                management responsibilities for Capital Guardian
                                Trust Company, and joined the Capital Guardian
                                Trust Organization in 1969.

Eugene P. Stein                 Mr. Stein is an Executive Vice President of
                                Capital Guardian Trust Company, and joined the
                                Capital Guardian Trust Company organization in
                                1972.

Christopher A. Reed             Mr. Reed is a Vice President of Capital
                                International Research, Inc. with portfolio
                                management responsibilities for Capital Guardian
                                Trust Company, and joined the Capital Guardian
                                Trust Company organization in 1993.

Michael R. Erickson             Mr. Erickson is a Senior Vice President and
                                portfolio manager for Capital Guardian Trust
                                Company, and joined the Capital Guardian Trust
                                Company organization in 1986.

Richard N. Havas                Mr. Havas is a Senior Vice President and a
                                portfolio manager with research responsibilities
                                for the Capital Guardian Trust Company, and
                                joined the Capital Guardian Trust Company
                                organization in 1985.

Nancy J. Kyle                   Ms. Kyle is a Senior Vice President of Capital
                                Guardian Trust Company, and joined the Capital
                                Guardian Trust Company organization in 1990.

Lionel M. Sauvage               Mr. Sauvage is a Senior Vice President of
                                Capital Guardian Trust Company, and joined the
                                Capital Guardian Trust Company organization in
                                1986.

Nilly Sikorsky                  Ms. Sikorsky is Chairman of Capital
                                International S.A., Vice Chairman of Capital
                                International Limited, a Director of The Capital
                                Group Companies, Inc. and Managing Director -
                                Europe of Capital Group International, Inc. She
                                is a portfolio manager and was managing editor
                                of the Morgan Stanley

                                Capital International Perspective for 20 years.
                                She joined Capital Guardian Trust Company in
                                1962.

Rudolf M. Staehelin             Mr. Staehelin is a Senior Vice President and
                                Director of Capital International Research, Inc.
                                with portfolio management responsibilities for
                                Capital Guardian Trust Company, and joined the
                                Capital Guardian Trust Company organization in
                                1981.



ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
(FORMERLY CAPITAL GUARDIAN SMALL CAP SERIES)



PORTFOLIO MANAGER



Capital Guardian Trust Company ("Capital Guardian")



INVESTMENT OBJECTIVE



Long-term capital appreciation



PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies. The Portfolio Manager considers small cap companies to be companies that have total market capitalization within the range of companies included in the:



                  -        Russell 2000 Index(R)



                  -        Standard & Poor's SmallCap 600 Index



Both indexes are broad indexes of small capitalization stocks. As of December 31, 2002, the range of the market capitalizations of companies included in the Russell 2000 Index was $8 million to $ 2.4 billion, the range of the market capitalizations of companies included in the S&P SmallCap 600 Index was $ 39 million to $ 2.7 billion, and the combined range was $8 million to $ 2.7 billion. The Portfolio may invest up to 20% of its assets in companies outside this combined range, measured at the time of investment.



Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.



The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.



The Portfolio may engage in derivatives, including interest rate and securities index futures contracts and options on such futures contracts. The Portfolio may also enter into currency-related transactions including, currency futures and forward contracts and options on currencies.

The Portfolio may also enter into short sales, lend its securities and borrow up to 10% of its net assets (up to 25 % to meet redemptions).



The Portfolio may also invest a portion of its assets in money market instruments and repurchase agreements. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                Derivatives Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               OTC Investment Risk
                                Short Sales Risk
                               Small Company Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE



The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



           ING CAPITAL GUARDIAN SMALL CAP -- ANNUAL TOTAL RETURN *(1)


[ING CAPITAL GUARDIAN SMALL CAP BAR CHART]

1996                  20.10
1997                  10.32
1998                  20.98
1999                  50.61
2000                 -18.17
2001                  -1.56
2002                 -25.43

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000 Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000 Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.






                        AVERAGE ANNUAL TOTAL RETURN *(1)


                                                                       1/3/96
                                         1 YEAR         5 YEAR       (INCEPTION)
Class S Return........................   (25.43)%         1.82%        5.46%
Russell 2000 Index....................   (20.48)%        (1.36)%       4.17%(2)
S&P SmallCap
  600 Index...........................   (14.63)%         2.44%        8.04%(2)


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/99........................   33.90%


-------------------------------------------
              WORST QUARTER
-------------------------------------------
Quarter Ended
9/30/01.........................   (25.89)%


*   The performance information presented above is for December 31 of each year.



(1) Capital Guardian has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.



    Index return is for the period beginning January 1, 1996.


MORE ON THE PORTFOLIO MANAGER


Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed $105.4 billion in assets as of December 31, 2002.


The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

       NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
       ----                          ---------------------------------------
Michael R. Ericksen             Mr. Ericksen is a Senior Vice President and
                                portfolio manager for Capital Guardian Trust
                                Company, and joined the Capital Guardian Trust
                                organization in 1986.

James S. Kang                   Mr. Kang is Vice President for Capital
                                International Research, Inc. with research and
                                portfolio management responsibilities with
                                Capital Guardian Trust Company, and joined the
                                Capital Guardian Trust Company organization in
                                1987.

Robert G. Kirby                 Mr. Kirby is a Chairman Emeritus and a portfolio
                                manager of Capital Guardian Trust Company, and
                                was a founding officer of the Capital Guardian
                                Trust Company organization in 1968.

Lawrence R. Solomon             Mr. Solomon is a Senior Vice President and
                                Director of Capital International Research,
                                Inc. with portfolio management responsibilities
                                for Capital Guardian Trust Company, and joined
                                the Capital Guardian Trust Company organization
                                in 1984.

Kathryn M. Peters               Ms. Peters is a Vice President and U.S. Small
                                Capitalization Equity portfolio manager for
                                Capital International Research, Inc. Prior to
                                joining the organization in 2001, Ms. Peters was
                                a portfolio manager and principal with
                                Montgomery Asset Management, LLC. At Montgomery
                                she managed small cap institutional accounts and
                                a small cap mutual fund. Before joining
                                Montgomery, Ms. Peters worked for Donaldson,
                                Lufkin & Jenrette where she processed investment
                                banking transactions including equity and high
                                yield offerings. Prior to that, she analyzed
                                mezzanine investments for Barclays de Zoete Wedd
                                and worked in the leveraged buy-out group of
                                Marine Midland Bank.



ING DEVELOPING WORLD PORTFOLIO
(FORMERLY DEVELOPING WORLD SERIES)


PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Capital appreciation





PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six emerging market countries with no more than 35% of its assets in any one country, measured at the time of investment. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this Prospectus, the Portfolio Manager considers the following to be emerging market countries:





-----------------------------------------------------------------------------
LATIN AMERICA              ASIA               EUROPE             MIDDLE EAST
-----------------------------------------------------------------------------
Argentina                  Bangladesh         Croatia            Africa
-----------------------------------------------------------------------------
Brazil                     China              Czech Republic     Egypt
-----------------------------------------------------------------------------
Chile                      Hong Kong*         Estonia            Ghana
-----------------------------------------------------------------------------
Colombia                   India              Hungary            Israel
-----------------------------------------------------------------------------
Costa Rica                 Indonesia          Poland             Ivory Coast
-----------------------------------------------------------------------------
Jamaica                    Korea              Russia             Jordan
-----------------------------------------------------------------------------
Mexico                     Malaysia           Turkey             Kenya
-----------------------------------------------------------------------------
Peru                       Pakistan                              Morocco
-----------------------------------------------------------------------------
Trinidad and Tobago        Philippines                           Nigeria
-----------------------------------------------------------------------------
Uruguay                    Sri Lanka                             South Africa
-----------------------------------------------------------------------------
Venezuela                  Taiwan                                Tunisia
-----------------------------------------------------------------------------
                           Thailand                              Zimbabwe
-----------------------------------------------------------------------------
                           Vietnam
-----------------------------------------------------------------------------

* Includes Chinese companies that are quoted on the Hong Kong Stock Exchange.


Other countries may be recognized as emerging market countries, including countries that meet the International Finance Corporation definition of an emerging market country (those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita), countries included in the Morgan Stanley Emerging Markets Free Index and other countries that satisfy the definition of an emerging market country that are not currently included in the Index.


The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

The Portfolio Manager's investment process seeks to deliver superior risk-adjusted returns by evaluating key investment drivers at both the country and company level.

As a result of in-depth research into the key drivers of emerging market performance, the Portfolio Manager has defined a disciplined investment framework consisting of five critical drivers -- Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regards to growth, the Portfolio Manager focuses on the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level. It is the structured fundamental research that drives both the country and company selection decision making.


Equity securities in which the Portfolio invests are primarily common stocks and can include preferred stocks and American and Global Depositary Receipts, but may also include other types of equity and equity derivative securities. The Portfolio may invest a portion of its assets in debt securities and cash equivalents, invest in securities of other investment companies, and invest 10% in debt securities rated below investment-grade.



The Portfolio may engage in derivatives. The Portfolio may purchase and write put and call options on securities, currencies and stock market indexes. The Portfolio may also engage in swaps, futures contracts and related options and may enter into forward currency contracts (up to 33 1/3% of its total assets).

The Portfolio may also lend up to 30% of its net assets and borrow up to 33 1/3% of its net assets.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                Derivatives Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                              High-Yield Bond Risk
                                  Manager Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


                ING DEVELOPING WORLD -- ANNUAL TOTAL RETURN *(1)


[ING DEVELOPING WORLD BAR CHART]

1999                        61.66
2000                       -33.79
2001                        -5.25
2002                       -10.70

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index"). The MSCI Emerging Markets Free Index is an unmanaged index that is comprised of equity securities in emerging markets.



                        AVERAGE ANNUAL TOTAL RETURN *(1)



                                                                    2/18/98
                                                      1 YEAR      (INCEPTION)
Class S Return....................................   (10.70)%        (7.97)%
MSCI
  Emerging Markets Free Index.....................    (6.00)%        (5.08)%(2)


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/99........................   31.50%

-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/01.......................   (22.80)%


*   The performance information presented above is for December 31 of each year.



(1) Baring International has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(2) Index return is for the period beginning February 1, 1998.


MORE ON THE PORTFOLIO MANAGER



Baring International is a subsidiary of Baring Aset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.



Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.



The Portfolio is managed by a team of 18 investment professionals.



The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:

MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Aset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.


Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.


The Portfolio is managed by a team of 18 investment professionals.

The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:


   NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
   ----                             ---------------------------------------
Kate Munday                     Investment Manager

                                Ms. Munday is the Global Head of the Emerging
                                Markets Equity Investment Team and has been an investment professional with Baring
                                International and its ING affiliates since 1993 and has 16 years of investment experience.





ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
(FORMERLY DIVERSIFIED MID-CAP SERIES)


PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks. The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.


Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell MidCap Index(R) or the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. The sector allocation of the Portfolio normally is within a close range of the sector allocation of its benchmark index.

The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Portfolio Manager invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed be-low which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                              Value Investing Risk
                         Active or Frequent Trading Risk



In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


              ING FMR DIVERSIFIED MID-CAP -- ANNUAL TOTAL RETURN*



[ING FMR DIVERSIFIED MID-CAP BAR CHART]



2001                    -6.64
2002                   -19.34



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap Index(R). The Russell MidCap Index(R) is an unmanaged index consisting of the 800 smallest companies in the Russell 1000(R) Index. The Russell 1000(R) Index contains the 1,000 largest companies in the United States.



                        AVERAGE ANNUAL TOTAL RETURN*



                                                                     10/2/00
                                                      1 YEAR       (INCEPTION)
Class S Return....................................   (19.34)%       (12.20)%
Russell MidCap Index(R)...........................   (16.19)%       (11.35)%(1)



-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/01........................   18.53%



-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/02.......................   (18.69)%



*   The performance information presented above is for December 31 of each year.



(1) Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER

FMR has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


As of December 31, 2002, FMR and its wholly owned subsidiaries had approximately $888 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.



The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:



       NAME                       POSITION AND RECENT BUSINESS EXPERIENCE
       ----                       ---------------------------------------
Robert L. Macdonald             Senior Vice President of FMR and Portfolio
                                Manager.

                                Mr. Macdonald has been employed by FMR since
                                1985 and has been a portfolio manager since
                                1987.



ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
(FORMERLY INTERNET TOLLKEEPER(SM) SERIES)



PORTFOLIO MANAGER


Goldman Sachs Asset Management, L.P. ("GSAM")

INVESTMENT OBJECTIVE

Long-term growth of capital


PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and internet sectors, which provide access, infrastructure, content and services to internet companies and internet users. In general, the Portfolio Manager defines a tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that tollkeeper companies may increase revenue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Portfolio Manager does not define companies that merely have an Internet site or sell some products over the internet as Internet Tollkeepers although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Internet Tollkeepers.

Examples of Internet Tollkeeper companies may include:

         - Access providers that enable individuals and businesses to connect to the internet through, for example, cable systems or the telephone network;

         - Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the internet;

         - Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by internet companies, and/or copyright owners that stand to benefit from having new distribution channels;

         - Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for internet businesses.

Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" internet mutual funds.

The Portfolio may participate significantly in the initial public offering ("IPO") market. The Portfolio may also invest up to 20% of its total assets in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Portfolio Manager believes exhibit a sustainable business model.


The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, and warrants and rights, although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies. The Portfolio may maintain a portion of its assets in debt securities, asset-backed securities and cash equivalents. The Portfolio may invest up to 10% of its total assets in high-yield debt securities. The Portfolio may also invest in foreign currency hedging purchase and sale transactions, write covered put and call options on securities or securities indexes, enter into financial futures contracts or options on such contracts and sell portfolio securities short.


The Portfolio Manager may temporarily change its usual strategies if it believes economic conditions make it necessary to try to protect the Portfolio from potential loss. In this case, the Portfolio may invest more significantly in U.S. government securities, repurchase agreements collateralized by U.S. government securities, CD's, bankers acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a remaining maturity of less than one year, which may prevent the Portfolio from achieving its investment goal.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk

                              Growth Investing Risk
                               Interest Rate Risk
                                  Internet Risk
                                    IPO Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                              Price Volatility Risk
                                    REIT Risk
                                   Sector Risk
                                Short Sales Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


            ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO *



[ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO BAR CHART]



2002                    -38.10



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broadly based market indices - the Standard & Poor's 500 Index ("S&P 500 Index"), the NASDAQ Composite Index and the Goldman Sachs Internet Index. The S&P 500 Index is an unmanaged index consisting of 500 U.S. Stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies.

                        AVERAGE ANNUAL TOTAL RETURN*


                                                                     5/1/01
                                                      1 YEAR       (INCEPTION)
Class S Return...................................    (38.10)%        (35.91)%
S&P 500 Index....................................    (22.09)%        (18.93)%
NASDAQ Composite Index...........................    (31.53)%        (24.07)%
Goldman Sachs Internet Index.....................    (28.83)%        (31.50)%


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/01........................   23.63%


-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/01.......................   (36.40)%



* The performance information presented above is for December 31 of each year.



MORE ON THE PORTFOLIO MANAGER



Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs, & Co., ("Goldman Sachs") served as the Portfolio's Portfolio Manager. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio. As of December 31, 2002, Goldman Sachs, along with units of IMD, had assets under management of $ 329.6 billion. The address of GSAM is 32 Old Slip, New York, New York 10005.



The Portfolio is managed by a team of portfolio managers at GSAM. The following persons are primarily responsible for the day-to-day investment decisions of the
Portfolio:



      NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
      ----                          ---------------------------------------
Steven M. Barry                 Mr. Barry is a managing director, co-chief
                                investment officer and senior portfolio manager
                                of GSAM. He joined GSAM as a portfolio manager
                                in 1999. From 1988 to 1999, Mr. Barry was a
                                portfolio manager at Alliance Capital
                                Management.

Kenneth T. Berents              Mr. Berents is a managing director, co-chairman
                                of the investment committee and senior portfolio
                                manager of GSAM. He joined GSAM as a portfolio
                                manager in 2000. From 1992 to 1999, Mr. Berents
                                was Director of Research and head of the
                                Investment Committee at Wheat First Union.

Herbert E. Ehlers               Mr. Ehlers is a managing director, chief
                                investment officer, and senior portfolio manager
                                of GSAM. He joined GSAM in 1997. From 1981 to
                                1997, Mr. Ehlers was the chief investment
                                officer and chairman of Liberty Investment
                                Management, Inc. ("Liberty"), and its
                                predecessor firm, Eagle Asset Management
                                ("Eagle").

Gregory H. Ekizian              Mr. Ekizian is a managing director, co-chief
                                investment officer and senior portfolio manager
                                of GSAM. He joined GSAM as a portfolio manager
                                and co-chair of the growth investment committee
                                in 1997. From 1990 to 1997, Mr. Ekizian was a
                                portfolio manager at Liberty and its predecessor
                                firm, Eagle.

Scott Kolar                     Mr. Kolar is a vice president and a portfolio
                                manager of GSAM. He joined GSAM as an equity
                                analyst in 1997 and became a portfolio manager
                                in 1999. From 1994 to 1997, Mr.

                                Kolar was an equity analyst and information systems specialist at Liberty.

Wilson K. Magee, Jr.            Mr. Magee joined GSAM as a portfolio manager in
                                2003. From 1997 to 2002, he was a portfolio
                                manager for Grantham Mayo Van Otterloo & Co.

Ernest C. Segundo, Jr.          Mr. Segundo is a vice president, co-chairman of
                                the investment committee and senior portfolio
                                manager of GSAM. He joined GSAM as a portfolio
                                manager in 1997. From 1992 to 1997, Mr. Segundo
                                was a portfolio manager at Liberty and its
                                predecessor firm, Eagle.

Andrew F. Pyne                  Mr. Pyne is a managing director and senior
                                portfolio manager of GSAM. He joined GSAM as a
                                product manager in 1997 and became a portfolio
                                manager in August 2001. From 1992 to 1997, Mr.
                                Pyne was a product manager at Van Kampen
                                Investments.

Mark Sharran                    Mr. Sharran joined GSAM as an equity analyst in
                                1999 and became a portfolio manager in 2002.
                                From 1997 to 1999, he was an equity research
                                analyst at Salomon Smith Barney.

David G. Shell                  Mr. Shell is a managing director, co-chief
                                investment officer and senior portfolio manager
                                of GSAM. He joined GSAM as a portfolio manager
                                in 1997. From 1987 to 1997, Mr. Shell was a
                                portfolio manager at Liberty and its predecessor
                                firm, Eagle.



ING HARD ASSETS PORTFOLIO
(FORMERLY HARD ASSETS SERIES)



PORTFOLIO MANAGER



Baring International Investment Limited ("Baring International")



INVESTMENT OBJECTIVE



Long-term capital appreciation



PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities.



Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests can include common and preferred stocks and American and Global Depositary Receipts but also may include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:


         -        precious metals

         -        ferrous and non-ferrous metals

         -        integrated oil

         -        gas/other hydrocarbons

         -        forest products

         -        agricultural commodities

         -        other basic materials that can be priced by a market

The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

The Portfolio also may invest in:

         -        securities of foreign issuers, including up to 35% in South
                  Africa

         - companies not engaged in natural resources/hard asset activities

         -        investment-grade corporate debt

         -        U.S. government or foreign obligations

         -        money market instruments

         -        repurchase agreements

         - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

         -        derivatives

The Portfolio may also invest directly in commodities, including gold bullion and coins.

Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

         -        common stock

         -        preferred stock

         -        rights

         -        warrants

         -        "when-issued" securities

         -        direct equity interests in trusts

         -        joint ventures

         -        "partly paid" securities

         -        partnerships

         -        restricted securities

The Portfolio may also engage in short sales (up to 25% of net assets).

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                           Borrowing and Leverage Risk
                              Debt Securities Risk
                                Derivatives Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk

                                 Hard Asset Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                               OTC Investment Risk
                     Restricted and Illiquid Securities Risk
                                   Sector Risk
                                Short Sales Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.


PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


                  ING HARD ASSETS -- ANNUAL TOTAL RETURN *(1)



[ING HARD ASSETS BAR CHART]



1993                      49.93
1994                       2.53
1995                      10.69
1996                      33.17
1997                       6.22
1998                     -29.58
1999                      23.36
2000                      -4.73
2001                     -12.12
2002                       0.08



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indexes - the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 2000 Index. The S&P 500 Index is an unmanaged index consisting of 500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

                        AVERAGE ANNUAL TOTAL RETURN *(1)


                                    1 YEAR        5 YEAR         10 YEAR
Class S Return....................    0.80%       (6.02)%         5.84%
S&P 500 Index.....................  (22.09)%      (0.58)%         9.34%
Russell 2000 Index................  (20.48)%      (1.36)%         7.15%


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/93........................   21.80%


-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/98.......................   (19.01)%



*   The performance information presented above is for December 31 of each year.



(1) Baring International has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.


Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.


The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:


   NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
   ----                             ---------------------------------------
John Payne                      Investment Manager

                                Mr. Payne has been an investment professional with Baring International and its ING affiliates since 1993 and has 16 years of investment experience.



ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY EQUITY OPPORTUNITY SERIES)


PORTFOLIO MANAGER

Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE

Long-term capital growth

PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.



The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.



The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:





         -        Industry cycle turns;

         -        Corporate restructuring;

         -        New product development;

         -        Management focus on increasing shareholder value;

         -        Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces a particular security when it believes:

         -        a stock's long-term price objective has been achieved

         -        a more attractive security has been identified;

         - the reward to risk relationship of a stock is no longer favorable;

         -        negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.


The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.


The Portfolio may also loan up to 33 1/3% of its total assets.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                    REIT Risk
                               Small Company Risk
                              Value Investing Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


         ING JENNISON EQUITY OPPORTUNITIES -- ANNUAL TOTAL RETURN *(1)


[ING JENNISON EQUITY OPPORTUNITIES BAR CHART]

1993                      8.31
1994                     -1.59
1995                     30.16
1996                     20.26
1997                     28.95
1998                     12.68
1999                     24.64
2000                    -15.22
2001                    -12.98
2002                    -29.26


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index consisting of 500 U.S. stocks.



                        AVERAGE ANNUAL TOTAL RETURN *(1)



                                           1 YEAR        5 YEAR         10 YEAR
Class S Return.........................    (29.26)%      (6.02)%          4.66%
S&P 500 Index..........................    (22.09)%      (0.58)%          9.34%


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/99........................   17.50%


-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
6/30/02.......................   (18.38)%



*   The performance information presented above is for December 31 of each year.



(1) Jennison has managed the Portfolio since July 31, 2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM") located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIM is a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which is a wholly-owned subsidiary of Prudential Financial, Inc. The address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2002, Jennison managed approximately $48 billion in assets.


The following persons at Jennison are primarily responsible for the day-to-day investment decisions of the Portfolio:


      NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
      ----                          ---------------------------------------
Mark G. DeFranco                Senior Vice President of Jennison

                                Mr. DeFranco has been associated with Jennison since 1998. Prior to joining Jennison, he served as an analyst and portfolio manager with Pomboy
                                Capital, as an analyst at Comstock Partners and as a member of the equity research sales division of Salomon Brothers.

Brian M. Gillott                Senior Vice President of Jennison

                                Prior to joining Jennison in 1998, Mr. Gillott served as an analyst with Soros Fund Management and as an analyst at GSAM & Co.



ING MERCURY FOCUS VALUE PORTFOLIO
(FORMERLY FOCUS VALUE SERIES)


PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital


PRINCIPAL INVESTMENT STRATEGY



The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition of the issuer.





The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

         -        depressed earnings

         -        special competition

         -        product obsolescence

         -        relatively low price-to-earnings and price-to-book ratios

         -        stock out of favor

The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Portfolio may also use the following investment strategies:

The Portfolio may invest in fixed income securities, including, high yield debt securities that are rated below investment grade, commonly called "junk bonds."

The Portfolio may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.


The Portfolio may also loan up to 33 1/3% of its total assets.


PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Borrowing and Leverage Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              High-Yield Bond Risk
                                  Manager Risk
                             Market and Company Risk
                     Restricted and Illiquid Securities Risk
                               Sovereign Debt Risk
                           Undervalued Securities Risk
                              Value Investing Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for Portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER



Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."



FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002.



The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio.



        NAME                        POSITION AND RECENT BUSINESS EXPERIENCE
        ----                        ---------------------------------------
Robert J. Martorelli            Senior Portfolio Manager

                                Mr. Martorelli joined Mercury Advisors in 1985 as a Fund Analyst and has served as a Portfolio
                                Manager since 1986.

Kevin Rendino                   Senior Portfolio Manager

                                Mr. Rendino joined Mercury Advisors in 1990 as a
                                Research Associate and was subsequently named
                                Senior Analyst before becoming a Portfolio
                                Manager.

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY FUNDAMENTAL GROWTH FOCUS SERIES)


PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests in a diversified portfolio consisting primarily of common stocks. The Portfolio will generally invest at least 65% of its total assets in the following equity securities: common stock, convertible preferred stock, securities convertible into common stock and rights and warrants to subscribe to common stock.

In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include: above-average growth rates in sales, improvement in its profit margin, providing proprietary or niche products or services, leading market share and strong industry growth.


The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization (currently approximately $2 billion or more).



The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign companies. The Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs. The Portfolio may also engage in derivatives for hedging purposes and lend portfolio securities.


The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Convertible Securities Risk
                              Debt Securities Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Unsponsored Depositary Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER



Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."



FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002.



The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:



      NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
      ----                          ---------------------------------------
Lawrence R. Fuller              Managing Director and Senior Portfolio Manager
                                of Mercury Advisors since 1997. From 1992-1997,
                                Mr. Fuller served as a Vice President of Mercury
                                Advisors.

Thomas Burke, CFA               Director and Associate Portfolio Manager of
                                Mercury Advisors since 1993.

ING SALOMON BROTHERS ALL CAP PORTFOLIO
(FORMERLY ALL CAP SERIES)


PORTFOLIO MANAGER


Salomon Brothers Asset Management Inc. ("SaBAM")



INVESTMENT OBJECTIVE



Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential.


PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.


The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Portfolio Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, the Portfolio Manager looks for:


-        Low market valuations measured by its valuation models.



-        Positive changes in earnings prospects because of factors such as:



           *        New, improved or unique products and services;



           *        New or rapidly expanding markets for the company's products;



           *        New management;



           * Changes in the economic. financial, regulatory or political environment particularly affecting the company;



           *        Effective research, product development and marketing; and



           *        A business strategy not yet recognized by the marketplace.



The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.



The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.



When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure.

To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                Derivatives Risk
                              Diversification Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


             ING SALOMON BROTHERS ALL CAP -- ANNUAL TOTAL RETURN*


[ING SALOMON BROTHERS ALL CAP BAR CHART]

2001                     1.91
2002                   -25.57

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                        AVERAGE ANNUAL TOTAL RETURN*


                                                                       2/1/00
                                                        1 YEAR     (INCEPTION)
Class S Return........................................  (25.57)%      (3.89)%
Russell 3000 Index....................................  (21.54)%     (12.87)%


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/02........................   12.92%

-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/02........................  (21.65)%


* The performance information presented above is for December 31 of each year.








MORE ON THE PORTFOLIO MANAGER


SaBAM is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM was registered as a U.S. investment adviser in 1989. As of December 31, 2002, SaBAM managed over $34.2 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 399 Park Avenue, New York, New York 10022. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.


The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

    NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
    ----                            ---------------------------------------
John G. Goode                   Managing Director, SaBAM

                                Mr. Goode has been employed by Citigroup Inc. or its predecessor firms since 1969.

Peter J. Hable                  Managing Director, SaBAM

                                Mr. Hable has been employed by Citigroup Inc.
                                and its predecessor firms since 1983.


ING SALOMON BROTHERS INVESTORS PORTFOLIO
(FORMERLY INVESTORS SERIES)


PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")


INVESTMENT OBJECTIVE



Long-term growth of capital. Current income is a secondary objective.



PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in incoming producing securities such as debt securities.


The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the Portfolio Manager looks for the following:

         -        Long-term history of performance

         -        Competitive market position

         -        Competitive products and services

         -        Strong cash flow

         -        High return on equity

         -        Strong financial condition

         -        Experienced and effective management

         -        Global scope

Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

         -        Operating characteristics

         -        Quality of management

         -        Financial character

         -        Valuation

Only companies that pass the Portfolio Manager's strict in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals. From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.

The Portfolio may invest a portion of its assets in debts securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                              Debt Securities Risk
                              Growth Investing Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                   Sector Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


           ING SALOMON BROTHERS INVESTORS -- ANNUAL TOTAL RETURN *


[ING SALOMON BROTHERS INVESTORS BAR CHART]

2001                               -4.27
2002                              -22.98


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is an unmanaged index consisting of 500 U.S. stocks.

                        AVERAGE ANNUAL TOTAL RETURN*



                                                                     2/1/00
                                                      1 YEAR       (INCEPTION)
Class S Return....................................   (22.98)%        (5.77)%
S&P 500 Index.....................................   (22.09)%       (13.41)%


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/02........................   12.00%

-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/02.......................   (21.18)%


* The performance information presented above is for December 31 of each year.


MORE ON THE PORTFOLIO MANAGER


SaBAM is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM has been registered as a U.S. investment advisor since 1989. As of December 31, 2002, SaBAM managed over $34.2 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 399 Park Avenue, New York, New York 10022. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.


The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:


     NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
     ----                           ---------------------------------------
John Cunningham                 Senior Portfolio Manager and Managing Director

                                Mr. Cunningham joined SaBAM in 1995 and has thirteen years experience in the industry. Prior to becoming a Portfolio Manager, Mr. Cunningham was an investment banker in the Global Power
                                Group at Salomon Brothers Inc. Mr. Cunningham has served in various investment management positions during his tenure at SaBAM.

Mark McAllister                 Director and Equity Analyst with SaBAM

                                Executive Vice President and Portfolio Manager at JLW Capital Management Inc. from March 1998 to May 1999. Prior to March 1998, Mr. McAllister was a Vice President and Equity Analyst at Cohen
                                & Steers Capital Management.


ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
(FORMERLY FULLY MANAGED SERIES)


PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk

PRINCIPAL INVESTMENT STRATEGY


The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its net assets in foreign equity securities.


The Portfolio's common stocks generally fall into one of two categories:

- the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors;

- the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.


The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.


Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

         (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price

         (2)      U.S. government obligations

         (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

         (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency

         (5)      repurchase agreements


The Portfolio may lend its securities and may also borrow securities. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                                 Allocation Risk

                                   Credit Risk
                           Convertible Securities Risk
                              Debt Securities Risk
                                Derivatives Risk
                             Foreign Investment Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                              Value Investing Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by howing changes in the performance of the Portfolio's shares from year-to-year.


       ING T.ROWE PRICE CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN *(1)


[ING T.ROWE PRICE CAPITAL APPRECIATION BAR CHART]


1993                     7.59
1994                    -7.27
1995                    20.80
1996                    16.36
1997                    15.27
1998                     5.89
1999                     6.92
2000                    21.97
2001                     9.92
2002                     0.48



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Government/Corporate Bond Index. The S&P Index is an unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.

                        AVERAGE ANNUAL TOTAL RETURN *(1)



                                            1 YEAR     5 YEAR     10 YEAR
Class S Return..........................     0.48%      8.81%      9.44%
S&P EndelIndex..........................   (22.09)%    (0.58)%     9.34%
Lehman Brothers
Government/Corporate
  Bond Index............................    11.04%      7.62%      7.61%
60% S&P 500/40%
  Lehman Index..........................    (8.84)%     2.70%      8.65%



-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
6/30/99.......................     10.77%



-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/02......................     (7.52)%



*   The performance information presented above is for December 31 of each year.



(1) T. Rowe Price has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.


MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2002, the firm and its affiliates managed approximately $140.6 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.



The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.



ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
(FORMERLY EQUITY INCOME SERIES)


PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital


PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.


The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

-        an established operating history

-        above-average dividend yield relative to the S&P 500

-        low price/earnings ratio relative to the S&P 500

-        a sound balance sheet and other positive financial characteristics


- low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises



While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price.



The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other circumstance that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              Debt Securities Risk
                                Derivatives Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk


The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

          ING T. ROWE PRICE EQUITY INCOME -- ANNUAL TOTAL RETURN *(1)

[ING T. ROWE PRICE EQUITY INCOME BAR CHART]

1993                      11.13
1994                      -1.18
1995                      18.93
1996                       8.77
1997                      17.44
1998                       8.26
1999                      -0.72
2000                      12.93
2001                       1.36
2002                     -13.19


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P Index is an unmanaged index consisting of 500 U.S. stocks.



                        AVERAGE ANNUAL TOTAL RETURN *(1)



                                     1 YEAR           5 YEAR         10 YEAR
Class S Return....................   (13.19)%          1.32%           5.95%
S&P 500 Index.....................   (22.09)%         (0.58)%          9.34%



----------------------------------------
              BEST QUARTER
----------------------------------------
Quarter Ended
12/31/02........................   9.08%



----------------------------------------
              WORST QUARTER
----------------------------------------
Quarter Ended
9/30/02...................      (17.45)%



*   The performance information presented above is for December 31 of each year.



(1) T. Rowe Price has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER


T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2002, the firm and its affiliates managed approximately $140.6 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.


The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.


ING UBS U.S. BALANCED PORTFOLIO
(FORMERLY ASSET ALLOCATION GROWTH SERIES)



PORTFOLIO MANAGER



UBS Global Asset Management (Americas) Inc. ("UBS")



INVESTMENT OBJECTIVE



Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments



PRINCIPAL INVESTMENT STRATEGY



The Portfolio Manager allocates the Portfolio's assets among the following classes, or types, of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.



The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds.







Within the equity portion of the Portfolio, the Portfolio Manager selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.



In selecting fixed income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year, and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Portfolio Manager.



The Portfolio Manager's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.



The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.



PORTFOLIO TURNOVER



The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Allocation Risk
                                    Call Risk
                                   Credit Risk
                                 Derivative Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk



In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE



The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.



The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.



                 ING UBS U.S. BALANCED -- ANNUAL TOTAL RETURN*


[ING UBS U.S. BALANCED BAR CHART]

2001                      -6.52
2002                     -14.77


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire 5000 Index and the Lehman U.S. Aggregate Bond Index. The Wilshire 5000 Index is an unmanaged index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investments grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.






                        AVERAGE ANNUAL TOTAL RETURN *(1)



                                                                     10/2/00
                                                      1 YEAR       (INCEPTION)
Class S shares...................................    (14.77)%        (12.03)%
Wilshire 5000 Index..............................    (20.86)%        (18.42)%
Lehman U.S. Aggregate Bond Index.................     10.25%          10.27 %
70% Wilshire 5000/30% Lehman Index...............    (12.05)%        (10.25)%



----------------------------------------
              BEST QUARTER
----------------------------------------
Quarter Ended
12/31/01........................   6.90%



----------------------------------------
              WORST QUARTER
----------------------------------------
Quarter Ended
9/30/02......................   (11.03)%



*  The performance information presented above is for December 31 of each year.

(1) UBS has managed the Portfolio since May 1, 2003. Performance prior to this date is attributable to a different portfolio manager.





MORE ON THE PORTFOLIO MANAGER

UBS is the Portfolio Manager. UBS is a registered investment adviser located at One North Wacker Drive, Chicago Illinois 60606. As of December 31, 2002, UBS had approximately $34 billion in assets under management.

UBS is an indirect wholly owned subsidiary of UBS AG ("UBS AG"), and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

Investment decisions for the Portfolio are made by an investment management team at UBS.





ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
(FORMERLY EQUITY GROWTH SERIES)


PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation


PRINCIPAL INVESTMENT STRATEGY



The Portfolio Manger seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more than the Portfolio Manager believes exhibit strong earnings growth. The Portfolio Manager emphasizes individual security selection. Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities.



The Portfolio Manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The Portfolio Manager focuses on companies that it believes to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio Manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.



When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk






Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.


PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER



Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



The Portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William Auslander, Managing Director, and Jeffrey Alvino, Executive Director.



ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
(FORMERLY GLOBAL FRANCHISE SERIES)



PORTFOLIO MANAGER


Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY


The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.


The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.


The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.



The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                  Currency Risk
                                 Derivative Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Global Franchise Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER



Morgan Stanley Investment Management, Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



The Portfolio is managed by the Global Franchise team. Hassan Elmasry, Managing Director, and Paras Dodhia, Senior Associate, are current members of the team.



ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
(FORMERLY VAN KAMPEN GROWTH AND INCOME SERIES)


PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income


PRINCIPAL INVESTMENT STRATEGY



Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's). A more complete description of security ratings is contained in the Trust's Statement of Additional Information.



In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.





PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Convertible Securities Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


          ING VAN KAMPEN GROWTH AND INCOME -- ANNUAL TOTAL RETURN*(1)


[ING VAN KAMPEN GROWTH AND INCOME BAR CHART]

1994                           0.59
1995                          31.06
1996                          20.65
1997                          29.82
1998                          14.13
1999                          15.88
2000                          -2.11
2001                         -11.95
2002                         -14.75

The table below provides some indication of the risks in investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index) and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index consists of the 1000 largest companies in the Russell 3000 Index.



                  AVERAGE ANNUAL TOTAL RETURN *(1)



                                                                   10/4/93
                                     1 YEAR         5 YEAR       (INCEPTION)
Class S Return....................   (14.75)%       (0.57)%         8.19%
S&P 500 Index.....................   (22.09)%       (0.58)%         7.28%(2)
Russell 1000(R)Index..............   (21.65)%       (0.58)%         9.02%(2)


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
12/31/98........................   17.29%


-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/02.......................   (17.94)%



*   The performance information presented above is for December 31 of each year.


(1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.


(3) Index return is for the period beginning October 1, 1993.



MORE ON THE PORTFOLIO MANAGER



Morgan Stanley Investment Management, Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager foe the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



The Portfolio is managed by Van Kampen's Equity Income team. Current members of the team include James A. Gilligan, Managing Director; Thomas Bastian, Vice President; Sergio Marcheli, Vice President; James O. Roeder, Vice President; and Vincent Vizachero, Associate.

ING VAN KAMPEN REAL ESTATE PORTFOLIO
(FORMERLY REAL ESTATE PORTFOLIO)





PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Capital appreciation. Current income is a secondary objective.





PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").


The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues or profits from, the following sectors of the real estate industry:

         -        ownership (including listed real estate investment trusts)

         -        construction and development

         -        asset sales

         -        property management or sale

         -        other related real estate services

The Portfolio may invest more than 25% of its assets in any of the above sectors.

The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

The Portfolio also may invest in:

         - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

         - financial institutions which issue or service mortgages, not to exceed 25% of total assets


         - securities of companies unrelated to the real estate industry but which have significant real estate holding believe to be undervalued



         - high-yield debt securities and convertible bonds, not to exceed 20% of total assets



         -        mortgage- and asset-backed securities



         -        covered options on securities and stock indexes





The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                Derivatives Risk
                              Diversification Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                                    REIT Risk
                                   Sector Risk



Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.





PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


             ING VAN KAMPEN REAL ESTATE -- ANNUAL TOTAL RETURN*(1)


[ING VAN KAMPEN REAL ESTATE BAR CHART]


1993                        17.27
1994                         6.34
1995                        16.59
1996                        35.30
1997                        22.79
1998                       -13.45
1999                        -3.81
2000                        30.99
2001                         8.14
2002                         0.20


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index consists of real estate investment trusts (REITs) and real estate operating companies (REOCs).

                         AVERAGE ANNUAL TOTAL RETURN*(1)


                                          1 YEAR        5 YEAR         10 YEAR
Class S Return.......................      0.20%         3.40%          11.06%
Wilshire Real Estate.................
  Securities Index...................      2.66%         3.45%           9.97%


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
3/31/93........................    19.67%



-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
9/30/98.......................    (9.13)%



* The performance information presented above is for December 31 of each year.


(1) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.





MORE ON THE PORTFOLIO MANAGER



Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



The Portfolio is managed by Van Kampen's Real Estate team. Current members of the team include Theodore R. Bigman, Managing Director, and Douglas A. Funke, Managing Director.



                           PORTFOLIO FEES AND EXPENSES



The table that follows shows the estimated operating expenses paid each year by a Portfolio. These estimated are based on the expenses paid by the Portfolios in the year 2002 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.



Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.



SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                                 CLASS S SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)



---------------------------------------------------------------------------------------------------------------------------
                                           MANAGEMENT     DISTRIBUTION     SHAREHOLDER         OTHER        TOTAL OPERATING
                                             FEE(2)        (12b-1) FEE     SERVICES FEE     EXPENSES(2)         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Growth                           0.69%            0.00%            0.25%           0.01%            0.95%(4)
---------------------------------------------------------------------------------------------------------------------------
Alliance Mid Cap Growth                      0.78%            0.00%            0.25%           0.02%            1.05%(4)
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Large Cap Value             0.75%            0.00%            0.25%           0.01%            1.01%(4)
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Managed Global              1.00%            0.00%            0.25%           0.01%            1.26%(4)
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Small Cap                   0.69%            0.00%            0.25%           0.01%            0.95%(4)
---------------------------------------------------------------------------------------------------------------------------
Developing World                             1.50%            0.00%            0.25%           0.01%            1.76%
---------------------------------------------------------------------------------------------------------------------------
FMR(SM) Diversified Mid Cap                  0.75%            0.00%            0.25%           0.01%            1.01%
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Internet Tollkeeper(SM)        1.60%            0.00%            0.25%           0.01%            1.86%
---------------------------------------------------------------------------------------------------------------------------
Hard Assets                                  0.69%            0.00%            0.25%           0.00%            0.94%
---------------------------------------------------------------------------------------------------------------------------
Jennison Equity Opportunities                0.69%            0.00%            0.25%           0.01%            0.95%(4)
---------------------------------------------------------------------------------------------------------------------------
Mercury Focus Value                          0.80%            0.00%            0.25%           0.01%(3)         1.06%
---------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth                   0.80%            0.00%            0.25%           0.01%(3)         1.06%
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers All Cap                     0.75%            0.00%            0.25%           0.01%            1.01%(4)
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors                   0.75%            0.00%            0.25%           0.01%            1.01%
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Capital Appreciation           0.69%            0.00%            0.25%           0.01%            0.95%(4)
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                  0.69%            0.00%            0.25%           0.01%            0.95%(4)
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced                            0.75%            0.00%            0.25%           0.01%            1.01%
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity Growth                     0.75%            0.00%            0.25%           0.01%(3)         1.01%
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Global Franchise                  1.00%            0.00%            0.25%           0.01%(3)         1.26%
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income                 0.69%            0.00%            0.25%           0.01%            0.95%(4)
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Real Estate                       0.69%            0.00%            0.25%           0.01%            0.95%
---------------------------------------------------------------------------------------------------------------------------







(1) This table shows the estimated operating expenses for Class S shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

         (2) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.



         (3) "Other Expenses" for the Van Kampen Equity Growth, Van Kampen Global Franchise, Mercury Focus Value, and Mercury Fundamental Growth Portfolios are estimated because the Portfolios did not have a full year of calendar operations as of December 31, 2002.



         (4) A portion of the brokerage commissions that the AIM Mid Cap Growth, Alliance Mid Cap Growth, Capital Guardian Large Cap Value, Capital Guardian Managed Global, Capital Guardian Small Cap, Jennison Equity Opportunities, Salomon Brothers All Cap, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2002 would have been 0.90%, 1.02%, 0.99%, 1.25%, 0.94%, 0.87%, 1.01%, 0.94%, 0.93%, 0.91%,
         respectively. This arrangement may be discontinued at any time.



EXAMPLE This Example is intended to help you compare the cost of investing in Class S of the Portfolios with the cost of investing in other mutual funds. The Examples assumes that you invest $10,000 in the Class S shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class S operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------------------------------------
                                                 1 Year          3 Years           5 Years          10 Years
------------------------------------------------------------------------------------------------------------
AIM Mid Cap Growth                               $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------
Alliance Mid Cap Growth                          $ 107             $334             $ 579            $1283
------------------------------------------------------------------------------------------------------------
Capital Guardian Large Cap Value                 $ 103             $322             $ 558            $1236
------------------------------------------------------------------------------------------------------------
Capital Guardian Managed Global                  $ 128             $400             $ 692            $1523
------------------------------------------------------------------------------------------------------------
Capital Guardian Small Cap                       $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------
Developing World                                 $ 179             $554             $ 954            $2073
------------------------------------------------------------------------------------------------------------
FMR(SM) Diversified Mid Cap                      $ 103             $322             $ 558            $1236
------------------------------------------------------------------------------------------------------------
Goldman Sachs Internet Tollkeeper(SM)            $ 189             $585             $1006            $2180
------------------------------------------------------------------------------------------------------------
Hard Assets                                      $  96             $300             $ 520            $1155
------------------------------------------------------------------------------------------------------------
Jennison Equity Opportunities                    $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------
Mercury Focus Value                              $ 108             $337             $ 585            $1294
------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth                       $ 108             $337             $ 585            $1294
------------------------------------------------------------------------------------------------------------
Salomon Brothers All Cap                         $ 103             $322             $ 558            $1236
------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors                       $ 103             $322             $ 558            $1236
------------------------------------------------------------------------------------------------------------
T. Rowe Price Capital Appreciation               $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                      $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced                                $ 103             $322             $ 558            $1236
------------------------------------------------------------------------------------------------------------
Van Kampen Equity Growth                         $ 103             $322             $ 558            $1236
------------------------------------------------------------------------------------------------------------
Van Kampen Global Franchise                      $ 128             $400             $ 692            $1523
------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income                     $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------
Van Kampen Real Estate                           $  97             $303             $ 525            $1166
------------------------------------------------------------------------------------------------------------

                           SUMMARY OF PRINCIPAL RISKS


THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTIONS OF THE PORTFOLIOS AND ARE DESCRIBED IN THIS SECTION. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPALS RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.



ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance.



ALLOCATION RISK. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.



BORROWING AND LEVERAGE RISK. A Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of the Portfolio's shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.


CLOSED-END INVESTMENT COMPANY RISK. When a Portfolio invests in closed-end investment companies, the Portfolio indirectly pays a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.



CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.


Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This

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is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.


DERIVATIVE RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.



DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940
Act), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.


EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.

HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannon make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.


INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.


INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a Portfolio during the start-up phase when the Portfolio's asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant.



LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's assets .



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.



MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.



MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.



MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a Portfolio invests.


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MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.


OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.



REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



RESTRICTED AND ILLIQUID SECURITIES RISK. Certain Portfolio may invest in restricted and illiquid securities. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.



SECTOR RISK. A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a Portfolio that has securities representing a broader range of investments.



SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk


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


that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.



SHORT SALES RISK. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.


SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.


SOVEREIGN DEBT RISK. A Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.



SPECIAL SITUATIONS RISK. A "special situation" arises when, in a Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not produce the anticipated result.



UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.



VALUE INVESTING RISK. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.


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                                MORE INFORMATION


PERCENTAGE AND RATING LIMITATIONS


Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


A WORD ABOUT PORTFOLIO DIVERSITY



Each Portfolio in this Prospectus, unless specifically noted under the Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified Portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS



The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website http://www.sec.gov.



NON-FUNDAMENTAL INVESTMENT POLICIES



Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.



TEMPORARY DEFENSIVE POSITIONS



A portfolio manager may depart from a portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.



INDEPENDENT AUDITORS



Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.



ADMINISTRATIVE SERVICES



In addition to advisory services, DSI provides administrative and services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary for the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional


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


expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses. The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.



DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.


CLASS OF SHARES



Effective May 1, 2002, the Trust's shares were classified into Adviser Class (Class A), Institutional Class (Class I) and Service Class (Class S) shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class S shares are offered by this Prospectus.



SERVICE FEES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S shares of each portfolio of the Trust. The Agreement allows DSI, the distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class S shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of up to 0.25% of the portfolio's average daily net assets attributable to its Class S shares.



Effective August 1, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for those Portfolios that commenced operations prior to May, 2002 was reduced by 0.25%, the same amount as the new service fee.


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                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER


Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to the Trust. As of December 31, 2002, DSI managed over $ 9.9 billion in registered investment company assets. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer.



DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.



DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.


ADVISORY FEE


The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).



MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:



                                               FEE PAID TO ADVISER DURING 2002
            PORTFOLIO                      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
            ---------                       -------------------------------------
AIM Mid Cap Growth                                          0.69%
Alliance Mid Cap Growth                                     0.78%
Capital Guardian Large Cap Value                            0.75%
Capital Guardian Managed Global                             1.00%
Capital Guardian Small Cap                                  0.69%
Developing World                                            1.50%
FMR(SM) Diversified Mid Cap                                 0.75%
Goldman Sachs Internet Tollkeeper(SM)                       1.60%
Hard Assets                                                 0.69%
Jennison Equity Opportunities                               0.69%
Mercury Focus Value**                                       0.80%
Mercury Fundamental Growth**                                0.80%
Salomon Brothers All Cap                                    0.75%
Salomon Brothers Investors                                  0.75%
T. Rowe Price Capital Appreciation                          0.69%
T. Rowe Price Equity Income                                 0.69%
UBS U.S. Balanced                                           0.75%
Van Kampen Equity Growth**                                  0.75%
Van Kampen Global Franchise**                               1.00%
Van Kampen Growth and Income                                0.69%
Van Kampen Real Estate                                      0.69%

* DSI voluntarily waived 0.05% of the management fee for assets of the Van Kampen Growth and Income Portfolio in excess of $840 million through December 31, 2002.



** Annualized


   DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.




                                   SHARE PRICE


The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.



In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.




                             TAXES AND DISTRIBUTIONS


Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares annually, except that net investment income of the ING Liquid Assets Portfolio is declared as a dividend daily and paid monthly and the Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.



Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each portfolio's intention to distribute all such income and gains.



Each portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.



The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a Portfolio's financial statements, are included in the annual report, which is available upon request.



 ING AIM MID CAP GROWTH PORTFOLIO*



---------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR          YEAR         YEAR         YEAR           YEAR
                                                                   ENDED         ENDED        ENDED        ENDED          ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                 12/31/02#      12/31/01     12/31/00     12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $  13.16      $  16.72     $  19.95     $  12.82       $  13.63
                                                                 ----------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                         (0.06)        (0.08)       (0.02)       (0.03)          0.16
Net realized and unrealized gain/(loss) on investments               (4.11)        (3.46)       (2.52)        7.24          (0.07)
                                                                 ----------------------------------------------------------------
Total from investment operations                                     (4.17)        (3.54)       (2.54)        7.21           0.09
                                                                 ----------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --            --           --        (0.02)         (0.16)
Distributions from capital gains                                        --         (0.02)       (0.69)       (0.06)         (0.59)
                                                                 ----------------------------------------------------------------
Distributions in excess of capital gains                                --            --           --           --          (0.15)
                                                                 ----------------------------------------------------------------
Total distributions                                                     --         (0.02)       (0.69)       (0.08)         (0.90)

Net asset value, end of year                                      $   8.99      $  13.16     $  16.72     $  19.95       $  12.82
---------------------------------------------------------------------------------------------------------------------------------
Total return                                                        (31.69)%      (21.17)%     (12.45)%      56.24%           .84%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $145,379      $269,805     $374,614     $205,799       $ 73,261
Ratio of operating expenses to average net assets:
---------------------------------------------------------------------------------------------------------------------------------
    Before directed brokerage reimbursement                           0.95%         0.95%        0.95%        0.96%          0.99%
    After directed brokerage reimbursement                            0.90%           --           --           --             --

Ratio of net investment income/(loss) to average net assets:
---------------------------------------------------------------------------------------------------------------------------------
    Before directed brokerage reimbursement                          (0.57)%       (0.53)%      (0.19)%      (0.14)%         1.46%
    After directed brokerage reimbursement                           (0.52)%          --           --           --             --

---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                188%          200%         219%         176%           139%

---------------------------------------------------------------------------------------------------------------------------------



* Since March 1, 1999, A I M Capital Management, Inc. has served as Portfolio Manager for the Portfolio. Prior to that date, a different firm served as Portfolio Manager.



# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

 ING ALLIANCE MID CAP GROWTH PORTFOLIO**



---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR          YEAR           YEAR       PERIOD
                                                                    ENDED         ENDED         ENDED          ENDED      ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01      12/31/00       12/31/99    12/31/98*#
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   12.75     $  14.78     $   18.52       $  15.62    $  14.24

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
                                                                  ---------------------------------------------------------------
Net investment income/(loss)                                          (0.07)       (0.07)        (0.07)            --        0.09
Net realized and unrealized gain/(loss) on investments                (3.76)       (1.96)        (3.14)          3.96        1.36
                                                                  ---------------------------------------------------------------
Total from investment operations                                      (3.83)       (2.03)        (3.21)          3.96        1.45

LESS DISTRIBUTIONS:
Dividends from net investment income                                     --           --            --          (0.02)      (0.07)
Distributions in excess of net investment income                         --           --            --          (0.01)         --
Distributions from capital gains                                         --           --         (0.53)         (1.03)         --
Return of capital                                                        --           --         (0.00)(1)         --          --
Total distributions                                                      --           --         (0.53)         (1.06)      (0.07)

Net asset value, end of period                                    $    8.92     $  12.75     $   14.78       $  18.52    $  15.62
=================================================================================================================================
Total return                                                         (30.04)%     (13.73)%      (17.12)%        25.56%      10.19%++
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 288,770     $468,567     $ 562,549       $567,628    $298,839

RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS:
    Before directed brokerage reimbursement                            1.05%        1.01%         0.99%          1.05%       1.08%+
    After directed brokerage reimbursement                             1.02%          --            --             --          --
Ratio of net investment income/(loss) to average net assets:
    Before directed brokerage reimbursement                           (0.72)%      (0.53)%       (0.45)%         0.00%(1)    1.86%+
    After directed brokerage reimbursement                            (0.69)%         --            --             --          --
Portfolio turnover rate                                                 159%         211%           59%           185%         92%

---------------------------------------------------------------------------------------------------------------------------------


* The ING Alliance Mid Cap Growth Portfolio commenced operations on August 14, 1998.

** Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the ING Alliance Mid Cap Growth Portfolio was named the Growth & Income Portfolio.

+   Annualized

++  Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1) Amount is less than $0.01.

 ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO


------------------------------------------------------------------------------------------------------
                                                                    YEAR         YEAR         PERIOD
                                                                    ENDED        ENDED        ENDED
------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   10.18     $  10.58     $   10.00
                                                                  ------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.03         0.01          0.03
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                            (2.45)       (0.39)         0.65
                                                                  ------------------------------------
Total from investment operations                                      (2.42)       (0.38)         0.68
                                                                  ------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.02)       (0.02)        (0.02)
                                                                  ------------------------------------
Distributions from capital gains                                         --        (0.00)(1)     (0.08)
Total distributions                                                   (0.02)       (0.02)        (0.10)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $    7.74     $  10.18     $   10.58

Total return                                                         (23.79)%      (3.62)%        6.81%++
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 301,376     $282,049     $ 113,206
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                            1.01%        1.01%         1.00%+
    After directed brokerage reimbursement                             0.99%          --            --

Ratio of net investment income to average net assets:

    Before directed brokerage reimbursement                            0.31%        0.17%         0.60%+
    After directed brokerage reimbursement                             0.33%          --            --
Portfolio turnover rate                                                  27%          29%           22%
------------------------------------------------------------------------------------------------------


*   The Large Cap Value Portfolio commenced operations on February 1, 2000.

+   Annualized

++  Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1) Amount is less than 0.01.

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO*


--------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         YEAR            YEAR       YEAR
                                                                    ENDED         ENDED        ENDED           ENDED      ENDED
--------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#      12/31/01     12/31/00       12/31/99   12/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $   10.40      $  11.82     $  19.96       $  14.19   $  11.46
                                                                  --------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                           0.02          0.00(1)        --          (0.03)     (0.02)
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                            (2.12)        (1.41)       (3.13)          8.82       3.37
                                                                  --------------------------------------------------------------
Total from investment operations                                      (2.10)        (1.41)       (3.13)          8.79       3.35
                                                                  --------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.00)(1)     (0.01)       (0.02)            --      (0.05)
Return of capital                                                     (0.01)           --           --             --         --
Distributions from capital gains                                         --            --        (4.99)         (3.02)     (0.57)
                                                                  --------------------------------------------------------------
Total distributions                                                   (0.01)        (0.01)       (5.01)         (3.02)     (0.62)
                                                                  --------------------------------------------------------------
Net asset value, end of year                                      $    8.29      $  10.40     $  11.82       $  19.96   $  14.19
Total return                                                         (20.18)%      (11.91)%     (14.56)%        63.30%     29.31%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $ 226,961      $255,251     $232,963       $184,486   $134,078
Ratio of operating expenses to average net assets:
--------------------------------------------------------------------------------------------------------------------------------

    Before directed brokerage reimbursement                            1.26%         1.26%        1.25%          1.25%      1.26%
    After directed brokerage reimbursement                             1.25%           --           --             --         --

Ratio of net investment income/(loss) to average net assets:
--------------------------------------------------------------------------------------------------------------------------------

  Before directed brokerage reimbursement                              0.19%        (0.01)%       0.05%         (0.19)%    (0.17)%
  After directed brokerage reimbursement                               0.20%           --           --             --         --
Portfolio turnover rate                                                  36%           30%         109%           168%       173%
--------------------------------------------------------------------------------------------------------------------------------


* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the Portfolio. Prior to that date, different firms served as Portfolio Manager.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1) Amount is less than 0.01.

ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO*


---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         YEAR           YEAR        YEAR
                                                                    ENDED         ENDED        ENDED          ENDED       ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00        12/31/99    12/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   10.53     $  10.71     $   23.44       $  16.03   $  13.25
                                                                  --------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                           0.02         0.01          0.04          (0.07)     (0.03)
Net realized and unrealized gain/(loss) on investments                (2.70)       (0.18)        (5.05)          8.17       2.81
                                                                  --------------------------------------------------------------
Total from investment operations                                      (2.68)       (0.17)        (5.01)          8.10       2.78
                                                                  --------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from net investment income                              (0.01)       (0.01)        (0.03)            --         --
Distributions from capital gains                                         --           --         (7.69)         (0.69)        --

Total distributions                                                   (0.01)       (0.01)        (7.72)         (0.69)        --
                                                                  --------------------------------------------------------------
Net asset value, end of period                                    $    7.84     $  10.53     $   10.71       $  23.44   $  16.03
--------------------------------------------------------------------------------------------------------------------------------
Total return                                                         (25.43)%      (1.56)%      (18.17)%        50.61%     20.98%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 365,177     $516,009     $ 461,106       $367,637   $147,696
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                            0.95%        0.95%         0.95%          0.96%      0.99%
    After directed brokerage reimbursement                             0.94%          --            --             --         --
Ratio of net investment income/(loss) to average net assets:
    Before directed brokerage reimbursement                            0.27%        0.16%         0.21%         (0.49)%    (0.32)%
    After directed brokerage reimbursement                             0.28%          --            --             --         --
Portfolio turnover rate                                                  40%          42%          116%           132%       133%
--------------------------------------------------------------------------------------------------------------------------------


* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to May 1, 2002, the Capital Guardian Small Cap Portfolio was named the Small Cap Portfolio.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING DEVELOPING WORLD PORTFOLIO**


----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         YEAR            YEAR       PERIOD
                                                                    ENDED         ENDED        ENDED           ENDED       ENDED
----------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00        12/31/99#   12/31/98*#
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    7.10      $  7.59     $   11.56       $   7.37    $ 10.00
                                                                  --------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                           0.02         0.09         (0.05)          0.08       0.04
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                            (0.78)       (0.49)        (3.86)          4.44      (2.67)
                                                                  --------------------------------------------------------------
Total from investment operations                                      (0.76)       (0.40)        (3.91)          4.52      (2.63)
                                                                  --------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                     --        (0.08)           --          (0.10)        --
Distributions in excess of net investment income                         --           --            --          (0.03)        --
Distributions from capital gains                                         --        (0.01)        (0.06)         (0.20)        --
Total distributions                                                      --        (0.09)        (0.06)         (0.33)        --
                                                                  --------------------------------------------------------------
Net asset value, end of period                                    $    6.34      $  7.10     $    7.59       $  11.56    $  7.37

Total return                                                         (10.70)%      (5.25)%      (33.79)%        61.66%    (26.27)%++
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $  62,732      $74,797     $  60,541       $ 62,616    $ 8,797
Ratio of operating expenses to average net assets                      1.76%        1.76%         1.75%          1.75%      1.83%+
Ratio of net investment income/(loss) to average net assets            0.25%        1.27%        (0.39)%         0.85%      0.69%+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 166%         180%          130%           135%        67%
--------------------------------------------------------------------------------------------------------------------------------


*  The Developing World Portfolio commenced operations on February 18, 1998.


** Since March 1, 1999, Baring International Investment Limited has served as
   Portfolio Manager for the Portfolio. Prior to that date, a different firm served as Portfolio Manager.


+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO



-----------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR        PERIOD
                                                                    ENDED        ENDED        ENDED
-----------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00*#
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    9.21     $   9.89     $   10.00
                                                                  ------------------------------------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.03         0.02          0.04
Net realized and unrealized loss on investments                       (1.81)       (0.68)        (0.13)
                                                                  ------------------------------------
Total from investment operations                                      (1.78)       (0.66)        (0.09)
                                                                  ------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.02)       (0.02)        (0.02)
                                                                  ------------------------------------
Net asset value, end of period                                    $    7.41     $   9.21     $    9.89
------------------------------------------------------------------------------------------------------
Total return                                                         (19.34)%      (6.64)%       (0.87)%++

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $  91,198     $ 58,712     $  13,834
Ratio of operating expenses to average net assets                      1.01%        1.01%         1.00%+
Ratio of net investment income to average net assets                   0.33%        0.47%         1.70%+
Portfolio turnover rate                                                 106%          89%           20%
------------------------------------------------------------------------------------------------------



*  The Portfolio commenced operations on October 2, 2000.


+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO


----------------------------------------------------------------------------------------
                                                                    YEAR         PERIOD
                                                                    ENDED         ENDED
----------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01*
----------------------------------------------------------------------------------------
Net asset value, beginning of period                              $    7.69     $  10.00
                                                                  ----------------------
LOSS FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------
Net investment loss                                                   (0.10)       (0.06)
Net realized and unrealized loss on investments                       (2.83)       (2.25)
                                                                  ----------------------
Total from investment operations                                      (2.93)       (2.31)
                                                                  ----------------------
Net asset value, end of period                                    $    4.76     $   7.69
========================================================================================
Total return                                                         (38.10)%     (23.10)%++

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                              $  15,199     $  9,255
Ratio of operating expenses to average net assets                      1.86%        1.85%+
Ratio of net investment loss to average net assets                    (1.79)%      (1.69)%+
Portfolio turnover rate                                                  42%          21%



*  The Portfolio commenced operations on May 1, 2001.


+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING HARD ASSETS PORTFOLIO*


---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         YEAR            YEAR        YEAR
                                                                    ENDED         ENDED        ENDED           ENDED       ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00        12/31/99    12/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $    9.79     $  11.14     $   11.76       $   9.60    $ 15.05
                                                                  --------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                                  0.16         0.19          0.01           0.12       0.26
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                            (0.08)       (1.54)        (0.57)          2.12      (4.73)
                                                                  --------------------------------------------------------------
Total from investment operations                                       0.08        (1.35)        (0.56)          2.24      (4.47)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.06)          --         (0.05)         (0.08)     (0.26)
Distributions from capital gains                                         --           --            --             --      (0.72)
Return of capital                                                        --           --         (0.01)            --         --
                                                                  --------------------------------------------------------------
Total distributions                                                   (0.06)          --         (0.06)         (0.08)     (0.98)
                                                                  --------------------------------------------------------------
Net asset value, end of year                                      $    9.81     $   9.79     $   11.14       $  11.76    $  9.60
--------------------------------------------------------------------------------------------------------------------------------
Total return                                                           0.80%      (12.12)%       (4.73)%        23.36%    (29.58)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $  69,313     $ 33,787     $  42,109       $ 40,291    $30,530
Ratio of operating expenses to average net assets                      0.94%        0.95%         0.95%          0.96%      1.00%
Ratio of net investment income to average net assets                   1.50%        1.68%         1.00%          1.07%      1.99%
Portfolio turnover rate                                                 187%         240%          207%           204%       178%
--------------------------------------------------------------------------------------------------------------------------------



* Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.


# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO*



---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         YEAR           YEAR        YEAR
                                                                    ENDED         ENDED        ENDED          ENDED       ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01      12/31/00       12/31/99    12/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $   14.20     $  16.33     $   20.02       $  18.09    $  17.65
                                                                  ---------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)                                           0.02         0.01          0.00(1)       (0.01)       0.15
Net realized and unrealized gain/(loss) on investments                (4.17)       (2.13)        (3.08)          4.38        2.07
                                                                  ---------------------------------------------------------------
Total from investment operations                                      (4.15)       (2.12)        (3.08)          4.37        2.22
                                                                  ---------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.02)       (0.01)           --          (0.03)      (0.15)
Distributions from capital gains                                         --           --         (0.61)         (2.41)      (1.63)
                                                                  ---------------------------------------------------------------
Total distributions                                                   (0.02)       (0.01)        (0.61)         (2.44)      (1.78)
                                                                  ---------------------------------------------------------------
Net asset value, end of year                                      $   10.03     $  14.20     $   16.33       $  20.02    $  18.09

=================================================================================================================================
Total return                                                         (29.26)%     (12.98)%      (15.22)%        24.64%      12.68%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000's)                                $ 287,276     $450,704     $ 491,555       $411,898    $263,313
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                            0.95%        0.95%         0.95%          0.96%       0.98%
    After directed brokerage reimbursement                             0.87%          --            --             --          --
Ratio of net investment income/(loss) to average net assets:
    Before directed brokerage reimbursement                            0.12%        0.09%         0.00%(1)      (0.05)%      0.95%
    After directed brokerage reimbursement                             0.20%          --            --             --          --
Portfolio turnover rate                                                 158%          40%           62%           126%         64%

---------------------------------------------------------------------------------------------------------------------------------


* Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to Equity Opportunity Series.


# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.



(1)  Amount is less than 0.01.

ING MERCURY FOCUS VALUE PORTFOLIO


---------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
---------------------------------------------------------------------------
                                                                  12/31/02*#
---------------------------------------------------------------------------
Net asset value, beginning of period                              $   10.00
                                                                  ---------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.00(1)
Net realized and unrealized loss on investments                       (1.55)
                                                                  ---------
Total from investment operations                                      (1.55)
                                                                  ---------
Net asset value, end of period                                    $    8.45
===========================================================================
Total return                                                         (15.50)%++
===========================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $   8,045
Ratio of operating expenses to average net assets                      1.05%+
Ratio of net investment income to average net assets                   0.06%+
Portfolio turnover rate                                                  61%

---------------------------------------------------------------------------


*  The Portfolio commenced operations on May 1, 2002.

+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


1  Amount is less than 0.01.


ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO


--------------------------------------------------------------------------
                                                                   PERIOD
                                                                   ENDED
--------------------------------------------------------------------------
                                                                  12/31/02*#
--------------------------------------------------------------------------
Net asset value, beginning of period                             $   10.00
                                                                 ---------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                                  (0.01)
Net realized and unrealized loss on investments                      (1.94)
                                                                 ---------
Total from investment operations                                     (1.95)
                                                                 ---------
Net asset value, end of year                                     $    8.05
==========================================================================
Total return                                                        (19.50)%++
==========================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $   4,757
Ratio of operating expenses to average net assets                     1.05%+
Ratio of net investment loss to average net assets                   (0.09)%+
Portfolio turnover rate                                                 56%
--------------------------------------------------------------------------


*  The Portfolio commenced operations on May 1, 2002.

+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING SALOMON BROTHERS ALL CAP PORTFOLIO


------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         PERIOD
                                                                    ENDED         ENDED        ENDED
------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   11.53     $  11.45     $   10.00
                                                                  ------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.03         0.09          0.05
Net realized and unrealized gain/(loss) on investments                (2.98)        0.12          1.68
                                                                  ------------------------------------
Total from investment operations                                      (2.95)        0.21          1.73
                                                                  ------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.02)       (0.09)        (0.04)
Distributions from capital gains                                         --        (0.04)        (0.24)
                                                                  ------------------------------------
Total distributions                                                   (0.02)       (0.13)        (0.28)
                                                                  ------------------------------------
Net asset value, end of period                                    $    8.56     $  11.53     $   11.45
======================================================================================================
Total return                                                         (25.57)%       1.91%        17.45%++

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $ 252,792     $307,030     $ 111,887
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                            1.01%        1.01%         1.00%+
    After directed brokerage reimbursement                             1.01%          --            --
Ratio of net investment income to average net assets
    Before directed brokerage reimbursement                            0.32%        1.15%         1.10%+
    After directed brokerage reimbursement                             0.32%          --            --
Portfolio turnover rate                                                 139%          75%           82%

------------------------------------------------------------------------------------------------------


*  The Portfolio commenced operations on February 1, 2000.

+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING SALOMON BROTHERS INVESTORS PORTFOLIO


------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR        PERIOD
                                                                    ENDED         ENDED        ENDED
------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   10.50     $  11.06     $   10.00
                                                                  ------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.09         0.04          0.06
Net realized and unrealized gain/(loss) on investments                (2.50)       (0.52)         1.33
                                                                  ------------------------------------
Total from investment operations                                      (2.41)       (0.48)         1.39
                                                                  ------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.07)       (0.05)        (0.05)
Distributions from capital gains                                         --        (0.03)        (0.28)
                                                                  ------------------------------------
Total distributions                                                   (0.07)       (0.08)        (0.33)
                                                                  ------------------------------------
Net asset value, end of period                                    $    8.02     $  10.50     $   11.06
======================================================================================================
Total return                                                         (22.98)%      (4.27)%       14.07%++
======================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                              $  94,986     $ 95,347     $  27,440
Ratio of operating expenses to average net assets                      1.01%        1.01%         1.00%+
Ratio of net investment income to average net assets                   1.03%        0.78%         1.13%+
Portfolio turnover rate                                                  42%          39%          118%
------------------------------------------------------------------------------------------------------



*  The Portfolio commenced operations on February 1, 2000.


+  Annualized

++ Non-annualized


# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO


---------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR         YEAR          YEAR           YEAR        YEAR
                                                                    ENDED        ENDED         ENDED          ENDED       ENDED
---------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00        12/31/99    12/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $   17.50     $  16.62     $   15.05       $  15.23    $  15.73
                                                                  ---------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.38         0.36          0.47           0.50        0.36
Net realized and unrealized gain/(loss) on investments
    and foreign currencies                                            (0.29)        1.28          2.78           0.53        0.55
                                                                  ---------------------------------------------------------------
Total from investment operations                                       0.09         1.64          3.25           1.03        0.91
                                                                  ---------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.26)       (0.37)        (0.62)         (0.40)      (0.36)
Distributions from capital gains                                      (0.20)       (0.39)        (1.06)         (0.81)      (1.05)
                                                                  ---------------------------------------------------------------
Total distributions                                                   (0.46)       (0.76)        (1.68)         (1.21)      (1.41)
                                                                  ---------------------------------------------------------------
Net asset value, end of year                                      $   17.13     $  17.50     $   16.62       $  15.05    $  15.23
---------------------------------------------------------------------------------------------------------------------------------
Total return                                                           0.48%        9.92%        21.97%          6.92%       5.89%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $ 994,912     $688,506     $ 373,548       $287,909    $246,196
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                            0.95%        0.95%         0.95%          0.97%       0.98%
    After directed brokerage reimbursement                             0.94%          --            --             --          --
Ratio of net investment income to average net assets:

    Before directed brokerage reimbursement                            2.12%        2.65%         3.24%          3.45%       2.83%
    After directed brokerage reimbursement                             2.13%          --            --             --          --
Portfolio turnover rate                                                  16%          23%           42%            36%         44%
----------------------------------------------------------------------------------------------------------------------------------



# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO*


----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR          YEAR         YEAR           YEAR         YEAR
                                                                    ENDED         ENDED        ENDED          ENDED        ENDED
----------------------------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#     12/31/01     12/31/00        12/31/99     12/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                $   11.41     $  11.67     $   11.24       $  12.67    $  13.09
                                                                  ---------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.17         0.14          0.23           0.27        0.49
Net realized and unrealized gain/(loss) on investments                (1.68)        0.01          1.18          (0.39)       0.58
                                                                  ---------------------------------------------------------------
Total from investment operations                                      (1.51)        0.15          1.41          (0.12)       1.07
                                                                  ---------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.12)       (0.14)        (0.30)         (0.29)      (0.50)
Distributions from capital gains                                      (0.06)       (0.27)        (0.68)         (1.02)      (0.99)
                                                                  ---------------------------------------------------------------
Total distributions                                                   (0.18)       (0.41)        (0.98)         (1.31)      (1.49)
                                                                  ---------------------------------------------------------------
Net asset value, end of year                                      $    9.72     $  11.41     $   11.67       $  11.24    $  12.67
=================================================================================================================================
Total return                                                         (13.19)%       1.36%        12.93%         (0.72)%      8.26%
=================================================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $ 418,276     $426,726     $ 298,092       $277,354    $278,074
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                            0.95%        0.95%         0.95%          0.96%       0.98%
    After directed brokerage reimbursement                             0.93%          --            --             --          --
Ratio of net investment income to average net assets:
    Before directed brokerage reimbursement                            1.56%        1.43%         1.98%          2.19%       3.63%
    After directed brokerage reimbursement                             1.58%          --            --             --          --
Portfolio turnover rate                                                  23%          16%           53%           122%         61%
---------------------------------------------------------------------------------------------------------------------------------


* Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Portfolio to the Equity Income Portfolio.


# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING UBS U.S. BALANCED


-----------------------------------------------------------------------------------------------------------------
                                                                    YEAR              YEAR               PERIOD
                                                                    ENDED             ENDED              ENDED
-----------------------------------------------------------------------------------------------------------------
                                                                  12/31/02#         12/31/01           12/31/00*#
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $      8.71        $   9.40           $    10.00
                                                                 ------------------------------------------------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.09            0.03                 0.09
Net realized and unrealized loss on investments                        (1.38)          (0.64)               (0.68)
                                                                 ------------------------------------------------
Total from investment operations                                       (1.29)          (0.61)               (0.59)
 LESS DISTRIBUTIONS:                                             ------------------------------------------------
 Dividends from net investment income                                   (.09)          (0.08)               (0.01)
                                                                 ------------------------------------------------
 Net asset value, end of period                                  $      7.33        $   8.71           $     9.40
=================================================================================================================
 Total return                                                         (14.77)%         (6.52)%              (5.90)%++
=================================================================================================================

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                            $    47,394        $ 51,723           $    8,497
 Ratio of operating expenses to average net assets                      1.01%           1.01%                1.00%+
 Ratio of net investment income to average net assets                   1.11%           1.50%                3.80%+
 Portfolio turnover rate                                                 126%             50%                  10%
-----------------------------------------------------------------------------------------------------------------


*  The Portfolio commenced operations on October 2, 2000.

+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO



---------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
---------------------------------------------------------------------------
                                                                  12/31/02*#
---------------------------------------------------------------------------
Net asset value, beginning of year                                $   10.00
                                                                  ---------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.01
Net realized and unrealized loss on investments                       (2.11)
                                                                  ---------
Total from investment operations                                      (2.10)
                                                                  ---------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (0.01)

Net asset value, end of year                                      $    7.89
===========================================================================
Total return                                                         (21.05)%++
===========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $   6,334
Ratio of operating expenses to average net assets                      1.00%+
Ratio of net investment income to average net assets                   0.13%+
Portfolio turnover rate                                                 113%
---------------------------------------------------------------------------



*  The Portfolio commenced operations on May 1, 2002.



+  Annualized



++ Non-annualized



# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO


----------------------------------------------------------------------------
                                                                    PERIOD
                                                                    ENDED
----------------------------------------------------------------------------
                                                                  12/31/02*#
----------------------------------------------------------------------------
Net asset value, beginning of year                                $    10.00
                                                                  ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                   0.04
Net realized and unrealized loss
on investments and foreign currencies                                  (1.11)
                                                                  ----------
Total from investment operations                                       (1.07)
                                                                  ----------
Net asset value, end of year                                      $     8.93
============================================================================
Total return                                                          (10.70)%++
============================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                                $   19,133
Ratio of operating expenses to average net assets                       1.25%+
Ratio of net investment income to average net assets                    0.70%+
Portfolio turnover rate                                                   33%
----------------------------------------------------------------------------


*  The Portfolio commenced operations on May 1, 2002.

+  Annualized

++ Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO*


----------------------------------------------------------------------------------------------------------------------------
                                                           YEAR         YEAR             YEAR          YEAR          YEAR
                                                           ENDED        ENDED            ENDED         ENDED         ENDED
----------------------------------------------------------------------------------------------------------------------------
                                                         12/31/02#     12/31/01        12/31/00       12/31/99      12/31/98
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $   20.41     $    23.53     $     24.84     $   22.01     $   20.04
                                                        --------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.20           0.07            0.07          0.08          0.10
Net realized and unrealized gain/(loss) on investments      (3.21)         (2.89)          (0.62)         3.41          2.74
                                                        --------------------------------------------------------------------
Total from investment operations                            (3.01)         (2.82)          (0.55)         3.49          2.84
                                                        --------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.17)         (0.06)          (0.11)        (0.07)        (0.10)
Distributions from capital gains                               --          (0.24)          (0.65)        (0.59)        (0.77)
                                                        --------------------------------------------------------------------
Total distributions                                         (0.17)         (0.30)          (0.76)        (0.66)        (0.87)
                                                        --------------------------------------------------------------------
Net asset value, end of year                            $   17.23     $    20.41     $     23.53     $   24.84     $   22.01
============================================================================================================================
Total return                                               (14.75)%       (11.95)%         (2.11)%       15.88%        14.13%
============================================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $ 599,841     $  793,601     $   941,024     $ 899,753     $ 574,843
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                  0.95%          0.95%           0.95%         0.96%         0.98%
    After directed brokerage reimbursement                   0.91%            --              --            --            --
Ratio of net investment income to average net assets:
    Before directed brokerage reimbursement                  1.04%          0.33%           0.30%         0.40%         0.72%
    After directed brokerage reimbursement                   1.08%            --              --            --            --
Portfolio turnover rate                                       153%            36%             37%           27%           34%
----------------------------------------------------------------------------------------------------------------------------


* Since January 30, 2002, Van Kampen has served as the Portfolio Manager of the Portfolio. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Portfolio to the Van Kampen Growth and Income Portfolio and a change of investment strategy.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING VAN KAMPEN REAL ESTATE PORTFOLIO*



                                                           YEAR         YEAR          YEAR             YEAR        YEAR
                                                           ENDED        ENDED         ENDED            ENDED       ENDED
--------------------------------------------------------------------------------------------------------------------------
                                                         12/31/02#     12/31/01      12/31/00         12/31/99    12/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $     15.64    $  15.21     $    12.12        $ 13.58     $   18.27
                                                        -------------------------------------------------------------------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.73        0.70           0.42           0.84          0.83
Net realized and unrealized gain/(loss) on investments        (0.71)       0.53           3.33          (1.39)        (3.34)
                                                        -------------------------------------------------------------------
Total from investment operations                               0.02        1.23           3.75          (0.55)        (2.51)
                                                        -------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.44)      (0.59)         (0.66)         (0.54)        (0.66)
Distributions from capital gains                              (0.25)      (0.21)            --          (0.37)        (1.52)
                                                        -------------------------------------------------------------------
Total distributions                                           (0.69)      (0.80)         (0.66)         (0.91)        (2.18)
                                                        -------------------------------------------------------------------
Net asset value, end of year                            $     14.97    $  15.64     $    15.21        $ 12.12     $   13.58
===========================================================================================================================
Total return                                                   0.20%       8.14%         30.99%         (3.81)%      (13.45)%
===========================================================================================================================

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                      $   194,207    $130,643     $  103,800        $56,906     $  69,911
Ratio of operating expenses to average net assets              0.95%       0.95%          0.95%          0.96%         0.99%
Ratio of net investment income to average net assets           4.56%       5.35%          5.60%          5.61%         5.26%
Portfolio turnover rate                                          27%         81%            69%            36%           29%
---------------------------------------------------------------------------------------------------------------------------


* Since December 17, 2001, Van Kampen has served as Portfolio Manager for the Portfolio. Prior to that date, different firms served as Portfolio Manager.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

TO OBTAIN
MORE INFORMATION


A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.



Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year.



To obtain a free copy of these documents or to make inquiries about the portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.



Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



THE ING INVESTORS TRUST
TRUSTEES


Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein



Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING INVESTORS TRUST LOGO]

ING INVESTORS TRUST
(FORMERLY THE GCG TRUST)

PROSPECTUS
MAY 1, 2003

ADVISER CLASS


                                 MONEY MARKET FUND
                                 ING Liquid Assets Portfolio

                                 BOND FUNDS
                                 ING Limited Maturity Bond Portfolio
                                 ING PIMCO Core Bond Portfolio

                                 BALANCED FUNDS
                                 ING MFS Total Return Portfolio

                                 STOCK FUNDS
                                 ING Eagle Asset Value Equity Portfolio
                                 ING Janus Growth and Income Portfolio
                                 ING Janus Special Equity Portfolio
                                 ING JPMorgan Fleming Small Cap Equity Portfolio ING Marsico Growth Portfolio
                                 ING MFS Mid Cap Growth Portfolio
                                 ING MFS Research Portfolio

                                 INTERNATIONAL/GLOBAL

                                 ING International Portfolio

                                 ING JPMorgan Fleming International Enhanced
                                 EAFE Portfolio


NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL VARIABLE
CONTRACTS OR UNDER ALL PLANS


                                                      [ING INVESTORS TRUST LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS


IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO A PORTFOLIO OF THE TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."



                                                      PAGE
INTRODUCTION
ING Investors Trust.............................         1
Investment Adviser..............................         1
Portfolios and Portfolio Managers...............         1
Class of Shares.................................         1
Investing through your Variable Contract
    or Qualified Plan ..........................         1
Why Reading this Prospectus is Important........         1

DESCRIPTION OF THE PORTFOLIOS
    ING Eagle Asset Value Equity................         2
    ING International...........................         4
    ING Janus Growth and Income.................         7
    ING Janus Special Equity....................        10
    ING JPMorgan Fleming Int'l
       Enhanced EAFE............................        13
    ING JPMorgan Fleming Small Cap
       Equity...................................        15
    ING Limited Maturity Bond...................        17
    ING Liquid Assets...........................        20
    ING Marsico Growth..........................        23
    ING MFS Mid Cap Growth......................        26
    ING MFS Research............................        29
    ING MFS Total Return........................        31
    ING PIMCO Core Bond.........................        34

PORTFOLIO FEES AND EXPENSES.....................        37
SUMMARY OF PRINCIPAL RISKS......................        38

MORE INFORMATION
    Percentage and Rating Limitation............        42
    A Word about Portfolio Diversity............        42
    Additional Information about the
       Portfolios...............................        42
    Non-Fundamental Investment Policies.........        42
    Temporary Defensive Positions...............        42
    Independent Auditors........................        43

MORE INFORMATION (CONTINUED)
    Administrative Services.....................        43
    Portfolio Distribution......................        43
    Class of Shares
        Service Fees ...........................        43

OVERALL MANAGEMENT OF THE TRUST
    The Adviser.................................        44
    Advisory Fee................................        45

SHARE PRICE.....................................        45

TAXES AND DISTRIBUTIONS.........................        46

FINANCIAL HIGHLIGHTS............................        46

TO OBTAIN MORE INFORMATION......................      Back

ING INVESTORS TRUST TRUSTEES....................      Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION


ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.



INVESTMENT ADVISER

Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.



PORTFOLIOS AND PORTFOLIO MANAGERS

ING Eagle Asset Value Equity Portfolio -- Eagle Asset Management, Inc.
ING International Portfolio -- ING Investments, LLC
ING Janus Growth and Income Portfolio -- Janus Capital Management LLC
ING Janus Special Equity Portfolio -- Janus Capital Management LLC
ING JPMorgan Fleming International Enhanced EAFE Portfolio-- J.P. Morgan Fleming Asset Management (London) Limited
ING JPMorgan Fleming Small Cap Equity Portfolio - J.P. Morgan Fleming Asset Management (USA) Inc.
ING Limited Maturity Bond Portfolio -- ING Investment Management LLC
ING Liquid Assets Portfolio -- ING Investment Management LLC
ING Marsico Growth Portfolio -- Marsico Capital Management, LLC
ING MFS Mid Cap Growth Portfolio -- Massachusetts Financial Services Company ING MFS Research Portfolio -- Massachusetts Financial Services Company
ING MFS Total Return Portfolio -- Massachusetts Financial Services Company ING PIMCO Core Bond Portfolio -- Pacific Investment Management Company LLC



CLASS OF SHARES

Pursuant to a multiple class plan (the "Plan"), each Portfolio offers three classes of shares. This prospectus relates only to the Adviser (Class A) shares. For more information about Class A shares, please refer to the section of this prospectus entitled "Class A Shares."



INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates.



WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS






ING EAGLE ASSET VALUE EQUITY PORTFOLIO
(FORMERLY VALUE EQUITY SERIES)



PORTFOLIO MANAGER


Eagle Asset Management, Inc. ("Eagle Asset")

INVESTMENT OBJECTIVE

Capital appreciation. Dividend income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include, common stocks, securities convertible into common stocks, options on equities and rights and warrants. The principal strategies used to select the investments include:



     (i)  A two-step process to identify possible value opportunities:


          - Screening the universe of equity securities for four key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; and attractive relative price-to-earnings ratios

          - Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

     (ii) Identifying stocks trading at a discount to their underlying intrinsic value and which fall into at least one of three basic categories:


          - "Pure" value opportunities: stocks that appear attractive relative to the broader market



          - "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group


          - "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event


The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Derivative Risk

                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk

                              Value Investing Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

              ING EAGLE ASSET VALUE EQUITY -- ANNUAL TOTAL RETURN*

[BAR CHART]

1995                       35.01
1996                       10.45
1997                       27.09
1998                         1.4
1999                        0.36
2000                        8.61
2001                       -4.57
2002                      -17.18


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P Index") and the Russell 1000 Value Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.



                          AVERAGE ANNUAL TOTAL RETURN*



                                                            1/3/95
                                      1 Year     5 Year   (Inception)
Class A Shares                       (17.18)%    (2.67)%     6.51%
S&P 500 Index......................  (22.09)%    (0.58)%    10.30%(1)
Russell 1000 Value Index...........  (15.52)%     1.16%     11.62%(1)



------------------------
     BEST QUARTER
------------------------
Quarter Ended
12/31/98.......   17.30%


-------------------------
     WORST QUARTER
-------------------------
Quarter Ended
9/30/02........  (18.74)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 3, 1995, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


(1)  Index return is for the period beginning January 1, 1995.


MORE ON THE PORTFOLIO MANAGER

Eagle Asset has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2002, Eagle Asset had approximately $5.7 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.



The following person at Eagle Asset is primarily responsible for the day-to-day investment decisions of the Portfolio:


     NAME                                  POSITION AND RECENT BUSINESS EXPERIENCE
     ----                                  ---------------------------------------
Edmund Cowart                  Managing Director and Portfolio Manager

                               Mr. Cowart assumed responsibility for the day-to-day investment decisions of the Value Equity Portfolio on August 1, 1999. Prior to
                               that, he served as Managing Director for a major investment advisor since 1990. He has over 20 years of investment experience and is a
                               Chartered Financial Analyst


ING INTERNATIONAL PORTFOLIO
(FORMERLY INTERNATIONAL EQUITY SERIES)


PORTFOLIO MANAGER

ING Investments, LLC ("ING Investments")

INVESTMENT OBJECTIVE

Long-term growth of capital


PRINCIPAL INVESTMENT STRATEGY


Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States. The term equity securities may include common and preferred stocks, warrants, and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade securities.



The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.


The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.


The Portfolio may invest in debt securities and in derivatives, including options and futures contracts, options on futures and forward contracts. The Portfolio may also engage in forward foreign currency contracts, and interest rate futures contracts.



The Portfolio may lend up to one-third of its total assets.


When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:





                                    Call Risk
                              Debt Securities Risk

                                 Derivative Risk

                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                               Market Trends Risk
                                  Maturity Risk
                              Mid-Cap Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the

Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


                     ING INTERNATIONAL ANNUAL TOTAL RETURN*


[BAR-CHART]

2002            -16.28

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the Index.

                           AVERAGE ANNUAL TOTAL RETURN


                                                               12/17/01
                                                  1 YEAR     (INCEPTION)
Class A Shares.................................  (16.28)%    (15.44)%
MSCI EAFE Index................................  (15.94)%    (15.94)%(1)


--------------------------
     BEST QUARTER
--------------------------
Quarter Ended
12/31/02...........  7.59%


-----------------------------
     WORST QUARTER
-----------------------------
Quarter Ended
9/30/02............  (21.06)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on December 12, 2001, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1)  Index return is for the period beginning January 1, 2002.



MORE ON THE PORTFOLIO MANAGER

ING Investments serves as the Portfolio Manager to the Portfolio. ING Investments also serves as an investment adviser to other registered investment companies (or Series thereof), as well as to privately managed accounts.

ING Investments is a registered investment adviser with the SEC. ING Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. As of December 31, 2002, ING managed approximately $32.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.


The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the Portfolio:

       NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
       ----                               ---------------------------------------
Richard T. Saler               Senior Vice President and Director of International Equity
                               Investment Strategy of ING Investments. From 1986 until
                               July 2000, Mr. Saler was Senior Vice President and Director
                               of International Equity Strategy at Lexington Management
                               Corporation ("Lexington"), which was acquired by ING
                               Investments' parent company in July 2000.

Phillip A. Schwartz            Senior Vice President and Director of International Equity
                               Investment Strategy of ING Investments. Prior to joining ING
                               Investments in July 2000, Mr. Schwartz was Senior Vice President and
                               Director of International Equity Investment Strategy at Lexington,
                               which was acquired by ING Investments' parent company in July 2000.
                               Prior to 1993, Mr. Schwartz was a Vice President of European Research
                               Sales with Cheuvreux de Virieu in Paris and New York.

ING JANUS GROWTH AND INCOME PORTFOLIO

(FORMERLY JANUS GROWTH AND INCOME SERIES)


PORTFOLIO MANAGER

Janus Capital Management LLC ("Janus Capital")

INVESTMENT OBJECTIVE

Long-term capital growth and current income


PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.



The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.


The Portfolio Manager may shift assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio Manager may place a greater emphasis on the growth component.

The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.


The income component of the Portfolio is expected to consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


The Portfolio may also invest in:

     -    debt securities

     - foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets) (without limit)

     -    high-yield bonds (up to 35%) of any quality

     -    index/structured securities

     - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

     - securities purchased on a when-issued, delayed delivery or forward commitment basis

     -    illiquid investments (up to 15%)

     -    special situation companies

     - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors


CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds. Cash equivalent investments may include a money market fund managed by the Portfolio Manager.


PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                    Call Risk

                           Convertible Securities risk
                                   Credit Risk
                              Debt Securities risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing risk
                              High-Yield Bond Risk
                                   Income Risk
                               Interest Rate Risk
                                 Liquidity risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                                   Sector Risk
                               Small Company Risk
                             Special Situations Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

               ING JANUS GROWTH AND INCOME - ANNUAL TOTAL RETURN*

[BAR-CHART]

2001        -9.65
2002        -19.53

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.


                          AVERAGE ANNUAL TOTAL RETURN*


                                                               10/2/00
                                                1 YEAR       (INCEPTION)
Class A Shares...............................  (19.53)%      (13.32)%
S&P 500 Index................................  (22.09)%      (18.40)%(1)


-------------------------------
     BEST QUARTER
-------------------------------
Quarter Ended
12/31/01...............  7.24%


---------------------------------
     WORST QUARTER
---------------------------------
Quarter Ended
9/30/02................  (15.28)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.

(1)  Index return is for the period beginning October 1, 2000.


MORE ON THE PORTFOLIO MANAGER



Janus Capital and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2002, Janus Capital managed approximately $ 138 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.



Janus Capital is a majority owned subsidiary of Janus Capital Group Inc. ("JCG") which owns approximately 95% of the outstanding member interests of Janus Capital. JCG is a publicly traded holding company with principal operations in financial asset management businesses.


The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:


     NAME                                POSITION AND RECENT BUSINESS EXPERIENCE
     ----                                ---------------------------------------
David J. Corkins               Vice President and Portfolio Manager of the Portfolio since its inception.


                               Mr. Corkins joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.



ING JANUS SPECIAL EQUITY PORTFOLIO
(FORMERLY SPECIAL SITUATIONS SERIES)

PORTFOLIO MANAGER


Janus Capital Management LLC ("Janus Capital")


INVESTMENT OBJECTIVE

Capital appreciation


PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long- term growth of capital. The Portfolio Manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.


The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.


The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.



CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds. Cash equivalent investments may include a money market fund managed by the Portfolio Manager.



PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                              Debt Securities Risk
                                 Derivative Risk
                              Diversification Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager risk
                             Market and Company Risk
                                  Maturity Risk
                                   Sector Risk
                               Small Company Risk
                             Special Situations Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                ING JANUS SPECIAL EQUITY -- ANNUAL TOTAL RETURN*

[BAR-CHART]

2001                -5.17
2002               -26.06


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.



                          AVERAGE ANNUAL TOTAL RETURN*



                                                             10/2/00
                                                1 YEAR     (INCEPTION)
Class A Shares...............................  (26.06)%    (18.86)%
S&P 500 Index................................  (22.09)%    (18.40)%(1)


--------------------------------
     BEST QUARTER
--------------------------------
Quarter Ended
12/31/01...............    14.62%

-----------------------------------
     WORST QUARTER
-----------------------------------
Quarter Ended
9/30/02................    (20.35)%

* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.

(1)  Index return is for the period beginning October 1, 2000.


MORE ON THE PORTFOLIO MANAGER

Janus Capital Management, LLC and its predecessor firm ("Janus Capital") have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2002, Janus Capital managed approximately $138 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.



Janus Capital is a majority owned subsidiary of Janus Capital Group Inc. ("JCG") and owns approximately 95% of the outstanding member interests of Janus Capital. JCG is a publicly traded holding company with principal operations in financial asset management businesses.


The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

       NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
       ----                            ---------------------------------------
David C. Decker                Vice President and Portfolio Manager of the
                               Portfolio since its inception.

                               Mr. Decker joined Janus Capital in 1992 and has managed
                               various other mutual funds and private accounts since that time. Mr. Decker holds a Master's of Business
                               Administration degree in Finance from the Fuqua School of
                               Business at Duke University and a Bachelor of Arts degree
                               in Economics and Political Science from Tufts University.
                               Mr. Decker has earned the right to use the Chartered
                               Financial Analyst designation.



ING JPMORGAN FLEMING INTERNATIONAL ENHANCED EAFE PORTFOLIO (FORMERLY INTERNATIONAL ENHANCED EAFE SERIES)


PORTFOLIO MANAGER


J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan (London)")


INVESTMENT OBJECTIVE

Total return from long-term capital growth and income


PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio will invest at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the stock markets of the world's developed nations other than the United States. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.



The Portfolio Manager's investment process emphasizes stock selection as the primary source of returns. Although the security selection process varies across different regions, the overall process has several common themes. These may be summarized as: an emphasis on 'bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager completes the process using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.


The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the Portfolio Manager may select from time to time. However, the Portfolio may also invest in companies or governments in developing countries.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio Manager may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The Portfolio Manager will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities denominated in a currency other than the country in which the company is located.

Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities including the following:

     -    Companies or governments in developing countries

     - Investment grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality

     - Debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank

     -    High-quality money market instruments and repurchase agreements

To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements.

Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or currency exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income, gain or currency exposure.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                       Closed-End Investment Company Risk
                           Convertible Securities Risk
                                  Currency Risk
                              Debt Securities Risk
                            Defensive Investing Risk
                              Diversification Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                               Small Company Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER

JPMorgan (London) has been the Portfolio Manager to the Portfolio since its inception. JPMorgan (London) is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Portfolio. JPMorgan (London) is located at 20 Finsbury Street, London EC2Y9AQ. As of December 31, 2002, JPMorgan (London) and its affiliates had approximately $515 billion in assets under management.



The following persons at J.P. Morgan (London) are primarily responsible for the day-to-day investment decisions of the Portfolio:



    NAME                              POSITION AND RECENT BUSINESS EXPERIENCE
    ----                              ---------------------------------------
Peter Harrison                 Managing Director at JPMorgan (London); Head of the
                               Global Portfolios Group.

                               Mr. Harrison has worked at JPMorgan (London) since 1996
                               in a number of portfolio management roles.

James Fisher                   Managing Director at JPMorgan (London); Portfolio
                               Manager of EAFE funds.

                               Mr. Fisher has worked at JPMorgan (London) and its
                               predecessor companies since 1985 in numerous investment
                               roles.

Tim Leask                      Mr. Leask is Vice President and client portfolio manager in the Global Portfolios Group. An employee of JPMorgan and
                               its predecessor companies since January 1997, Mr. Leask
                               was a client portfolio manager in the Global Emerging
                               Markets Portfolio Group and a Managing Director of

                               Fleming Ansa, a Merchant Bank, the Fleming Group's joint
                               venture in Trinidad prior to his present position.



ING JPMORGAN FLEMING SMALL CAP EQUITY PORTFOLIO
(FORMERLY JPMORGAN FLEMING CHASE SMALL CAP EQUITY SERIES)



PORTFOLIO MANAGER

J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMorgan Fleming" (USA))


INVESTMENT OBJECTIVE

Capital growth over the long term


PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalization equal to those within a universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.


The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.

The Portfolio Manager uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Convertible Securities Risk
                                 Derivative Risk
                              Diversification Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                    REIT Risk
                               Small Company Risk
                              Value Investing Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER

JPMorgan Fleming (USA) serves as the portfolio manager to the Portfolio. JPMorgan Fleming (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMorgan Fleming (USA) also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2002, JPMorgan Fleming (USA) and its affiliates had approximately $515 billion in assets under management.



The following persons at JPMorgan Fleming (USA) are primarily responsible for the day-to-day investment decisions of the Portfolio:



   NAME                              POSITION AND RECENT BUSINESS EXPERIENCE
   ----                              ---------------------------------------
Juliet Ellis                   Managing Director and Senior Portfolio Manager

                               Ms. Ellis has worked at JPMorgan Fleming (USA) since
                               1987 as an analyst and portfolio manager.

Hal Clark                      Mr. Clark is a Vice President and Portfolio Manager at
                               JP Morgan Fleming (USA). An employee since 1999, Mr. Clark is responsible for client communications and portfolio
                               analysis. From 2000 to 2001, he was a large-cap Analyst
                               covering the healthcare, software, and consumer sectors.

                               Prior to this, Mr. Clark was an investment banking associate
                               (1999) and an investment banking MBA intern (1998).


ING LIMITED MATURITY BOND PORTFOLIO
(FORMERLY LIMITED MATURITY BOND SERIES)


PORTFOLIO MANAGER

ING Investment Management LLC ("ING Investment Management")

INVESTMENT OBJECTIVE

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

PRINCIPAL INVESTMENT STRATEGY


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less.


The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

     - ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark.

     - YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

     - SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

     - SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the

Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


Various instruments are eligible for investment, including, corporate securities, mortgage-backed securities, asset-backed securities, variable and floating rate securities, debt securities with special features such as puts, or maturity extension arrangements, U.S. treasury securities and U.S. government agency securities, money market securities such as commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements and reverse repurchase agreements, U.S. dollar-denominated foreign securities, shares of other investment companies, futures contracts, options and options on futures contracts, which could be used for hedging the risk of interest rate changes, sovereign debt, (up to 10% of total assets) supranational organizations and real estate investment trusts (REITs).


In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may also lend its securities.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                                    Call Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                                  Mortgage Risk
                                    REIT Risk
                                   Sector Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


              ING LIMITED MATURITY BOUND -- ANNUAL TOTAL RETURN*(1)

[BAR-CHART]

1993                6.04
1994               -1.34
1995               11.55
1996                4.16
1997                6.51
1998                6.70
1999                0.98
2000                7.57
2001                8.68
2002                7.08


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers 1-5 Year U.S. Government Credit Bond Index. The Lehman Brothers 1-5 Year U.S. Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years.



                         AVERAGE ANNUAL TOTAL RETURN*(1)



                                                  1 YEAR         5 YEAR     10 YEAR
Class A Shares..............................       7.08%          6.17%       5.73%
Lehman Brothers 1-5 Year
    U.S. Government/Credit
       Bond Index...........................       8.12%          7.12%       6.62%



---------------------------
     BEST QUARTER
---------------------------
Quarter Ended
9/30/01............   4.15%



-----------------------------
     WORST QUARTER
-----------------------------
Quarter Ended
3/31/94............   (1.08)%

* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) ING Investment Management has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers. The Portfolio commenced operations on January 24, 1989.



MORE ON THE PORTFOLIO MANAGER

ING Investment Management (or investment advisers acquired by ING Investment Management) has managed the Portfolio since August 13, 1996. ING Investment Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients, which, as of December 31, 2002, were valued at approximately $73.5 billion. ING Investment Management is a subsidiary of ING Groep N.V. and is under common control with Directed Services, Inc. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327.


The Portfolio is managed by a team of four investment professionals led by Mr. James B. Kauffman. Mr. Kauffman has been employed by ING Investment Management since 1996 and has over 16 years of investment experience.


ING LIQUID ASSETS PORTFOLIO
(FORMERLY LIQUID ASSET SERIES)


PORTFOLIO MANAGER

ING Investment Management LLC ("ING Investments")

INVESTMENT OBJECTIVE

High level of current income consistent with the preservation of capital and liquidity


PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.


Step One:      The Portfolio Manager actively maintains a formal approved list of high quality companies

Step Two:      Securities of approved list issuers that meet maturity guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment

Step Three:    Eligible securities are reviewed to ensure that an investment in such securities would not cause the Portfolio to exceed its diversification limits

Step Four:     The Portfolio Manager makes yield curve positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates

Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines.

The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

     - QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

     - MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

     - DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

The Portfolio may invest in U.S. dollar-denominated money market instruments including:

     -    U.S. Treasury and U.S. government agency securities

     -    fully collateralized repurchase agreements

     - bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

     -    commercial paper

     -    asset-backed securities

     - variable or floating rate securities, including variable rate demand obligations

     -    short-term corporate debt securities other than commercial paper

     -    U.S. dollar-denominated foreign securities

     -    shares of other investment companies (not to exceed 10%)

     -    credit-linked notes

Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.


The Portfolio may lend up to one-third of its total assets. The Portfolio may also borrow up to 10% of its net assets (up to 25% to meet redemptions).






PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                   Credit Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk


AN INVESTMENT IN THE LIQUID ASSETS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF

YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                   ING LIQUID ASSET -- ANNUAL TOTAL RETURN*(1)

[BAR-CHART]

1993               2.49
1994               3.54
1995               5.35
1996               4.85
1997               4.91
1998               4.89
1999               4.58
2000               5.89
2001               3.69
2002               1.28

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of U.S. Treasury Bills with initial maturities of three months.

                         AVERAGE ANNUAL TOTAL RETURN*(1)



                                       1 YEAR    5 YEAR     10 YEAR
Class A Shares.................         1.28%     4.06%      4.14%
Merrill Lynch 3-Month
 U.S. Treasury Bill
 Index.........................         1.78%     4.48%      4.64%



--------------------------------
     BEST QUARTER
--------------------------------
Quarter Ended
9/30/00...............     1.52%


------------------------------
     WORST QUARTER
------------------------------
Quarter Ended
12/31/02..............     0.27%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced on January 24, 1989, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) ING Investment Management has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers. The Portfolio commenced operations on January 24, 1989.



The Portfolio's 7-day yield as of December 31, 2002 was 1.06%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.



MORE ON THE PORTFOLIO MANAGER

ING Investments (or investment advisers acquired by ING Investments) has managed the Portfolio since August 1996. ING Investments is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients, which, as of December 31, 2002, were valued at approximately $73.5 billion. The address of ING Investments is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327. ING Investment Management is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.






The Portfolio is managed by a team of four investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investments as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.



ING MARSICO GROWTH PORTFOLIO
(FORMERLY GROWTH SERIES)


PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Marsico's investment approach generally combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.






If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. The Portfolio may also invest in:



     -    foreign securities (including in emerging or developing markets)

     -    forward foreign currency contracts, futures and options

     -    debt securities

     -    high-yield bonds (up to 35%) of any quality

     - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors



When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.






PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                              High-Yield Bond Risk
                                  Manager Risk
                             Market and Company Risk
                                   Sector Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks
                                       27
of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                 ING MARSICO GROWTH -- ANNUAL TOTAL RETURN*(1)

[BAR-CHART]

1999                77.86
2000               -22.11
2001               -30.33
2002               -29.67


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.



                         AVERAGE ANNUAL TOTAL RETURN*(1)



                                                                      8/14/98
                                                          1 YEAR     (INCEPTION)
Class A Shares.................................           (29.67)%   (5.58)%
S&P 500 Index..................................           (22.09)%   (4.03)%(2)


-------------------------------------
     BEST QUARTER
-------------------------------------
Quarter Ended
12/31/99....................   41.26%

---------------------------------------
     WORST QUARTER
---------------------------------------
Quarter Ended
3/31/01.....................   (24.25)%

* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.

(1) Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.

(2) Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER

Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets.



The following persons at Marsico are primarily responsible for the day-to-day investment decisions of the Portfolio:


     NAME                             POSITION AND RECENT BUSINESS EXPERIENCE
     ----                             ---------------------------------------
Thomas F. Marsico              Mr. Marsico is the Chairman and Chief Investment
                               Officer of Marsico Capital Management, LLC
                               ("Marsico").

                               He founded Marsico in 1997, and has more than 22 years
                               of investment experience. Mr. Marsico has more than 22
                               years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico
                               served as the portfolio manager of the Janus Twenty
                               Fund from January 31, 1988 through August 11, 1997
                               and served in the same capacity for the Janus Growth
                               and Income Fund from May 31, 1991 (the Fund's
                               inception date) through August 11, 1997.

James A. Hillary               Effective as of the date of this prospectus, James A.
                               Hillary joins Mr. Marsico as co-manager.

                               Mr. Hillary is Portfolio Manager and Senior Analyst
                               with Marsico. He has 14 years of experience as a
                               securities analyst and portfolio manager, and was a
                               founding member of Marsico. Prior to joining Marsico in
                               1997, Mr. Hillary was a portfolio manager at W.H.
                               Reaves, a New Jersey-based money management firm.
                               He holds a bachelor's degree from Rutgers University
                               and a law degree from Fordham.


ING MFS MID CAP GROWTH PORTFOLIO
(FORMERLY MID-CAP GROWTH SERIES)


PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.


The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of the Portfolio's investment. The Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2002, the top of the Russell MidCap Growth Index was approximately $13.2 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

The Portfolio may invest up to 20% of net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds

The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                              Debt Securities Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               OTC Investment Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


                 ING MFS MID CAP GROWTH -- ANNUAL TOTAL RETURN*


[BAR-CHART]

1999                78.78
2000                 8.02
2001               -23.73
2002               -48.88

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index and Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.


                         AVERAGE ANNUAL TOTAL RETURN*(1)




                                                                 8/14/98
                                                    1 YEAR     (INCEPTION)
Class A Shares*................................     (48.88)%   (3.03)%
Russell Midcap Growth Index....................     (27.41)%   (3.56)%(1)
Russell 2000 Index.............................     (20.48)%   (0.72)%(1)


-----------------------------------
           BEST QUARTER
-----------------------------------
Quarter Ended
12/31/99..............       41.23%

-------------------------------------
          WORST QUARTER
-------------------------------------
Quarter Ended
6/30/02................      (35.85)%

* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


(1)  Index return is for the period beginning August 1, 1998.






MORE ON THE PORTFOLIO MANAGER



MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since 1995 and 2000, respectively.

Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.


ING MFS RESEARCH PORTFOLIO
(FORMERLY RESEARCH SERIES)


PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Long-term growth of capital and future income

PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.



A team of equity research analysts selects portfolio securities for the Portfolio. This team includes investment analysts employed by the Portfolio Manager and its affiliates. The team allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.


The Portfolio may invest up to 20% of net assets in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio may also invest up to 10% of net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

The Portfolio may also loan securities.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.





PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                               OTC Investment Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[BAR CHART]

                    ING MFS RESEARCH -- ANNUAL TOTAL RETURN*

1999             24.01
2000             -4.68
2001            -21.58
2002             24.98


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell Midcap Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index.



                          AVERAGE ANNUAL TOTAL RETURN*



                                                       8/14/98
                                          1 YEAR     (INCEPTION)
Class A Shares........................    (24.98)%      (5.07)%
S&P 500 Index.........................    (22.09)%      (4.03)%(1)
Russell Midcap Index..................    (16.19)%       1.60%(1)


----------------------------------
            BEST QUARTER
----------------------------------
Quarter Ended
12/31/99..................  21.66%


----------------------------------
            WORST QUARTER
----------------------------------
Quarter Ended
9/30/01.................  (19.61)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.

(1)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER



MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of equity analysts.


ING MFS TOTAL RETURN PORTFOLIO
(FORMERLY TOTAL RETURN SERIES)


PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")


INVESTMENT OBJECTIVE



Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.



PRINCIPAL INVESTMENT STRATEGY



The Portfolio is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:



     - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.



     - at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.


The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.

EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:

     -    a decline in the market

     -    poor economic conditions

     - developments that have affected or may affect the issuer of the securities or the issuer's industry

     -    the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     -    a fixed income stream

     - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:


     - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities,


     - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

     - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                                 Allocation Risk
                                    Call Risk
                           Convertible Securities Risk
                                   Credit Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              High-Yield Bond Risk
                                   Income Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                                  Mortgage Risk
                                   Sector Risk
                           Undervalued Securities Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


[BAR CHART]

                  ING MFS TOTAL RETURN -- ANNUAL TOTAL RETURN*

1999                              3.22
2000                             16.33
2001                              0.34
2002                             -5.24

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

                          AVERAGE ANNUAL TOTAL RETURN*



                                                       8/14/98
                                          1 YEAR     (INCEPTION)
Class A Shares*....................       (5.24)%       4.64%
S&P 500 Index......................      (22.09)%      (4.03)%(1)


--------------------------------
          BEST QUARTER
--------------------------------
Quarter Ended
9/30/00........             7.23%


-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
9/30/02.......            (8.36)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.

(1)  Index return is for the period beginning August 1, 1998.





MORE ON THE PORTFOLIO MANAGER



MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc., (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of portfolio managers at MFS.


ING PIMCO CORE BOND PORTFOLIO
(FORMERLY CORE BOND SERIES)


PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Maximum total return, consistent with preservation of capital and prudent investment management.


PRINCIPAL INVESTMENT STRATEGY



The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.



The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including Convertible, securities, preferred stock, corporate commercial paper, Yankees and Euros; mortgaged-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; and money-market instruments.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                  Currency Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              High Yield Bond Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

[BAR CHART]

                 ING PIMCO CORE BOND -- ANNUAL TOTAL RETURN*(1)

1999                             -8.76
2000                              0.79
2001                              2.31
2002                              8.51


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index.



                         AVERAGE ANNUAL TOTAL RETURN(1)*




                                                               8/14/98
                                            1 YEAR           (INCEPTION)
Class A Shares*.........................     8.51%               2.24%
Lehman Brothers Aggregate Bond Index....    10.25%               7.59%(2)


-----------------------------------------
              BEST QUARTER
-----------------------------------------
Quarter Ended
9/30/01...........................  5.75%

-----------------------------------------
              WORST QUARTER
-----------------------------------------
Quarter Ended
3/31/99..........................  (5.05)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


(1) PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

(2)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER



PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.



PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.


A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO, manages the Core Bond Portfolio. The portfolio management team develops and implements investment strategy for the Portfolio.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These estimated expenses are based on the expenses paid by the Portfolios in the year 2002 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.


Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.


                                 CLASS A SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                                   FEE
                                     DISTRIBUTION                                   TOTAL          WAIVER/     TOTAL NET
                                       (12b-1)     SHAREHOLDER       OTHER        OPERATING       EXPENSE      OPERATING
                   MANAGEMENT FEE      FEE (2)     SERVICES FEE    EXPENSES(3)     EXPENSES    REIMBURSEMENT   EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Eagle Asset
Value Equity            0.69%           0.25%          0.25%          0.01%         1.20%          0.10%         1.10%(6)
-------------------------------------------------------------------------------------------------------------------------
International           1.00%           0.25%          0.25%          0.01%         1.51%          0.10%         1.41%
-------------------------------------------------------------------------------------------------------------------------
Janus Growth and
Income                  0.85%           0.25%          0.25%          0.01%         1.36%          0.10%         1.26%(6)
-------------------------------------------------------------------------------------------------------------------------
Janus Special
Equity                  0.85%           0.25%          0.25%          0.01%         1.36%          0.10%         1.26%(6)
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
JPMorgan Fleming
Int'l Enhanced
EAFE                    1.00%           0.25%          0.25%          0.01%(4)      1.51%          0.10%         1.41%
---------------------------------------------------------------------------------------------------------------------
JPMorgan Fleming
Small Cap Equity        0.90%           0.25%          0.25%          0.01%(4)      1.41%          0.10%         1.31%(6)
---------------------------------------------------------------------------------------------------------------------
Limited Maturity
Bond                    0.27%           0.25%          0.25%          0.01%         0.78%          0.10%         0.68%
---------------------------------------------------------------------------------------------------------------------
Liquid Assets           0.27%           0.25%          0.25%          0.01%         0.78%          0.10%         0.68%
---------------------------------------------------------------------------------------------------------------------
Marsico Growth          0.78%           0.25%          0.25%          0.01%         1.29%          0.10%         1.19%(6)
---------------------------------------------------------------------------------------------------------------------
MFS Mid Cap
Growth                  0.64%(5)        0.25%          0.25%          0.02%         1.16%          0.10%         1.06%(6)
---------------------------------------------------------------------------------------------------------------------
MFS Research            0.64%(5)        0.25%          0.25%          0.02%         1.16%          0.10%         1.06%(6)
---------------------------------------------------------------------------------------------------------------------
MFS Total Return        0.64%(5)        0.25%          0.25%          0.02%         1.16%          0.10%         1.06%(6)
---------------------------------------------------------------------------------------------------------------------
PIMCO Core Bond         0.66%           0.25%          0.25%          0.02%         1.18%          0.10%         1.08%
---------------------------------------------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class A shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

(2) Directed Services, Inc. ("DSI") has agreed to waive 0.10% of the distribution fee for Class A shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least December 31, 2003. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


(4) "Other Expenses" for the JPMorgan Fleming International Enhanced EAFE Portfolio and JPMorgan Fleming Small Cap Equity Portfolio are estimated because they did not have a full calendar year of operations as of December 31, 2002.



(5) DSI has voluntarily agreed to waive a portion of its management fee for the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios. Including these waivers, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2002, would have been 1.05%, 1.05% and 1.05% respectively. This arrangement may be discontinued by DSI at any time.



(6) A portion of the brokerage commissions that the Eagle Asset Value Equity, Janus Growth and Income, Janus Special Equity, JPMorgan Fleming Small Cap Equity, Marsico Growth, MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions and the MFS Management Voluntary Fee Waiver, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2002 would have been 1.08%, 1.21%, 1.25%, 1.29%, 1.05%, 0.95%, 0.96%, and 1.03%, respectively.
This arrangement may be discontinued at any time.


EXAMPLE This example is intended to help you compare the cost of investing in Class A of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class A operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
                                     1 Year               3 Years               5 Years              10 Years
-------------------------------------------------------------------------------------------------------------
Eagle Asset Value Equity              $112                  $371                 $650                 $1446
------------------------------------------------------------------------------------------------------------
International                         $144                  $467                 $814                 $1793
------------------------------------------------------------------------------------------------------------
Janus Growth and Income               $128                  $421                 $735                 $1626
------------------------------------------------------------------------------------------------------------
Janus Special Equity                  $128                  $421                 $735                 $1626
------------------------------------------------------------------------------------------------------------
JPMorgan Fleming Int'l
Enhanced EAFE                         $144                  $467                 $814                 $1793
------------------------------------------------------------------------------------------------------------
JPMorgan Fleming Small Cap
Equity                                $133                  $436                 $762                 $1682
------------------------------------------------------------------------------------------------------------
Limited Maturity Bond                 $ 69                  $239                 $423                 $ 957
------------------------------------------------------------------------------------------------------------
Liquid Assets                         $ 69                  $239                 $423                 $ 957
------------------------------------------------------------------------------------------------------------
Marsico Growth                        $121                  $399                 $698                 $1548
------------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth                    $108                  $359                 $629                 $1400
------------------------------------------------------------------------------------------------------------
MFS Research                          $108                  $359                 $629                 $1400
------------------------------------------------------------------------------------------------------------
MFS Total Return                      $108                  $359                 $629                 $1400
------------------------------------------------------------------------------------------------------------
PIMCO Core Bond                       $110                  $365                 $639                 $1423
------------------------------------------------------------------------------------------------------------


                           SUMMARY OF PRINCIPAL RISKS


THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTIONS OF THE PORTFOLIOS AND ARE DESCRIBED IN THIS SECTION. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.



ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance.



ALLOCATION RISK. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.


CLOSED-END INVESTMENT COMPANY RISK. When a Portfolio invests in closed-end investment companies, the Portfolio indirectly pays a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.



CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.


Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.


DERIVATIVE RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.



DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940
Act), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.


EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.


HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.


INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.



MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.



MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.



MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a Portfolio invests.


MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.


OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


To the extent that a Portfolio invests significantly in one geographic region or country, a Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.



REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a portfolio that has securities representing a broader range of investments.



SHORT SALES RISK. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.


SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not produce the anticipated result.



UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.



VALUE INVESTING RISK. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.


                                MORE INFORMATION


PERCENTAGE AND RATING LIMITATION



Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



A WORD ABOUT PORTFOLIO DIVERSITY



Each Portfolio in this Prospectus, unless specifically noted under the portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under a Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS



The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website: http://www.sec.gov.



NON-FUNDAMENTAL INVESTMENT POLICIES



Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.



INDEPENDENT AUDITORS

Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.



ADMINISTRATIVE SERVICES

In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.



The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the portfolio managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.



DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.



PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASS OF SHARES


Effective May 1, 2002, the Trust's shares were classified into Adviser Class (Class A), Institutional Class (Class I), and Service Class (Class S) shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only Class A shares are offered by this Prospectus.



RULE 12b-1 DISTRIBUTION FEES

The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Class A shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, as the Distributor, to pay or reimburse certain distribution-related expenses. DSI has agreed to waive 0.10% of the distribution fee for Class A shares. The expense waiver will continue through at least December 31, 2003, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future. Because these fees are paid out of the Portfolio's assets on an on going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:


(a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;

(b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;

(c)  holding seminars and sales meetings designed to promote Trust shares;

(d) obtaining information and providing explanations to variable contract owners or other investors regarding a portfolio's investment objectives and policies and other information about the Trust and the portfolios including the performance of the portfolio's Class A Shares;

(e)  training sales personnel regarding the Trust

(f) compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and


(g) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the portfolios' Class A Shares.

SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class A shares of each Portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class A shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the portfolios and delivering portfolio documents. Under the Agreement, each portfolio makes payments to DSI at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class A shares.

Effective August 1, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for those Portfolios that commenced operations prior to May 1, 2002 was reduced by 0.25%, the same amount as the new service fee.


                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER


Directed Services, Inc. ("DSI"), A New York corporation, is the adviser to the Trust. As of December 31, 2002, DSI managed approximately $9.9 billion in registered investment company assets. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer.



DSI, subject to the supervision of the Board of Trustees of the Trust, (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.



DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.


ADVISORY FEE


The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).


MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

---------------------------------------------------------------------------------
                                            FEE PAID TO ADVISER DURING 2002
              PORTFOLIO                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------
Eagle Asset Value Equity                                0.69%
International                                           1.00%
Janus Growth and Income                                 0.85%
Janus Special Equity                                    0.85%
JPMorgan Fleming Int'l Enhanced EAFE***                 1.00%
JPMorgan Fleming Small Cap Equity***                    0.90%
Limited Maturity Bond                                   0.27%
Liquid Assets                                           0.27%
Marsico Growth*                                         0.78%
MFS Mid Cap Growth**                                    0.63%
MFS Research **                                         0.63%
MFS Total Return**                                      0.64%
PIMCO Core Bond                                         0.66%
-------------------------------------------------------------------------------



* DSI voluntarily waived 0.05% of its management fee for the Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2002.



** For the year ended December 31, 2002, DSI voluntarily Waived a portion of its management fee for the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios equal to .01% for each MFS Portfolio.



***  Annualized


     DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.

                                   SHARE PRICE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


The Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.

                             TAXES AND DISTRIBUTIONS


Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares annually, except that net investment income of the ING Liquid Assets Portfolio is declared as a dividend daily and paid monthly and ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.



Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.



Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.



The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.


                              FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the portfolio's operations). Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernest & Young, LLP, independent auditors, whose report, along with a Portfolio's financial statements, are included in the annual report, which is available upon request.



Because the Class A shares of the Limited Maturity Bond Portfolio had not commenced operations as of the date of this Prospectus, audited financial highlights are not available.

 ING EAGLE ASSET VALUE EQUITY PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $ 13.25
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                         0.03
Net realized and unrealized loss on investments              (0.38)
                                                           -------
Total from investment operations                             (0.35)
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.08)
                                                           -------
Net asset value, end of year                               $ 12.82
==================================================================
Total return                                                 (2.65)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   117
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                    1.10%+
   After directed brokerage reimbursement                     1.08%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement                    0.81%+
   After directed brokerage reimbursement                     0.83%+
Portfolio turnover rate                                         41%
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING INTERNATIONAL PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $  7.10
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)
Net realized and unrealized loss on investments
     and foreign currencies                                  (0.14)
                                                           -------
Total from investment operations                             (0.15)
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.03)
Distributions from capital gains                             (0.02)
                                                           -------
Total distributions                                          (0.05)
                                                           -------
Net asset value, end of year                               $  6.90
==================================================================
Total return                                                 (2.11)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   264
Ratio of operating expenses to average net assets             1.41%+
Ratio of net investment loss to average net assets           (0.27)%+
Portfolio turnover rate                                        115%
------------------------------------------------------------------

*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING JANUS GROWTH AND INCOME PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $  7.36
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                         0.01
Net realized and unrealized loss on investments
     and foreign currencies                                  (0.13)
                                                           -------
Total from investment operations                             (0.12)
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.02)
                                                           -------
Net asset value, end of year                               $  7.22
==================================================================
Total return                                                 (1.65)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   597
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                    1.26%+
   After directed brokerage reimbursement                     1.21%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement                    0.44%+
   After directed brokerage reimbursement                     0.49%+
Portfolio turnover rate                                         50%
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING JANUS SPECIAL EQUITY PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $  6.42
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)
Net realized and unrealized loss on investments              (0.16)
                                                           -------
Total from investment operations                             (0.17)
                                                           -------
Net asset value, end of year                               $  6.25
==================================================================
Total return                                                 (2.65)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $    65
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                    1.26%+
   After directed brokerage reimbursement                     1.25%+
Ratio of net investment loss to average net assets:
   Before directed brokerage reimbursement                   (0.75)%+
   After directed brokerage reimbursement                    (0.74)%+
Portfolio turnover rate                                         54%
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


ING JP MORGAN FLEMING INTERNATIONAL ENHANCED EAFE PORTFOLIO



---------------------------------------------------------------------
                                                             YEAR
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.00
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)
Net realized and unrealized loss
on investments and foreign currencies                        (0.24)
                                                           -------
Total from investment operations                             (0.25)
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.01)
                                                           -------
Net asset value, end of period                             $  8.30
==================================================================
Total return                                                 (2.92)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $   174
Ratio of operating expenses to average net assets             1.41%+
Ratio of net investment loss to average net assets           (0.32)%+
Portfolio turnover rate                                         23%
------------------------------------------------------------------



*    The Portfolio commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING JP MORGAN FLEMING SMALL CAP EQUITY PORTFOLIO



---------------------------------------------------------------------
                                                             YEAR
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.00
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)
Net realized and unrealized loss on investments              (0.30)
                                                           -------
Total from investment operations                             (0.31)
                                                           -------
Net asset value, end of period                             $  7.92
==================================================================
Total return                                                 (3.77)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $   521
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                    1.31%+
   After directed brokerage reimbursement                     1.29%+
Ratio of net investment loss to average net assets:
   Before directed brokerage reimbursement                   (0.57)%+
   After directed brokerage reimbursement                    (0.55)%+
Portfolio turnover rate                                         15%
------------------------------------------------------------------



*    The Portfolio commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

LIQUID ASSETS PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $  1.00
                                                           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.003
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.003)
                                                           -------
Net asset value, end of year                               $  1.00
==================================================================
Total return                                                  0.35%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $ 1,810
Ratio of operating expenses to average net assets             0.67%+
Ratio of net investment income to average net assets          1.09%+
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MARSICO GROWTH PORTFOLIO**


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $  9.81
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)
Net realized and unrealized loss on investments
     and foreign currencies                                  (0.09)
                                                           -------
Total from investment operations                             (0.10)
                                                           -------
Net asset value, end of year                               $  9.71
==================================================================
Total return                                                 (1.02)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   102
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                    1.21%+
   After directed brokerage reimbursement                     1.05%+
Ratio of net investment loss to average net assets:
   Before directed brokerage reimbursement                   (0.59)%+
   After directed brokerage reimbursement                    (0.43)%+
Portfolio turnover rate                                        186%
------------------------------------------------------------------



*    Commenced operations on September 9, 2002.



**   Since December 14, 2002, Marsico Capital Management LLC has served as
Portfolio Manager for the Portfolio. Prior to that date, the Portfolio had been advised by other Portfolio Managers .


+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MFS MID CAP GROWTH PORTFOLIO



---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $  7.36
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)
Net realized and unrealized loss on investments
     and foreign currencies                                  (0.09)
                                                           -------
Total from investment operations                             (0.10)
                                                           -------
Net asset value, end of year                               $  7.26
==================================================================
Total return                                                 (1.36)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   559
Ratio of operating expenses to average net assets:
   Before directed brokerage and sub-advisory
      expense reimbursement                                   1.06%+
   After directed brokerage and sub-advisory
      expense reimbursement                                   0.95%+
Ratio of net investment loss to average net assets:
   Before directed brokerage and sub-advisory
      expense reimbursement                                  (0.41)%+
   After directed brokerage and sub-advisory
      expense reimbursement                                  (0.30)%+
Portfolio turnover rate                                        163%
------------------------------------------------------------------



*    Commenced operations on September 9, 2002.


+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MFS RESEARCH PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $ 12.20
                                                           -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                         0.03
Net realized and unrealized loss on investments
     and foreign currencies                                  (0.21)
                                                           -------
Total from investment operations                             (0.18)
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.04)
                                                           -------
Net asset value, end of year                               $ 11.98
==================================================================
Total return                                                 (1.45)%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $   336
Ratio of operating expenses to average net assets:
   Before directed brokerage and sub-advisory
      expense reimbursement                                   1.06%+
   After directed brokerage and sub-advisory
      expense reimbursement                                   0.96%+
Ratio of net investment income to average net assets:
   Before directed brokerage and sub-advisory
      expense reimbursement                                   0.75%+
   After directed brokerage and sub-advisory
      expense reimbursement                                   0.85%+
 Portfolio turnover rate                                       109%
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MFS TOTAL RETURN PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $ 14.97
                                                           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.12
Net realized and unrealized gain on investments
     and foreign currencies                                   0.07
                                                           -------
Total from investment operations                              0.19
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.32)
Distributions from capital gains                             (0.02)
                                                           -------
Total distributions                                          (0.34)
                                                           -------
Net asset value, end of year                               $ 14.82
==================================================================
Total return                                                  1.22%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   966
Ratio of operating expenses to average net assets:
   Before directed brokerage and sub-advisory
      expense reimbursement                                   1.06%+
   After directed brokerage and sub-advisory
      expense reimbursement                                   1.03%+
Ratio of net investment income to average net assets:
   Before directed brokerage and sub-advisory
      expense reimbursement                                   2.56%+
   After directed brokerage and sub-advisory
      expense reimbursement                                   2.59%+
Portfolio turnover rate                                         81%
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING PIMCO CORE BOND PORTFOLIO


---------------------------------------------------------------------
                                                            PERIOD
                                                             ENDED
---------------------------------------------------------------------
                                                           12/31/02*#
---------------------------------------------------------------------
Net asset value, beginning of year                         $ 10.33
                                                           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.10
Net realized and unrealized gain on investments
     and foreign currencies                                   0.20
                                                           -------
Total from investment operations                              0.30
                                                           -------
LESS DISTRIBUTIONS:
Dividends from net investment income                         (0.15)
Distributions from capital gains                             (0.08)
                                                           -------
Total distributions                                          (0.23)
                                                           -------
Net asset value, end of year                               $ 10.40
==================================================================
Total return                                                  2.94%++
==================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $ 1,002
Ratio of operating expenses to average net assets             1.03%+
Ratio of net investment income to average net assets          3.21%+
Portfolio turnover rate                                        605%
------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.



Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year.



To obtain a free copy of these documents or to make inquiries about the portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona or call (800) 366-0066.



Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



THE ING INVESTORS TRUST TRUSTEES


Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein




Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer

[ING LOGO]

SEC File No. 811-5629

ING INVESTORS TRUST

(FORMERLY THE GCG TRUST)

PROSPECTUS
MAY 1, 2003


ADVISER CLASS


                     BALANCED FUNDS
                       ING T. Rowe Price Capital Appreciation Portfolio ING UBS U.S. Balanced Portfolio

                     STOCK FUNDS

                       ING AIM Mid Cap Growth Portfolio
                       ING Alliance Mid Cap Growth Portfolio
                       ING Capital Guardian Large Cap Value Portfolio ING Capital Guardian Small Cap Portfolio
                       ING FMR(SM) Diversified Mid Cap Portfolio
                       ING Goldman Sachs Internet Tollkeeper(SM)
                       ING Hard Assets Portfolio
                       ING Jennison Equity Opportunities Portfolio
                       ING Mercury Focus Value Portfolio
                       ING Mercury Fundamental Growth Portfolio
                       ING Salomon Brothers All Cap Portfolio
                       ING Salomon Brothers Investors Portfolio
                       ING T. Rowe Price Equity Income Portfolio
                       ING Van Kampen Equity Growth Portfolio
                       ING Van Kampen Growth and Income Portfolio
                       ING Van Kampen Real Estate Portfolio

                       INTERNATIONAL/GLOBAL
                       ING Capital Guardian Managed Global Portfolio ING Developing World Portfolio
                       ING Van Kampen Global Franchise Portfolio

                     Goldman Sachs Internet Tollkeeper(SM) is a service mark of Goldman Sachs & Co.

NOT ALL PORTFOLIOS MAY BE AVAILABLE
IN ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

                                                      [ING INVESTORS TRUST LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                               TABLE OF CONTENTS

IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO A PORTFOLIO OF THE TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."


                                                PAGE
INTRODUCTION
ING Investors Trust.........................     1
Investment Adviser..........................     1
Portfolios and Portfolio Managers...........     1
Class of Shares.............................     1
Investing through your Variable Contract
    or Qualified Plan.......................     1
Why Reading this Prospectus is Important....     1

DESCRIPTION OF THE PORTFOLIOS
    ING AIM Mid Cap Growth..................     2
    ING Alliance Mid Cap Growth.............     5
    ING Capital Guardian Large Cap..........     8
    ING Capital Guardian Managed Global.....    11
    ING Capital Guardian Small Cap..........    14
    ING Developing World....................    17
    ING FMR(SM) Diversified Mid Cap.........    21
    ING Goldman Sachs Internet
       Tollkeeper(SM).......................    24
    ING Hard Assets.........................    28
    ING Jennison Equity Opportunities.......    31
    ING Mercury Focus Value.................    34
    ING Mercury Fundamental Growth..........    37
    ING Salomon Brothers All Cap............    39
    ING Salomon Brothers Investors..........    42
    ING T. Rowe Price Capital Appreciation..    45
    ING T. Rowe Price Equity Income.........    49
    ING UBS U.S. Balanced...................    52
    ING Van Kampen Equity Growth............    55
    ING Van Kampen Global Franchise.........    56
    ING Van Kampen Growth and Income........    58
    ING Van Kampen Real Estate..............    60

PORTFOLIO FEES AND EXPENSES.................    63

SUMMARY OF PRINCIPAL RISKS..................    65

MORE INFORMATION
    Percentage and Rating Limitations.......    70
    A Word about Portfolio Diversity........    70
    Additional Information about the
       Portfolios...........................    70
    Non-Fundamental Investment Policies.....    70
    Temporary Defensive Positions...........    70
    Independent Auditors....................    71
    Administrative Services.................    71
    Portfolio Distribution..................    71
    Class of Shares
      Rule 12b-1 Distribution Fees..........    72
      Service Fees..........................    72

 OVERALL MANAGEMENT OF THE TRUST
     The Adviser............................    73
     Advisory Fee...........................    73

 SHARE PRICE................................    74
 TAXES AND DISTRIBUTIONS....................    74
 FINANCIAL HIGHLIGHTS.......................    75
 TO OBTAIN MORE INFORMATION.................    Back
 ING INVESTORS TRUST TRUSTEES...............    Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION

ING INVESTORS TRUST

The ING Investors Trust (the "Trust") is an open-end management investment company. The Trust is a group of mutual funds (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.



INVESTMENT ADVISER

Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.



PORTFOLIOS AND PORTFOLIO MANAGERS

ING AIM Mid Cap Growth Portfolio -- A I M Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio -- Alliance Capital Management L.P.
ING Capital Guardian Large Cap Value Portfolio -- Capital Guardian Trust Company ING Capital Guardian Managed Global Portfolio -- Capital Guardian Trust Company ING Capital Guardian Small Cap Portfolio -- Capital Guardian Trust Company
ING Developing World Portfolio -- Baring International Investment Limited
ING FMR(SM) Diversified Mid Cap Portfolio -- Fidelity Management & Research Company
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio -- Goldman Sachs Asset Management, L.P.
ING Hard Assets Portfolio -- Baring International Investment Limited
ING Jennison Equity Opportunities Portfolio -- Jennison Associates LLC
ING Mercury Focus Value Portfolio -- Mercury Advisors
ING Mercury Fundamental Growth Portfolio -- Mercury Advisors
ING Salomon Brothers All Cap Portfolio -- Salomon Brothers Asset Management Inc. ING Salomon Brothers Investors Portfolio -- Salomon Brothers Asset Management Inc.
ING T. Rowe Price Capital Appreciation Portfolio -- T. Rowe Price Associates,
Inc.
ING T. Rowe Price Equity Income Portfolio -- T. Rowe Price Associates, Inc.
ING UBS U.S. Balanced Portfolio -- UBS Global Asset Management (Americas)
Inc.
ING Van Kampen Equity Growth Portfolio -- Van Kampen
ING Van Kampen Global Franchise Portfolio -- Van Kampen
ING Van Kampen Growth and Income Portfolio -- Van Kampen
ING Van Kampen Real Estate Portfolio -- Van Kampen



CLASS OF SHARES

Pursuant to a multiple class plan, each Portfolio offers three classes of shares. This prospectus relates only to the Adviser Class (Class A shares). For more information about share classes, please refer to the section of this prospectus entitled "Class of Shares."



INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN



Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and CONTRACT OR variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates.



WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, strategy, and risks of each of the Portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this prospectus for future reference.

ING AIM MID CAP GROWTH PORTFOLIO
(FORMERLY STRATEGIC EQUITY SERIES)


PORTFOLIO MANAGER

A I M Capital Management, Inc. ("AIM Capital")

INVESTMENT OBJECTIVE

Capital appreciation


PRINCIPAL INVESTMENT STRATEGY

The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of mid-capitalization companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as debt securities and synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000(R) Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.


The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth. The portfolio managers consider whether to sell a particular security when any of those factors materially change.


The Portfolio may also loan up to 33 1/3% of its total assets.


In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Portfolio may not achieve its investment objective.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING AIM MID CAP GROWTH -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1996          19.21
1997          22.98
1998           0.69
1999          56.01
2000         -12.58
2001         -21.29
2002         -31.79

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                     1 YEAR     5 YEAR      10/2/95
                                                          (INCEPTION)
Class A Shares..................    (31.79)%    (5.91)%     1.12%
Russell Midcap Growth Index.....    (27.41)%    (1.82)%     4.10%(2)


---------------------------------
           BEST QUARTER
---------------------------------
Quarter Ended
12/31/99............       39.14%

-----------------------------------
            WORST QUARTER
-----------------------------------
Quarter Ended
9/30/01..............      (30.69)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced on October 2, 1995, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) AIM Capital has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.



(2)  Index return is for the period beginning October 1, 1995.



MORE ON THE PORTFOLIO MANAGERS

AIM Capital has managed the Portfolio since March 1, 1999. AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2002, AIM Capital and its immediate parent, AIM Advisors, Inc., managed approximately $124 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Karl Farmer         Portfolio Manager

                    Mr. Farmer has been associated with AIM Capital and its affiliates since 1998. Prior to 1998, Mr. Farmer spent six years as a pension actuary with William M. Mercer, Inc., focusing on retirement plans and other benefit programs.

Jay K. Rushin       Portfolio Manager

                    Mr. Rushin has been associated with AIM Capital [and/or its affiliates] -from 1998 to the present and 1994 to 1996.
                    During the period of 1996 to 1998, Mr. Rushin worked as an associate equity analyst at Prudential Securities.

ING ALLIANCE MID CAP GROWTH PORTFOLIO

(FORMERLY CAPITAL GROWTH SERIES)


PORTFOLIO MANAGER

Alliance Capital Management L.P. ("Alliance Capital")

INVESTMENT OBJECTIVE

Long-term total return


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of middle capitalization companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control


The Portfolio also may:

- write exchange-traded covered call options on up to 25% of its total assets;

- make secured loans on portfolio securities of up to 25% of its total assets;

- enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and


- enter into futures contracts on securities indexes and options on such contracts futures.


PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                           Convertible Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                   Sector Risk
                             Securities Lending Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING ALLIANCE MID CAP GROWTH -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1999          25.37
2000         -17.24
2001         -13.86
2002         -30.14


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

                         AVERAGE ANNUAL TOTAL RETURN*(1)


                                                                8/14/98
                                                  1 YEAR      (INCEPTION)
Class A Shares*..............................    (30.14)%     (8.20)%
Russell Midcap Growth Index..................    (27.41)%     (3.56)%(2)

---------------------------------
           BEST QUARTER
---------------------------------
Quarter Ended
12/31/99............       25.03%

-----------------------------------
            WORST QUARTER
-----------------------------------
Quarter Ended
9/30/01............        (26.25)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) Alliance Capital has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(2)  Index return is for the period beginning August 1, 1998.

MORE ON THE PORTFOLIO MANAGER


Alliance Capital is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $289 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.



Alliance Capital, a registered investment adviser, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2002, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2002, AXA Financial, together with certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and 54.6% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA, an international financial services company.


The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                POSITION AND RECENT BUSINESS EXPERIENCE
----                ---------------------------------------
Catherine Wood      Senior Vice President and Portfolio Manager, Alliance
                    Capital, and Chief Investment Officer, Regent Investor
                    Services, a division of Alliance Capital.

                    Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital
                    Management where she was a General Partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a Director and Portfolio Manager, Equity Research Analyst and Chief
                    Economist.

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO

(FORMERLY LARGE CAP VALUE SERIES)


PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term growth of capital and income

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.


In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents. The Portfolio may also engage in hedging transactions including, put and call options on securities, financial futures contracts, including stock index futures, and interest rate and currency.


The Portfolio may also lend up to 33 1/3% of its total assets.



PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Derivative Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING CAPITAL GUARDIAN LARGE CAP VALUE -- ANNUAL TOTAL RETURN*

[BAR CHART]

2001         -3.76
2002         -23.90


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.


                          AVERAGE ANNUAL TOTAL RETURN *


                                                           2/1/00
                                             1 YEAR      (INCEPTION)
Class A Shares.........................     (23.90)%     (8.13)%
S&P 500 Index..........................     (22.09)%     (13.41)%


----------------------------------
           BEST QUARTER
----------------------------------
Quarter Ended
12/31/01..............      16.89%

-----------------------------------
           WORST QUARTER
-----------------------------------
Quarter Ended
9/30/02...............     (19.51)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 2, 2000, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.

MORE ON THE PORTFOLIO MANAGER



Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $105.4 billion in assets as of December 31, 2002.



The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:



NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Karen A. Miller          Ms. Miller is a Senior Vice President and Director of
                         Capital International Research, Inc., with portfolio
                         management responsibilities for Capital Guardian Trust
                         Company. She joined the Capital Guardian Organization
                         in 1990 where she served in various portfolio
                         management positions.

Michael R. Ericksen      Mr. Ericksen is a Senior Vice President and Portfolio
                         Manager. He joined the Capital Guardian organization in
                         1987 where he served in various capacities.

David Fisher             Mr. Fisher is Chairman of the Board of Capital Guardian
                         Group International, Inc. and Capital Guardian. He
                         joined the Capital Guardian organization in 1969 where
                         he served in various portfolio management positions.

Theodore Samuels         Mr. Samuels is a Senior Vice President and Director for
                         Capital Guardian, as well as a Director of Capital
                         International Research, Inc. He joined the Capital
                         Guardian organization in 1981 where he served in
                         various portfolio management positions.

Eugene P. Stein          Mr. Stein is Executive Vice President, a Director, a
                         portfolio manager, and Chairman of the Investment
                         Committee for Capital Guardian. He joined the Capital
                         Guardian organization in 1972 where he served in
                         various portfolio manager positions.

Terry Berkemeier         Mr. Berkemeier is a Vice President of Capital
                         International Research, Inc. with U.S. equity portfolio
                         management responsibility in Capital Guardian. He
                         joined the Capital Guardian organization in 1992.

Alan J. Wilson           Mr. Wilson is an Executive Vice President and U.S.
                         Research Director for Capital International Research,
                         Inc. (CIRI). He is also an investment analyst for CIRI
                         with portfolio management responsibilities,
                         specializing in U.S. oil services and household
                         products. He also serves as Vice President and a
                         Director of Capital Guardian Trust Company. Prior to
                         joining the organization in 1991, Mr. Wilson was a
                         consultant with the Texas Eastern Corporation.

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
(FORMERLY MANAGED GLOBAL SERIES)


PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Capital appreciation. Current income is only an incidental consideration.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.


In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.

The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

The Portfolio may write covered put and call options on securities and indexes, purchase and sell futures contracts, and enter into foreign currency transactions. The Portfolio may also engage in short sales (up to 25% of total assets) and borrow up to 10% of total assets (up to 25% to meet redemptions).


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                                 Derivative Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                                Short Sales Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING CAPITAL GUARDIAN MANAGED GLOBAL -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1993           6.43
1994         -13.34
1995           7.40
1996          12.10
1997          12.00
1998          29.12
1999          63.06
2000         -14.69
2001         -12.04
2002         -20.30

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country World Free Index"). The MSCI All Country World Free Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

                         AVERAGE ANNUAL TOTAL RETURN*(1)



                               1 YEAR      5 YEAR    10 YEAR
Class A Shares.............   (20.30)%     4.72%      4.59%
MSCI All Country
    World Free Index.......   (18.98)%    (1.94)%     6.34%


---------------------------------
            WORST QUARTER
---------------------------------
Quarter Ended
12/31/99..............     47.63%

-----------------------------------
            BEST QUARTER
-----------------------------------
Quarter Ended
9/30/02...............     (20.03)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 21, 1992, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they were offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) Capital Guardian has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.



MORE ON THE PORTFOLIO MANAGER

Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $105.4 billion in assets as of December 31, 2002.



The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
David I. Fisher          Mr. Fisher is Chairman of the Board of Capital Group
                         International, Inc. with portfolio management
                         responsibilities for Capital Guardian Trust Company,
                         and he joined the Capital Guardian Trust organization
                         in 1969.

Eugene P. Stein          Mr. Stein is an Executive Vice President of Capital
                         Guardian Trust Company, and joined the Capital Guardian
                         Trust Company organization in 1972.

Christopher A. Reed      Mr. Reed is a Vice President of Capital International
                         Research, Inc. with portfolio management
                         responsibilities for Capital Guardian Trust Company,
                         and joined the Capital Guardian Trust Company
                         organization in 1993.

Michael R. Erickson      Mr. Erickson is a Senior Vice President and portfolio
                         manager for Capital Guardian Trust Company, and joined
                         the Capital Guardian Trust Company organization in
                         1986.

Richard N. Havas         Mr. Havas is a Senior Vice President and a portfolio
                         manager with research responsibilities for the Capital
                         Guardian Trust Company, and joined the Capital Guardian
                         Trust Company organization in 1985.

Nancy J. Kyle            Ms. Kyle is a Senior Vice President of Capital Guardian
                         Trust Company, and joined the Capital Guardian Trust
                         Company organization in 1990.

Lionel M. Sauvage        Mr. Sauvage is a Senior Vice President of Capital
                         Guardian Trust Company, and joined the Capital Guardian
                         Trust Company organization in 1986.

Nilly Sikorsky           Ms. Sikorsky is Chairman of Capital International S.A.
                         Vice Chairman of Capital International Limited, a
                         Director of the Capital Group Companies, Inc. and
                         Managing Director- Europe of Capital Group
                         International, Inc. She is a Portfolio Manager and
                         joined Capital Guardian Trust Company in 1962.

Rudolf M. Staehelin      Mr. Staehelin is a Senior Vice President and Director
                         of Capital International Research, Inc. with portfolio
                         management responsibilities for Capital Guardian Trust
                         Company, and joined the Capital Guardian Trust Company
                         organization in 1981.



ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
(FORMERLY CAPITAL GUARDIAN SMALL CAP SERIES)


PORTFOLIO MANAGER

Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT OBJECTIVE

Long-term capital appreciation


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies. The Portfolio Manager considers small cap companies to be companies that have total market capitalization within the range of companies included in the:



     -   Russell 2000(R) Index


     -   Standard & Poor's SmallCap 600 Index


Both indexes are broad indexes of small capitalization stocks. As of December 31, 2002, the range of the market capitalizations of companies included in the Russell 2000(R) Index was $8 million to $2.4 billion, the range of the market capitalizations of companies included in the S&P SmallCap 600 Index was $39 million to $2.7 billion, and the combined range was $8 million to $2.7 billion. The Portfolio may invest up to 20% of its assets in companies outside this combined range, measured at the time of investment.


Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.


The Portfolio may engage in derivatives, including interest rate and securities index futures contracts and options on such futures contracts. The Portfolio may also enter into currency-related transactions including, currency futures and forward contracts and options on currencies.


The Portfolio may also enter into short sales, lend its securities and borrow up to 10% of its net assets (up to 25% to meet redemptions).



The Portfolio may also invest a portion of its assets in money market instruments and repurchase agreements. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                 Derivative Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               OTC Investment Risk
                               Small Company Risk
                                Short Sales Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING CAPITAL GUARDIAN SMALL CAP--ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1996          19.92
1997          10.15
1998          20.80
1999          50.38
2000         -18.29
2001          -1.71
2002         -25.54


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000(R) Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000(R) Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.



                         AVERAGE ANNUAL TOTAL RETURN*(1)



                                                         1/3/96
                                  1 YEAR     5 YEAR     (INCEPTION)
Class A Shares................   (25.54)%     1.67%       5.30%
Russell 2000(R) Index.........   (20.48)%    (1.36)%      4.17%(2)
S&P SmallCap
   600 Index..................   (14.63)%     2.44%       8.04%(2)


---------------------------------
           BEST QUARTER
---------------------------------
Quarter Ended
12/31/99..............     33.85%

---------------------------------
           WORST QUARTER
---------------------------------
Quarter Ended
9/30/01...............     (25.92)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 3, 1996, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) Capital Guardian has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.


(2)  Index return is for the period beginning January 1, 1996.


MORE ON THE PORTFOLIO MANAGER

Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed $105.4 billion in assets as of December 31, 2002.



The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Michael R. Ericksen      Mr. Ericksen is a Senior Vice President and portfolio
                         manager for Capital Guardian Trust Company, and joined
                         the Capital Guardian Trust organization in 1986.

James S. Kang            Mr. Kang is a Vice President for Capital International
                         Research, Inc. with research and portfolio management
                         responsibilities with Capital Guardian Trust Company,
                         and joined the Capital Guardian Trust Company
                         organization in 1987.

Robert G. Kirby          Mr. Kirby is a Chairman Emeritus and a portfolio
                         manager of Capital Guardian Trust Company, and was a
                         founding officer of the Capital Guardian Trust Company
                         organization in 1968.

Karen A. Miller          Ms. Miller is a Senior Vice President and Director of
                         Capital International Research, Inc. with portfolio
                         management responsibilities for Capital Guardian Trust
                         Company, and joined the Capital Guardian Trust Company
                         organization in 1990.

Lawrence R. Solomon      Mr. Solomon is a Senior Vice President and Director of
                         Capital International Research, Inc. with portfolio
                         management responsibilities for Capital Guardian Trust
                         Company, and joined the Capital Guardian Trust Company
                         organization in 1984.

Kathryn M. Peters        Ms. Peters is a Vice President and U.S. Small
                         Capitalization Equity portfolio manager for Capital
                         International Research, Inc. Prior to joining the
                         organization in 2001, Ms. Peters was a portfolio
                         manager and principal with Montgomery Asset Management,
                         LLC. At Montgomery she managed small cap institutional
                         accounts and a small cap mutual fund. Before joining
                         Montgomery, Ms. Peters worked for Donaldson, Lufkin &
                         Jenrette where she processed investment banking
                         transactions including equity and high yield offerings.
                         Prior to that, she analyzed mezzanine investments for
                         Barclays de Zoete Wedd and worked in the leveraged
                         buy-out group of Marine Midland Bank.



ING DEVELOPING WORLD PORTFOLIO
(FORMERLY DEVELOPING WORLD SERIES)


PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Capital appreciation


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six emerging market countries with no more than 35% of its assets in any one country, measured at the time of investment. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the

International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:


LATIN AMERICA          ASIA           EUROPE            MIDDLE EAST
Argentina              Bangladesh     Croatia           Africa
Brazil                 China          Czech Republic    Egypt
Chile                  Hong Kong*     Estonia           Ghana
Colombia               India          Hungary           Israel
Costa Rica             Indonesia      Poland            Ivory Coast
Jamaica                Korea          Russia            Jordan
Mexico                 Malaysia       Turkey            Kenya
Peru                   Pakistan                         Morocco
Trinidad and Tobago    Philippines                      Nigeria
Uruguay                Sri Lanka                        South Africa
Venezuela              Taiwan                           Tunisia
                       Thailand                         Zimbabwe
                       Vietnam

* Includes Chinese companies that are quoted on the Hong Kong Stock Exchange.


Other countries may be recognized as emerging market countries, including countries that meet the International Finance Corporation definition of an emerging market country (those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita), countries included in the Morgan Stanley Emerging Markets Free Index and other countries that satisfy the definition of an emerging market country that are not currently included in the Index.


The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

The Portfolio Manager's investment process seeks to deliver superior risk-adjusted returns by evaluating key investment drivers at both the country and company level.


As a result of in-depth research into the key drivers of emerging market performance, the Portfolio Manager has defined a disciplined investment framework consisting of five critical drivers -- Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regards to growth, the Portfolio Manager focuses on the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level. It is the structured fundamental research that drives both the country and company selection decision making.



Equity securities in which the Portfolio invests are primarily common stocks, and can include preferred stocks and American and Global Depositary Receipts but may also include other types of equity and equity derivative securities. The Portfolio may invest a portion of its assets in debt securities and cash equivalents, invest in securities of other investment companies, and invest 10% in debt securities rated below investment-grade.



The Portfolio may engage in derivatives. The Portfolio may purchase and write put and call options on securities, currencies and stock market indexes. The Portfolio may also engage in swaps, futures contracts and related options and may enter into forward currency contracts (up to 33 1/3% of its total assets).

The Portfolio may also lend up to 30% of its net assets and borrow up to 33 1/3% of its net assets.


PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                              High-Yield Bond Risk
                                  Manager Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING DEVELOPING WORLD -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1999          61.42
2000         -33.89
2001          -5.39
2002         -10.84

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index"). The MSCI Emerging Markets Free Index is an unmanaged index that is comprised of equity securities in emerging markets.



                        AVERAGE ANNUAL TOTAL RETURN*(1)



                                               2/18/98
                                  1 YEAR     (INCEPTION)
Class A Shares................   (10.84)%    (8.10)%
MSCI Emerging Markets
      Free Index..............    (6.00)%    (5.08)%(2)


---------------------------------
           BEST QUARTER
---------------------------------
Quarter Ended
12/31/99..............     31.45%


---------------------------------
           WORST QUARTER
---------------------------------
Quarter Ended
9/30/01...............    (22.83)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 18, 1998, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) Baring International has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


(2)  Index return is for the period beginning February 1, 1998.

MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.


Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.


The Portfolio is managed by a team of 18 investment professionals.

The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Kate Munday              Investment Manager

                         Ms. Munday is the Global Head of the Emerging Markets
                         Equity Investment team and has been an investment professional with Baring International and its ING affiliates since 1993 and has 16 years of investment experience.

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
(FORMERLY DIVERSIFIED MID CAP SERIES)


PORTFOLIO MANAGER

Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks. The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.


Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell MidCap(R) Index or the Standard & Poor's MidCap 400 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.


The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. The sector allocation of the Portfolio normally is within a close range of the sector allocation of its benchmark index.


The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Portfolio Manager invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                              Value Investing Risk


In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING FMR DIVERSIFIED MID-CAP - ANNUAL TOTAL RETURN*

[BAR CHART]

2001          -6.78
2002         -19.46

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap(R) Index. The Russell MidCap(R) Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000(R) Index contains the 1,000 largest companies in the United States.



                         AVERAGE ANNUAL TOTAL RETURN*



                                              10/2/00
                                  1 YEAR    (INCEPTION)
Class A Shares................   (19.46)%   (12.33)%
Russell MidCap(R) Index.......   (16.19)%   (11.35)%(1)


----------------------------------
           WORST QUARTER
----------------------------------
Quarter Ended
12/31/01..............      18.49%


-----------------------------------
           BEST QUARTER
-----------------------------------
Quarter Ended
9/30/02...............     (18.72)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


(1)  Index return is for the period beginning October 1, 2000.

MORE ON THE PORTFOLIO MANAGER

FMR has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

As of December 31, 2002, FMR and its wholly owned subsidiaries had approximately $888 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Robert L. MacDonald      Senior Vice President of FMR and Portfolio Manager.

                         Mr. MacDonald has been employed by FMR since 1985 and has been a portfolio manager since 1987.

ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO

(FORMERLY INTERNET TOLLKEEPER(SM) SERIES)


PORTFOLIO MANAGER


Goldman Sachs Asset Management, L.P. ("GSAM")


INVESTMENT OBJECTIVE

Long-term growth of capital


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and internet sectors, which provide access, infrastructure, content and services to internet companies and internet users. In general, the Portfolio Manager defines a tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that tollkeeper companies may increase revenue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Portfolio Manager does not define companies that merely have an Internet site or sell some products over the internet as Internet Tollkeepers although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Internet Tollkeepers.


Examples of Internet Tollkeeper companies may include:

     - Access providers that enable individuals and businesses to connect to the internet through, for example, cable systems or the telephone network;

     - Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the internet;

     - Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by internet companies, and/or copyright owners that stand to benefit from having new distribution channels;

     - Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for internet businesses.

Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" internet mutual funds.

The Portfolio may participate significantly in the initial public offering ("IPO") market. The Portfolio may also invest up to 20% of its total assets in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Portfolio Manager believes exhibit a sustainable business model.

The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, and warrants and rights, although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies. The Portfolio may maintain a portion of its assets in debt securities, asset-backed securities and cash equivalents. The Portfolio may invest up to 10% of its total assets in high-yield debt securities. The Portfolio may also invest in foreign currency hedging purchase and sale transactions, write covered put and call options on securities or securities indexes, enter into financial futures contracts or options on such contracts and sell portfolio securities short.

The Portfolio Manager may temporarily change its usual strategies if it believes economic conditions make it necessary to try to protect the Portfolio from potential loss. In this case, the Portfolio may invest more significantly in U.S. government securities, repurchase agreements collateralized by U.S. government securities, CD's, bankers acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a remaining maturity of less than one year, which may prevent the Portfolio from achieving its investment goal.

The Portfolio may change any of these investment policies (including its objective) without shareholder approval.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                   Credit Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                               Interest Rate Risk
                                  Internet Risk
                                    IPO Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                              Price Volatility Risk
                                   Sector Risk
                                Short Sales Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.



The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) - ANNUAL TOTAL RETURN*


[BAR CHART]

2002         -38.19


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broadly based market indices - the Standard & Poor's 500 Index ("S&P 500 Index"), the NASDAQ Composite Index and the Goldman Sachs Internet Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies.



                          AVERAGE ANNUAL TOTAL RETURN*



                                              5/1/01
                                  1 YEAR    (INCEPTION)
Class A Shares................   (38.19)%    (36.01)%
S&P 500 Index.................   (22.09)%    (18.93)%
NASDAQ Composite Index........   (31.53)%    (24.07)%
Goldman Sachs Internet Index..   (28.83)%    (31.50)%


---------------------------------
           BEST QUARTER
---------------------------------
Quarter Ended
12/31/01..............     23.58%


---------------------------------
           WORST QUARTER
---------------------------------
Quarter Ended
9/30/01...............     (36.42)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on May 1, 2001, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



MORE ON THE PORTFOLIO MANAGER



Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs & Co., ("Goldman Sachs") served as the Portfolio's Portfolio Manager. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio. As of December 31, 2002, Goldman Sachs, along with units of IMD, had assets under management of approximately $329.6 billion. The address of GSAM is 32 Old Slip, New York, New York 10005.

The Portfolio is managed by a team of portfolio managers at GSAM. The following persons are primarily responsible for the day-to-day investment decisions of the
Portfolio:


NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
----                     ---------------------------------------
Steven M. Barry          Mr. Barry is a managing director, co-chief investment
                         officer and senior portfolio manager of GSAM. He joined
                         GSAM as a portfolio manager in 1999. From 1988 to 1999,
                         Mr. Barry was a portfolio manager at Alliance Capital
                         Management.

Kenneth T. Berents       Mr. Berents is a managing director, co-chairman of the
                         investment committee and senior portfolio manager of
                         GSAM. He joined GSAM as a portfolio manager in 2000.
                         From 1992 to 1999, Mr. Berents was Director of Research
                         and head of the Investment Committee at Wheat First
                         Union.

Herbert E. Ehlers        Mr. Ehlers is a managing director, chief investment
                         officer, and senior portfolio manager of GSAM. He
                         joined GSAM in 1997. From 1981 to 1997, Mr. Ehlers was
                         the chief investment officer and chairman of Liberty
                         Investment Management, Inc. ("Liberty"), and its
                         predecessor firm, Eagle Asset Management ("Eagle").

Gregory H. Ekizian       Mr. Ekizian is a managing director, co-chief investment
                         officer and senior portfolio manager of GSAM. He joined
                         GSAM as a portfolio manager and co-chair of the growth
                         investment committee in 1997. From 1990 to 1997, Mr.
                         Ekizian was a portfolio manager at Liberty and its
                         predecessor firm, Eagle.

Scott Kolar              Mr. Kolar is a vice president and a portfolio manager
                         of GSAM. He joined GSAM as an equity analyst in 1997
                         and became a portfolio manager in 1999. From 1994 to
                         1997, Mr. Kolar was an equity analyst and information
                         systems specialist at Liberty.

Wilson K. Magee, Jr.     Mr. Magee joined GSAM as a portfolio manager in 2003.
                         From 1997 to 2002, he was a portfolio manager for
                         Grantham Mayo Van Otterloo & Co.

Ernest C. Segundo, Jr.   Mr. Segundo is a vice president, co-chairman of the
                         investment committee and senior portfolio manager of
                         GSAM. He joined GSAM as a portfolio manager in 1997.
                         From 1992 to 1997, Mr. Segundo was a portfolio manager
                         at Liberty and its predecessor firm, Eagle.

Andrew F. Pyne           Mr. Pyne is a managing director and senior portfolio
                         manager of GSAM. He joined GSAM as a product manager in
                         1997 and became a portfolio manager in August 2001.
                         From 1992 to 1997, Mr. Pyne was a product manager at
                         Van Kampen Investments.

Mark Sharran             Mark Sharran joined GSAM as an equity analyst in 1999
                         and became a portfolio manager in 2002. From 1997 to
                         1999, he was an equity research analyst at Salomon
                         Smith Barney.

David G. Shell           Mr. Shell is a managing director, co-chief investment
                         officer and senior portfolio manager of GSAM. He joined
                         GSAM as a portfolio manager in 1997. From 1987 to 1997,
                         Mr. Shell was a portfolio manager at Liberty and its
                         predecessor firm, Eagle.


ING HARD ASSETS PORTFOLIO


(FORMERLY HARD ASSETS SERIES)


PORTFOLIO MANAGER

Baring International Investment Limited ("Baring International")

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities.


Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests can include common and preferred stocks and American and Global Depositary Receipts but also include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:


     -   precious metals

     -   ferrous and non-ferrous metals

     -   integrated oil

     -   gas/other hydrocarbons

     -   forest products

     -   agricultural commodities

     -   other basic materials that can be priced by a market

The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

The Portfolio also may invest in:

     -   securities of foreign issuers, including up to 35% in South Africa

     -   companies not engaged in natural resources/hard asset activities

     -   investment-grade corporate debt

     -   U.S. government or foreign obligations

     -   money market instruments

     -   repurchase agreements

     - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country

     -    derivatives


The Portfolio may also invest directly in commodities, including gold bullion and coins. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:


     -   common stock                      -   direct equity interests in trusts

     -   preferred stock                   -   joint ventures

     -   rights                            -   "partly paid" securities

     -   warrants                          -   partnerships

     -   "when-issued" securities          -   restricted securities

The Portfolio may also engage in short sales (up to 25% of net assets).

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.

PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk

                          Borrowing and Leveraging Risk

                              Debt Securities Risk
                                 Derivative Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                                 Hard Asset Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                               OTC Investment Risk
                     Restricted and Illiquid Securities Risk
                                   Sector Risk
                                Short Sales Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

The Portfolio invests at least 80% of its assets in the equities of producers of commodities.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING HARD ASSETS - ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1993              49.71
1994               2.38
1995              10.52
1996              32.97
1997               6.06
1998             -29.69
1999              23.17
2000              -4.87
2001             -12.25
2002               0.65


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indexes - the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 2000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 2000(R) Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                1 YEAR     5 YEAR   10 YEAR
Class A Shares..............     0.65%    (6.16)%    5.68%
S&P 500 Index...............   (22.09)%   (0.58)%    9.34%
Russell 2000(R) Index.......   (20.48)%   (1.36)%    7.15%



--------------------------------------
             BEST QUARTER
--------------------------------------
Quarter Ended
12/31/93....................    21.75%



---------------------------------------
             WORST QUARTER
---------------------------------------
Quarter Ended
9/30/98.....................   (19.04)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) Baring International has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


MORE ON THE PORTFOLIO MANAGER

Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.

Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.

The following person at Baring International is primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
John Payne                     Investment Manager

                               Mr. Payne has been an investment professional with Baring
                               International and its ING affiliates since 1993 and has 16 years of investment experience.



ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY EQUITY OPPORTUNITY SERIES)


PORTFOLIO MANAGER

Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE

Long-term capital growth

                    DESCRIPTION OF THE PORTFOLIOS (CONTINUED)


PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.


The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.

The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:

     -    Industry cycle turns;

     -    Corporate restructuring;

     -    New product development;

     -    Management focus on increasing shareholder value;

     -    Improving balance sheets and cash flow.

The Portfolio Manager usually sells or reduces a particular security when it believes:

     -    a stock's long-term price objective has been achieved

     -    a more attractive security has been identified;

     -    the reward to risk relationship of a stock is no longer favorable;

     -    negative industry and/or company fundamentals have developed.

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.

The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.


The Portfolio may also loan up to 33 1/3% of its total assets.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                              Value Investing Risk
                                    REIT Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING JENNISON EQUITY OPPORTUNITIES -- ANNUAL TOTAL RETURN*(1)


[BAR CHART]

1993               8.15
1994              -1.74
1995              29.96
1996              20.08
1997              28.76
1998              12.51
1999              24.45
2000             -15.35
2001             -13.11
2002             -29.36


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.

                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                1 YEAR      5 YEAR     10 YEAR
Class A Shares.............    (29.36)%    (6.16)%      4.50%
S&P 500 Index..............    (22.09)%    (0.58)%      9.34%


--------------------------------------
             BEST QUARTER
--------------------------------------
Quarter Ended
12/31/99...................     17.46%


---------------------------------------
             WORST QUARTER
---------------------------------------
Quarter Ended
6/30/02....................    (18.41)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on May 4, 1992, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) Jennison has managed the Portfolio since July 31, 2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.


MORE ON THE PORTFOLIO MANAGER

Jennison is a registered investment adviser and wholly owned subsidiary of Prudential Investment Management, Inc. ("PIM") located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIM is a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which is a wholly-owned subsidiary of Prudential Financial, Inc. The address of Jennison is 466 Lexington Avenue, New York, New York 10017. As of December 31, 2002, Jennison managed approximately $48 billion in assets.

The following persons at Jennison are primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Mark G. DeFranco               Senior Vice President of Jennison

                               Mr. DeFranco has been associated with Jennison since 1998.
                               Prior to joining Jennison, he served as an analyst and
                               portfolio manager with Pomboy Capital, as an analyst at
                               Comstock Partners and as a member of the equity research
                               sales division of Salomon Brothers.

Brian M. Gillott               Senior Vice President of Jennison

                               Prior to joining Jennison in 1998, Mr. Gillott served as an analyst with Soros Fund Management and as an analyst at
                               Goldman Sachs & Co.


ING MERCURY FOCUS VALUE PORTFOLIO


(FORMERLY FOCUS VALUE SERIES)


PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY



The Portfolio tries to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities that the Portfolio Manager believes are undervalued relative to its assessment of the current or prospective condition other issuer.


The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:

     -    depressed earnings

     -    special competition

     -    product obsolescence

     -    relatively low price-to-earnings and price-to-book ratios

     -    stock out of favor

The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

Although not principal strategies, the Portfolio may also use the following investment strategies:

The Portfolio may invest in fixed income securities, including, high yield debt securities that are rated below investment grade, commonly called "junk bonds."

The Portfolio may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.


The Portfolio may also loan up to 33 1/3% of its total assets.


PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                           Borrowing and Leverage Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk

                              High-Yield Bond Risk

                                  Manager Risk

                             Market and Company Risk

                     Restricted and Illiquid Securities Risk

                               Sovereign Debt Risk


                           Undervalued Securities Risk

                              Value Investing Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for Portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.


MORE ON THE PORTFOLIO MANAGER

Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."

FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002.

The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Robert J. Martorelli           Senior Portfolio Manager

                               Mr. Martorelli joined Mercury Advisors in 1985 as a Fund
                               Analyst and has served as a Portfolio Manager since 1986.

Kevin Rendino                  Senior Portfolio Manager

                               Mr. Rendino joined Mercury Advisors in 1990 as a Research
                               Associate and was subsequently named Senior Analyst
                               before becoming a Portfolio Manager.

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO

(FORMERLY FUNDAMENTAL GROWTH FOCUS SERIES)


PORTFOLIO MANAGER

Mercury Advisors

INVESTMENT OBJECTIVE

Long-term growth of capital





PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests in a diversified portfolio consisting primarily of common stocks. The Portfolio will generally invest at least 65% of its total assets in the following equity securities: common stock, convertible preferred stock, securities convertible into common stock and rights and warrants to subscribe to common stock.


In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth.

Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include: above-average growth rates in sales, improvement in its profit margin, providing proprietary or niche products or services, leading market share and strong industry growth.

The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization (currently approximately $2 billion or more).

The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign companies. The Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs. The Portfolio may also engage in derivatives for hedging purposes and lend portfolio securities.

The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.








PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                           Convertible Securities Risk
                              Debt Securities Risk


                             Foreign Investment Risk
                              Growth Investing Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Unsponsored Depositary Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.







MORE ON THE PORTFOLIO MANAGER



Fund Asset Management L.P. ("FAM") serves as the portfolio manager to the Portfolio. FAM does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Mercury Advisors."


FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002.

The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
Lawrence R. Fuller             Managing Director and Senior Portfolio Manager of Mercury
                               Advisors since 1997. From 1992-1997, Mr. Fuller served as
                               a Vice President of Mercury Advisors.

Thomas Burke, CFA              Director and Associate Portfolio Manager of Mercury
                               Advisors since 1993.

ING SALOMON BROTHERS ALL CAP PORTFOLIO

(FORMERLY ALL CAP SERIES)


PORTFOLIO MANAGER



Salomon Brothers Asset Management Inc. ("SaBAM")






INVESTMENT OBJECTIVE



Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential.



PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.





The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Portfolio Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

When evaluating an individual stock, the Portfolio Manager looks for:

     -    Low market valuations measured by its valuation models.

     -    Positive changes in earnings prospects because of factors such as:

               *    New, improved or unique products and services;

               *    New or rapidly expanding markets for the company's products;

               *    New management;

               * Changes in the economic, financial, regulatory or political environment particularly affecting the company;

               *    Effective research, product development and marketing; and

               *    A business strategy not yet recognized by the marketplace.

The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                           Convertible Securities Risk

                                 Derivative Risk

                              Diversification Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING SALOMON BROTHERS ALL CAP -- ANNUAL TOTAL RETURN*

[BAR CHART]

2001       1.76
2002     -25.68

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                          AVERAGE ANNUAL TOTAL RETURN*

                                              2/1/00
                                1 YEAR     (INCEPTION)
Class A Shares.............    (25.68)%      (4.03)%
Russell 3000 Index.........    (21.54)%     (12.87)%

--------------------------------------
             BEST QUARTER
--------------------------------------
Quarter Ended
12/31/02...................     12.88%

---------------------------------------
             WORST QUARTER
---------------------------------------
Quarter Ended
9/30/02....................    (21.68)%


     * The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 1, 2000, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


MORE ON THE PORTFOLIO MANAGER


SaBAM is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM was registered as a U.S. investment adviser in 1989. As of December 31, 2002, SaBAM managed approximately $34.2 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 399 Park Avenue, New York, New York 10022. Additionally, the firm maintains investment management offices in

Frankfurt, London, Hong Kong and Tokyo.

The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                                 POSITION AND RECENT BUSINESS EXPERIENCE
----                                 ---------------------------------------
John G. Goode                        Managing Director, SaBAM

                                     Mr. Goode has been employed by Citigroup Inc. or its
                                     predecessor firms since 1969.

Peter J. Hable                       Managing Director, SaBAM

                                     Mr. Hable has been employed by Citigroup Inc. and its
                                     predecessor firms since 1983.

ING SALOMON BROTHERS INVESTORS PORTFOLIO

(FORMERLY INVESTORS SERIES)


PORTFOLIO MANAGER

Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT OBJECTIVE

Long-term growth of capital. Current income is a secondary objective.








PRINCIPAL INVESTMENT STRATEGY



The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio invests in income producing securities such as debt securities.


The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

In selecting individual companies for investment, the Portfolio Manager looks for the following:

     -    Long-term history of performance

     -    Competitive market position

     -    Competitive products and services

     -    Strong cash flow

     -    High return on equity

     -    Strong financial condition

     -    Experienced and effective management

     -    Global scope

Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

     -    Operating characteristics               -    Financial character

     -    Quality of management                   -    Valuation

Only companies that pass the Portfolio Manager's strict in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals. From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.


The Portfolio may invest a portion of its assets in debts securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.






PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                   Credit Risk
                              Debt Securities Risk
                              Growth Investing Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                   Sector Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING SALOMON BROTHERS INVESTORS - ANNUAL TOTAL RETURN*

[BAR CHART]

2001        -4.41
2002        -23.10


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.


                          AVERAGE ANNUAL TOTAL RETURN*


                                                             2/1/00
                                                1 YEAR     (INCEPTION)
Class A Shares...............................  (23.10)%      (5.91)%
S&P 500 Index................................  (22.09)%     (13.41)%


---------------------------------------------
                BEST QUARTER
---------------------------------------------
 Quarter Ended
 12/31/02.....................         11.97%

----------------------------------------------
                WORST QUARTER
----------------------------------------------
Quarter Ended
9/30/02.......................        (21.21)%


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on February 1, 2000, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


MORE ON THE PORTFOLIO MANAGER


SaBAM is a full-service, global investment management organization and is wholly owned by Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. SaBAM has been registered as a U.S. investment advisor since 1989. As of December 31, 2002, SaBAM managed approximately $34.2 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 399 Park Avenue, New York, New York 10022. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong Kong and Tokyo.


The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

NAME                           POSITION AND RECENT BUSINESS EXPERIENCE
----                           ---------------------------------------
John Cunningham                Senior Portfolio Manager and Managing Director

                               Mr. Cunningham joined SaBAM in 1995 and has thirteen years experience in the industry. Prior to becoming a Portfolio Manager,
                               Mr. Cunningham was an investment banker in the Global Power Group at Salomon Brothers Inc. Mr. Cunningham has served in various investment management positions during his tenure at SaBAM.

Mark McAllister                Director and Equity Analyst with SaBAM

                               Executive Vice President and Portfolio Manager at JLW
                               Capital Management Inc. from March 1998 to May 1999. Prior to March 1998, Mr. McAllister was a Vice President and
                               Equity Analyst at Cohen & Steers Capital Management.


ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
(FORMERLY FULLY MANAGED SERIES)


PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk




PRINCIPAL INVESTMENT STRATEGY


The Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The Portfolio may invest up to 25% of its assets in foreign equity securities.





The Portfolio's common stocks generally fall into one of two categories:

     - the larger category is composed of long-term core holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors;

     - the smaller category is composed of opportunistic investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

The Portfolio may invest up to 25% of its net assets in foreign equity securities. The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.

Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

     (1) shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price

     (2)  U.S. government obligations

     (3) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

     (4) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency

     (5)  repurchase agreements

The Portfolio may lend its securities and may also borrow securities.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                                 Allocation Risk
                                   Credit Risk
                           Convertible Securities Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                              Value Investing Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING T. ROWE PRICE CAPITAL APPRECIATION -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1993            7.43
1994           -7.41
1995           20.62
1996           16.19
1997           15.10
1998            5.73
1999            6.76
2000           21.79
2001            9.76
2002            0.33


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Government/Corporate Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.


                         AVERAGE ANNUAL TOTAL RETURN*(1)


                              1 YEAR    5 YEAR     10 YEAR
Class A Shares............     0.33%     8.65%      9.28%
S&P 500 Index.............   (22.09)%   (0.58)%     9.34%
Lehman Brothers
   Government/Corporate
 Bond Index                   11.04%     7.62%      7.61%
   60% S&P 500/40%
   Lehman Index...........    (8.84)%    2.70%      8.65%



---------------------------------------------
                BEST QUARTER
---------------------------------------------
Quarter Ended
6/30/99........................        10.73%



----------------------------------------------
                WORST QUARTER
----------------------------------------------
Quarter Ended
9/30/02........................        (7.55)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) T. Rowe Price has managed the Portfolio since January 1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager.


MORE ON THE PORTFOLIO MANAGER

T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2002, the firm and its affiliates managed over $140.6 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.


ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
(FORMERLY EQUITY INCOME SERIES)


PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE

Substantial dividend income as well as long-term growth of capital


PRINCIPAL INVESTMENT STRATEGY



The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.





The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

In selecting investments, the Portfolio Manager generally looks for companies with the following:

         -        an established operating history

         -        above-average dividend yield relative to the S&P 500

         -        low price/earnings ratio relative to the S&P 500

         - a sound balance sheet and other positive financial characteristics

         - low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises


While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price.


The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other circumstance that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk

The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING T. ROWE PRICE EQUITY INCOME - ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1993             10.16
1994             -1.33
1995             18.75
1996              8.61
1997             17.26
1998              8.10
1999             -0.87
2000             12.76
2001              1.21
2002            -13.32


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.


                         AVERAGE ANNUAL TOTAL RETURN*(1)

                           1 YEAR      5 YEAR      10 YEAR
Class A Shares........    (13.32)%      1.17%       5.79%
S&P 500 Index.........    (22.09)%     (0.58)%      9.34%


------------------------------
           BEST QUARTER
------------------------------
Quarter Ended
12/31/02...........      9.04%



---------------------------------
          WORST QUARTER
---------------------------------
Quarter Ended
9/30/02.............     (17.48)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.



(1) T. Rowe Price has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.


MORE ON THE PORTFOLIO MANAGER

T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, a publicly held financial services holding company. As of December 31, 2002, the firm and its affiliates managed over $ 140.6 billion in assets. The address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.

ING UBS U.S. BALANCED PORTFOLIO
(FORMERLY ASSET ALLOCATION GROWTH SERIES)


PORTFOLIO MANAGER

UBS Global Asset Management (Americas) Inc. ("UBS")

INVESTMENT OBJECTIVE


Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.





PRINCIPAL INVESTMENT STRATEGY


The Portfolio Manager allocates the Portfolio's assets among the following classes, or types of investments: stocks, bonds, and short-term money market debt obligations. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.


The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. Within the equity portion of the Portfolio, the Portfolio Manager selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

In selecting fixed income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year, and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Portfolio Manager.

The Portfolio Manager's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

PORTFOLIO TURNOVER

The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                 Allocation Risk
                                    Call Risk
                                   Credit Risk
                                 Derivative Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk

In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING UBS U.S. BALANCED -- ANNUAL TOTAL RETURN*(1)


[BAR CHART]

2001             -6.66
2002            -14.90


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire 5000 Index and the Lehman U.S. Aggregate Bond Index. The Wilshire 5000 Index is an unmanaged index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year.






                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                                            10/2/00
                                                1 YEAR    (INCEPTION)
Class A Shares...............................  (14.90)%    (12.17)%
Wilshire 5000 Index..........................  (20.86)%    (18.42)%
Lehman U.S. Aggregate Bond Index.............   10.25%      10.27%
70% Wilshire 5000/30% Lehman Index...........  (12.05)%    (10.25)%

----------------------------
        BEST QUARTER
----------------------------
Quarter Ended
12/31/01........       6.86%

-------------------------------
         WORST QUARTER
-------------------------------
Quarter Ended
9/30/02.........       (11.06)%

(1) UBS has managed the Portfolio since May 1, 2003. Performance prior to this date is attributable to a different portfolio manager.


* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


MORE ON THE PORTFOLIO MANAGER

UBS is the Portfolio Manager. UBS is a registered investment adviser located at One North Wacker Drive, Chicago Illinois 60606. As of December 31, 2002, UBS had approximately $34 billion in assets under management.

UBS is an indirect wholly owned subsidiary of UBS AG ("UBS AG"), and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

Investment decisions for the Portfolio are made by an investment management team at UBS.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
(FORMERLY EQUITY GROWTH SERIES)


PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation





PRINCIPAL INVESTMENT STRATEGY



The Portfolio Manager seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of large-capitalization U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Portfolio Manager believes exhibit strong earnings growth. The Portfolio Manager emphasizes individual security selection. Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus borrowings for investment purposes).





The Portfolio Manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The Portfolio Manager focuses on companies that it believes to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio Manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.

MORE ON THE PORTFOLIO MANAGER

Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $
376.2 billion.


The Portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William Auslander, Managing Director, and Jeffrey Alvino, Executive Director.



ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
(FORMERLY GLOBAL FRANCHISE SERIES)


PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term capital appreciation





PRINCIPAL INVESTMENT STRATEGY



The Portfolio Manager seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.


The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                  Currency Risk
                                 Derivative Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.


MORE ON THE PORTFOLIO MANAGER

Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.


The Portfolio is managed by the Global Franchise team. Hassan Elmasry, Managing Director, and Paras Dodhia, Senior Associate, are current members of the team.

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
(FORMERLY VAN KAMPEN GROWTH AND INCOME SERIES)


PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Long-term growth of capital and income

PRINCIPAL INVESTMENT STRATEGY


Under normal market conditions, the Portfolio Manager seeks to achieve the Portfolio's investment objective by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's ("S&P") or by Moody's Investors Service, Inc. ("Moody's"). A more complete description of security ratings is contained in the Statement of Additional Information.


In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           Convertible Securities Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING VAN KAMPEN GROWTH AND INCOME -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1994              0.44
1995             30.86
1996             20.47
1997             29.63
1998             13.96
1999             15.71
2000             -2.26
2001            -12.08
2002            -14.88


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 1000(R) Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000(R) Index is an unmanaged index consisting of the 1000 largest companies in the Russell 3000 Index.





                         AVERAGE ANNUAL TOTAL RETURN*(1)



                                                                  10/4/93
                                        1 YEAR     5 YEAR       (INCEPTION)
Class A Shares.....................    (14.88)%    (0.72)%       8.03%
S&P 500 Index......................    (22.09)%    (0.58)%       7.28%(2)
Russell 1000(R) Index..............    (21.65)%    (0.58)%       9.02%(2)


-----------------------------
        BEST QUARTER
-----------------------------
Quarter Ended
12/31/98.......        17.25%


-------------------------------
         WORST QUARTER
-------------------------------
Quarter Ended
9/30/02........        (17.97)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 4, 1993, revised to reflect the higher expenses of Class A shares. Class S shares are not offered in this prospectus. If they had been offered, Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


(1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

(2)      Index return is for the period beginning October 1, 1993.

MORE ON THE PORTFOLIO MANAGER

Morgan Stanley Investment Management, Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.




The Portfolio is managed by Van Kampen's Equity Income team. Current members of the team include James A. Gilligan, Managing Director; Thomas Bastian, Vice President; Sergio Marcheli, Vice President; James O. Roeder, Vice President; and Vincent Vizachero, Associate.



ING VAN KAMPEN REAL ESTATE PORTFOLIO
(FORMERLY REAL ESTATE SERIES)


PORTFOLIO MANAGER

Van Kampen

INVESTMENT OBJECTIVE

Capital appreciation. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").


The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues or profits from, the following sectors of the real estate industry:

         -        ownership (including listed real estate investment trusts)

         -        construction and development

         -        asset sales

         -        property management or sale

         -        other related real estate services

The Portfolio may invest more than 25% of its assets in any of the above sectors.

The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

The Portfolio also may invest in:

         - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

         - financial institutions which issue or service mortgages, not to exceed 25% of total assets

         - securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

         - high yield debt securities and convertible bonds, not to exceed 20% of total assets

         -        mortgage-and asset-backed securities

         -        covered options on securities and stock indexes

The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                 Derivative Risk
                              Diversification Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                                    REIT Risk
                                   Sector Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.



PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING VAN KAMPEN REAL ESTATE -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

1993             17.09
1994              6.18
1995             16.42
1996             35.10
1997             22.61
1998            -13.58
1999             -3.95
2000             30.79
2001              7.98
2002              0.05


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire Real Estate Securities Index. The Wilshire Real Estate Securities Index consists of real estate investment trusts (REITs) and real estate operating companies (REOCs).



                         AVERAGE ANNUAL TOTAL RETURN*(1)



                                1 YEAR    5 YEAR     10 YEAR
Class A Shares..............     0.05%     3.24%      10.89%
Wilshire Real Estate........
  Securities Index..........     2.66%     3.45%       9.97%


----------------------------
        BEST QUARTER
----------------------------
Quarter Ended
3/31/93.......        19.63%


------------------------------
        WORST QUARTER
------------------------------
Quarter Ended
9/30/98........        (9.16)%



* The performance information presented above is as of December 31 for each year. Class A does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989, revised to reflect the higher expenses of Class A shares. If they had been offered, Class S shares are not offered in this prospectus. Class A shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class A shares have different expenses.


(1) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.

MORE ON THE PORTFOLIO MANAGER

Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.


The Portfolio is managed by Van Kampen's Real Estate team. Current members of the team include Theodore R. Bigman, Managing Director, and Douglas A. Funke, Managing Director.

                           PORTFOLIO FEES AND EXPENSES



The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2002 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.



Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                                 CLASS A SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
                                       DISTRIBUTION                                     TOTAL          FEE WAIVER/           NET
                        MANAGEMENT       (12b-1)     SHAREHOLDER         OTHER        OPERATING         EXPENSE            OPERATING
                           FEE           FEE(2)      SERVICES FEE     EXPENSES(3)      EXPENSES       REIMBURSEMENT        EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Growth        0.69%           0.25%          0.25%           0.01%          1.20%             0.10%             1.10%(5)
------------------------------------------------------------------------------------------------------------------------------------
Alliance Mid Cap
Growth                    0.78%           0.25%          0.25%           0.02%          1.30%             0.10%             1.20%(5)
------------------------------------------------------------------------------------------------------------------------------------
Capital Guardian
Large Cap Value           0.75%           0.25%          0.25%           0.01%          1.26%             0.10%             1.16%(5)
------------------------------------------------------------------------------------------------------------------------------------
Capital Guardian
Managed Global            1.00%           0.25%          0.25%           0.01%          1.51%             0.10%             1.41%(5)
------------------------------------------------------------------------------------------------------------------------------------
Capital Guardian
Small Cap                 0.69%           0.25%          0.25%           0.02%          1.21%             0.10%             1.11%(5)
------------------------------------------------------------------------------------------------------------------------------------
Developing World          1.50%           0.25%          0.25%           0.01%          2.01%             0.10%             1.91%
------------------------------------------------------------------------------------------------------------------------------------
FMR(SM)
Diversified Mid Cap       0.75%           0.25%          0.25%           0.01%          1.26%             0.10%             1.16%
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Internet
Tollkeeper(SM)            1.60%           0.25%          0.25%           0.01%          2.11%             0.10%             2.01%
------------------------------------------------------------------------------------------------------------------------------------
Hard Assets               0.69%           0.25%          0.25%           0.01%          1.20%             0.10%             1.10%
------------------------------------------------------------------------------------------------------------------------------------
Jennison                  0.69%           0.25%          0.25%           0.01%          1.20%             0.10%             1.10%(5)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Equity Opportunities
------------------------------------------------------------------------------------------------------------------------------------
Mercury Focus Value       0.80%           0.25%          0.25%           0.01%(4)       1.31%             0.10%             1.21%
------------------------------------------------------------------------------------------------------------------------------------
Mercury
Fundamental Growth        0.80%           0.25%          0.25%           0.01%(4)       1.31%             0.10%             1.21%
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
All Cap                   0.75%           0.25%          0.25%           0.01%          1.26%             0.10%             1.16%(5)
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers
Investors                 0.75%           0.25%          0.25%           0.01%          1.26%             0.10%             1.16%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price
Capital
Appreciation              0.69%           0.25%          0.25%           0.01%          1.20%             0.10%             1.10%(5)
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price
Equity Income             0.69%           0.25%          0.25%           0.01%          1.20%             0.10%             1.10%(5)
------------------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced         0.75%           0.25%          0.25%           0.01%          1.26%             0.10%             1.16%
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity
Growth                    0.75%           0.25%          0.25%           0.01%(4)       1.26%             0.10%             1.16%
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Global
Franchise                 1.00%           0.25%          0.25%           0.01%(4)       1.51%             0.10%             1.41%
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth
and Income                0.69%           0.25%          0.25%           0.02%          1.21%             0.10%             1.11%(5)
------------------------------------------------------------------------------------------------------------------------------------
Van Kampen Real
Estate                    0.69%           0.25%          0.25%           0.01%          1.20%             0.10%             1.10%
------------------------------------------------------------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for Class A shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

(2) Directed Services, Inc. ("DSI") has agreed to waive 0.10% of the distribution fee for Class A shares of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Absent this waiver, the distribution fee is 0.25% of net assets. The expense waiver will continue through at least December 31, 2003. There is no guarantee that this waiver will continue after this date.

(3) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


(4) "Other Expenses" for the Van Kampen Equity Growth, Van Kampen Global Franchise, Mercury Focus Value and Mercury Fundamental Growth Portfolios are estimated because the Portfolios did not have a full year of operations as of December 31, 2002.



(5) A portion of the brokerage commissions that the AIM Mid Cap Growth, Alliance Mid Cap Growth, Capital Guardian Large Cap Value, Capital Guardian Managed Global, Capital Guardian Small Cap, Jennison Equity Opportunities, Salomon Brothers All Cap, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Net Operating Expenses" for each Portfolio for the year ended December 31, 2002 would have been 1.05%, 1.18%, 1.12%, 1.40%, 1.10%, 0.91%, 1.16%, 1.09%, 1.08%, and 1.03%,
respectively. This arrangement may be discontinued at any time.

EXAMPLE This Example is intended to help you compare the cost of investing in Class A of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class A shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class A operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



---------------------------------------------------------------------------------------------------------------------------
                                                   1 Year                3 Years              5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
AIM Mid Cap Growth                                 $  112                $  371               $  650               $  1446
---------------------------------------------------------------------------------------------------------------------------
Alliance Mid Cap Growth                            $  122                $  402               $  703               $  1559
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Large Cap Value                   $  118                $  390               $  682               $  1514
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Managed Global                    $  144                $  467               $  814               $  1793
---------------------------------------------------------------------------------------------------------------------------
Capital Guardian Small Cap                         $  113                $  374               $  655               $  1457
---------------------------------------------------------------------------------------------------------------------------
Developing World                                   $  194                $  621               $ 1074               $  2330
---------------------------------------------------------------------------------------------------------------------------
FMR(SM) Diversified Mid Cap                        $  118                $  390               $  682               $  1514
---------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Internet Tollkeeper(SM)              $  204                $  651               $ 1125               $  2434
---------------------------------------------------------------------------------------------------------------------------
Hard Assets                                        $  112                $  371               $  650               $  1446
---------------------------------------------------------------------------------------------------------------------------
Jennison Equity Opportunities                      $  112                $  371               $  650               $  1446
---------------------------------------------------------------------------------------------------------------------------
Mercury Focus Value                                $  123                $  405               $  709               $  1570
---------------------------------------------------------------------------------------------------------------------------
Mercury Fundamental Growth                         $  123                $  405               $  709               $  1570
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers All Cap                           $  118                $  390               $  682               $  1514
---------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Investors                         $  118                $  390               $  682               $  1514
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Capital Appreciation                 $  112                $  371               $  650               $  1446
---------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                        $  112                $  371               $  650               $  1446
---------------------------------------------------------------------------------------------------------------------------
UBS U.S. Balanced                                  $  118                $  390               $  682               $  1514
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Equity Growth                           $  118                $  390               $  682               $  1514
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Global Franchise                        $  144                $  467               $  814               $  1793
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Growth and Income                       $  113                $  374               $  655               $  1457
---------------------------------------------------------------------------------------------------------------------------
Van Kampen Real Estate                             $  112                $  371               $  650               $  1446
---------------------------------------------------------------------------------------------------------------------------


                           SUMMARY OF PRINCIPAL RISKS





THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTIONS OF THE PORTFOLIOS AND ARE DESCRIBED IN THIS SECTION. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.



ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance.



ALLOCATION RISK. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.



BORROWING AND LEVERAGE RISK. A Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Portfolio's shares and in the Portfolio's return. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.

CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.


CLOSED-END INVESTMENT COMPANY RISK. When a Portfolio invests in closed-end investment companies, the Portfolio indirectly pays a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.



CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.


Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.


DERIVATIVE RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.



DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940
Act), which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.


EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.

HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.


INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.


INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.


INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a Portfolio during the start-up phase when the Portfolio's asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant.

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's assets.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.



MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.



MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.



MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a Portfolio invests.



MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.


OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.



REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



RESTRICTED AND ILLIQUID SECURITIES RISK. Certain Portfolios may invest in restricted and illiquid securities. If a security is illiquid, a Portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Portfolio could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.



SECTOR RISK. A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a Portfolio that has securities representing a broader range of investments.



SECURITIES LENDING RISK. A Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.



SHORT SALES RISK. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.


SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.


SOVEREIGN DEBT RISK. A Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not produce the anticipated result.



UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.



VALUE INVESTING RISK. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.


                                MORE INFORMATION


PERCENTAGE AND RATING LIMITATIONS



Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



A WORD ABOUT PORTFOLIO DIVERSITY



Each Portfolio in this Prospectus, unless specifically noted under the Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIO



The Statement of Additional Information is made a part of this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066 or downloading it from the Securities and Exchange Commission's website: http://www.sec.gov.



NON-FUNDAMENTAL INVESTMENT POLICIES



Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.



TEMPORARY DEFENSIVE POSITIONS



A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when the Portfolio Manager believes that adverse market, economic, political, or other conditions may affect a Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.



INDEPENDENT AUDITORS



Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.



ADMINISTRATIVE SERVICES



In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.



The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the Portfolio Managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.



DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.



PORTFOLIO DISTRIBUTION



DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.



DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.



CLASS OF SHARES



Effective May 1, 2002, the Trust's shares were classified into Adviser Class (Class A), Institutional Class (Class I), and Service Class (Class S) shares. The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class A shares are offered by this

Prospectus.



RULE 12b-1 DISTRIBUTION FEES The Trust has adopted a Rule 12b-1 Distribution Plan (the "12b-1 Plan") for the Class A shares of each Portfolio of the Trust. The 12b-1 Plan allows the Trust to make payments quarterly at an annual rate of up to 0.25% to DSI, as the Distributor, to pay or reimburse certain distribution-related expenses. DSI has agreed to waive 0.10% of the distribution fee for Class A shares. The expense waiver will continue through at least December 31, 2003, but in any event, the Trust will notify shareholders if it intends to pay DSI more than 0.15% (not to exceed 0.25% under the current 12b-1
Plan) in the future. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution related expenses that may be paid under the 12b-1 plan include, but are not limited to, the costs of the following:



(a) printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective variable contract owners or other investors;



(b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Trust and materials intended for use within a sponsoring insurance company, or for broker-dealer only use or retail use;



(c)      holding seminars and sales meetings designed to promote Trust shares;



(d) obtaining information and providing explanations to variable contract owners or other investors regarding a Portfolio's investment objectives and policies and other information about the Trust and the Portfolios including the performance of the Portfolio's Class A Shares;



(e)      training sales personnel regarding the Trust



(f) compensating sales personnel in connection with the allocation of cash values and premiums under the Variable Contracts to the Trust; and



(g) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the Portfolios' Class A Shares.



SERVICE FEES The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class A shares of each portfolio of the Trust. The Agreement allows DSI, the Distributor, to use payments under the Agreement to make payments to insurance companies, broker-dealers or other financial intermediaries that provide services relating to Class A shares and their beneficial shareholders, including variable contract owners with interests in the Portfolios. Services that may be provided under the Agreement include, among other things, providing information about the Portfolios and delivering Portfolio documents. Under the Agreement, each Portfolio makes payments to DSI at an annual rate of up to 0.25% of the portfolio's average daily net assets attributable to its Class A shares.



Effective August 1, 2002, in connection with the implementation of the Multiple Class Plan, the management fee for those Portfolios that commenced operations prior to May 1, 2002 was reduced by 0.25%, the same amount as the new service fee.

                        OVERALL MANAGEMENT OF THE TRUST

THE ADVISER


Directed Services, Inc. ("DSI"), a New York corporation, is the adviser to the Trust. As of December 31, 2002, DSI managed approximately $9.9 billion in registered investment company assets. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer.



DSI, subject to the supervision of the Board of Trustees of the Trust (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of a Portfolio. In this event, the name of the Portfolio and its investment strategies may also change.



DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.


ADVISORY FEE


The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).


MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:


                                              FEE PAID TO ADVISER DURING 2002
              PORTFOLIO                   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
AIM Mid Cap Growth                                         0.69%
Alliance Mid Cap Growth                                    0.78%
Capital Guardian Large Cap Value                           0.75%
Capital Guardian Managed Global                            1.00%
Capital Guardian Small Cap                                 0.69%
Developing World                                           1.50%
FMR(SM) Diversified Mid Cap                                0.75%
Goldman Sachs Internet Tollkeeper(SM)                      1.60%
Hard Assets                                                0.69%
Jennison Equity Opportunities                              0.69%
Mercury Focus Value**                                      0.80%
Mercury Fundamental Growth**                               0.80%
Salomon Brothers All Cap                                   0.75%
Salomon Brothers Investors                                 0.75%
T. Rowe Price Capital Appreciation                         0.69%
T. Rowe Price Equity Income                                0.69%
UBS U.S. Balanced                                          0.75%
Van Kampen Equity Growth**                                 0.75%
Van Kampen Global Franchise**                              1.00%
Van Kampen Growth and Income                               0.69%
Van Kampen Real Estate                                     0.69%

* DSI voluntarily waived 0.05% of the management fee for assets of Van Kampen Growth and Income Portfolio in excess of $840 million through December 31, 2002.


**       Annualized

DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.


                                  SHARE PRICE


The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

                             TAXES AND DISTRIBUTIONS


Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares annually, except that net investment income of the ING Liquid Assets Portfolio is declared as a dividend daily and paid monthly and the ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.



Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each portfolio's intention to distribute all such income and gains.


Each portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.


The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each of the Portfolio's financial performance for the past 5 years (or, if shorter, for the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with a Portfolio's financial statements, are included in the annual report, which is available upon request.



Because the Class A shares of the UBS U.S. Balanced Portfolio had not commenced operations as of the date of this Prospectus, audited financial highlights are not available.



ING AIM MID CAP GROWTH PORTFOLIO



--------------------------------------------------------------------
                                                           PERIOD
                                                           ENDED
--------------------------------------------------------------------
                                                          12/31/02*#
--------------------------------------------------------------------
Net asset value, beginning of year                         $ 9.18
                                                           ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.02)
Net realized and unrealized loss on investments             (0.17)
                                                           ------
Total from investment operations                            (0.19)
                                                           ------
 Net asset value, end of year                              $ 8.99
=================================================================
 Total return                                               (2.07)%++
=================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                         $   87
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                  1.10%+
    After directed brokerage reimbursement                   1.05%+
Ratio of net investment loss to average net assets:
    Before directed brokerage reimbursement                 (0.61)%+
    After directed brokerage reimbursement                  (0.56)%+
Portfolio turnover rate                                       188%
-----------------------------------------------------------------



*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING ALLIANCE MID CAP GROWTH PORTFOLIO



-------------------------------------------------------------------
                                                           PERIOD
                                                           ENDED
-------------------------------------------------------------------
                                                         12/31/02*#
-------------------------------------------------------------------
Net asset value, beginning of year                        $  8.37
                                                          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.02)
Net realized and unrealized gain on investments              0.57
                                                          -------
Total from investment operations                             0.55
                                                          -------
Net asset value, end of year                              $  8.92
=================================================================
Total return                                                 6.57%++
=================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                        $   158
ratio of operating expenses to average net assets:
      Before directed brokerage reimbursement                1.21%+
      After directed brokerage reimbursement                 1.18%+
Ratio of net investment loss to average net assets:
      Before directed brokerage reimbursement               (0.74)%+
      After directed brokerage reimbursement                (0.71)%+
Portfolio turnover rate                                       159%
-----------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO


------------------------------------------------------------------
                                                          PERIOD
                                                          ENDED
------------------------------------------------------------------
                                                        12/31/02*#
------------------------------------------------------------------
Net asset value, beginning of year                       $  7.45
                                                         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.01
Net realized and unrealized gain on investments
        and foreign currencies                              0.31
                                                         -------
Total from investment operations                            0.32
                                                         -------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.01)
                                                         -------
Net asset value, end of year                             $  7.76
================================================================
Total return                                                4.25%++
================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $   344
Ratio of operating expenses to average net assets:
     Before directed brokerage reimbursement                1.16%+
     After directed brokerage reimbursement                 1.12%+
Ratio of net investment income to average net assets:
     Before directed brokerage reimbursement                0.29%+
     After directed brokerage reimbursement                 0.33%+
  Portfolio turnover rate                                     27%
----------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO


-------------------------------------------------------------------
                                                           PERIOD
                                                           ENDED
-------------------------------------------------------------------
                                                         12/31/02*#
-------------------------------------------------------------------
Net asset value, beginning of year                       $   8.05
                                                         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.00)(1)
Net realized and unrealized gain on investments
       and foreign currencies                                0.24
                                                         --------
Total from investment operations                             0.24
                                                         --------
Net asset value, end of year                             $   8.29
=================================================================
Total return                                                 2.98%++
=================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                       $     60
Ratio of operating expenses to average net assets:
      Before directed brokerage reimbursement                1.41%+
      After directed brokerage reimbursement                 1.40%+
Ratio of net investment loss to average net assets:
      Before directed brokerage reimbursement               (0.17)%+
      After directed brokerage reimbursement                (0.16)%+
Portfolio turnover rate                                        36%
-----------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


1    Amount is less than 0.01.

ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO


---------------------------------------------------------------------------
                                                                   PERIOD
                                                                   ENDED
---------------------------------------------------------------------------
                                                                 12/31/02*#
---------------------------------------------------------------------------
Net asset value, beginning of year                               $   7.98
                                                                 --------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                0.02
Net realized and unrealized loss on investments                     (0.14)
                                                                 --------
Total from investment operations                                    (0.12)
                                                                 --------
LESS DISTRIBUTIONS:
Dividends from net investment income                                (0.00)(1)
                                                                 --------
Net asset value, end of year                                     $   7.86
=========================================================================
Total return                                                        (1.50)%++
=========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                               $    330
Ratio of operating expenses to average net assets:
       Before directed brokerage reimbursement                       1.11%+
       After directed brokerage reimbursement                        1.10%+
Ratio of net investment income to average net assets:
       Before directed brokerage reimbursement                       0.74%+
       After directed brokerage reimbursement                        0.75%+
Portfolio turnover rate                                                40%
-------------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


1    Amount is less than 0.01.

ING DEVELOPING WORLD PORTFOLIO

----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                          $     6.48
                                                            ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                              (0.01)
Net realized and unrealized loss on investments
       and foreign currencies                                    (0.13)
                                                            ----------
Total from investment operations                                 (0.14)
                                                            ----------
Net asset value, end of year                                $     6.34
======================================================================
Total return                                                     (2.16)%++
======================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                          $       89
Ratio of operating expenses to average net assets                 1.91%+
Ratio of net investment loss to average net assets               (0.77)%+
Portfolio turnover rate                                            166%
----------------------------------------------------------------------

*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO



------------------------------------------------------------------------
                                                                PERIOD
                                                                ENDED
------------------------------------------------------------------------
                                                              12/31/02*#
------------------------------------------------------------------------
Net asset value, beginning of year                            $     7.76
                                                              ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                               0.01
Net realized and unrealized loss on investments                    (0.33)
                                                              ----------
Total from investment operations                                   (0.32)
                                                              ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.01)
                                                              ----------
Net asset value, end of year                                  $     7.43
========================================================================
Total return                                                       (4.15)%++
========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                            $      226
Ratio of operating expenses to average net assets                   1.16%+
Ratio of net investment income to average net assets                0.30%+
Portfolio turnover rate                                              106%
------------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                          $    4.52
                                                            ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                             (0.03)
Net realized and unrealized gain on investments                  0.27
                                                            ---------
Total from investment operations                                 0.24
                                                            ---------
Net asset value, end of year                                $    4.76
=====================================================================
Total return                                                     5.31%++
=====================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                          $      64
Ratio of operating expenses to average net assets                2.01%+
Ratio of net investment loss to average net assets              (1.93)%+
Portfolio turnover rate                                            42%
---------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING HARD ASSETS PORTFOLIO


------------------------------------------------------------------------
                                                                PERIOD
                                                                ENDED
------------------------------------------------------------------------
                                                              12/31/02*#
------------------------------------------------------------------------
Net asset value, beginning of year                            $     9.95
                                                              ----------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                               0.03
Net realized and unrealized loss on investments
       and foreign currencies                                      (0.12)
                                                              ----------
Total from investment operations                                   (0.09)
                                                              ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                               (0.04)
                                                              ----------
Net asset value, end of year                                  $     9.82
========================================================================
Total return                                                       (0.87)%++
========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                            $      107
Ratio of operating expenses to average net assets                   1.10%+
Ratio of net investment income to average net assets                0.94%+
Portfolio turnover rate                                              187%
------------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO



----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $10.17
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01
Net realized and unrealized loss on investments               (0.14)
                                                             ------
Total from investment operations                              (0.13)
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.00)(1)
                                                             ------
Net asset value, end of year                                 $10.04
===================================================================
Total return                                                  (1.27)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $   44
Ratio of operating expenses to average net assets:
    Before directed brokerage reimbursement                    1.10%+
    After directed brokerage reimbursement                     0.91%+
Ratio of net investment income to average net assets:
    Before directed brokerage reimbursement                    0.04%+
    After directed brokerage reimbursement                     0.23%+
 Portfolio turnover rate                                        158%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

1    Amount is less than 0.01.

ING MERCURY FOCUS VALUE PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.21
                                                             ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.01)
Net realized and unrealized gain on investments                0.24
                                                             ------
Total from investment operations                               0.23
                                                             ------
Net asset value, end of year                                 $ 8.44
===================================================================
Total return                                                   2.80%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $   58
Ratio of operating expenses to average net assets              1.21%+
Ratio of net investment loss to average net assets            (0.37)%+
Portfolio turnover rate                                          61%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.42
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.01)
Net realized and unrealized loss on investments               (0.36)
                                                             ------
Total from investment operations                              (0.37)
                                                             ------
Net asset value, end of year                                 $ 8.05
===================================================================
Total return                                                  (4.39)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  117
Ratio of operating expenses to average net assets              1.21%+
Ratio of net investment loss to average net assets            (0.26)%+
Portfolio turnover rate                                          56%


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING SALOMON BROTHERS ALL CAP PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.87
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.02
Net realized and unrealized loss on investments               (0.31)
                                                             ------
Total from investment operations                              (0.29)
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.01)
                                                             ------
Net asset value, end of year                                 $ 8.57
===================================================================
Total return                                                  (3.28)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  186
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                     1.16%+
   After directed brokerage reimbursement                      1.16%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement                     0.65%+
   After directed brokerage reimbursement                      0.65%+
Portfolio turnover rate                                         139%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING SALOMON BROTHERS INVESTORS PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.16
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.04
Net realized and unrealized loss on investments               (0.11)
                                                             ------
Total from investment operations                              (0.07)
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.06)
                                                             ------
Net asset value, end of year                                 $ 8.03
===================================================================
Total return                                                  (0.92)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  307
Ratio of operating expenses to average net assets              1.16%+
Ratio of net investment income to average net assets           1.37%+
Portfolio turnover rate                                          42%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $17.40
                                                             ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.12
Net realized and unrealized gain on investments
     and foreign currencies                                    0.06
                                                             ------
Total from investment operations                               0.18
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.23)
Distributions from capital gains                              (0.20)
                                                             ------
Total distributions                                           (0.43)
                                                             ------
Net asset value, end of year                                 $17.15
===================================================================
Total return                                                   1.03%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  903
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                     1.10%+
   After directed brokerage reimbursement                      1.09%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement                     2.19%+
   After directed brokerage reimbursement                      2.20%+
Portfolio turnover rate                                          16%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 9.92
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.06
Net realized and unrealized loss on investments               (0.09)
                                                             ------
Total from investment operations                              (0.03)
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.11)
Distributions from capital gains                              (0.06)
                                                             ------
Total distributions                                           (0.17)
                                                             ------
Net asset value, end of year                                 $ 9.72
===================================================================
Total return                                                  (0.30)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  650
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                     1.10%+
   After directed brokerage reimbursement                      1.08%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement                     1.87%+
   After directed brokerage reimbursement                      1.89%+
Portfolio turnover rate                                          23%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized


# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 8.07
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.00
Net realized and unrealized loss on investments               (0.18)
                                                             ------
Total from investment operations                              (0.18)
                                                             ------
Net asset value, end of year                                 $ 7.89
===================================================================
Total return                                                  (2.23)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  468
Ratio of operating expenses to average net assets              1.16%+
Ratio of net investment income to average net assets           0.10%+
Portfolio turnover rate                                         113%
-------------------------------------------------------------------



*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO


                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $ 9.34
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.01
Net realized and unrealized loss on investments
  and foreign currencies                                      (0.42)
                                                             ------
Total from investment operations                              (0.41)
                                                             ------
Net asset value, end of year                                 $ 8.93
===================================================================
Total return                                                  (4.39)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  713
Ratio of operating expenses to average net assets              1.41%+
Ratio of net investment income to average net assets           0.20%+
Portfolio turnover rate                                          33%
-------------------------------------------------------------------



*    Commenced operations on September 9, 2002.


+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.




ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $17.53
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.07
Net realized and unrealized loss on investments               (0.20)
                                                             ------
Total from investment operations                              (0.13)
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.15)
                                                             ------
Net asset value, end of year                                 $17.25
===================================================================
Total return                                                  (0.78)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  999
Ratio of operating expenses to average net assets:
   Before directed brokerage reimbursement                     1.11%+
   After directed brokerage reimbursement                      1.03%+
Ratio of net investment income to average net assets:
   Before directed brokerage reimbursement                     1.16%+
   After directed brokerage reimbursement                      1.24%+
Portfolio turnover rate                                         153%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

ING VAN KAMPEN REAL ESTATE PORTFOLIO


----------------------------------------------------------------------
                                                              PERIOD
                                                              ENDED
----------------------------------------------------------------------
                                                            12/31/02*#
----------------------------------------------------------------------
Net asset value, beginning of year                           $16.24
                                                             ------
LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                          0.31
Net realized and unrealized loss on investments               (0.89)
                                                             ------
Total from investment operations                              (0.58)
                                                             ------
LESS DISTRIBUTIONS:
Dividends from net investment income                          (0.42)
Distributions from capital gains                              (0.25)
                                                             ------
Total distributions                                           (0.67)
                                                             ------
Net asset value, end of year                                 $14.99
===================================================================
Total return                                                  (3.53)%++
===================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)                           $  286
Ratio of operating expenses to average net assets              1.10%+
Ratio of net investment income to average net assets           6.59%+
Portfolio turnover rate                                          27%
-------------------------------------------------------------------


*    Commenced operations on September 9, 2002.

+    Annualized

++   Non-annualized

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

         TO OBTAIN MORE INFORMATION

A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.


Additional information about the ING Investor's Trust's investments is available in the ING Investor's Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investor's Trust's performance during its last fiscal year.



To obtain a free copy of these documents or to make inquiries about the portfolios, please write the Trust at 7337 E. Doubletree Ranch Road Scottsdale, AZ 85258 or call (800) 366-0066.



Information about the ING Investor's Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202)-942-8090. Reports and other information about the ING Investor's Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



THE ING INVESTORS TRUST TRUSTEES

Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


         [ING INVESTORS TRUST LOGO]


05/01/03                                                  SEC File No. 811-5629

ING INVESTORS TRUST
(FORMERLY THE GCG TRUST)

PROSPECTUS
May 1, 2003
Institutional Class
                                MONEY MARKET FUND
                                ING Liquid Assets Portfolio

                                BOND FUNDS
                                ING Limited Maturity Bond Portfolio
                                ING PIMCO Core Bond Portfolio

                                BALANCED FUNDS
                                ING MFS Total Return Portfolio

                                STOCK FUNDS
                                ING Eagle Asset Value Equity Portfolio
                                ING Janus Growth and Income Portfolio
                                ING Janus Special Equity Portfolio
                                ING JPMorgan Fleming Small Cap Equity Portfolio ING Marsico Growth Portfolio
                                ING MFS Mid Cap Growth Portfolio
                                ING MFS Research Portfolio

                                INTERNATIONAL/GLOBAL


                                ING International Portfolio

                                ING JPMorgan Fleming International Enhanced
                                EAFE Portfolio

NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL VARIABLE
CONTRACTS OR UNDER ALL PLANS

                                                      [ING INVESTORS TRUST LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS

     IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO A PORTFOLIO OF THE TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."


                                                     PAGE
INTRODUCTION
ING Investors Trust.............................        1
Investment Adviser..............................        1
Portfolios and Portfolio Managers...............        1
Class of Shares.................................        1
Investing through your Variable Contract
  or Qualified Plan.. ..........................        1
Why Reading this Prospectus is Important........        1

DESCRIPTION OF THE PORTFOLIOS
  ING Eagle Asset Value Equity..................        2
  ING International.............................        4
  ING Janus Growth and Income...................        8
  ING Janus Special Equity......................       11
  ING JPMorgan Fleming Int'l Enhanced
       EAFE.....................................       15
  ING JPMorgan Fleming Small Cap
       Equity...................................       18
  ING Limited Maturity Bond.....................       20
  ING Liquid Assets.............................       23
  ING Marsico Growth............................       26
  ING MFS Mid Cap Growth........................       29
  ING MFS Research..............................       32
  ING MFS Total Return..........................       35
  ING PIMCO Core Bond...........................       38

PORTFOLIO FEES AND EXPENSES.....................       41
SUMMARY OF PRINCIPAL RISKS......................       44

MORE INFORMATION
  Percentage and Rating Limitation..............       48
  A Word about Portfolio Diversity..............       48
  Additional Information about the
     Portfolios.................................       48
  Non-Fundamental Investment Policies...........       48
  Temporary Defensive Positions.................       48
  Independent Auditors..........................       49

MORE INFORMATION (CONTINUED)
  Administrative Services.......................       49
  Portfolio Distribution........................       49
  Class of Shares

OVERALL MANAGEMENT OF THE TRUST
  The Adviser...................................       50
  Advisory Fee..................................       50

SHARE PRICE.....................................       51
TAXES AND DISTRIBUTIONS.........................       51
FINANCIAL HIGHLIGHTS............................       52
TO OBTAIN MORE INFORMATION......................     Back
ING INVESTORS TRUST TRUSTEES....................     Back


     AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

                                  INTRODUCTION


ING INVESTORS TRUST

ING Investors Trust (the "Trust") is an open-end management investment company. The Trust consists of a group of mutual fund portfolios (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.

INVESTMENT ADVISER

Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.


PORTFOLIOS AND PORTFOLIO MANAGERS


ING Eagle Asset Value Equity Portfolio -- Eagle Asset Management, Inc.
ING International Portfolio -- ING Investments, LLC
ING Janus Growth and Income Portfolio -- Janus Capital Management LLC
ING Janus Special Equity Portfolio -- Janus Capital Management LLC
ING JPMorgan Fleming International Enhanced EAFE Portfolio - J.P. Morgan Fleming Asset Management (London) Limited
ING JPMorgan Fleming Small Cap Equity Portfolio - J.P. Morgan Fleming Asset Management (USA) Inc.
ING Limited Maturity Bond Portfolio -- ING Investment Management LLC
ING Liquid Assets Portfolio -- ING Investment Management LLC
ING Marsico Growth Portfolio -- Marsico Capital Management, LLC
ING MFS Mid Cap Growth Portfolio -- Massachusetts Financial Services Company
ING MFS Research Portfolio -- Massachusetts Financial Services Company
ING MFS Total Return Portfolio -- Massachusetts Financial Services Company
ING PIMCO Core Bond Portfolio -- Pacific Investment Management Company LLC


CLASS OF SHARES

Pursuant to a multiple class plan (the "Plan"), each Portfolio offers three classes of shares. This prospectus relates only to the Institutional Class (Class I) shares. For more information about Class I shares, please refer to the section of this prospectus entitled "Class of Shares."


INVESTING THROUGH YOUR VARIABLE CONTRACT OR QUALIFIED PLAN

Shares of the Portfolios of the Trust may be offered to segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates.

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, strategy and risks of each of the Portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a Portfolio is the right investment for you. You should keep this prospectus for future reference.

                          DESCRIPTION OF THE PORTFOLIOS



ING EAGLE ASSET VALUE EQUITY PORTFOLIO
(FORMERLY VALUE EQUITY SERIES)


PORTFOLIO MANAGER

Eagle Asset Management, Inc. ("Eagle Asset")

INVESTMENT OBJECTIVE

Capital appreciation. Dividend income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price. The equity securities in which the Portfolio invests include, common stocks, securities convertible into common stocks, options on equities and rights and warrants. The principal strategies used to select the investments include:



         (i)      A two-step process to identify possible value opportunities:


                  - Screening the universe of equity securities for four key variables: low price-to-book ratios; low price-to-sales ratios; low price-to earnings ratios; and attractive relative price-to-earnings ratios

                  - Performing in-depth fundamental research on individual companies including their industry outlook and trends, strategy, management strength, and financial stability

         (ii) Identifying stocks trading at a discount to their underlying intrinsic value and which fall into at least one of three basic categories:

                  - "Pure" value opportunities: stocks that appear attractive relative to the broader market

                  - "Relative" value opportunities: stocks that trade at a discount to the valuation parameters that the market has historically applied to them or their peer group

                  - "Event-driven" value opportunities: stocks whose underlying value may be recognized as a result of a realized or anticipated event


The Portfolio may invest up to 25% of its total assets in foreign issuers. The Portfolio may write covered put and call options and may purchase protective puts. It may also purchase uncovered puts and calls that expose up to 55% of the Portfolio's total assets, and may enter into financial futures contracts and options thereon and currency hedging transactions.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                              Value Investing Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING EAGLE ASSET VALUE EQUITY -- ANNUAL TOTAL RETURN*

[ING EAGLE ASSET VALUE EQUITY BAR CHART]

1995            35.21
1996            10.62
1997            27.28
1998             1.55
1999             0.51
2000             8.77
2001            -4.43
2002           -17.05


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 1000(R) Value Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                         AVERAGE ANNUAL TOTAL RETURN(*)


                                                                  1/3/95
                                        1 YEAR        5 YEAR    (INCEPTION)
Class I Return.....................    (17.05)%      (2.52)%       6.67%
S&P 500 Index......................    (22.09)%      (0.58)%      10.30%(1)
Russell 1000(R)Value Index.........    (15.52)%       1.16%       11.62%(1)


-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
12/31/98........       17.34%

-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
9/30/02.........      (18.71)%


* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 3, 1995. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(1)   Index return is for the period beginning January 1, 1995.


MORE ON THE PORTFOLIO MANAGER



Eagle Asset has managed the Portfolio since its inception. Eagle Asset is in the business of managing institutional client accounts and individual accounts on a discretionary basis. Eagle Asset is a subsidiary of Raymond James Financial, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. As of December 31, 2002, Eagle Asset had approximately $ 5.7 billion in client assets under management. The address of Eagle Asset is 880 Carillon Parkway, St. Petersburg, Florida 33716.


The following person at Eagle Asset is primarily responsible for the day-to-day investment decisions of the Portfolio:

    NAME                          POSITION AND RECENT BUSINESS EXPERIENCE
    ----                          ---------------------------------------
Edmund Cowart                  Managing Director and Portfolio Manager

                               Mr. Cowart assumed responsibility for the day-to-day investment decisions of the Value
                               Equity Portfolio on August 1, 1999. Prior to that, he served as Managing Director for a major investment advisor since 1990. He has over 20 years of investment experience and is a Chartered
                               Financial Analyst.


ING INTERNATIONAL PORTFOLIO
(FORMERLY INTERNATIONAL EQUITY SERIES)


PORTFOLIO MANAGER

ING Investments, LLC ("ING Investments")

INVESTMENT OBJECTIVE

Long-term growth of capital

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States. The term equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when the Portfolio Manager believes they present attractive investment opportunities. The Portfolio also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities.




The Portfolio Manager primarily uses "bottom-up" fundamental analysis to identify stocks that it believes offer good value relative to their peers in the same industry, sector or region. The Portfolio Manager also uses "top-down" analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Portfolio Manager focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, and quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Portfolio invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Portfolio may also invest in small- and medium-sized companies.

The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster earnings per share growth than that of other companies located in one or more of the same market, sector, or industry.


The Portfolio may invest in debt securities and in derivatives, including options and futures contracts, options on futures and forward contracts. The Portfolio may also engage in forward foreign currency contracts, and interest rate futures contracts.



The Portfolio may lend up to 33 1/3% of its total assets.



When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.



PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                    Call Risk
                              Debt Securities Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk

                             Market and Company Risk
                               Market Trends Risk
                                  Maturity Risk
                              Mid-Cap Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING INTERNATIONAL -- ANNUAL TOTAL RETURN*


[ING INTERNATIONAL BAR CHART]

2002             -16.5


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East. It is not possible to invest directly in the index.

                         AVERAGE ANNUAL TOTAL RETURN*

                                                  1 YEAR          12/17/01
                                                                (INCEPTION)
Class I Return..............................      (16.15)%      (15.31)%
MSCI EAFE Index.............................      (15.94)%      (15.94)%(1)

-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
12/31/02.......        7.60%


-------------------------------
          WORST QUARTER
-------------------------------
Quarter End
9/30/02.........     (21.03%)



* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced December 17, 2001. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(1)   Index return is for the period beginning January 1, 2001.



MORE ON THE PORTFOLIO MANAGER

ING Investments serves as the Portfolio Manager to the Portfolio. ING Investments also serves as an investment adviser to other registered investment companies (or series thereof ) as well as to privately managed accounts.



ING Investments is a registered investment adviser with the SEC. ING Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. As of December 31, 2002, ING managed approximately $32.6 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. ING Investments is affiliated with DSI through their common ownership by ING Groep, N.V.


The following persons at ING Investments are primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
----                               ---------------------------------------
Richard T. Saler               Senior Vice President and Director of
                               International Equity Investment Strategy of ING
                               Investments. From 1986 until July 2000, Mr. Saler
                               was Senior Vice President and Director of
                               International Equity Strategy at Lexington
                               Management Corporation ("Lexington"), which was
                               acquired by ING Investments' parent company in
                               July 2000.

Phillip A. Schwartz            Senior Vice President and Director of
                               International Equity Investment Strategy of ING
                               Investments. Prior to joining ING Investments in
                               July 2000, Mr. Schwartz was Senior Vice President
                               and Director of International Equity Investment
                               Strategy at Lexington, which was acquired by ING
                               Investments' parent company in July 2000. Prior
                               to 1993, Mr. Schwartz was a Vice President of
                               European Research Sales with Cheuvreux de Virieu
                               in Paris and New York.

ING JANUS GROWTH AND INCOME PORTFOLIO
(FORMERLY JANUS GROWTH AND INCOME SERIES)


PORTFOLIO MANAGER

Janus Capital Management LLC ("Janus Capital")

INVESTMENT OBJECTIVE

Long-term capital growth and current income


PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.


The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.

The Portfolio Manager may shift assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio Manager may place a greater emphasis on the growth component.

The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the Portfolio is expected to consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

The Portfolio may also invest in:

         -        debt securities

         - foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets) (without limit)

         -        high-yield bonds (up to 35%) of any quality

         -        index/structured securities

         - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

         - securities purchased on a when-issued, delayed delivery or forward commitment basis

         -        illiquid investments (up to 15%)

         -        special situation companies

         - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors


CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds. Cash equivalent investments may include a money market fund managed by the Portfolio Manager.



PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                    Call Risk
                           Convertible Securities risk
                                   Credit Risk
                              Debt Securities risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing risk
                              High-Yield Bond Risk
                                   Income Risk
                               Interest Rate Risk
                                 Liquidity risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                                   Sector Risk
                               Small Company Risk
                             Special Situations Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING JANUS GROWTH AND INCOME -- ANNUAL TOTAL RETURN*

[ING JANUS GROWTH AND INCOME BAR CHART]

2001               -9.51
2002              -19.41


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.



                         AVERAGE ANNUAL TOTAL RETURN*



                                                           10/2/00
                                               1 YEAR    (INCEPTION)
Class I Return.............................    (19.41)%  (13.19)%
S&P 500 Index..............................    (22.09)%  (18.40)%(1)


-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
12/31/01..........    7.28%

-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
9/30/02...........   (15.25)%


* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on October 2, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(1)   Index return is for the period beginning October 1, 2000.



MORE ON THE PORTFOLIO MANAGER

Janus Capital and its predecessor firm have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2002, Janus Capital managed approximately $138 Billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.



Janus Capital is a majority owned subsidiary of Janus Capital Group Inc. ("JCG") which owns approximately 95% of the outstanding member interests of Janus Capital. JCG is a publicly traded holding company with principal operations in financial asset management businesses.


The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:


NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
----                               ---------------------------------------
David J. Corkins               Vice President and Portfolio Manager of the
                               Portfolio since its inception.

                               Mr. Corkins joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Mr. Corkins holds a Bachelor of Arts degree in English and Russian from Dartmouth and he received his Master's degree in Business Administration from Columbia University in 1993.



ING JANUS SPECIAL EQUITY PORTFOLIO
(FORMERLY SPECIAL SITUATIONS SERIES)


PORTFOLIO MANAGER


Janus Capital Management LLC ("Janus Capital")


INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGY


The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities with the potential for long-term growth of capital. The Portfolio Manager emphasizes in investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The Portfolio Manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.

The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.


The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.


The Portfolio may also invest in foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets), high-yield bonds (up to 20%) of any quality, index/structured securities, options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return, securities purchased on a when-issued, delayed delivery or forward commitment basis, illiquid investments (up to 15%) and from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.


CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds. Cash equivalent investments may include a money market fund managed by the Portfolio Manager.

PORTFOLIO TURNOVER . The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                              Debt Securities Risk
                                 Derivative Risk

                              Diversification Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager risk
                             Market and Company Risk
                                  Maturity Risk
                                   Sector Risk
                               Small Company Risk
                             Special Situations Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING JANUS SPECIAL EQUITY -- ANNUAL TOTAL RETURN

[ING JANUS SPECIAL EQUITY BAR CHART]

2001             -5.03
2002            -25.95


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.

                         AVERAGE ANNUAL TOTAL RETURN*



                                                                          10/2/00
                                                       1 YEAR           (INCEPTION)
Class I Return...........................              (25.95)%          (18.74)%
S&P 500 Index............................              (22.09)%          (18.40)%(1)



-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
12/31/01..........     14.66%



-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
9/30/02...........     (20.32)%



* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced October 2, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(1)  Index return is for the period beginning October 1, 2000.


MORE ON THE PORTFOLIO MANAGER

Janus Capital Management LLC and its predecessor firm ("Janus Capital") have managed the Portfolio since its inception. Janus Capital has been an investment adviser since 1969, and provides advisory services to managed accounts and investment companies. As of December 31, 2002, Janus Capital managed approximately $138 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.



Janus Capital is a majority owned subsidiary of Janus Capital Group Inc. ("JCG") which owns approximately 95% of the outstanding member interests of Janus Capital. JCG is a publicly traded holding company with principal operations in financial asset management businesses.



The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:



NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
----                               ---------------------------------------
David C. Decker                Vice President and Portfolio Manager of the
                               Portfolio since its inception.

                               Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time. Mr. Decker holds a Master's of Business Administration degree in Finance from the Fuqua School of Business at Duke
                               University and a Bachelor of Arts degree in Economics and Political Science from Tufts
                               University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.

ING JPMORGAN FLEMING INTERNATIONAL ENHANCED EAFE
PORTFOLIO (FORMERLY INTERNATIONAL ENHANCED EAFE SERIES)


PORTFOLIO MANAGER


J.P. Morgan Fleming Asset Management (London) Limited ("JPMorgan(London)")


INVESTMENT OBJECTIVE

Total return from long-term capital growth and income





PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, the Portfolio will invest at least 80% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies, based in countries that are represented in the Morgan Stanley Capital International, Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of the stock markets of the world's developed nations other than the United States. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.


The Portfolio Manager's investment process emphasizes stock selection as the primary source of returns. Although the security selection process varies across different regions, the overall process has several common themes. These may be summarized as: an emphasis on `bottom-up' security selection driven by fundamental research and analysis and extensive direct contact with company management. The Portfolio Manager completes the process using disciplined portfolio construction and formal risk control techniques to build a portfolio that reflects its stock selection ideas, while also seeking to manage risk relative to the EAFE Index.

The Portfolio Manager will seek to diversify the Portfolio by investing in at least three issuers in several countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the Portfolio Manager may select from time to time. However, the Portfolio may also invest in companies or governments in developing countries.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio Manager may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The Portfolio Manager will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. It may increase or decrease the emphasis on a type of security, industry, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities denominated in a currency other than the country in which the company is located.

Although the Portfolio invests primarily in equities of companies based in countries that are represented in the EAFE Index, it may also invest up to 20% of its assets in other types of securities including the following:

      -     Companies or governments in developing countries

      - Investment grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc. ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P") or the equivalent by another national rating organization or unrated securities of comparable quality

      - Debt securities denominated in currencies other than U.S. dollar or issued by a single foreign government or international organization, such as the World Bank

      -     High-quality money market instruments and repurchase agreements

To temporarily defend its assets, the Portfolio may invest any amount of its assets in high-quality money market instruments and repurchase agreements.

Where capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or currency exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income, gain or currency exposure.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                       Closed-End Investment Company Risk
                           Convertible Securities Risk
                                  Currency Risk
                              Debt Securities Risk
                            Defensive Investing Risk
                              Diversification Risk
                                 Derivative Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                               Small Company Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER

JPMorgan (London) has been the Portfolio Manager to the Portfolio since its inception. JPMorgan (London) is a wholly-owned subsidiary of J.P. Morgan Chase & Co. and makes the day-to-day investment decisions for the Portfolio. JPMorgan (London) is located at 20 Finsbury Street, London EC2Y9AQ. As of December 31, 2002, JPMorgan (London) and its affiliates had approximately $515 billion in assets under management.


The following persons at JPMorgan (London) are primarily responsible for the day-to-day investment decisions of the Portfolio:


    NAME                               POSITION AND RECENT BUSINESS EXPERIENCE
    ----                               ---------------------------------------
Peter Harrison                 Managing Director at JPMorgan (London); Head of
                               the Global Portfolios Group.

                               Mr. Harrison has worked at JPMorgan (London) since 1996 in a number of portfolio management roles.

James Fisher                   Managing Director at JPMorgan (London); Portfolio
                               Manager of EAFE funds.

                               Mr. Fisher has worked at JPMorgan (London) and its predecessor companies since 1985 in numerous investment roles.

Tim Leask                      Mr. Leask is Vice President and client portfolio
                               manager in the Global Portfolios Group. An
                               employee of JPMorgan and its predecessor
                               companies since January 1997, Mr. Leask was a
                               client portfolio manager in the Global Emerging
                               Markets Portfolio Group and a Managing Director
                               of Fleming Ansa, a Merchant Bank, the Fleming
                               Group's joint venture in Trinidad prior to his
                               present position.

ING JPMORGAN FLEMING SMALL CAP EQUITY PORTFOLIO
(FORMERLY JPMORGAN FLEMING SMALL CAP EQUITY SERIES)


PORTFOLIO MANAGER


J.P. Morgan Fleming Asset Management (USA) Inc. (JPMorgan Fleming (USA))


INVESTMENT OBJECTIVE

Capital growth over the long term


PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies. Small-cap companies are companies with market capitalization equal to those within a universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.





The Portfolio focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital available for financing future growth without borrowing extensively from outside sources.

The Portfolio Manager uses a disciplined stock selection process, which focuses on identifying attractively valued companies with positive business fundamentals. The Portfolio combines growth and value investing.

The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.

The Portfolio's equity holdings may include real estate investment trusts ("REITs"), which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (including its investment objective) without shareholder approval.

The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified portfolio. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

PRINCIPAL RISKS



The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated






                           Convertible Securities Risk
                                 Derivative Risk
                              Diversification Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                    REIT Risk
                               Small Company Risk
                              Value Investing Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE


The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.



MORE ON THE PORTFOLIO MANAGER

JPMorgan Fleming (USA) serves as the portfolio manager to the Portfolio. JPMorgan (USA) is a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. JPMorgan Fleming (USA) also provides discretionary investment services to institutional clients and is located at 522 Fifth Avenue, New York, New York 10036. As of December 31, 2002, JPMorgan Fleming (USA) and its affiliates had approximately $515 billion in assets under management.



The following persons at JPMorgan Fleming (USA) are primarily responsible for the day-to-day investment decisions of the Portfolio:


   NAME                            POSITION AND RECENT BUSINESS EXPERIENCE
   ----                            ---------------------------------------
Juliet Ellis                   Managing Director and Senior Portfolio Manager

                               Ms.Ellis has worked at JPMorgan Fleming (USA) since 1987 as an analyst and portfolio manager.

Hal Clark                      Mr. Clark is a Vice President and Portfolio
                               Manager at JPMorgan Fleming (USA). An employee
                               since 1999, Mr. Clark is responsible for client
                               communications and portfolio analysis. From 2000
                               to 2001, he was a large-cap Analyst covering the
                               healthcare, software, and consumer sectors. Prior
                               to this, Mr. Clark was an investment banking
                               associate (1999) and an investment banking MBA
                               intern (1998).

ING LIMITED MATURITY BOND PORTFOLIO
(FORMERLY LIMITED MATURITY BOND SERIES)


PORTFOLIO MANAGER

ING Investment Management LLC ("ING Investment Management")


INVESTMENT OBJECTIVE

Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.


PRINCIPAL INVESTMENT STRATEGY


The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities. These short-to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less.


The Portfolio Manager utilizes the following decision making process to achieve the Portfolio's objectives:

- ACTIVE DURATION MANAGEMENT. The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark.

- YIELD CURVE ANALYSIS. The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates.

- SECTOR SELECTION. Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities and money market securities. The Portfolio Manager may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.).

- SECURITY SELECTION. The Portfolio Manager emphasizes individual securities with positive credit fundamentals, liquidity and relative value within their respective sectors.

The Portfolio invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines at the time of investment that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the

Portfolio Manager. For a description of bond ratings, please refer to the Statement of Additional Information.


Various instruments are eligible for investment, including, corporate securities, mortgage-backed securities, asset-backed securities, variable and floating rate securities, debt securities with special features such as puts, or maturity extension arrangements, U.S. treasury securities and U.S. government agency securities, money market securities such as commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements and reverse repurchase agreements, U.S. dollar-denominated foreign securities, shares of other investment companies, futures contracts, options and options on futures contracts, which could be used for hedging the risk of interest rate changes, sovereign debt, (up to 10% of total assets) supranational organizations and real estate investment trusts (REITs).


In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.

The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may also lend its securities.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.


The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                         Active or Frequent Trading Risk
                                    Call Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                                  Mortgage Risk
                                    REIT Risk
                                   Sector Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

              ING LIMITED MATURITY BOND -- ANNUAL TOTAL RETURN *(1)

[ING LIMITED MATURITY BOND BAR CHART]

1993            6.20
1994           -1.19
1995           11.72
1996            4.32
1997            6.67
1998            6.86
1999            1.13
2000            7.73
2001            8.84
2002            7.24

The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Lehman Brothers 1-5 Year U.S. Government Credit Bond Index. The Lehman Brothers 1-5 Year U.S. Government/Credit Bond Index is an index of publicly issued investment grade fixed-rate debt issues, including Treasuries, Agencies and credit securities with a maturity of one to five years.

                         AVERAGE ANNUAL TOTAL RETURN*(1)


                                   1 YEAR      5 YEAR      10 YEAR
Class I Return.................     7.24%       6.32%       5.89%
Lehman Brothers 1-5 Year
   U.S. Government/Credit
   Bond Index..................     8.12%       7.12%       6.62%



-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
9/30/01...............  4.19%



-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
3/31/94..............  (1.04)%



* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(1) ING Investment Management has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers.





MORE ON THE PORTFOLIO MANAGER

ING Investment Management (or investment advisers acquired by ING Investment Management) has managed the Portfolio since August 13, 1996. ING Invest Management is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients, which, as of December 31, 2002, were valued at approximately $73.5 billion. ING Investment Management is a subsidiary of ING Groep N.V. and is under common control with Directed Services, Inc. The address of ING Investment Management is 5780 Powers Ferry Road, N. W., Suite 300, Atlanta, Georgia 30327.


The Portfolio is managed by a team of four investment professionals led by Mr. James B. Kauffman. Mr. Kauffman has been employed by ING Investment Management since 1996 and has over 16 years of investment experience.


ING LIQUID ASSETS PORTFOLIO
(FORMERLY LIQUID ASSET SERIES)


PORTFOLIO MANAGER

ING Investment Management LLC ("ING Investments")

INVESTMENT OBJECTIVE

High level of current income consistent with the preservation of capital and liquidity




PRINCIPAL INVESTMENT STRATEGY

The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal. The Portfolio Manager implements its strategy through a four-step investment process also designed to ensure adherence to regulatory requirements.


Step One:   The Portfolio Manager actively maintains a formal approved list of high quality companies

Step Two:   Securities of approved list issuers that meet maturity guidelines and are rated in one of the two highest ratings categories (or determined to be of comparable quality by the Portfolio Manager) are eligible for investment

Step Three: Eligible securities are reviewed to ensure that an investment in such securities would not cause the Portfolio to exceed its diversification limits

Step Four:  The Portfolio Manager makes yield curve positioning decisions based on liquidity requirements, yield curve analysis and market expectations of future interest rates

Money market funds are highly regulated by Rule 2a-7 under the Investment Company Act of 1940, which sets forth specific maturity, quality and diversification guidelines. The Portfolio must adhere to procedures adopted by the Board of Trustees pursuant to Rule 2a-7 and to Rule 2a-7 itself. Some of these limitations include:

- QUALITY. At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio.

- MATURITY. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days.

- DIVERSIFICATION. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions.

The Portfolio may invest in U.S. dollar-denominated money market instruments including:

     -    U.S. Treasury and U.S. government agency securities

     -    fully collateralized repurchase agreements

     - bank obligations, including certificates of deposit, time deposits, and bankers' acceptances

     -    commercial paper

     -    asset-backed securities

     - variable or floating rate securities, including variable rate demand obligations

     -    short-term corporate debt securities other than commercial paper

     -    U.S. dollar-denominated foreign securities

     -    shares of other investment companies (not to exceed 10%)

     -    credit-linked notes

Some of the securities purchased may be considered illiquid and thus subject to a restriction of 10% of total assets.


The Portfolio may lend up to one third of its total assets. The Portfolio may also borrow up to 10% of its net assets (up to 25% to meet redemptions).


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                   Credit Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk


AN INVESTMENT IN THE LIQUID ASSETS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE YOU THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                  ING LIQUID ASSETS -- ANNUAL TOTAL RETURN*(1)

[ING LIQUID ASSETS BAR CHART]

1993            2.64
1994            3.70
1995            5.51
1996            5.01
1997            5.07
1998            5.13
1999            4.74
2000            6.05
2001            3.85
2002            1.43



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Merrill Lynch 3-Month U.S. Treasury Bill Index. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of U.S. Treasury Bills with initial maturities of three months.


                        AVERAGE ANNUAL TOTAL RETURN* (1)


                                      1 YEAR     5 YEAR     10 YEAR
Class I Return.....................   1.43%      4.22%      4.30%
Merrill Lynch 3-Month
  U.S. Treasury Bill
  Index............................   1.78%      4.48%      4.64%



-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
9/30/00.........        1.56%



-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
12/31/02........        0.31%



* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on January 24, 1989. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(1) ING Investment Management has managed the Portfolio since January 2, 1998. Performance prior to January 2, 1998 is attributable to different portfolio managers.



The Portfolio's 7-day yield as of December 31, 2002 was 1.06%. Call toll free 1-800-366-0066 for the Portfolio's current 7-day yield.



MORE ON THE PORTFOLIO MANAGER




ING Investments (or investment advisers acquired by ING Investments) has managed the Portfolio since August, 1996. ING Investments is engaged in the business of providing investment advice to affiliated insurance and investment companies and institutional clients, which, as of December 31, 2002, were valued at approximately $73.5 billion. The address of ING Investments is 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327. ING Investments is a subsidiary of ING Groep N.V. and is affiliated with Directed Services, Inc.



The Portfolio is managed by a team of four investment professionals led by Ms. Jennifer J. Thompson, CFA. Ms. Thompson has been employed by ING Investments as a portfolio manager since 1998. From 1992 to 1998, Ms. Thompson was employed as an analyst at Fidelity Investments.


ING MARSICO GROWTH PORTFOLIO

(FORMERLY GROWTH SERIES)


PORTFOLIO MANAGER

Marsico Capital Management, LLC ("Marsico")

INVESTMENT OBJECTIVE

Capital appreciation


PRINCIPAL INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



Marsico's investment approach generally combines "top-down" analysis of economic and social trends with "bottom-up" stock selection. Top-down analysis takes into consideration macro-economic factors such as interest rates, inflation, the regulatory environment and the global competitive landscape, as well as the most attractive global investment opportunities, industry consolidation, and other economic and social trends. Bottom-up analysis emphasizes investments in well-known, high quality companies with specific expertise or dominance, franchise durability and pricing power, solid fundamentals such as strong balance sheets, strong management, and reasonable valuations in light of projected growth rates.


If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. The Portfolio may also invest in:

     -    foreign securities (including in emerging or developing markets)

     -    forward foreign currency contracts, futures and options

     -    debt securities

     -    high-yield bonds (up to 35%) of any quality

     - from time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors



When the Portfolio Manager believes that market conditions are unfavorable for profitable investing, or it is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio may not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual--they represent the assets that remain after the Portfolio Manager has committed available assets to desirable investment opportunities. Frequency of portfolio turnover will not be a limiting factor if the Portfolio Manager considers it advantageous to purchase or sell securities. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL RISKS


The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                              Debt Securities Risk

                                 Derivative Risk

                             Foreign Investment Risk
                              Growth Investing Risk
                              High-Yield Bond Risk
                                  Manager Risk
                             Market and Company Risk
                                   Sector Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING MARSICO GROWTH -- ANNUAL TOTAL RETURN*(1)

[ING MARSICO GROWTH BAR CHART]

1999            78.13
2000           -21.99
2001           -30.23
2002           -29.57


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks.


                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                                   8/14/98
                                      1 YEAR     (INCEPTION)
Class I Return.............           (29.57)%    (5.44)%
S&P 500 Index..............           (22.09)%    (4.03)%(2)

-------------------------------
          BEST QUARTER
-------------------------------
Quarter Ended
12/31/99...............  41.31%

-------------------------------
          WORST QUARTER
-------------------------------
Quarter Ended
3/31/01..............  (24.22%)



* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(1) Marsico has managed the Portfolio since December 13, 2002. Performance prior to this date is attributable to different portfolio managers.

(2)  Index return is for the period beginning August 1, 1998.


MORE ON THE PORTFOLIO MANAGER

Marsico is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for corporations, charities, retirement plans, and individuals. As of December 31, 2002, Marsico managed approximately $14.8 billion in assets.



The following persons at Marsico are primarily responsible for the day-to-day investment decisions of the Portfolio:

       NAME                     POSITION AND RECENT BUSINESS EXPERIENCE
       ----                     ---------------------------------------
Thomas F. Marsico       Mr. Marsico is the Chairman and Chief Investment Officer
                        of Marsico Capital Management, LLC ("Marsico").

                        He founded Marsico in 1997, and has more than 22 years of investment experience. Mr. Marsico has more than 22 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr.
                        Marsico served as the portfolio manager of the Janus
                        Twenty Fund from January 31, 1988 through August 11,
                        1997 and served in the same capacity for the Janus
                        Growth and Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

James A. Hillary        Effective as of the date of this prospectus, James A.
                        Hillary joins Mr. Marsico as co-manager.

                        Mr. Hillary is Portfolio Manager and Senior Analyst with
                        Marsico. He has 14 years of experience as a securities analyst and portfolio manager, and was a founding member of Marsico. Prior to joining Marsico in 1997, Mr.
                        Hillary was a portfolio manager at W.H. Reaves, a New
                        Jersey-based money management firm. He holds a bachelor's degree from Rutgers University and a law degree from Fordham.


ING MFS MID CAP GROWTH PORTFOLIO

(FORMERLY MID-CAP GROWTH SERIES)


PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")


INVESTMENT OBJECTIVE

Long-term growth of capital



PRINCIPAL INVESTMENT STRATEGY

The Portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.


The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of the Portfolio's investment. The Index is a widely recognized, unmanaged index that consists of the 800 smallest companies in the Russell 1000 Index, which contains the 1,000 largest companies in the United States. Companies whose capitalization falls below $250 million or exceeds the top of the Russell MidCap Growth Index range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's 80% investment policy. As of December 31, 2002, the top of the Russell MidCap Growth Index was approximately $13.2 billion. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The Portfolio uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.

The Portfolio may invest up to 20% of net assets in foreign securities (including ADRs and emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts and forward foreign currency contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may also invest in options on securities, stock indexes and futures contracts.

The Portfolio may also invest in debt securities and up to 10% of its net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds

The Portfolio may establish "short positions" in specific securities or indices through short sales. In a short sale, the Portfolio borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The Portfolio must replace the security at its market value at the time of replacement.

When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                              Debt Securities Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk

                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               OTC Investment Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under our Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING MFS MID CAP GROWTH -- ANNUAL TOTAL RETURN*

[ING MFS MID CAP GROWTH BAR CHART]

1999        79.05
2000         8.18
2001       -23.62
2002       -48.80


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index and Russell 2000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

                          AVERAGE ANNUAL TOTAL RETURN*



                                                             8/14/98
                                                  1 YEAR   (INCEPTION)
Class I Return.................................  (48.80)%   (2.89)%
Russell Midcap Growth Index....................  (27.41)%   (3.56)%(1)
Russell 2000 Index.............................  (20.48)%   (0.72)%(1)


------------------------
        BEST QUARTER
------------------------
Quarter Ended
12/31/99.......  41.28%

------------------------
        WORST QUARTER
------------------------
Quarter Ended
6/30/02........  (35.83)%


* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



(1)  Index return is for the period beginning August 1, 1998.



MORE ON THE PORTFOLIO MANAGER

MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of portfolio managers comprised of David E. Sette-Ducati, an MFS Senior Vice President, and Eric B. Fischman. Messrs. Sette-Ducati and Fischman have been employed in the MFS investment management area since 1995 and 2000, respectively. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

ING MFS RESEARCH PORTFOLIO

(FORMERLY RESEARCH SERIES)


PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE


Long-term growth of capital and future income



PRINCIPAL INVESTMENT STRATEGY

The portfolio normally invests at least 80% of its assets in common stocks and related securities (such as preferred stocks, convertible stock securities and depositary receipts). The Portfolio focuses on companies that the Portfolio Manager believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.



A team of equity research analysts selects portfolio securities for the Portfolio. This team includes investment analysts employed by the Portfolio Manager and its affiliates. The team allocates the Portfolio's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the Portfolio's investment objective within their assigned industry responsibility.


The Portfolio may invest up to 20% of net assets in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date.

The Portfolio may also invest up to 10% of net assets in high-yield bonds or "junk bonds," which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by the Portfolio Manager to be comparable to lower rated bonds.

The Portfolio may also loan securities.


The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                           Convertible Securities Risk

                                 Derivative Risk

                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                               OTC Investment Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the

Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


                    ING MFS RESEARCH -- ANNUAL TOTAL RETURN*

[ING MFS RESEARCH BAR CHART]

1999    24.23
2000    -4.54
2001   -21.46
2002   -24.87


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell MidCap(R) Index. The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Russell MidCap(R) Index consists of the 800 smallest companies in the Russell 1000(R) Index.



                          AVERAGE ANNUAL TOTAL RETURN*



                                                           8/14/98
                                                1 YEAR   (INCEPTION)
Class I Return...............................  (24.87)%   (4.92)%
S&P 500 Index................................  (22.09)%   (4.03)%(1)
Russell MidCap(R)Index.......................  (16.19)%    1.60%(1)


                                ----------------
                                  BEST QUARTER
                                ----------------

Quarter Ended
12/31/99.......  21.71%

-----------------
WORST QUARTER
-----------------
Quarter Ended
9/30/01........  (19.58)%


* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


(1)  Index return is for the period beginning August 1, 1998.


MORE ON THE MANAGER

MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

            The Portfolio is managed by a team of equity analysts.

ING MFS TOTAL RETURN PORTFOLIO
(FORMERLY TOTAL RETURN SERIES)

PORTFOLIO MANAGER

Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE

Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests:


         - at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities) such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities.

         - at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.


The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The percentage limits described above are measured at the time of investment.


EQUITY PORTION. The Portfolio Manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based on fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Portfolio Manager and its group of equity research analysts.


While the Portfolio may invest in all types of equity securities, the Portfolio Manager generally purchases equity securities of companies that the Portfolio Manager believes are undervalued in the market relative to their long-term potential. The Portfolio Manager deems equity securities of companies to be undervalued if they are temporarily out of favor in the market due to any of the following:


         -        a decline in the market

         -        poor economic conditions

         - developments that have affected or may affect the issuer of the securities or the issuer's industry

         -        the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The Portfolio focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

As noted above, the Portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

         -        a fixed income stream

         - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

FIXED INCOME PORTION. The Portfolio invests in securities that pay a fixed interest rate, including:


         - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities,


         - mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the Portfolio to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the Portfolio invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the Portfolio, and

         - corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities, including lower rated securities commonly referred to as junk bonds.

In selecting fixed income investments for the Portfolio, the Portfolio Manager considers the views of its group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used as a tool in making or adjusting the Portfolio's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, the Portfolio Manager does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

The Portfolio may invest up to 20% of its assets in foreign securities, and up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities. The Portfolio may invest with no limitation in zero-coupon bonds, loan participations, mortgage pass-through securities and American Depositary Receipts.

The Portfolio may also invest in options, futures contracts, interest rate swaps and foreign currency transactions.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                         Active or Frequent Trading Risk
                                 Allocation Risk

                                    Call Risk
                           Convertible Securities Risk
                                   Credit Risk
                              Emerging Markets Risk
                             Foreign Investment Risk
                              High-Yield Bond Risk
                                   Income Risk
                               Interest Rate Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                                  Mortgage Risk
                                   Sector Risk
                           Undervalued Securities Risk

Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

ING MFS TOTAL RETURN -- ANNUAL TOTAL RETURN*

[ING MFS TOTAL RETURN BAR CHART]

1999     3.38
2000    16.50
2001     0.49
2002    -5.10


The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index comprised of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is comprised of intermediate-term U.S. government securities and investment-grade corporate debt securities.


                          AVERAGE ANNUAL TOTAL RETURN*

                                                           8/14/98
                                                1 YEAR   (INCEPTION)
Class I Return..............................    (5.10)%    4.80%
S&P 500 Index...............................   (22.09)%   (4.03)%(1)

                                ----------------
                                  BEST QUARTER
                                ----------------

Quarter Ended
9/30/00........ 7.27%

-----------------
WORST QUARTER
-----------------
Quarter Ended
9/30/02........ (8.33)%

* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(1)  Index return is for the period beginning August 1, 1998.

MORE ON THE MANAGER

MFS has managed the Portfolio since its inception. MFS is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). Net assets under management of the MFS organization were approximately $112.5 billion as of December 31, 2002. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


The Portfolio is managed by a team of portfolio managers at MFS.


ING PIMCO CORE BOND PORTFOLIO
(FORMERLY CORE BOND SERIES)


PORTFOLIO MANAGER

Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE

Maximum total return, consistent with preservation of capital and prudent investment management.


PRINCIPAL INVESTMENT STRATEGY

The portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within three to six year time frame based on the Portfolio Manager's forecast for interest rates.

The instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including Convertible, securities, preferred stock, corporate commercial paper, Yankees and

Euros; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities; event-linked bonds and loan participations; obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities; and money market instruments.

The Portfolio invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B at the time of investment or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.


PRINCIPAL RISKS

The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                  Currency Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              High Yield Bond Risk
                               Interest Rate Risk
                                 Leveraging Risk
                                 Liquidity Risk
                                  Manager Risk
                             Market and Company Risk


Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE

The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to Qualified Plans. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


ING PIMCO CORE BOND -- ANNUAL TOTAL RETURN* (1)

[ING PIMCO CORE BOND BAR CHART]

1999   -8.62
2000    0.94
2001    2.46
2002    8.68



The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to those of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the Index.


                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                           8/14/98
                                              1 YEAR     (INCEPTION)
Class I Return...............................   8.68%      2.39%
Lehman Brothers Aggregate Bond Index.........  10.25%      7.59%(2)

                                ----------------
                                  BEST QUARTER
                                ----------------

Quarter Ended
9/30/01............  5.79%

----------------
WORST QUARTER
----------------
Quarter Ended
3/31/99............  (5.01)%

* Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operations on August 14, 1998. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

(1) PIMCO has managed the Portfolio since May 1, 2001. Prior to May 1, 2001 a different portfolio manager managed the Portfolio, and the Portfolio's strategy to invest in bonds of global issuers was different.

(2)  Index return is for the period beginning August 1, 1998.


MORE ON THE PORTFOLIO MANAGER

PIMCO's address is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2002, PIMCO had approximately $304.6 billion in assets under management.


PIMCO, a Delaware limited liability company, is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG ("Allianz") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

A portfolio management team led by William H. Gross, Managing Director, Chief Investment Officer and founding partner of PIMCO, manages the Core Bond Portfolio. The portfolio management team develops and implements investment strategy for the Portfolio.

                           PORTFOLIO FEES AND EXPENSES

The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2002 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.

Your Variable Contract is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your variable contract.

SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT) There are not any fees or sales loads charged to your account when you buy or sell Portfolio shares.

                                 CLASS I SHARES
                     ANNUAL PORTFOLIO OPERATING EXPENSES(1)
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

----------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION (12b-1)       OTHER        TOTAL OPERATING
                             MANAGEMENT FEE            FEE             EXPENSES(2)       EXPENSES(4)
----------------------------------------------------------------------------------------------------------
Eagle Asset Value
Equity                           0.69%                0.00%              0.01%             0.70%(5)
----------------------------------------------------------------------------------------------------------
International                    1.00%                0.00%              0.01%             1.01%
----------------------------------------------------------------------------------------------------------
Janus Growth and Income          0.85%                0.00%              0.01%             0.86%(5)
----------------------------------------------------------------------------------------------------------
Janus Special Equity             0.85%                0.00%              0.01%             0.86%(5)
----------------------------------------------------------------------------------------------------------

JPMorgan Fleming Int'l
Enhanced EAFE                1.00%             0.00%                   0.01%(3)        1.01%
------------------------------------------------------------------------------------------------

JPMorgan Fleming Small
Cap Equity                       0.90%                0.00%              0.01%(3)          0.91%(5)
----------------------------------------------------------------------------------------------------------
Limited Maturity Bond            0.27%                0.00%              0.01%             0.28%
----------------------------------------------------------------------------------------------------------
Liquid Assets                    0.27%                0.00%              0.01%             0.28%
----------------------------------------------------------------------------------------------------------
Marsico Growth                   0.78%                0.00%              0.01%             0.79%(5)
----------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth               0.64%(4)             0.00%              0.02%             0.66%(5)
----------------------------------------------------------------------------------------------------------
MFS Research                     0.64%(4)             0.00%              0.02%             0.66%(5)
----------------------------------------------------------------------------------------------------------
MFS Total Return                 0.64%(4)             0.00%              0.02%             0.66%(5)
----------------------------------------------------------------------------------------------------------
PIMCO Core Bond                  0.66%(4)             0.00%              0.02%             0.68%
----------------------------------------------------------------------------------------------------------



(1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.



(2) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


(3) "Other Expenses" for the JPMorgan Fleming International Enhanced EAFE Portfolio and JPMorgan Fleming Small Cap Equity Portfolio are estimated because they did not have a full calendar year of operations as of December 31, 2002.


(4) DSI has voluntarily agreed to waive a portion of its management fee for the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios. Including these waivers, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2002, would have been 0.65%, 0.65%, and 0.65%, respectively. This arrangement may be discontinued by DSI at any time.



(5) A portion of the brokerage commissions that the Eagle Asset Value Equity, Janus Growth and Income, Janus Special Equity, JPMorgan Small Cap Equity, Marsico Growth, MFS Mid Cap Growth, MFS Research, and MFS Total Return Portfolios pay is used to reduce each Portfolio's expenses. Including those reductions and the MFS Voluntary Management fee waiver, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2002 would have been 0.69%, 0.83%, 0.82%, 0.88%, 0.72%, 0.59%, 0.59%, and 0.64%, respectively.


EXAMPLE. This example is intended to help you compare the cost of investing in Class I of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class I operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-----------------------------------------------------------------------------------------------
                              1 Year           3 Years           5 Years          10 Years
-----------------------------------------------------------------------------------------------
Eagle Asset Value Equity       $ 72             $ 224             $ 390            $  871
-----------------------------------------------------------------------------------------------
International                  $103             $ 322             $ 558            $ 1236
-----------------------------------------------------------------------------------------------
Janus Growth and Income        $ 88             $ 274             $ 477            $ 1061
-----------------------------------------------------------------------------------------------
Janus Special Equity           $ 88             $ 274             $ 477            $ 1061
-----------------------------------------------------------------------------------------------
JPMorgan Fleming Int'l
Enhanced EAFE                  $103             $ 322             $ 558            $ 1236
-----------------------------------------------------------------------------------------------
JPMorgan Fleming Small
Cap Equity                     $ 93             $ 290             $ 504            $ 1120
-----------------------------------------------------------------------------------------------

Limited Maturity Bond          $ 29             $  90             $ 157            $  356
-----------------------------------------------------------------------------------------------
Liquid Assets                  $ 29             $  90             $ 157            $  356
-----------------------------------------------------------------------------------------------
Marsico Growth                 $ 81             $ 252             $ 439            $  978
-----------------------------------------------------------------------------------------------
MFS Mid Cap Growth             $ 67             $ 211             $ 368            $  822
-----------------------------------------------------------------------------------------------
MFS Research                   $ 67             $ 211             $ 368            $  822
-----------------------------------------------------------------------------------------------
MFS Total Return               $ 67             $ 211             $ 368            $  822
-----------------------------------------------------------------------------------------------
PIMCO Core Bond                $ 69             $ 218             $ 379            $  847
-----------------------------------------------------------------------------------------------


                           SUMMARY OF PRINCIPAL RISKS


THE VALUE OF YOUR INVESTMENT IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MAY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS." THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTIONS OF THE PORTFOLIOS AND ARE DESCRIBED IN THIS SECTION. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPAL RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.



ACTIVE OR FREQUENT TRADING RISK. A Portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a Portfolio's performance.



ALLOCATION RISK. A Portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a Portfolio Manager. A Portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.


CLOSED-END INVESTMENT COMPANY RISK. When a Portfolio invests in closed-end investment companies, the Portfolio indirectly pays a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.


CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a Portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's assets.


DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.


DERIVATIVE RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.



DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940
Act), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.



EMERGING MARKETS RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.


HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.


INCOME RISK. A portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.

INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of a Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.



MANAGER RISK. A Portfolio Manager will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio's objective, and a Portfolio Manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.



MARKET AND COMPANY RISK. The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.



MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a Portfolio invests.



MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.


MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.


MORTGAGE RISK. A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because a Portfolio will have to reinvest that money at the lower prevailing interest rates.


OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.


To the extent that a Portfolio invests significantly in one geographic region or country, a Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.



REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



SECTOR RISK. A Portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a Portfolio than it would on a portfolio that has securities representing a broader range of investments.



SHORT SALES RISK. A Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because a Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the Portfolio Manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.


SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.


SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not produce the anticipated result.

UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A Portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A Portfolio Manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.



VALUE INVESTING RISK. A particular risk of a Portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.


                                MORE INFORMATION

PERCENTAGE AND RATING LIMITATION


Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



A WORD ABOUT PORTFOLIO DIVERSITY



Each Portfolio in this Prospectus, unless specifically noted under a Portfolio's principal investment strategy, is diversified, as defined in the Investment Company Act of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under the Portfolio's principal investment strategy, is fundamental. In addition, investment restrictions are fundamental if so designated in this Prospectus or Statement of Additional Information. This means they may not be modified or changed without a vote of the shareholders.



ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS



The Statement of Additional is made a part of this Prospectus. It identifies Information investment restrictions, more detailed risk descriptions, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website: http://www.sec.gov.



NON-FUNDAMENTAL INVESTMENT POLICIES



Certain Portfolios have adopted non-fundamental investment policies to invest the assets of the Portfolio in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the Statement of Additional Information.



TEMPORARY DEFENSIVE POSITIONS



A Portfolio Manager may depart from a Portfolio's principal investment strategies by temporarily investing for defensive purposes when a Portfolio Manager believes that adverse market, economic, political or other conditions may affect a Portfolio. Instead, the Portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others. While a Portfolio invests defensively, it may not be able to pursue its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a Portfolio may engage, unless specifically noted under a Portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.

INDEPENDENT AUDITORS



Ernst & Young LLP, located at Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103.



ADMINISTRATIVE SERVICES



In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the Portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. DSI also ensures that the Portfolios operate in compliance with applicable legal requirements and monitors the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a Portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.



The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the portfolio managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.



DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Portfolio Managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.


PORTFOLIO DISTRIBUTION

DSI is the principal underwriter and distributor of each Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASS OF SHARES


Effective May 1, 2002, the Trust's shares were classified into Adviser Class (Class A), Institutional Class (Class I), and Service Class (Class S). The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered by this Prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.


                         OVERALL MANAGEMENT OF THE TRUST

THE ADVISER


Directed Services, Inc. ("DSI"), A New York corporation, is the adviser to the Trust. As of December 31, 2002, DSI managed approximately $9.9 billion in registered investment company assets. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer.



DSI, subject to the supervision of the Board of Trustees of the Trust, (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, DSI delegates to each Portfolio Manager the responsibility for investment management, subject to DSI's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement Portfolio Managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated Portfolio Manager without submitting the contract to a vote of the Portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a Portfolio Manager of the Trust. In this event, the name of the Portfolio and its investment strategies may also change.



DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios.


ADVISORY FEE


The Trust pays DSI a management fee, payable monthly, based on the average daily net assets of a Portfolio (or the combined net assets of two or more Portfolios).


MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:



-------------------------------------------------------------------------
                                          FEE PAID TO ADVISER DURING 2002
               PORTFOLIO                  (AS A PERCENTAGE OF AVERAGE NET
-------------------------------------------------------------------------
Eagle Asset Value Equity                               0.69%
International                                          1.00%
Janus Growth and Income                                0.85%
Janus Special Equity                                   0.85%
JPMorgan Fleming Int'l Enhanced EAFE***                1.00%
JPMorgan Fleming Small Cap Equity***                   0.90%
Limited Maturity Bond                                  0.27%
Liquid Assets                                          0.27%
Marsico Growth*                                        0.78%
MFS Mid Cap Growth**                                   0.63%
MFS Research**                                         0.63%
MFS Total Return**                                     0.64%
PIMCO Core Bond                                        0.66%
-------------------------------------------------------------------------

* DSI voluntarily waived 0.05% of its management fee for the Marsico Growth Portfolio for assets in excess of $1.3 billion through December 31, 2002.



** For the year ended December 31, 2002, DSI voluntarily waived a portion of its management fee for MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios to .01% for each Portfolio.



***  Annualized



     DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.


                                   SHARE PRICE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


The Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.


                             TAXES AND DISTRIBUTIONS


Each Portfolio of the Trust distributes its net investment income, if any, on its outstanding shares annually, except that net investment income of the ING Liquid Assets Portfolio is declared as a dividend daily and paid monthly and the ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any Portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any Portfolio will automatically be reinvested in additional shares of that Portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a Portfolio other than the ING Liquid Assets Portfolio will reduce the per share net asset value by the per share amount paid.



Each Portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed. It is each Portfolio's intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.



The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.


                              FINANCIAL HIGHLIGHTS


Because the Class I shares of the Portfolios did not commence operations until 2003, audited financial highlights for the Portfolios are not available.

TO OBTAIN MORE INFORMATION


A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.



Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year.



To obtain a free copy of these documents or to make inquiries about the portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800)-366-0066.



Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202)-942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



THE ING INVESTORS TRUST TRUSTEES



Paul S. Doherty

J. Michael Earley

R. Barbara Gitenstein

Walter H. May

Thomas J. McInerney

Jock Patton

David W.C. Putnam

Blaine E. Rieke

John G. Turner

Roger B. Vincent

Richard A. Wedemeyer


[ING INVESTORS TRUST LOGO]

05/01/03                                                   SEC File No. 811-5629

ING INVESTORS TRUST
(FORMERLY THE GCG TRUST)

PROSPECTUS
MAY 1, 2003
INSTITUTIONAL CLASS

                      BALANCED FUNDS
                         ING T. Rowe Price Capital Appreciation Portfolio ING UBS U.S. Balanced Portfolio



                      STOCK FUNDS
                          ING AIM Mid Cap Growth Portfolio
                          ING Alliance Mid Cap Growth Portfolio
                          ING Capital Guardian Large Cap Value Portfolio ING Capital Guardian Small Cap Portfolio
                          ING FMR(SM) Diversified Mid Cap Portfolio
                          ING Goldman Sachs Internet Tollkeeper(SM)
                          ING Hard Assets Portfolio
                          ING Jennison Equity Opportunities Portfolio
                          ING Mercury Focus Value Portfolio
                          ING Mercury Fundamental Growth Portfolio
                          ING Salomon Brothers All Cap Portfolio
                          ING Salomon Brothers Investors Portfolio
                          ING T. Rowe Price Equity Income Portfolio
                          ING Van Kampen Equity Growth Portfolio
                          ING Van Kampen Growth and Income Portfolio
                          ING Van Kampen Real Estate Portfolio

                          INTERNATIONAL/GLOBAL
                          ING Capital Guardian Managed Global Portfolio ING Developing World Portfolio
                          ING Van Kampen Global Franchise Portfolio

                      Goldman Sachs Internet Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.


Attached by the Company on the issue date of this Rider.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN
ALL JURISDICTIONS, UNDER ALL
VARIABLE CONTRACTS OR UNDER ALL PLANS

                                                                      [ING LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

      IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, WE REFER TO THE ING INVESTORS TRUST AS "THE TRUST," AND TO A PORTFOLIO OF THE TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."


                                                                            PAGE
INTRODUCTION
ING Investors Trust ......................................................     1
Investment Adviser .......................................................     1
Portfolios and Portfolio Managers ........................................     1
Class of Shares ..........................................................     1
Investing through your Variable Contract or Qualified Plan ...............     1
Why Reading this Prospectus is Important .................................     1

DESCRIPTION OF THE PORTFOLIOS
    ING AIM Mid Cap Growth ...............................................     2
    ING Alliance Mid Cap Growth ..........................................     5
    ING Capital Guardian Large Cap .......................................     8
    ING Capital Guardian Managed Global ..................................    10
    ING Capital Guardian Small Cap .......................................    14
    ING Developing World .................................................    17
    ING FMR(SM) Diversified Mid Cap ......................................    20
    ING Goldman Sachs Internet Tollkeeper(SM) ............................    23
    ING Hard Assets ......................................................    27
    ING Jennison Equity Opportunities ....................................    31
    ING Mercury Focus Value ..............................................    34
    ING Mercury Fundamental Growth .......................................    36
    ING Salomon Brothers All Cap .........................................    38
    ING Salomon Brothers Investors .......................................    41
    ING T. Rowe Price Capital Appreciation ...............................    44
    ING T. Rowe Price Equity Income ......................................    48
    ING UBS U.S. Balanced ................................................    50
    ING Van Kampen Equity Growth .........................................    53
    ING Van Kampen Global Franchise ......................................    55
    ING Van Kampen Growth and Income .....................................    56
    ING Van Kampen Real Estate ...........................................    59

PORTFOLIO FEES AND EXPENSES ..............................................    61

SUMMARY OF PRINCIPAL RISKS ...............................................    64

MORE INFORMATION
    Percentage and Rating Limitations ....................................    69
    A Word about Portfolio Diversity .....................................    69
    Additional Information about the Portfolios ..........................    69
    Non-Fundamental Investment Policies ..................................    69
    Temporary Defensive Positions ........................................    69
    Independent Auditors .................................................    69
    Administrative Services ..............................................    70
    Portfolio Distribution ...............................................    70
    Class of Shares ......................................................    70

OVERALL MANAGEMENT OF THE TRUST
    The Adviser ..........................................................    71
    Advisory Fee .........................................................    71
SHARE PRICE ..............................................................    72
TAXES AND DISTRIBUTIONS ..................................................    73
FINANCIAL HIGHLIGHTS .....................................................    73
TO OBTAIN MORE INFORMATION ...............................................  Back
ING INVESTORS TRUST TRUSTEES .............................................  Back


AN INVESTMENT IN ANY PORTFOLIO OF THE TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------





ING INVESTORS
TRUST The ING Investors Trust (the "Trust") is an open-end management investment company. The Trust is a group of mutual funds (referred to individually as a "Portfolio" and collectively, as the "Portfolios"). Not all of the Portfolios are offered in this prospectus.



INVESTMENT
ADVISER Directed Services, Inc. ("DSI") is the investment adviser of each Portfolio, and each Portfolio has a sub-adviser referred to herein as a "Portfolio Manager". DSI is a wholly-owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.



PORTFOLIOS AND
PORTFOLIO
MANAGERS            ING AIM Mid Cap Growth Portfolio -- A I M Capital
                    Management, Inc.
                    ING Alliance Mid Cap Growth Portfolio -- Alliance Capital Management L.P.
                    ING Capital Guardian Large Cap Value Portfolio -- Capital Guardian Trust Company
                    ING Capital Guardian Managed Global Portfolio -- Capital Guardian Trust Company
                    ING Capital Guardian Small Cap Portfolio -- Capital Guardian Trust Company
                    ING Developing World Portfolio -- Baring International Investment Limited
                    ING FMR(SM) Diversified Mid Cap Portfolio -- Fidelity Management & Research Company
                    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio -- Goldman Sachs Asset Management, L.P.
                    ING Hard Assets Portfolio -- Baring International Investment Limited
                    ING Jennison Equity Opportunities Portfolio -- Jennison Associates LLC
                    ING Mercury Focus Value Portfolio -- Mercury Advisors
                    ING Mercury Fundamental Growth Portfolio -- Mercury Advisors ING Salomon Brothers All Cap Portfolio -- Salomon Brothers Asset Management Inc.
                    ING Salomon Brothers Investors Portfolio -- Salomon Brothers Asset Management Inc.
                    ING T. Rowe Price Capital Appreciation Portfolio -- T. Rowe Price Associates, Inc.
                    ING T. Rowe Price Equity Income Portfolio -- T. Rowe Price Associates, Inc.
                    ING UBS U.S. Balanced Portfolio -- UBS Global Asset Management (Americas) Inc.
                    ING Van Kampen Equity Growth Portfolio -- Van Kampen
                    ING Van Kampen Global Franchise Portfolio -- Van Kampen
                    ING Van Kampen Growth and Income Portfolio -- Van Kampen
                    ING Van Kampen Real Estate Portfolio -- Van Kampen






CLASS OF SHARES     Pursuant to a multiple class plan, each Portfolio offers
                    three classes of shares. This Prospectus relates only to the Institutional Class (Class I) shares of the Trust. For more information about share classes, please refer to the section of this prospectus entitled "Class of Shares."


INVESTING
THROUGH YOUR
VARIABLE
CONTRACT OR
QUALIFIED PLAN      Shares of the Portfolios of the Trust may be offered to
                    segregated asset accounts ("Separate Accounts") of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable
                    Contracts"). Shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Variable Contract and to certain investment advisers and their affiliates.


WHY READING
THIS PROSPECTUS
IS IMPORTANT        This prospectus explains the investment objective, strategy, and risks of each of the Portfolios of the Trust offered in this prospectus. Reading the prospectus will help you to decide whether a Portfolio is the right investment for you.
                    You should keep this prospectus for future reference.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


ING AIM MID CAP GROWTH PORTFOLIO
(FORMERLY STRATEGIC EQUITY SERIES)


PORTFOLIO
MANAGER             A I M Capital Management, Inc. ("AIM Capital")


INVESTMENT
OBJECTIVE           Capital appreciation


PRINCIPAL
INVESTMENT
STRATEGY The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of mid-capitalization companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as debt securities and synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell MidCap(R) Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000(R) Index. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These companies are considered representative of medium-sized companies. Under normal conditions, the top 10 holdings may comprise up to 40% of the Portfolio's total assets.


                    The Portfolio may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the Portfolio may also hold a portion of its assets in cash or cash equivalents. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.


                    The portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth. The portfolio managers consider whether to sell a particular security when any of those factors materially change.



                    The Portfolio may also loan up to 33 1/3% of its total assets.


                    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Portfolio may not achieve its investment objective.

                    The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the Portfolio does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                  Active or Frequent Trading Risk
                                    Convertible Securities Risk
                                          Derivative Risk
                                      Foreign Investment Risk
                                       Growth Investing Risk
                                           Manager Risk
                                      Market and Company Risk
                                       Mid-Cap Company Risk


                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


                ING AIM MID CAP GROWTH-- ANNUAL TOTAL RETURN* (1)


[BAR CHART]

1996              19.39
1997              23.16
1998               0.84
1999              56.24
2000             -12.45
2001             -21.17
2002             -31.69

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


                        AVERAGE ANNUAL TOTAL RETURN *(1)


                                                   1 YEAR     5 YEAR     10/2/95
                                                                       (INCEPTION)
               Class I Return .................    (31.69)%   (5.77)%     1.27%
               Russell Midcap Growth Index ....    (27.41)%   (1.82)%     4.10%(2)



                            BEST QUARTER
                            Quarter Ended
                            12/31/99.......39.19%



                            WORST QUARTER
                            Quarter Ended
                            9/30/01........(30.66)%



            * Class I commenced operations in 2003 and therefore does not have performance for 2002. The performance information presented above is as of December 31 for each year. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced October 2, 1995. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



            (1) AIM Capital has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


            (2)   Index return is for the period beginning October 1, 1995.



MORE ON THE
PORTFOLIO
MANAGER             A I M Capital has managed the Portfolio since March 1, 1999.
                    AIM Capital is an indirect subsidiary of AMVESCAP, one of the world's largest independent investment companies. As of December 31, 2002, AIM Capital and its immediate parent, A I M Advisors, Inc., managed approximately $124 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                    The following persons at AIM Capital are primarily responsible for the day-to-day investment decisions of the
                    Portfolio:

                    NAME               POSITION AND RECENT BUSINESS EXPERIENCE
                    ----               ---------------------------------------


                    Karl Farmer        Portfolio Manager

                                       Mr. Farmer has been associated with AIM
                                       Capital and its affiliates since 1998.
                                       Prior to 1998, Mr. Farmer spent six years as a pension actuary with William M. Mercer, Inc., focusing on retirement plans and other benefit programs.



                    Jay K. Rushin      Portfolio Manager

                                       Mr. Rushin has been associated with AIM
                                       Capital from 1998 to the present and 1994 to 1996. During the period of 1996 to 1998, Mr. Rushin worked as an associate equity analyst at Prudential Securities.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



ING ALLIANCE MID CAP GROWTH PORTFOLIO
(FORMERLY CAPITAL GROWTH SERIES)


PORTFOLIO
MANAGER             Alliance Capital Management L.P. ("Alliance Capital")


INVESTMENT
OBJECTIVE           Long-term total return

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks of middle capitalization companies. The Portfolio normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. The Portfolio also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Portfolio may invest without limit in foreign securities. The Portfolio generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

                    The Portfolio also may:

                    - write exchange-traded covered call options on up to 25% of its total assets;

                    - make secured loans on portfolio securities of up to 25% of its total assets;

                    - enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and

                    - enter into futures contracts on securities indexes and options on such futures contracts

PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                    Convertible Securities Risk
                                          Derivative Risk
                                      Foreign Investment Risk
                                       Growth Investing Risk
                                           Manager Risk
                                      Market and Company Risk
                                       Mid-Cap Company Risk
                                            Sector Risk
                                      Securities Leading Risk

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


             ING ALLIANCE MID CAP GROWTH-- ANNUAL TOTAL RETURN* (1)

[BAR CHART]

1999             25.56
2000            -17.12
2001            -13.73
2002            -30.04

                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                        AVERAGE ANNUAL TOTAL RETURN* (1)

                                                              1 YEAR      8/14/98
                                                                        (INCEPTION)
               Class I Return ............................    (30.04)%   (8.06)%
               Russell Midcap Growth Index ...............    (27.41)%   (3.56)%(2)

                             BEST QUARTER
                             Quarter Ended
                             12/31/99.......25.08%

                             WORST QUARTER
                             Quarter Ended
                             9/30/01........(26.22)%

               * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced on August 18, 1998. Class S

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                    shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.



               (1) Alliance Capital has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


               (2)  Index return is for the period beginning August 1, 1998.


MORE ON THE
PORTFOLIO
MANAGER Alliance Capital is a leading global investment management firm supervising client accounts with assets as of December 31, 2002, totaling approximately $289 billion. Alliance Capital provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.



                    Alliance Capital, a registered investment adviser, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2002, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.7% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2002, AXA Financial, together with certain of its other wholly-owned subsidiaries, beneficially owned approximately 1.9% of the outstanding Alliance Holding Units and 54.6% of the outstanding Alliance Units. AXA Financial is a Delaware corporation whose shares are traded on the NYSE. AXA Financial is a wholly-owned subsidiary of AXA, an international financial services company.


                    The following person at Alliance Capital is primarily responsible for the day-to-day investment decisions of the
                    Portfolio:

                    NAME                POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                ---------------------------------------

                    Catherine Wood      Senior Vice President and Portfolio
                                        Manager, Alliance Capital, and Chief
                                        Investment Officer, Regent Investor
                                        Services, a division of Alliance
                                        Capital.

                                        Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management where she was a General Partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a Director and Portfolio Manager, Equity Research Analyst and Chief Economist.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO
(FORMERLY LARGE CAP VALUE SERIES)



PORTFOLIO
MANAGER             Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT
OBJECTIVE           Long-term growth of capital and income






PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.



                    In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts. The Portfolio may invest a portion of its assets in debt securities and cash equivalents. The Portfolio may also engage in hedging transactions including put and call options on securities, financial futures contracts, including stock index futures, and interest rate and currency.

                    The Portfolio may also lend up to one third of its total assets.


PRINCIPAL
RISKS              The principal risks of investing in the Portfolio and the
                    circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                         Derivative Risk
                                      Growth Investing Risk
                                          Manager Risk
                                     Market and Company Risk





                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

           ING CAPITAL GUARDIAN LARGE CAP VALUE-- ANNUAL TOTAL RETURN*

[BAR CHART]

2001           -3.62
2002          -23.79


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.


                          AVERAGE ANNUAL TOTAL RETURN*


                                                               1 YEAR      2/1/00
                                                                         (INCEPTION)
               Class I Return...............................  (23.79)%    (7.99)%
               S&P 500 Index................................  (22.09)%   (13.41)%


                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/01.......16.93%


                                  WORST QUARTER
                                  Quarter Ended
                                  9/30/02........(19.48)%


                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced February 1, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

MORE ON THE
PORTFOLIO
MANAGER Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed over $105.4 billion in assets as of December 31, 2002.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


                    NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                  ---------------------------------------
                    Karen A. Miller       Ms. Miller is a Senior Vice President
                                          and Director of Capital International
                                          Research, Inc., with portfolio
                                          management responsibilities for
                                          Capital Guardian Trust Company. She
                                          joined the Capital Guardian
                                          Organization in 1990 where she served
                                          in various portfolio management
                                          positions.

                    Michael R. Erickson   Mr. Erickson is a Senior Vice
                                          President and Portfolio Manager. He
                                          joined the Capital Guardian
                                          organization in 1987 where he served
                                          in various capacities.

                    David Fisher          Mr. Fisher is Chairman of the Board of
                                          Capital Guardian Group International,
                                          Inc. and Capital Guardian. He joined
                                          the Capital Guardian organization in
                                          1969 where he served in various
                                          portfolio management positions.

                    Theodore Samuels      Mr. Samuels is a Senior Vice President
                                          and Director for Capital Guardian, as
                                          well as a Director of Capital
                                          International Research, Inc. He joined
                                          the Capital Guardian organization in
                                          1981 where he served in various
                                          portfolio management positions.

                    Eugene P. Stein       Mr. Stein is Executive Vice President,
                                          a Director, a portfolio manager, and
                                          Chairman of the Investment Committee
                                          for Capital Guardian. He joined the
                                          Capital Guardian organization in 1972
                                          where he served in various portfolio
                                          manager positions.

                    Terry Berkemeier      Mr. Berkemeier is a Vice President of
                                          Capital International Research, Inc.
                                          with U.S. equity portfolio management
                                          responsibility in Capital Guardian. He
                                          joined the Capital Guardian
                                          organization in 1992.

                    Alan J. Wilson        Mr. Wilson is an Executive Vice
                                          President and U.S. Research Director
                                          for Capital International Research,
                                          Inc. (CIRI). He is also an investment
                                          analyst for CIRI with portfolio
                                          management responsibilities,
                                          specializing in U.S. oil services and
                                          household products. He also serves as
                                          Vice President and a Director of
                                          Capital Guardian Trust Company. Prior
                                          to joining the organization in 1991,
                                          Mr. Wilson was a consultant with the
                                          Texas Eastern Corporation.



ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
(FORMERLY MANAGED GLOBAL SERIES)


PORTFOLIO
MANAGER             Capital Guardian Trust Company ("Capital Guardian")

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



INVESTMENT
OBJECTIVE           Capital appreciation. Current income is only an incidental consideration.

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

                    In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in debt securities, cash or money market instruments.

                    The Portfolio may invest in any type of company, large or small, with earnings that show a relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued. The Portfolio may also invest in small and relatively less well known companies.

                    The Portfolio may write covered put and call options on securities and indexes, purchase and sell futures contracts, and enter into foreign currency transactions. The Portfolio may also engage in short sales (up to 25% of total assets) and borrow up to 10% of total assets (up to 25% to meet redemptions).

PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                   Active or Frequent Trading Risk
                                           Derivative Risk
                                        Diversification Risk
                                        Emerging Market Risk
                                       Foreign Investment Risk
                                            Manager Risk
                                       Market and Company Risk
                                        Mid-Cap Company Risk
                                          Short Sales Risk
                                         Small Company Risk


                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

         ING CAPITAL GUARDIAN MANAGED GLOBAL -- ANNUAL TOTAL RETURN* (1)

[BAR CHART]

1993              6.59
1994            -13.21
1995              7.56
1996             12.27
1997             12.17
1998             29.31
1999             63.30
2000            -14.56
2001            -11.91
2002            -20.18

                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International All Country World Free Index ("MSCI All Country World Free Index"). The MSCI All Country World Free Index is an unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

                         AVERAGE ANNUAL TOTAL RETURN*(1)

                                                  1 YEAR      5 YEAR     10 YEAR
               Class I Return ...............     (20.18)%     4.88%       4.74%
               MSCI All Country World
                  Free Index ................     (18.98)%    (1.94)%      6.34%

                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/99..........47.69%

                                  WORST QUARTER
                                  Quarter Ended
                                  9/30/02..........(20.00)%

                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                    (1) Capital Guardian has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.


MORE ON THE
PORTFOLIO
MANAGER Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc. which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    services since 1968 and managed over $105.4 billion in assets as of December 31, 2002.

                    The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


                    NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                  ---------------------------------------
                    David I. Fisher       Mr. Fisher is Chairman of the Board
                                          of Capital Group International, Inc.
                                          with portfolio management
                                          responsibilities for Capital Guardian
                                          Trust Company, and joined the Capital
                                          Guardian Trust organization in 1969.

                    Eugene P. Stein       Mr. Stein is an Executive Vice
                                          President of Capital Guardian Trust
                                          Company, and joined the Capital
                                          Guardian Trust Company organization in
                                          1972.

                    Christopher A. Reed   Mr. Reed is a Vice President of
                                          Capital International Research, Inc.
                                          with portfolio management
                                          responsibilities for Capital Guardian
                                          Trust Company, and joined the Capital
                                          Guardian Trust Company organization in
                                          1993.

                    Michael R. Erickson   Mr. Erickson is a Senior Vice
                                          President and portfolio manager for
                                          Capital Guardian Trust Company, and
                                          joined the Capital Guardian Trust
                                          Company organization in 1986.

                    Richard N. Havas      Mr. Havas is a Senior Vice President
                                          and a portfolio manager with research
                                          responsibilities for the Capital
                                          Guardian Trust Company, and joined the
                                          Capital Guardian Trust Company
                                          organization in 1985.

                    Nancy J. Kyle         Ms. Kyle is a Senior Vice President of
                                          Capital Guardian Trust Company, and
                                          joined the Capital Guardian Trust
                                          Company organization in 1990.

                    Lionel M. Sauvage     Mr. Sauvage is a Senior Vice President
                                          of Capital Guardian Trust Company, and
                                          joined the Capital Guardian Trust
                                          Company organization in 1986.

                    Nilly Sikorsky        Ms. Sikorsky is Chairman of Capital
                                          International S.A, Vice Chairman of
                                          Capital International Limited, a
                                          Director of The Capital Group
                                          Companies, Inc. and Managing
                                          Director-Europe of Capital Group
                                          International, Inc. She is a Portfolio
                                          Manager, and she joined Capital
                                          Guardian Trust Company in 1962.

                    Rudolf M. Staehelin   Mr. Staehelin is a Senior Vice
                                          President and Director of Capital
                                          International Research, Inc. with
                                          portfolio management responsibilities
                                          for Capital Guardian Trust Company,
                                          and joined the Capital Guardian Trust
                                          Company organization in 1981.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
(FORMERLY CAPITAL GUARDIAN SMALL CAP SERIES)


PORTFOLIO
MANAGER             Capital Guardian Trust Company ("Capital Guardian")

INVESTMENT
OBJECTIVE           Long-term capital appreciation





PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies. The Portfolio Manager considers small cap companies to be companies that have total market capitalization within the range of companies included in the:


                           -   Russell 2000 Index
                           -   Standard & Poor's SmallCap 600 Index

                    Both indexes are broad indexes of small capitalization stocks. As of December 31, 2002, the range of the market capitalizations of companies included in the Russell 2000 Index was $8 million to $2.4 billion, the range of the market capitalizations of companies included in the S&P SmallCap 600 Index was $39 million to $2.7 billion, and the combined range was $8 million to $2.7 billion. The Portfolio may invest up to 20% of its assets in companies outside this combined range, measured at the time of investment.

                    Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights.

                    The Portfolio invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market but may also invest in foreign companies. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit volume growth rate.

                    The Portfolio may engage in derivatives, including interest rate and securities index futures contracts and options on such futures contracts. The Portfolio may also enter into currency-related transactions including, currency futures and forward contracts and options on currencies.


                    The Portfolio may also enter into short sales, lend its securities and borrow up to 10% of its net assets (up to 25% to meet redemptions).



                    The Portfolio may also invest a portion of its assets in money market instruments and repurchase agreements. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.



PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                           Derivative Risk
                                            Manager Risk
                                       Market and Company Risk
                                        Mid-Cap Company Risk
                                         OTC Investment Risk
                                          Short Sales Risk
                                         Small Company Risk


                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


            ING CAPITAL GUARDIAN SMALL CAP-- ANNUAL TOTAL RETURN* (1)

[BAR CHART]

1996              20.10
1997              10.32
1998              20.98
1999              50.61
2000             -18.17
2001              -1.56
2002             -25.43

                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 2000 Index and the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"). The Russell 2000 Index is an unmanaged equity index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies based upon total market capitalization. The S&P SmallCap 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    representation.


                        AVERAGE ANNUAL TOTAL RETURN* (1)


                                               1 YEAR      5 YEAR      1/3/96
                                                                     (INCEPTION)
              Class I Return .............     (25.43)%     1.82%       5.46%
              Russell 2000 Index .........     (20.48)%    (1.36)%      4.17%(2)
              S&P SmallCap
                 600 Index ...............     (14.63)%     2.44%       8.04%(2)



                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/99 .......33.90%

                                 WORST QUARTER
                                 Quarter Ended
                                 9/30/01...........(25.89)%

                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced January 3, 1996. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                    (1) Capital Guardian has managed the Portfolio since February 1, 2000. Performance prior to February 1, 2000 is attributable to a different portfolio manager.


                    (2) Index return is for the period beginning January 1, 1996.



MORE ON THE
PORTFOLIO
MANAGER Capital Guardian, located at 333 South Hope Street, Los Angeles, CA 90071, began management of the Portfolio on February 1, 2000. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is located at the same address as Capital Guardian. Capital Guardian has been providing investment management services since 1968 and managed $105.4 billion in assets as of December 31, 2002.


                    The following persons at Capital Guardian are primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


                    NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                  ---------------------------------------
                    Michael R. Ericksen   Mr. Ericksen is a Senior Vice President
                                          and portfolio manager for Capital
                                          Guardian Trust Company, and joined the
                                          Capital Guardian Trust organization in
                                          1986.

                    James S. Kang         Mr. Kang is a Vice President for
                                          Capital International Research, Inc.
                                          with research and portfolio management
                                          responsibilities with Capital Guardian
                                          Trust Company, and joined the Capital
                                          Guardian Trust Company organization in
                                          1987.

                    Robert G. Kirby       Mr. Kirby is a Chairman Emeritus and a
                                          portfolio manager of Capital Guardian
                                          Trust Company, and was a founding
                                          officer of the Capital Guardian Trust
                                          Company organization in 1968.

                    Karen A. Miller       Ms. Miller is a Senior Vice President
                                          and Director of Capital International
                                          Research, Inc. with portfolio
                                          management responsibilities for
                                          Capital Guardian Trust Company, and

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                                          joined the Capital Guardian Trust
                                          Company organization in 1990.

                    Lawrence R. Solomon   Mr. Solomon is a Senior Vice President
                                          and Director of Capital International
                                          Research, Inc. with portfolio
                                          management responsibilities for
                                          Capital Guardian Trust Company. He
                                          joined the Capital Guardian Trust
                                          Company organization in 1984.

                    Kathryn M. Peters     Ms. Peters is a Vice President and U.S.
                                          Small Capitalization Equity portfolio
                                          manager for Capital International
                                          Research, Inc. Prior to joining the
                                          organization in 2001, Ms. Peters was a
                                          portfolio manager and principal with
                                          Montgomery Asset Management, LLC.




ING DEVELOPING WORLD PORTFOLIO
(FORMERLY DEVELOPING WORLD SERIES)


PORTFOLIO
MANAGER             Baring International Investment Limited ("Baring
                    International")

INVESTMENT
OBJECTIVE           Capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests primarily in the equity securities of companies in "emerging market countries." The Portfolio normally invests in at least six emerging market countries with no more than 35% of its assets in any one country, measured at the time of investment. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging Market Index or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication. As of the date of this prospectus, the Portfolio Manager considers the following to be emerging market countries:

                    LATIN AMERICA           ASIA             EUROPE             MIDDLE EAST
                    Argentina               Bangladesh       Croatia            Africa
                    Brazil                  China            Czech Republic     Egypt
                    Chile                   Hong Kong*       Estonia            Ghana
                    Colombia                India            Hungary            Israel
                    Costa Rica              Indonesia        Poland             Ivory Coast
                    Jamaica                 Korea            Russia             Jordan
                    Mexico                  Malaysia         Turkey             Kenya
                    Peru                    Pakistan                            Morocco
                    Trinidad and Tobago     Philippines                         Nigeria
                    Uruguay                 Sri Lanka                           South Africa
                    Venezuela               Taiwan                              Tunisia
                                            Thailand                            Zimbabwe
                                            Vietnam

                    * Includes Chinese companies that are quoted on the Hong Kong Stock Exchange.


                    Other countries may be recognized as emerging market countries, including countries that meet the International Finance Corporation definition of an emerging market country (those countries where the Gross Domestic Product is less than U.S. $10,000 a year per capita), countries included in the Morgan Stanley Emerging Markets Free

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    Index and other countries that satisfy the definition of an emerging market country that are not currently included in the Index.

                    The Portfolio Manager's philosophy is based on the belief that superior long-term results come from identifying unrecognized growth investment opportunities in countries and companies.

                    The Portfolio Manager's investment process seeks to deliver superior risk-adjusted returns by evaluating key investment drivers at both the country and company level.

                    As a result of in-depth research into the key drivers of emerging market performance, the Portfolio Manager has defined a disciplined investment framework consisting of five critical drivers -- Growth, Liquidity, Currency, Management and Valuation. Structured fundamental research takes place at the country and company level using the discipline of the investment framework. The research focuses on the key factors behind each of the five drivers. For example, with regards to growth, the Portfolio Manager focuses on the quality and direction of GDP growth in a country or the potential for earnings surprise at the company level. It is the structured fundamental research that drives both the country and company selection decision making.


                    Equity securities in which the Portfolio invests are primarily common stocks, and can also include preferred stocks and American and Global depositary receipts but may also include other types of equity and equity derivative securities. The Portfolio may invest a portion of its assets in debt securities and cash equivalents, invest in securities of other investment companies, and invest 10% in debt securities rated below investment-grade.



                    The Portfolio may engage in derivatives. The Portfolio may purchase and write put and call options on securities, currencies and stock market indexes. The Portfolio may also engage in swaps, futures contracts and related options and may enter into forward currency contracts (up to 33 1/3% of its total assets).


                    The Portfolio may also lend up to 30% of its net assets and borrow up to 33 1/3% of its net assets.


PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                         Derivative Risk
                                      Emerging Market Risk
                                     Foreign Investment Risk
                                      Growth Investing Risk
                                      High-Yield Bond Risk
                                          Manager Risk
                                     Market and Company Risk


                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                 ING DEVELOPING WORLD -- ANNUAL TOTAL RETURN* (1)

[BAR CHART]

1999              61.66
2000             -33.79
2001              -5.25
2002             -10.70


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Emerging Markets Free Index"). The MSCI Emerging Markets Free Index is an unmanaged index that is comprised of equity securities in emerging markets.


                        AVERAGE ANNUAL TOTAL RETURN* (1)

                                                              1 YEAR      2/18/98
                                                                        (INCEPTION)
           Class I Return.................................    (10.70)%    (7.97)%
           MSCI Emerging Markets
              Free Index..................................     (6.00)%    (5.08)%(2)


                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/99.......31.50%

                                  WORST QUARTER
                                  Quarter Ended
                                  9/30/01........(22.80)%

                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced February 18, 1998. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                    (1) Baring International has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.


                    (2) Index return is for the period beginning February 1, 1998.

MORE ON THE
PORTFOLIO
MANAGER Baring International is a subsidiary of Baring Asset Management Holdings Limited ("Baring Asset Management"). Baring Asset Management is the parent of the worldwide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in The Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.


                    Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.


                    The Portfolio is managed by a team of 18 investment professionals.

                    The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
                    Portfolio:


                    NAME                POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                ---------------------------------------

                    Kate Munday         Investment Manager

                                        Ms. Munday is the Global Head of the
                                        Emerging Markets Equity Investment Team.
                                        She has been an investment professional
                                        with Baring International and its ING
                                        affiliates since 1993 and has 16 years
                                        of investment experience.



ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
(FORMERLY DIVERSIFIED MID-CAP SERIES)


PORTFOLIO
MANAGER             Fidelity Management & Research Company ("FMR")


INVESTMENT
OBJECTIVE           Long-term growth of capital

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio Manager normally invests the Portfolio's assets primarily in common stocks. The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.


                    Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Portfolio Manager generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell MidCap(R) Index or the Standard & Poor's MidCap 400 Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    of the 80% policy. The size of companies in each index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

                    The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

                    The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio Manager may tend to buy "growth" stocks or "value" stocks, or a combination of both types. The sector allocation of the Portfolio normally is within a close range of the sector allocation of its benchmark index.


                    The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Portfolio, the Portfolio Manager invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


                    The Portfolio Manager may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.


PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                Active or Frequent Trading Risk
                                        Derivative Risk
                                    Foreign Investment Risk
                                     Growth Investing Risk
                                         Manager Risk
                                    Market and Company Risk
                                     Mid-Cap Company Risk
                                      Small Company Risk
                                     Value Investing Risk


                    In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


             ING FMR(SM) DIVERSIFIED MID CAP-- ANNUAL TOTAL RETURN*


[BAR CHART]

2001              -6.64
2002             -19.34


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell MidCap(R) Index. The Russell MidCap(R) Index is an unmanaged index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the United States.


                          AVERAGE ANNUAL TOTAL RETURN*

                                                                  1 YEAR        10/2/00
                                                                              (INCEPTION)
             Class I Return.................................      (19.34)%     (12.20)%
             Russell MidCap(R) Index........................      (16.19)%     (11.35)%(1)


                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/01.......18.53%

                                  WORST QUARTER
                                  Quarter Ended
                                  9/30/02........(18.69)%

                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced October 2, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

                    (1) Index return is for the period beginning October 1, 2000.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



MORE ON THE
PORTFOLIO
MANAGER FMR has managed the Portfolio since its inception. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

                    As of December 31, 2002, FMR and its wholly owned subsidiaries had approximately $888 billion in total assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

                    The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:


                    NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                  ---------------------------------------
                    Robert L. MacDonald   Senior Vice President of FMR and
                                          Portfolio Manager.

                                          Mr. Macdonald has been employed by FMR
                                          since 1985 and has been a portfolio
                                          manager since 1987.



ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
(FORMERLY INTERNET TOLLKEEPER(SM) SERIES)




PORTFOLIO
MANAGER             Goldman Sachs Asset Management, L.P. ("GSAM")



INVESTMENT
OBJECTIVE           Long-term growth of capital



PRINCIPAL
INVESTMENT
STRATEGY The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and internet sectors, which provide access, infrastructure, content and services to internet companies and internet users. In general, the Portfolio Manager defines a tollkeeper company as a company with predictable, sustainable or recurring revenue streams. The Portfolio Manager anticipates that tollkeeper companies may increase revenue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Portfolio Manager does not define companies that merely have an Internet site or sell some products over the internet as Internet Tollkeepers although the Portfolio may invest in such companies as part of the Portfolio's 20% basket of securities which are not or may not be defined as Internet Tollkeepers.


                    Examples of Internet Tollkeeper companies may include:

                         - Access providers that enable individuals and businesses to connect to the internet through, for example, cable systems or the telephone network;

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                         - Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the internet;

                         - Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by internet companies, and/or copyright owners that stand to benefit from having new distribution channels;

                         -    Service providers that may facilitate
                              transactions, communications, security, computer programming and back-office functions for internet businesses.

                    Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" internet mutual funds.

                    The Portfolio may participate significantly in the initial public offering ("IPO") market. The Portfolio may also invest up to 20% of its total assets in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Portfolio Manager believes exhibit a sustainable business model.

                    The equity securities in which the Portfolio may invest include common stock, preferred stock, convertible securities, and warrants and rights, although the Portfolio invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging markets or countries and securities quoted in foreign currencies. The Portfolio may maintain a portion of its assets in debt securities, asset-backed securities and cash equivalents. The Portfolio may invest up to 10% of its total assets in high-yield debt securities . The Portfolio may also invest in foreign currency hedging purchase and sale transactions, write covered put and call options on securities or securities indexes, enter into financial futures contracts or options on such contracts and sell portfolio securities short.

                    The Portfolio Manager may temporarily change its usual strategies if it believes economic conditions make it necessary to try to protect the Portfolio from potential loss. In this case, the Portfolio may invest more significantly in U.S. government securities, repurchase agreements collateralized by U.S. government securities, CD's, bankers acceptances, repurchase agreements, commercial paper, bank instruments, and non-convertible preferred stocks or corporate bonds with a remaining maturity of less than one year, which may prevent the Portfolio from achieving its investment goal.

                    The Portfolio may change any of these investment policies (including its objective) without shareholder approval.





PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                           Credit Risk
                                         Derivative Risk
                                      Emerging Market Risk
                                     Foreign Investment Risk
                                      Growth Investing Risk
                                       Interest Rate Risk

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                                          Internet Risk
                                            IPO Risk
                                         Liquidity Risk
                                          Manager Risk
                                     Market and Company Risk
                                      Price Volatility Risk
                                           Sector Risk
                                        Short Sales Risk


                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                    The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

        ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM)-- ANNUAL TOTAL RETURN*

[BAR CHART]

2002              -38.10


                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of three broadly based market indices - the Standard & Poor's 500 Index ("S&P 500 Index"), the NASDAQ Composite Index and the Goldman Sachs Internet Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Goldman Sachs Internet Index is a capitalization-weighted index of selected internet companies.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURN*


                                                            1 YEAR        5/1/01
                                                                        (INCEPTION)
              Class I Return...........................     (38.10)%      (35.91)%
              S&P 500 Index............................     (22.09)%      (18.93)%
              NASDAQ Composite Index...................     (31.53)%      (24.07)%
              Goldman Sachs Internet Index.............     (28.83)%      (31.50)%


                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/01.......23.63%

                                  WORST QUARTER
                                  Quarter Ended
                                  9/30/01.......(36.40)%

                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced May 1, 2001. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


MORE ON THE
PORTFOLIO
MANAGER Goldman Sachs Asset Management, L.P. ("GSAM"), a wholly-owned subsidiary of The Goldman Sachs Group, Inc., serves as the Portfolio Manager to the Portfolio. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division ("IMD") of Goldman, Sachs, & Co., ("Goldman Sachs") served as the Portfolio's Portfolio Manager. On or about April 26, 2003, GSAM assumed Goldman Sachs' portfolio management responsibilities for the Portfolio. As of December 31, 2002, Goldman Sachs, along with units of IMD, had assets under management of approximately $329.6 billion. The address of GSAM is 32 Old Slip, New York, New York 10005.



                    The Portfolio is managed by a team of portfolio managers at GSAM. The following persons are primarily responsible for the day-to-day investment decisions of the Portfolio:



                    NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                    ----                  ---------------------------------------
                    Steven M. Barry       Mr. Barry is a managing director,
                                          co-chief investment officer and senior
                                          portfolio manager of GSAM. He joined
                                          GSAM as a portfolio manager in 1999.
                                          From 1988 to 1999, Mr. Barry was a
                                          portfolio manager at Alliance Capital
                                          Management.

                    Kenneth T. Berents    Mr. Berents is a managing director,
                                          co-chairman of the investment
                                          committee and senior portfolio manager
                                          of GSAM. He joined GSAM as a portfolio
                                          manager in 2000. From 1992 to 1999,
                                          Mr. Berents was Director of Research
                                          and head of the Investment Committee
                                          at Wheat First Union.

                    Herbert E. Ehlers     Mr. Ehlers is a managing director,
                                          chief investment officer and senior
                                          portfolio manager of GSAM. He joined
                                          GSAM in 1997. From 1981 to 1997, Mr.
                                          Ehlers was the chief investment
                                          officer and chairman of Liberty
                                          Investment Management, Inc.
                                          ("Liberty"), and its predecessor firm,
                                          Eagle Asset Management ("Eagle").

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                    Gregory H. Ekizian       Mr. Ekizian is a managing director,
                                             co-chief investment officer and
                                             senior portfolio manager of GSAM.
                                             He joined GSAM as a portfolio
                                             manager and co-chair of the growth
                                             investment committee in 1997. From
                                             1990 to 1997, Mr. Ekizian was a
                                             portfolio manager at Liberty and
                                             its predecessor firm, Eagle.

                    Scott Kolar              Mr. Kolar is a vice president and a
                                             portfolio manager of GSAM. He
                                             joined GSAM as an equity analyst in
                                             1997 and became a portfolio manager
                                             in 1999. From 1994 to 1997, Mr.
                                             Kolar was an equity analyst and
                                             information systems specialist at
                                             Liberty.

                    Wilson K. Magee, Jr.     Mr. Magee joined GSAM as a
                                             portfolio manager in 2003. From
                                             1997 to 2002, he was a portfolio
                                             manager for Grantham Mayo Van
                                             Otterloo & Co.

                    Ernest C. Segundo, Jr.   Mr. Segundo is a vice president,
                                             co-chairman of the investment
                                             committee and senior portfolio
                                             manager of GSAM. He joined GSAM as
                                             a portfolio manager in 1997. From
                                             1992 to 1997, Mr. Segundo was a
                                             portfolio manager at Liberty and
                                             its predecessor firm, Eagle.

                    Andrew F. Pyne           Mr. Pyne is a managing director and
                                             senior portfolio manager of GSAM.
                                             He joined GSAM as a product manager
                                             in 1997 and became a portfolio
                                             manager in August 2001. From 1992
                                             to 1997, Mr. Pyne was a product
                                             manager at Van Kampen Investments.

                    Mark Sharran             Mr. Sharran joined GSAM as an
                                             equity analyst in 1999 and became a
                                             portfolio manager in 2002. From
                                             1997 to 1999, he was an equity
                                             research analyst at Salomon Smith
                                             Barney.

                    David G. Shell           Mr. Shell is a managing director,
                                             co-chief investment officer and
                                             senior portfolio manager of GSAM.
                                             He joined GSAM as a portfolio
                                             manager in 1997. From 1987 to 1997,
                                             Mr. Shell was a portfolio manager
                                             at Liberty and its predecessor
                                             firm, Eagle.



ING HARD ASSETS PORTFOLIO
(FORMERLY HARD ASSETS SERIES)


PORTFOLIO
MANAGER             Baring International Investment Limited ("Baring
                    International")


INVESTMENT
OBJECTIVE           Long-term capital appreciation

PRINCIPAL
INVESTMENT
STRATEGY The Portfolio normally invests at least 80% of its assets in the equities of producers of commodities.


                    Hard asset securities in which the Portfolio may invest include equity securities and debt securities of hard asset companies. Equity securities in which the Portfolio invests

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                    can also include common and preferred stocks and American and Global Depositary Receipts but may include other types of equity and equity derivative securities. The Portfolio may also invest in structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of one or more of the following:


                         -    precious metals
                         -    ferrous and non-ferrous metals
                         -    integrated oil
                         -    gas/other hydrocarbons
                         -    forest products
                         -    agricultural commodities
                         - other basic materials that can be priced by a market

                    The Portfolio may invest up to a maximum of 50% of its net assets in any of the above sectors. The Portfolio's investment strategy is based on the belief that hard asset securities can protect against eroding monetary values or a rise in activity which consumes more of these commodities.

                    The Portfolio also may invest in:

                         - securities of foreign issuers, including up to 35% in South Africa
                         - companies not engaged in natural resources/hard asset activities
                         -    investment-grade corporate debt
                         -    U.S. government or foreign obligations
                         -    money market instruments
                         -    repurchase agreements
                         - special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country
                         -    derivatives

                    The Portfolio may also invest directly in commodities, including gold bullion and coins.

                    Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter, and include:

                         -    common stock
                         -    preferred stock
                         -    rights
                         -    warrants
                         -    "when-issued" securities
                         -    direct equity interests in trusts
                         -    joint ventures
                         -    "partly paid" securities
                         -    partnerships
                         -    restricted securities

                    The Portfolio may also engage in short sales (up to 25% of net assets).

                    The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

                    The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of default or the poor earnings of the issuer.





PRINCIPAL
RISKS The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below. As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                    securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Active or Frequent Trading Risk
                                   Borrowing and Leverage Risk
                                      Debt Securities Risk
                                         Derivative Risk
                                      Diversification Risk
                                      Emerging Market Risk
                                     Foreign Investment Risk
                                         Hard Asset Risk
                                   Industry Concentration Risk
                                          Manager Risk
                                     Market and Company Risk
                                       OTC Investment Risk
                             Restricted and Illiquid Securities Risk
                                           Sector Risk
                                        Short Sales Risk


                    Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.




PERFORMANCE         The value of your shares in the Portfolio will fluctuate
                    depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                    The performance information does not include insurance-related charges under your Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                    The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                  ING HARD ASSETS -- ANNUAL TOTAL RETURNS*(1)




[BAR CHART]

1993              49.93
1994               2.53
1995              10.69
1996              33.17
1997               6.22
1998             -29.58
1999              23.36
2000              -4.73
2001             -12.12
2002               0.80

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                    The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of two broadly based market indexes - the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 2000 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 2000 Index represents the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.


                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                                  1 YEAR      5 YEAR      10 YEAR
            Class I Return ..................       0.80%     (6.02)%      5.84%
            S&P 500 Index ...................     (22.09)%    (0.58)%      9.34%
            Russell 2000 Index ..............     (20.48)%    (1.36)%      7.15%


                                  BEST QUARTER
                                  Quarter Ended
                                  12/31/93.......21.80%

                                  WORST QUARTER
                                  Quarter Ended
                                  9/30/98.......(19.01)%

                    * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                    (1) Baring International has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.






MORE ON
THE
PORTFOLIO
MANAGER Baring International is a subsidiary of Baring Asset Management Holdings limited ("Baring Asset Management"). Baring Asset Management is the parent of the world- wide group of investment management companies that operate under the collective name "Baring Asset Management" and is owned by ING Groep N.V., a publicly traded company based in the Netherlands with worldwide insurance and banking subsidiaries. The address of Baring International is 155 Bishopsgate, London.



                    Baring Asset Management provides global investment management services to U.S. investment companies and maintains major investment offices in Boston, London, Hong Kong and Tokyo. Baring Asset Management's predecessor corporation was founded in 1762. Baring Asset Management provides advisory services to institutional investors, offshore investment companies, insurance companies and private clients. As of December 31, 2002, Baring Asset Management managed approximately $32 billion of assets.


                    The following person at Baring International is primarily responsible for the day-to-day investment decisions of the
                    Portfolio:

                    NAME                POSITION AND RECENT BUSINESS EXPERIENCE

                    John Payne          Investment Manager


                                        Mr. Payne has been an investment
                                        professional with Baring International
                                        and its ING affiliates since 1993 and
                                        has 16 years of investment experience.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
(FORMERLY EQUITY OPPORTUNITY SERIES)


PORTFOLIO
MANAGER               Jennison Associates LLC ("Jennison")

INVESTMENT
OBJECTIVE             Long-term capital growth





PRINCIPAL             The Portfolio normally invests at least 80% of its net
INVESTMENT            assets (plus any borrowings for investment purposes) in
STRATEGY              attractively valued equity securities of companies with
                      current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.


                      The Portfolio also may invest in preferred stocks, convertible securities and debt instruments that are consistent with its investment objective. The Portfolio also may invest up to 25% of its assets in foreign securities.


                      The Portfolio Manager uses a bottom-up research-based multi-cap opportunistic approach that seeks to identify attractively valued equity securities with favorable earnings prospects. The Portfolio Manager looks for investments that offer attractive reward to risk relationships as well as catalysts for fundamental change that could create strong return potential. Stocks can be poised for potential appreciation due to potential catalysts such as:


                        - Industry cycle turns;
                        - Corporate restructuring;
                        - New product development;
                        - Management focus on increasing shareholder value;
                        - Improving balance sheets and cash flow.

                      The Portfolio Manager usually sells or reduces a particular security when it believes:

                        - a stock's long-term price objective has been achieved;
                        - a more attractive security has been identified;
                        - the reward to risk relationship of a stock is no
                          longer favorable;
                        - negative industry and/or company fundamentals have
                          developed.

                      In anticipation of, or in response to, adverse market conditions or for cash management purposes, the Portfolio may hold all or a portion of its assets in cash, money market securities, bonds or other debt securities.


                      The Portfolio may invest in options and futures contracts and may invest up to 25% of its total assets in real estate investment trusts.



                      The Portfolio may also loan up to 33 1/3% of its total assets.






PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                      Your investment in the Portfolio is subject to the following principal risks:


                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                                    REIT Risk
                               Small Company Risk
                              Value Investing Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.





PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                      The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


          ING JENNISON EQUITY OPPORTUNITIES - ANNUAL TOTAL RETURN* (1)


[BAR CHART]

1993      8.31
1994     -1.59
1995     30.16
1996     20.26
1997     28.95
1998     12.68
1999     24.64
2000    -15.22
2001    -12.98
2002    -29.26


                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                                AVERAGE ANNUAL TOTAL RETURN* (1)

                             1 YEAR           5 YEAR         10 YEAR
      Class I Return......  (29.26)%          (6.02)%         4.66%

      S&P 500 Index......   (22.09)%          (0.58)%         9.34%

                              BEST QUARTER
                              Quarter Ended
                              12/31/99.......17.50%

                              WORST QUARTER
                              Quarter Ended
                              6/30/02........(18.38)%

                      * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                      (1) Jennison has managed the Portfolio since July 31,
                          2002. Performance prior to July 31, 2002 is attributable to different portfolio managers.



MORE ON THE           Jennison is a registered investment adviser and wholly
PORTFOLIO             owned subsidiary of Prudential Investment Management, Inc.
MANAGER               ("PIM"). PIM is a wholly-owned subsidiary of Prudential
                      Asset Management Holding Company, Inc., which is a wholly-owned subsidiary of Prudential Financial, Inc. The address of Jennison is 466 Lexington Avenue, New York, New
                      York 10017. As of December 31, 2002, Jennison managed approximately $48 billion in assets.


                      The following persons at Jennison are primarily responsible for the day-to-day investment decisions of the
                      Portfolio:

                      NAME               POSITION AND RECENT BUSINESS EXPERIENCE
                      ----               ---------------------------------------

                      Mark G. DeFranco   Senior Vice President of Jennison

                                         Mr. DeFranco has been associated with
                                         Jennison since 1998. Prior to joining
                                         Jennison, he served as an analyst and
                                         portfolio manager with Pomboy Capital,
                                         as an analyst at Comstock Partners and
                                         as a member of the equity research
                                         sales division of Salomon Brothers.


                      Brian M. Gillott   Senior Vice President of Jennison

                                         Prior to joining Jennison in 1998,
                                         Mr. Gillott served as an analyst
                                         with Soros Fund Management and as an
                                         analyst at Goldman Sachs & Co.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


ING MERCURY FOCUS VALUE PORTFOLIO
(FORMERLY FOCUS VALUE SERIES)

PORTFOLIO
MANAGER               Mercury Advisors

INVESTMENT
OBJECTIVE             Long-term growth of capital


PRINCIPAL             The Portfolio tries to achieve its investment objective by
INVESTMENT            investing primarily in a diversified portfolio consisting
STRATEGY              of equity securities that the Portfolio Manager believes
                      are undervalued relative to its assessment of the current or prospective condition of the issuer.



                      The Portfolio may invest in securities that are selling at a substantial discount to their intrinsic value, as measured by such factors as price-to-book ratio, price-to-earnings ratio and cash flow. The Portfolio may also invest in securities that are undervalued relative to prevailing market ratios. The Portfolio may invest in securities of companies or institutions that are experiencing poor operating conditions. Some of the characteristics of companies in which the Portfolio invests may include:


                        - depressed earnings
                        - special competition
                        - product obsolescence
                        - relatively low price-to-earnings and price-to-book
                          ratios
                        - stock out of favor

                      The Portfolio may invest in debt securities of any maturity. The Portfolio has established no rating criteria for the fixed income securities in which it invests and the fixed income securities in which it invests may not be rated at all for creditworthiness.

                      Although not principal strategies, the Portfolio may also use the following investment strategies:

                      The Portfolio may invest in fixed income securities, including, high yield debt securities that are rated below investment grade, commonly called "junk bonds."

                      The Portfolio may invest in junk bonds rated Caa or lower by Moody's Investors Service, Inc. or CCC or lower by Standard & Poor's Corporation. Although junk bonds may have a higher yield than debt securities with higher credit ratings, they are high risk investments that may not pay interest or return principal as scheduled. Junk bonds are generally less liquid and experience more price volatility than higher rated fixed income securities. As a matter of operating policy, the Portfolio does not intend to invest in excess of 10% of the total asset value of the Portfolio at time of purchase in junk bonds.

                      The Portfolio will not invest more than 10% of its total assets at the time of purchase in the equity and fixed income securities of foreign issuers. The Portfolio may also invest in debt securities issued or guaranteed by foreign government entities, commonly known as "sovereign debt securities."

                      The Portfolio will normally invest a portion of its investments in short-term debt securities and cash or cash equivalents (including repurchase agreements) when the Portfolio Manager is unable to find attractive equity or long-term debt securities or

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      when the Portfolio Manager believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short-term investments may limit the potential for an increase in the value of your shares or for the Portfolio to achieve its investment objective.

                      The Portfolio may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. Other possibly illiquid securities in which the Portfolio may invest are securities that have contractual or legal restrictions on resale, known as "restricted securities," including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

                      The Portfolio may borrow amounts up to 20% of its total assets, taken at market value, only from banks as a temporary measure for extraordinary or emergency purposes such as the settlement of a trade or the redemption of Portfolio shares.

                      The Portfolio may write (i.e., sell) covered call options not exceeding 10% of its total assets, taken at market value. The Portfolio may also enter into closing transactions with respect to these options. A call option is considered covered when the Portfolio, as writer of the option, owns the underlying securities.



                      The Portfolio may also loan up to 33 1/3% of its total assets.






PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                           Borrowing and Leverage Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              High-Yield Bond Risk
                                  Manager Risk

                            Market and Company Risk
                     Restricted and Illiquid Securities Risk
                               Sovereign Debt Risk
                           Undervalued Securities Risk

                              Value Investing Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance.
                      Performance information is only shown for Portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------






MORE ON THE           Fund Asset Management, L.P. ("FAM") serves as the
PORTFOLIO             Portfolio Manager to the Portfolio. FAM does business in
MANAGER               certain instances (including in its role as Portfolio
                      Manager to the Portfolio) under the name "Mercury
                      Advisors".



                      FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002.


                      The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

                      NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                      ----                  ---------------------------------------
                      Robert J. Martorelli  Senior Portfolio Manager

                                            Mr. Martorelli joined Mercury
                                            Advisors in 1985 as a Fund Analyst
                                            and has served as a Portfolio
                                            Manager since 1986.

                      Kevin Rendino         Senior Portfolio Manager

                                            Mr. Rendino joined Mercury Advisors
                                            in 1990 as a Research Associate and
                                            was subsequently named Senior
                                            Analyst before becoming a Portfolio
                                            Manager.


ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
(FORMERLY FUNDAMENTAL GROWTH FOCUS SERIES)


PORTFOLIO
MANAGER               Mercury Advisors

INVESTMENT
OBJECTIVE             Long-term growth of capital





PRINCIPAL             The Portfolio invests in a diversified portfolio
INVESTMENT            consisting primarily of common stocks. The portfolio will
STRATEGY              generally invest at least 65% of its total assets in the
                      following equity securities: common stock, convertible preferred stock, securities convertible into common stock and rights and warrants to subscribe to common stock.


                      In selecting securities, the Portfolio Manager emphasizes common stocks of companies that have above-average rates of earnings growth. The Portfolio Manager believes that the common stocks of companies with above-average rates of earnings growth frequently have the prospect of having above-average increases in price. On the other hand, such companies tend to have higher stock market valuations. As a result, their shares may be more vulnerable to price declines from unexpected adverse developments. The common stocks of these companies also tend to have higher prices relative to stocks of companies that do not have above-average rates of earnings growth. Some, but not all, of the factors that may cause a company to have an above-average rate of earnings growth include: above-average growth rates in sales, improvement in its profit margin,

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                      providing proprietary or niche products or services, leading market share and strong industry growth.


                      The Portfolio may invest in companies of any size, but emphasizes common stocks of companies having a medium to large stock market capitalization (currently approximately $2 billion or more).



                      The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies. Securities of foreign companies may be in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign companies. The Portfolio's restriction limiting investments in foreign securities to 10% of total assets does not include ADRs. The Portfolio may also engage in derivatives for hedging purposes and lend portfolio securities.


                      The Portfolio will normally invest a portion of its assets in short-term debt securities, such as commercial paper. The Portfolio may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stocks and bonds, or government and money market securities when the Portfolio Manager is unable to find enough attractive equity investments and to reduce exposure to equities when the Portfolio Manager believes it is advisable to do so on a temporary basis. Investment in these securities may also be used to meet redemptions.

                      When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.





PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                           Convertible Securities Risk
                              Debt Securities Risk


                             Foreign Investment Risk
                              Growth Investing Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Unsponsored Depositary Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance.
                      Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.






MORE ON THE           Fund Asset Management L.P. ("FAM") serves as the portfolio
PORTFOLIO             manager to the Portfolio. FAM does business in certain
MANAGER               instances (including in its role as Portfolio Manager to
                      the Portfolio) under the name "Mercury Advisors."



                      FAM was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $462 billion in investment company and other portfolio assets under management as of December 31, 2002.


                      The following persons at FAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

                      NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                      ----                  ---------------------------------------
                      Lawrence R. Fuller    Managing Director and Senior
                                            Portfolio Manager of Mercury
                                            Advisors since 1997. From 1992-1997,
                                            Mr. Fuller served as a Vice
                                            President of Mercury Advisors.

                      Thomas Burke, CFA     Director and Associate Portfolio
                                            Manager of Mercury Advisors since
                                            1993.


ING SALOMON BROTHERS ALL CAP PORTFOLIO
(FORMERLY ALL CAP SERIES)


PORTFOLIO
MANAGER               Salomon Brothers Asset Management Inc. ("SaBAM")





INVESTMENT            Capital appreciation through investment in securities
OBJECTIVE             which the Portfolio Manager believes have above-average
                      capital appreciation potential.



PRINCIPAL             The Portfolio invests primarily in common stocks and
INVESTMENT            common stock equivalents, such as preferred stocks and
STRATEGY              securities convertible into common stocks, of companies
                      the Portfolio Manager believes are undervalued in the marketplace. While the Portfolio Manager selects investments primarily for their capital appreciation potential, consideration may also be given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Portfolio Manager believes smaller companies offer more attractive value opportunities. The Portfolio may invest in non-dividend paying common stocks.


                      The Portfolio Manager employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, the Portfolio Manager uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Portfolio

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      Manager looks for a positive catalyst in the company's near term outlook which the Portfolio Manager believes will accelerate earnings or improve the value of the company's assets. The Portfolio Manager also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

                      When evaluating an individual stock, the Portfolio Manager looks for:

                      - Low market valuations measured by its valuation models.
                      - Positive changes in earnings prospects because of
                        factors such as:
                           * New, improved or unique products and services;
                           * New or rapidly expanding markets for the company's
                             products;
                           * New management;
                           * Changes in the economic, financial, regulatory or
                             political environment particularly affecting the company;
                           * Effective research, product development and
                             marketing; and
                           * A business strategy not yet recognized by the
                             marketplace.

                      The Portfolio may also invest a portion of its assets in debt securities and cash equivalents. The Portfolio may borrow up to 15% of its total assets and may lend portfolio securities to generate income. The Portfolio may also invest in derivatives to seek income or gain or for hedging purposes.

                      The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. A non-diversified portfolio has greater exposure to the risk of poor earnings or losses by an issuer.

                      When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

                      The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which may affect the Portfolio's performance.





PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                           Convertible Securities Risk
                                 Derivative Risk

                              Diversification Risk

                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Undervalued Securities Risk

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                              Value Investing Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

              ING SALOMON BROTHERS ALL CAP - ANNUAL TOTAL RETURN *

[BAR CHART]

2001      1.91
2002    -25.57

                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

                          AVERAGE ANNUAL TOTAL RETURN*


                                                                      1 YEAR     2/1/00
                                                                               (INCEPTION)
                      Class I Return...............................  (25.57)%    (3.89)%

                      Russell 3000 Index...........................  (21.54)%   (12.87)%

                             BEST QUARTER
                             Quarter Ended
                             12/31/02.......12.92%

                             WORST QUARTER
                             Quarter Ended
                             9/30/02...........(21.65)%

                      * The performance information presented above is as of
                        December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced February 2, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


MORE ON THE           SaBAM is a full-service, global investment management
PORTFOLIO             organization and is wholly owned by Salomon Smith Barney
MANAGER               Holdings Inc., which is a subsidiary of Citigroup Inc.
                      SaBAM was registered as a U.S. investment adviser in 1989.
                      As of December 31, 2002, SaBAM managed over $34.2 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations. The headquarters of SaBAM is located at 399 Park Avenue, New
                      York, New York 10022. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong
                      Kong and Tokyo.


                      The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

                      NAME                  POSITION AND RECENT BUSINESS EXPERIENCE
                      ----                  ---------------------------------------
                      John G. Goode         Managing Director, SaBAM

                                            Mr. Goode has been employed by
                                            Citigroup Inc. or its predecessor
                                            firms since 1969.

                      Peter J. Hable        Managing Director, SaBAM

                                            Mr. Hable has been employed by
                                            Citigroup Inc. and its predecessor
                                            firms since 1983.


ING SALOMON BROTHERS INVESTORS PORTFOLIO
(FORMERLY INVESTORS SERIES)


PORTFOLIO
MANAGER               Salomon Brothers Asset Management Inc. ("SaBAM")

INVESTMENT
OBJECTIVE             Long-term growth of capital. Current income is a secondary objective.





PRINCIPAL             The Portfolio invests primarily in equity securities of
INVESTMENT            U.S. companies. The Portfolio may also invest in other
STRATEGY              equity securities. To a lesser degree, the Portfolio
                      invests in income producing securities such as debt securities.


                      The Portfolio Manager emphasizes individual security selection while spreading the Portfolio's investments across industries, which may help to reduce risk. The Portfolio Manager focuses on established large capitalization companies, defined by the Portfolio Manager as companies with over $5 billion in market capitalization, seeking to identify those companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                      In selecting individual companies for investment, the Portfolio Manager looks for the following:

                        - Long-term history of performance
                        - Competitive market position
                        - Competitive products and services

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                        - Strong cash flow
                        - High return on equity
                        - Strong financial condition
                        - Experienced and effective management
                        - Global scope

                      Investment ideas are subjected to extensive, fundamental analysis, focusing on four key criteria:

                      - Operating characteristics   - Financial character
                      - Quality of management       - Valuation

                      Only companies that pass the Portfolio Manager's strict in-depth research and debate are eligible for purchase. The Portfolio Manager's bottom-up approach focuses on creating an information advantage through a thorough understanding of company fundamentals. From time to time, the Portfolio may invest more than 25% of its total assets in securities of companies in one or more market sectors.


                      The Portfolio may invest a portion of its assets in debts securities, including high-yield debt securities, and in cash equivalents. The Portfolio may borrow up to 5% of its total assets and lend up to 33 1/3% of its total assets.






PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed here which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                                   Credit Risk
                              Debt Securities Risk
                              Growth Investing Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                   Sector Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio Manager may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      The performance information does not include insurance-related charges imposed under a Variable Contract. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


              ING SALOMON BROTHERS INVESTORS - ANNUAL TOTAL RETURN*


[BAR CHART]

2001     -4.27
2002    -22.98


                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.


                          AVERAGE ANNUAL TOTAL RETURN*


                                                            1 YEAR     2/1/00
                                                                     (INCEPTION)
                      Class I Return.....................  (22.98)%   (5.77)%

                      S&P 500 Index......................  (22.09)%  (13.41)%



                             BEST QUARTER
                             Quarter Ended
                             12/31/02.......12.00%

                             WORST QUARTER
                             Quarter Ended
                             9/30/02........ (21.18)%

                      * The performance information presented above is as of
                        December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced operation on February 2, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


MORE ON THE           SaBAM is a full-service, global investment management
PORTFOLIO             organization and is wholly owned by Salomon Smith Barney
MANAGER               Holdings Inc., which is a subsidiary of Citigroup Inc.
                      SaBAM has been registered as a U.S. investment advisor since 1989. As of December 31, 2002, SaBAM managed over
                      $34.2 billion in assets, including a wide spectrum of equity and fixed income products for both institutional and private investors, including corporations, pension funds, public funds, central banks, insurance companies, supranational organizations, endowments and foundations.
                      The headquarters of SaBAM is located at 399 Park Avenue, New York, New York 10022. Additionally, the firm maintains investment management offices in Frankfurt, London, Hong
                      Kong and Tokyo.


                      The following persons at SaBAM are primarily responsible for the day-to-day investment decisions of the Portfolio:

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      NAME              POSITION AND RECENT BUSINESS EXPERIENCE
                      ----              ---------------------------------------

                      John Cunningham   Senior Portfolio Manager and Managing
                                        Director

                                        Mr. Cunningham joined SaBAM in 1995
                                        and has thirteen years experience in
                                        the industry. Prior to becoming a
                                        Portfolio Manager, Mr. Cunningham
                                        was an investment banker in the
                                        Global Power Group at Salomon
                                        Brothers Inc. Mr. Cunningham has
                                        served in various investment
                                        management positions during his
                                        tenure at SaBAM.

                      Mark McAllister   Director and Equity Analyst with SaBAM

                                        Executive Vice President and
                                        Portfolio Manager at JLW Capital
                                        Management Inc. from March 1998 to
                                        May 1999. Prior to March 1998, Mr.
                                        McAllister was a Vice President and
                                        Equity Analyst at Cohen & Steers
                                        Capital Management.


ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
(FORMERLY FULLY MANAGED SERIES)


PORTFOLIO
MANAGER               T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT            Over the long-term, a high total investment return,
OBJECTIVE             consistent with the preservation of capital and with
                      prudent investment risk




PRINCIPAL             The Portfolio pursues an active asset allocation strategy
INVESTMENT            whereby investments are allocated among three asset
STRATEGY              classes - equity securities, debt securities and money
                      market instruments. The Portfolio invests primarily in the common stocks of established companies the Portfolio Manager believes to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets.
                      The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, futures, and options, in pursuit of its asset allocation strategy. The
                      Portfolio may invest up to 25% of its net assets in foreign equity securities.


                      The Portfolio's common stocks generally fall into one of two categories:

                      - the larger category is composed of long-term core
                        holdings whose purchase prices, when bought, are considered low in terms of company assets, earnings, or other factors;

                      - the smaller category is composed of opportunistic
                        investments whose prices are expected by the Portfolio Manager to rise in the short term but not necessarily over the long term.

                      Since the Portfolio Manager attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Portfolio Manager may establish relatively large positions in companies it finds particularly attractive.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                      The Portfolio's approach differs from that of many other stock funds. The Portfolio Manager works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Portfolio Manager searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Portfolio Manager's ability to find companies that meet valuation criteria rather than its market outlook.


                      Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; in an effort to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

                      In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

                      The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                      DEBT SECURITIES. Debt securities and convertible bonds may often constitute a significant portion of the Portfolio's overall investment portfolio. These securities may be purchased to gain additional exposure to a company for their income or other features. The Portfolio may purchase debt securities of any maturity and credit quality. The Portfolio Manager may invest up to 15% of the Portfolio's assets in debt securities that are rated below investment-grade or, if not rated, of equivalent quality and restricted securities. There is no limit on the Portfolio's investments in convertible securities. For a description of bond ratings, please refer to the Statement of Additional Information.

                      MONEY MARKET INSTRUMENTS. If there are remaining assets available for investment, the Portfolio Manager may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year:

                           (1) shares of the T. Rowe Price Reserve Investment
                               Funds, Inc., an internally managed money market fund of T. Rowe Price

                           (2) U.S. government obligations

                           (3) negotiable certificates of deposit, bankers'
                               acceptances and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation

                           (4) commercial paper rated at the date of purchase in
                               the two highest rating categories by at least one rating agency

                           (5) repurchase agreements

                      The Portfolio may lend its securities and may also borrow securities.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.

                      The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.





PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                         Active or Frequent Trading Risk
                                 Allocation Risk


                                   Credit Risk
                           Convertible Securities Risk
                              Debt Securities Risk

                                 Derivative Risk

                             Foreign Investment Risk

                                   Income Risk

                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                              Value Investing Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      The performance information does not include insurance-related charges under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



        ING T. ROWE PRICE CAPITAL APPRECIATION - ANNUAL TOTAL RETURN* (1)


[BAR CHART]

1993     7.59
1994    -7.27
1995    20.80
1996    16.36
1997    15.27
1998     5.89
1999     6.92
2000    21.97
2001     9.92
2002     0.48


                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Lehman Brothers Government/Corporate Bond Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is a broad market weighted index which encompasses U.S. Treasury and Agency securities, corporate investment grade bonds and mortgage-backed securities.


                                   AVERAGE ANNUAL TOTAL RETURN* (1)


                                               1 YEAR       5 YEAR       10 YEAR
                      Class I Return........    0.48%        8.81%        9.44%
                      S&P 500 Index.........  (22.09)%      (0.58)%       9.34%
                      Lehman Brothers
                        Government/Corporate
                        Bond Index..........   11.04%        7.62%        7.61%
                      60% S&P 500/40%
                        Lehman Index........   (8.84)%       2.70%        8.65%



                             BEST QUARTER
                             Quarter Ended
                             6/30/99..........10.77%

                             WORST QUARTER
                             Quarter Ended
                             9/30/02..........(7.52)%

                       * The performance information presented above is as of
                         December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                      (1) T. Rowe Price has managed the Portfolio since January
                          1, 1995. Performance prior to January 1, 1995 is attributable to a different portfolio manager. (2)



MORE ON THE           T. Rowe Price was founded in 1937 by the late Thomas Rowe
PORTFOLIO             Price, Jr. T. Rowe Price is a wholly owned subsidiary of
MANAGER               T. Rowe Price Group, a publicly held financial services
                      holding company. As of December 31, 2002, the firm and its affiliates managed over $140.6 billion in assets. The address of T. Rowe Price is 100 East Pratt Street,
                      Baltimore, Maryland 21202.



                      The Portfolio is managed by an Investment Advisory Committee. Stephen W. Boesel, Committee Chair, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Boesel has been Chairman of the Committee since August 1, 2001. He has been managing investments since joining T. Rowe Price in 1973.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
(FORMERLY EQUITY INCOME SERIES)


PORTFOLIO
MANAGER               T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT
OBJECTIVE             Substantial dividend income as well as long-term growth of capital



PRINCIPAL             The Portfolio normally invests at least 80% of its assets
INVESTMENT            in common stocks, with 65% in the common stocks of
STRATEGY              well-established companies paying above-average dividends.


                      The Portfolio Manager typically employs a "value" approach in selecting investments. The Portfolio Manager's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

                      In selecting investments, the Portfolio Manager generally looks for companies with the following:

                        - an established operating history
                        - above-average dividend yield relative to the S&P 500
                        - low price/earnings ratio relative to the S&P 500
                        - a sound balance sheet and other positive financial
                          characteristics
                        - low stock price relative to a company's underlying
                          value as measured by assets, cash flow or business franchises


                      While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt securities, including high-yield debt securities and futures and options in keeping with its objectives. In pursuing its investment objective, the Portfolio Manager has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio Manager believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price.



                      The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.






PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other circumstance that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                      The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                              Debt Securities Risk

                                 Derivative Risk

                             Foreign Investment Risk
                                  Manager Risk
                             Market and Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk


                      The Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in a broad market advance. Such securities may also be hurt when interest rates rise sharply. Also, a company in which the Portfolio invests may reduce or eliminate its dividend.



                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.


           ING T. ROWE PRICE EQUITY INCOME - ANNUAL TOTAL RETURN* (1)


[BAR CHART]

1993    11.13
1994    -1.18
1995    18.93
1996     8.77
1997    17.44
1998     8.26
1999    -0.72
2000    12.93
2001     1.36
2002   -13.19


                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P Index"). The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                                      AVERAGE ANNUAL TOTAL RETURN*(1)


                                                1 YEAR      5 YEAR       10 YEAR
                     Class I Return..........  (13.19)%      1.32%        5.95%

                     S&P 500 Index...........  (22.09)%     (0.58)%       9.34%


                              BEST QUARTER
                              Quarter Ended
                              12/31/02.......9.08%

                              WORST QUARTER
                              Quarter Ended
                              9/30/02......(17.45)%

                      * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                      (1) T. Rowe Price has managed the Portfolio since March 1,
                          1999. Performance prior to March 1, 1999 is attributable to different portfolio managers.



MORE ON THE           T. Rowe Price was founded in 1937 by the late Thomas Rowe
PORTFOLIO             Price, Jr. T. Rowe Price is a wholly owned subsidiary of
MANAGER               T. Rowe Price Group, a publicly held financial services
                      holding company. As of December 31, 2002, the firm and its affiliates managed over $140.6 billion in assets. The address of T. Rowe Price is 100 East Pratt Street,
                      Baltimore, Maryland 21202.


                      The Portfolio is managed by an Investment Advisory Committee. Brian Rogers, as Committee Chair, has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since March 1999. He joined T. Rowe Price in 1982.


ING UBS U.S. BALANCED PORTFOLIO
(FORMERLY ASSET ALLOCATION GROWTH SERIES)


PORTFOLIO
MANAGER               UBS Global Asset Management (Americas) Inc. ("UBS")


INVESTMENT            Maximize total return over the long term by allocating its
OBJECTIVE             assets among stocks, bonds, short-term instruments and
                      other investments



PRINCIPAL             The Portfolio Manager allocates the Portfolio's assets
INVESTMENT            among the following classes, or types of investments:
STRATEGY              stocks, bonds, and short-term money market debt
                      obligations. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments that are not in the bond class.


                      The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                      Within the equity portion of the Portfolio, the Portfolio Manager selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Portfolio Manager's assessment of what a security is worth. The Portfolio Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Portfolio Manager then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

                      In selecting fixed income securities, the Portfolio Manager uses an internally developed valuation model that quantifies return expectations for all major domestic bond markets. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Portfolio Manager considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year, and will generally be of investment-grade quality and possess a minimum rating of BBB by S&P or Baa by Moody's or, if unrated, determined to be of comparable quality by the Portfolio Manager.

                      The Portfolio Manager's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings. The Portfolio Manager manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risk.

                      The Portfolio Manager may, but is not required to, use various techniques, such as buying and selling futures contracts, swaps and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

                      PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

                                 Allocation Risk

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                                    Call Risk
                                   Credit Risk
                                 Derivative Risk
                                   Income Risk
                               Interest Rate Risk
                                  Manager Risk
                             Market and Company Risk
                                  Maturity Risk

                      In response to market, economic, political or other conditions, the Portfolio Manager may temporarily use a different investment strategy for defensive purposes. If the Portfolio Manager does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risk of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.

                      The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

                ING UBS U.S. BALANCED -- ANNUAL TOTAL RETURN*(1)

[BAR CHART]

2001     -6.52
2002    -14.77

                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire 5000 Index and the Lehman U.S. Aggregate Bond Index. The Wilshire 5000 Index is an unmanaged index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Lehman U.S. Aggregate Bond Index is an unmanaged index of investment grade, fixed-rate, debt issues, including corporate, government, mortgage-backed and asset backed securities with maturities of at least one year.

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


                        AVERAGE ANNUAL TOTAL RETURN*(1)


                                                                1 YEAR      10/2/00
                                                                          (INCEPTION)
                    Class I shares............................  (14.77)%   (12.03)%
                    Wilshire 5000 Index.......................  (20.86)%   (18.42)%
                    Lehman U.S. Aggregate Bond Index..........   10.25%     10.27%
                    70% Wilshire 5000/30% Lehman Index........  (12.05)%   (10.25)%



                            BEST QUARTER
                            Quarter Ended
                            12/31/01...........6.90%

                            WORST QUARTER
                            Quarter Ended
                            9/30/02............(11.03)%


                      * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced October 2, 2000. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

                      (1) UBS has managed the Portfolio since May 1, 2002.
                          Performance prior to this date is attributable to a different portfolio manager.

MORE ON THE           UBS is the Portfolio Manager. UBS is a registered
PORTFOLIO             investment adviser located at One North Wacker Drive,
MANAGER               Chicago Illinois 60606. As of December 31, 2002, UBS had
                      approximately $34 billion in assets under management.

                      UBS is an indirect wholly owned subsidiary of UBS AG ("UBS AG"), and a member of the UBS Global Asset Management Division. UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

                      Investment decisions for the Portfolio are made by an investment management team at UBS.


ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
(FORMERLY EQUITY GROWTH SERIES)


PORTFOLIO
MANAGER               Van Kampen

INVESTMENT
OBJECTIVE             Long-term capital appreciation




PRINCIPAL             The Portfolio Manager seeks to maximize long-term capital
INVESTMENT            appreciation by investing primarily in growth-oriented
STRATEGY              equity securities of large-capitalization U.S. and, to a
                      limited extent, foreign companies that are listed on U.S.
                      exchanges or traded in U.S. markets. The Portfolio invests primarily in companies with market capitalizations of $10 billion or more that the Portfolio Manager believes exhibit strong earnings growth. The Portfolio Manager emphasizes individual security selection. Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities (plus borrowings for investment purposes).


                      The Portfolio Manager follows a flexible investment program in looking for companies with above-average capital appreciation potential. The Portfolio Manager focuses on

--------------------------------------------------------------------------------
                         DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                      companies that it believes to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. The Portfolio Manager studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.


                      When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.





PRINCIPAL RISKS       The principal risks of investing in the Portfolio and the
                      circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolios, please refer to the Statement of Additional Information.

PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance.
                      Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.






MORE ON THE           Morgan Stanley Investment Management, Inc. ("MSIM Inc.")
PORTFOLIO             is a registered investment adviser, located at 1221 Avenue
MANAGER               of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio
                      Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



                      The Portfolio is managed by Van Kampen's Large Cap Growth team. Current members of the team include William Auslander, Managing Director, and Jeffrey Alvino, Executive Director.

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------


ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
(FORMERLY GLOBAL FRANCHISE SERIES)


PORTFOLIO
MANAGER               Van Kampen

INVESTMENT
OBJECTIVE             Long-term capital appreciation





PRINCIPAL             The Portfolio Manager seeks long-term capital appreciation
INVESTMENT            by investing primarily in equity securities of issuers
STRATEGY              located throughout the world that it believes have, among
                      other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any size. The Portfolio Manager emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from at least three different countries, which may include the United States.


                      The Portfolio Manager seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable management and growth potential. Securities are selected on a global basis with a strong bias towards value. The franchise focus of the Portfolio is based on the Portfolio Manager's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.

                      The Portfolio Manager relies on its research capabilities, analytical resources and judgment to identify and monitor franchise businesses meeting its investment criteria. The Portfolio Manager believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio Manager generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.

                      The Portfolio may also invest in derivatives for hedging current and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps and structured notes. The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.





PRINCIPAL RISKS       The principal risks of investing in the Portfolio and the
                      circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may fail to produce the intended results. Your investment in the Portfolio is subject to the following principal risks:

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                                  Currency Risk
                                 Derivative Risk
                              Diversification Risk
                              Emerging Market Risk
                             Foreign Investment Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk
                           Undervalued Securities Risk
                              Value Investing Risk


                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.


PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance.
                      Performance information is only shown for portfolios that have had a full calendar year of operations. The Portfolio commenced operations on May 1, 2002. Since the Portfolio has not had a full calendar year of operations, annual performance information has not been provided.






MORE ON THE           Morgan Stanley Investment Management Inc. ("MSIM Inc.") is
PORTFOLIO MANAGER     a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York 10020 and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio
                      Manager to the Portfolio) under the name "Van Kampen". As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



                      The Portfolio is managed by the Global Franchise team. Hassan Elmasry, Managing Director, and Paras Dodhia, Senior Associate, are current members of the team.



ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
(FORMERLY VAN KAMPEN GROWTH AND INCOME SERIES)


PORTFOLIO
MANAGER               Van Kampen

INVESTMENT
OBJECTIVE             Long-term growth of capital and income



PRINCIPAL             Under normal market conditions, the Portfolio Manager
INVESTMENT            seeks to achieve the Portfolio's investment objective by
STRATEGY              investing primarily in what it believes to be
                      income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard
                      & Poor's ("S&P") or by Moody's Investors Service, Inc.
                      ("Moody's"). A more complete description of security ratings is contained in the Statement of Additional
                      Information.

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                      In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the Portfolio Manager may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.






PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:


                           Convertible Securities Risk
                              Debt Securities Risk
                                 Derivative Risk
                             Foreign Investment Risk
                              Growth Investing Risk
                                  Manager Risk
                             Market and Company Risk
                              Mid-Cap Company Risk
                               Small Company Risk

                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.

PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                      The performance information does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.


                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------

          ING VAN KAMPEN GROWTH AND INCOME -- ANNUAL TOTAL RETURN*(1)


[BAR CHART]

1994            0.59
1995           31.06
1996           20.65
1997           29.82
1998           14.13
1999           15.88
2000           -2.11
2001          -11.95
2002          -14.75


                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Standard & Poor's 500 Index ("S&P 500 Index") and the Russell 1000 Index. The S&P 500 Index is a widely recognized, unmanaged index consisting of 500 U.S. stocks. The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index.



                                                           1 YEAR      5 YEAR        10/4/93
                                                                                  (INCEPTION)
                      Class I Return.....................   (14.75)%    (0.57)%        8.19%
                      S&P 500 Index......................   (22.09)%    (0.58)%        7.28%(2)
                      Russell 1000 Index.................   (21.65)%    (0.58)%        9.02%(2)




                                 BEST QUARTER
                                 Quarter Ended
                                 12/31/98.......17.29%


                                 WORST QUARTER
                                 Quarter Ended
                                 9/30/02..........(17.94)%


                      * The performance information presented above is as of
                        December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced October 4, 1993. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.

                      (1) Van Kampen has managed the Portfolio since January 30, 2002. Performance prior to January 30, 2002 is attributable to a different portfolio manager.

                      (2) Index return is for the period beginning October 1, 1993.




MORE ON THE           Morgan Stanley Investment Management, Inc. ("MSIM Inc.")
PORTFOLIO             is a registered investment adviser, located at 1221 Avenue
MANAGER               of the Americas, New York, New York 10020, and is direct
                      subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio
                      Manager of the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.


                      The Portfolio is managed by Van Kampen's Equity Income team. Current members of the team include James A. Gilligan, Managing Director; Thomas Bastain, Vice

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                      President; Sergio Marcheli, Vice President; James O. Roeder, Vice President; and Vicent Vizachero, Associate.



ING VAN KAMPEN REAL ESTATE  PORTFOLIO
(FORMERLY REAL ESTATE SERIES)


PORTFOLIO
MANAGER               Van Kampen

INVESTMENT            Capital appreciation. Current income is a secondary
OBJECTIVE             objective.




PRINCIPAL             The Portfolio invests at least 80% of its assets in equity
INVESTMENT            securities of companies in the U.S. real estate industry
STRATEGY              that are listed on national exchanges or the National
                      Association of Securities Dealers Automated Quotation
                      System ("NASDAQ").



                      The Portfolio Manager selects securities generally for long-term investment. The Portfolio invests the majority of its assets in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues or profits from, the following sectors of the real estate industry:


                        - ownership (including listed real estate investment trusts)

                        -     construction and development

                        -     asset sales

                        -     property management or sale

                        -     other related real estate services

                      The Portfolio may invest more than 25% of its assets in any of the above sectors.

                      The Portfolio focuses on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions.

                      The Portfolio also may invest in:

                        - equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry

                        - financial institutions which issue or service mortgages, not to exceed 25% of total assets

                        - securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued

                        - high yield debt securities and convertible bonds, not to exceed 20% of total assets

                        -     mortgage- and asset-backed securities

                        -     covered options on securities and stock indexes

                      The Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers, and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. When the Portfolio Manager anticipates unusual market or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Portfolio invests defensively, the Portfolio likely will not achieve its investment objective.




PRINCIPAL             The principal risks of investing in the Portfolio and the
RISKS                 circumstances reasonably likely to cause the value of your investment in the Portfolio to decline are listed below.
                      As with any mutual fund, you could lose money on your investment in the Portfolio. The share price of a Portfolio normally changes daily based on changes in the value of the securities that the Portfolio holds. Please note that there may be other risks that are

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------




                      not listed below which could cause the value of your investment in the Portfolio to decline, and which could prevent the Portfolio from achieving its stated objective. The strategy employed by the Portfolio Manager may not produce the intended results. Your investment in the Portfolio is subject to the following principal risks:



                                 Derivative Risk
                              Diversification Risk
                           Industry Concentration Risk
                                  Manager Risk
                             Market and Company Risk
                                    REIT Risk
                                   Sector Risk


                      Please see "Summary of Principal Risks" following the "Description of the Portfolios" section for a description of these risks. This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For additional information regarding the risks of investing in the Portfolio, please refer to the Statement of Additional Information.




PERFORMANCE           The value of your shares in the Portfolio will fluctuate
                      depending on the Portfolio's investment performance. The bar chart and table below show the Portfolio's annual returns and long-term performance, and illustrate the variability of the Portfolio's returns. The Portfolio's past performance is not an indication of future performance.


                      The performance information does not include insurance-related charges imposed under a Variable Contract or related to a Qualified Plan. If these charges were included, the performance results would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan.

                      The bar chart below provides some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year-to-year.

             ING VAN KAMPEN REAL ESTATE -- ANNUAL TOTAL RETURN*(1)
[BAR CHART]

1993                    17.27
1994                     6.34
1995                    16.59
1996                    35.30
1997                    22.79
1998                   -13.45
1999                    -3.81
2000                    30.99
2001                     8.14
2002                     0.20

                      The table below provides some indication of the risks of investing in the Portfolio by comparing the Portfolio's performance to that of the Wilshire Real Estate Securities index. The Wilshire Real Estate Securities Index consists of real estate investment trusts (REITs) and real estate operating companies (REOCs).

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE PORTFOLIOS
--------------------------------------------------------------------------------



                        AVERAGE ANNUAL TOTAL RETURN*(1)

                                                  1 YEAR      5 YEAR      10 YEAR
                      Class S Return...........     0.20%     3.40%        11.06%
                      Wilshire Real Estate
                      Securities Index.........     2.66%     3.45%         9.97%



                                BEST QUARTER
                                Quarter Ended
                                3/31/93.......19.67%

                                WORST QUARTER
                                Quarter Ended
                                9/30/98.......(9.13)%



                      * The performance information presented above is as of December 31 for each year. Class I does not have a full year of performance for the year 2002. The bar chart and performance table above reflect the returns of the Portfolio's Class S shares, which commenced on January 24, 1989. Class S shares are not offered in this prospectus. If they had been offered, Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class S and Class I shares have different expenses.


                      (1) On December 17, 2001, Van Kampen became the Portfolio Manager of the Portfolio. Performance prior to December 17, 2001 is attributable to different portfolio managers.




MORE ON THE           Morgan Stanley Investment Management, Inc. ("MSIM Inc.")
PORTFOLIO             is a registered investment adviser, located at 1221 Avenue
MANAGER               of the Americas, New York, New York 10020, and is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as Portfolio
                      Manager to the Portfolio) under the name "Van Kampen." As of December 31, 2002, MSIM Inc., together with its affiliated asset management companies, managed assets of approximately $376.2 billion.



                      The Portfolio is managed by Van Kampen's Real Estate team. Current team members include Thoedore, R. Bigman, Managing Director, and Douglas A. Funke, Managing Director.





                           PORTFOLIO FEES AND EXPENSES


The table that follows shows the estimated operating expenses paid each year by a Portfolio. These expenses are based on the expenses paid by the Portfolios in the year 2002 or, for new Portfolios, are estimated. Actual expenses paid by the Portfolios may vary from year to year.



Your variable annuity contract or variable life insurance policy ("Variable Contract") is a contract between you and the issuing life insurance company. The Trust and its Portfolios are not parties to your Variable Contract, but are merely investment options made available to you by your insurance company under your Variable Contract. The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. If you hold shares of a Portfolio that were purchased through an investment in a Qualified Plan, you should consult the plan administrator for information regarding additional expenses that may be assessed in connection with your plan. The fees and expenses of the Trust's Portfolios are not fixed or specified under the terms of your Variable Contract.


SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). There are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

                                 CLASS I SHARES
                       ANNUAL PORTFOLIO OPERATING EXPENSES
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)


                                                             DISTRIBUTION           OTHER           TOTAL OPERATING
                                       MANAGEMENT FEE        (12B-1) FEE          EXPENSES(2)          EXPENSES
                                       --------------        -----------          -----------       ---------------
AIM Mid Cap Growth                          0.69%               0.00%               0.01%                0.70%(4)
Alliance Mid Cap Growth                     0.78%               0.00%               0.02%                0.80%(4)
Capital Guardian Large Cap Value            0.75%               0.00%               0.01%                0.76%(4)
Capital Guardian Managed Global             1.00%               0.00%               0.01%                1.01%(4)
Capital Guardian Small Cap                  0.69%               0.00%               0.01%                0.70%(4)
Developing World                            1.50%               0.00%               0.01%                1.51%
FMR(SM) Diversified Mid Cap                 0.75%               0.00%               0.01%                0.76%
Goldman Sachs Internet Tollkeeper(SM)       1.60%               0.00%               0.01%                1.61%
Hard Assets                                 0.69%               0.00%               0.00%                0.69%
Jennison Equity Opportunities               0.69%               0.00%               0.01%                0.70%(4)
Mercury Focus Value                         0.80%               0.00%               0.01%(3)             0.81%
Mercury Fundamental Growth                  0.80%               0.00%               0.01%(3)             0.81%
Salomon Brothers All Cap                    0.75%               0.00%               0.01                 0.76%(4)
Salomon Brothers Investors                  0.75%               0.00%               0.01%                0.76%
T. Rowe Price Capital Appreciation          0.69%               0.00%               0.01%                0.70%(4)
T. Rowe Price Equity Income                 0.69%               0.00%               0.01                 0.70%(4)
UBS U.S. Balanced                           0.75%               0.00%               0.01%                0.76%
Van Kampen Equity Growth                    0.75%               0.00%               0.01%(3)             0.76%
Van Kampen Global Franchise                 1.00%               0.00%               0.01%(3)             1.01%
Van Kampen Growth and Income                0.69%               0.00%               0.01%                0.70%(4)
Van Kampen Real Estate                      0.69%               0.00%               0.01%                0.70%



     (1) This table shows the estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Portfolio's actual operating expenses for its most recently completed fiscal year.

     (2) The Management Agreement between the Trust and its Manager, DSI ("Manager"), provides for a "bundled fee" arrangement, under which the Manager provides, in addition to advisory services, administrative and other services necessary for the ordinary operation of the Portfolios, and pays for the services and information necessary to the proper conduct of the Portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolios are normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of the Manager, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolios, expenses paid through the 12b-1 plan and service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolios would also bear any extraordinary expenses.


     (3) "Other Expenses" for the Van Kampen Equity Growth, Van Kampen Global Franchise, Mercury Focus Value and Mercury Fundamental Growth Portfolios are estimated because the Portfolios did not have a full calendar year of performance operations as of December 31, 2002.



     (4) A portion of the brokerage commissions that the AIM Mid Cap, Alliance Mid Cap Growth, Capital Guardian Large Cap Value, Capital Guardian Managed Global, Capital Guardian Small Cap, Jennison Equity Opportunities, Salomon Brothers All Cap, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Van Kampen Growth and Income Portfolios pay is used to reduce each Portfolio's expenses. Including these reductions, the "Total Operating Expenses" for each Portfolio for the year ended December 31, 2002 would have been 0.65%, 0.77%, 0.74%, 1.00%, 0.69%, 0.62%, 0.76%, 0.69%, 0.68%,
     0.66%, respectively. This arrangement may be discontinued at any time.



EXAMPLE This Example is intended to help you compare the cost of investing in Class I of the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Class I shares of each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Class I operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                           1 Year             3 Years           5 Years            10 Years
                                           ------             -------           -------            --------
     AIM Mid Cap Growth                     $72                $224               $390              $871
     Alliance Mid Cap Growth                $82                $255               $444              $990
     Capital Guardian Large Cap Value       $78                $243               $422              $942
     Capital Guardian Managed Global        $103               $322               $558              $1236
     Capital Guardian Small Cap             $72                $224               $390              $871
     Developing World                       $154               $477               $824              $1802
     FMR(SM) Diversified Mid Cap            $78                $243               $422              $942
     Goldman Sachs Internet Tollkeeper(SM)  $164               $508               $876              $1911
     Hard Assets                            $70                $221               $384              $859
     Jennison Equity Opportunities          $72                $224               $390              $871
     Mercury Focus Value                    $83                $259               $450              $1002
     Mercury Fundamental Growth             $83                $259               $450              $1002
     Salamon Brothers All Cap               $78                $243               $422              $942
     Salomon Brothers Investors             $78                $243               $422              $942
     T. Rowe Price Capital Appreciation     $72                $224               $390              $871
     T. Rowe Price Equity Income            $72                $224               $390              $871
     UBS U.S. Balanced                      $78                $243               $422              $942
     Van Kampen Equity Growth               $78                $243               $422              $942
     Van Kampen Global Franchise            $103               $322               $558              $1236
     Van Kampen Growth and Income           $72                $224               $390              $871
     Van Kampen Real Estate                 $72                $224               $390              $871

                           SUMMARY OF PRINCIPAL RISKS





THE VALUE OF YOUR INVESTMENTS IN A PORTFOLIO CHANGES WITH THE VALUES OF THAT PORTFOLIO'S INVESTMENTS. MANY FACTORS CAN AFFECT THOSE VALUES. THE FACTORS THAT ARE MOST LIKELY TO HAVE A MATERIAL EFFECT ON A PARTICULAR PORTFOLIO'S PORTFOLIO AS A WHOLE ARE CALLED "PRINCIPAL RISKS". THE PRINCIPAL RISKS OF EACH PORTFOLIO ARE IDENTIFIED IN THE DESCRIPTIONS OF THE PORTFOLIOS AND ARE DESCRIBED IN THIS SECTION. EACH PORTFOLIO MAY BE SUBJECT TO ADDITIONAL PRINCIPALS RISKS AND RISKS OTHER THAN THOSE DESCRIBED BELOW BECAUSE THE TYPES OF INVESTMENT MADE BY A PORTFOLIO CAN CHANGE OVER TIME.


ACTIVE OR FREQUENT TRADING RISK. A portfolio may engage in active and frequent trading. Frequent trading increases transaction costs, which may generate expenses and could detract from a portfolio's performance.

ALLOCATION RISK. A portfolio will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by a portfolio manager. A portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


BORROWING AND LEVERAGE RISK. The Portfolio may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a portfolio's shares and in the portfolio's return. Borrowing will cost the portfolio interest expense and other fees. The cost of borrowing may reduce the Portfolio's return.


CALL RISK. During periods of falling interest rates, a bond issuer may "call," or repay, its high yielding bond before the bond's maturity date. Forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.

CLOSED-END INVESTMENT COMPANY RISK. When a portfolio invests in closed-end investment companies, the portfolio indirectly pays a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.


CONVERTIBLE SECURITIES RISK. The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.


CREDIT RISK. A bond issuer (debtor) may fail to repay interest and principal in a timely manner. The price of a security a portfolio holds may fall due to changing economic, political or market conditions or disappointing earnings results.

CURRENCY RISK. Portfolios that invest directly in foreign currencies or in securities denominated in or that trade in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.


Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad. As a result, a portfolio's investments in foreign currency-denominated securities may reduce the value of a Portfolio's asset.

DEBT SECURITIES RISK. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bond. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than market price of shorter term securities.


DERIVATIVE RISK. A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect a Portfolio from adverse movements in securities prices and interest rates or as an investment strategy to help attain a Portfolio's investment objective. A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency. Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Portfolio manager might imperfectly judge the market's direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivative.



DIVERSIFICATION RISK. A Portfolio may be classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940
Act), which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers causes greater exposure to each of those issuers than for a more diversified fund, and may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.



EMERGING MARKET RISK. Investment in emerging market countries presents risks in a greater degree than, and in addition to, those presented by investment in foreign issuers in general. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. The market may not favor growth-oriented stocks or may not favor equities at all.

HARD ASSET RISK. The production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs.


HIGH-YIELD BOND RISK. High-yield bonds (commonly referred to as "junk bonds") generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high yield securities, and determination of their value may involve elements of judgement.



INCOME RISK. A Portfolio's income may fall due to falling interest rates. Income risk is generally the greatest for short-term bonds, and the least for long-term bonds. Changes in interest rates will affect bond prices as well as bond income, and the rate at which income and maturing instruments can be reinvested.



INDUSTRY CONCENTRATION RISK. When a Portfolio invests primarily in securities of companies in a particular market sector, the Portfolio may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.


INTEREST RATE RISK. The prices of debt securities generally tend to move in the opposite direction to interest rates. When interest rates are rising, the prices of debt securities tend to fall. When interest rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

INTERNET RISK. The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.


IPO RISK. Initial Public Offerings or "IPOs" may be more volatile than other securities. IPOs may have a magnified impact on a portfolio during the start-up phase when the Portfolio's asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio's performance will not likely be as significant.



LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's assets.



LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.



MANAGER RISK. A portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no assurance that these will achieve a Portfolio's objective, and a portfolio manager could do a poor job in executing an investment strategy. Individuals primarily responsible for managing a portfolio may leave their firm or be replaced.

MARKET AND COMPANY RISK. The price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses. Stock prices in general may decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

MARKET TRENDS RISK. From time to time, the stock market may not favor the type or style of securities in which a portfolio invests.

MATURITY RISK. Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price.

MID-CAP COMPANY RISK. Investment in securities of mid-cap companies entails greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

MORTGAGE RISK. A portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a portfolio because a portfolio will have to reinvest that money at the lower prevailing interest rates.

OTC INVESTMENT RISK. Investing in securities traded on the over-the-counter
(OTC) securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies that are smaller or newer than those listed on the New York or American Stock Exchanges. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus, may create a greater risk of loss than securities of larger capitalization or established companies.

To the extent that a portfolio invests significantly in one geographic region or country, a portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.


REIT RISK. Investing in Real Estate Investment Trusts or "REITs" may subject a Portfolio to risks similar to those associated with the direct ownership of real estate including, terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.



RESTRICTED AND ILLIQUID SECURITIES RISK. Certain Portfolios may invest in restricted and illiquid securities. If a security is illiquid, a portfolio might be unable to sell the security at a time when the Portfolio Manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition.

Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets. This may also include Rule 144A securities which are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.


SECTOR RISK. A sector is a group of selected industries, such as technology. A portfolio may, at times, invest significant assets in securities of issuers in one or more market sectors, such as technology. To the extent a portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on a portfolio than it would on a Portfolio that has securities representing a broader range of investments.


SECURITIES LENDING RISK. The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Portfolio.

SHORT SALES RISK. A portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box." A short sale "against the box" may be used to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing the value of a security owned by the portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.

SMALL COMPANY RISK. Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

SOVEREIGN DEBT RISK. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

SPECIAL SITUATIONS RISK. A "special situation" arises when, in a portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not produce the anticipated result.


UNDERVALUED SECURITIES RISK. Prices of securities react to the economic condition of the company that issued the security. A portfolio's equity investments in an issuer may rise or fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. A portfolio manager invests in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

VALUE INVESTING RISK. A particular risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all.

                                MORE INFORMATION


PERCENTAGE AND        Unless otherwise stated, the percentage limitations in
RATING                this Prospectus apply at the time of investment. A WORD
LIMITATIONS           ABOUT



A WORD                Each Portfolio in this prospectus, unless specifically
ABOUT                 noted under a portfolio's principal investment strategy,
PORTFOLIO             is diversified, as defined in the Investment Company Act
DIVERSITY             of 1940. A diversified portfolio may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The investment objective of each Portfolio, unless specifically noted under a portfolio's principal investment strategy, is fundamental.
                      In addition, investment restrictions are fundamental if so designated in this prospectus or statement of additional information. This means they may not be modified or changed without a vote of the shareholders.






ADDITIONAL            The Statement of Additional Information is made a part of
INFORMATION           this prospectus. It identifies investment restrictions,
ABOUT THE             more detailed risk descriptions, a description of how the
PORTFOLIOS            bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling the Trust at 1-800-366-0066, or downloading it from the Securities and Exchange Commission's website http://www.sec.gov.



NON-FUNDAMENTAL       Certain Portfolios have adopted non-fundamental investment
INVESTMENT            policies to invest the assets of the Portfolio in
POLICIES              securities that are consistent with the Portfolio's name.
                      For more information about these policies, please consult the Statement of Additional Information.



TEMPORARY             A portfolio manager may depart from a portfolio's its
DEFENSIVE             principal investment strategies by temporarily investing
POSITIONS             for defensive purposes when a portfolio manager believes
                      that adverse market, economic, political or other conditions may affect a Portfolio. Instead, a portfolio may invest in securities believed to present less risk, such as cash items, debt securities that are high quality or higher than normal, more liquid securities or others.
                      While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage, unless specifically noted under a portfolio's principal investment strategy, are identified and discussed, together with their risks, in the Statement of Additional Information.



INDEPENDENT           Ernst & Young LLP, located at Two Commerce Square, Suite
AUDITORS              4000, 2001 Market Street, Philadelphia, Pennsylvania
                      19103.


                      In addition to advisory services, DSI provides administrative and other services

ADMINISTRATIVE        Necessary or the ordinary operation of the Portfolios. DSI
SERVICES              procures and pays for the services and information
                      necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, including the cost of the Trustees and Officers Errors and Omissions
                      Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.



                      The Trust pays a management fee to DSI for its services. Out of this management fee, DSI in turn pays the portfolio managers their respective portfolio management fee. The management fee paid to DSI by the Trust is distinct because the Trust has a "bundled" fee arrangement, under which DSI, out of its management fee, pays many of the ordinary expenses for each Portfolio, including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the Manager.


                      DSI has entered into a Sub-Administration Agreement with ING Funds Services, LLC ("ING Funds Services"), an affiliate of DSI, under which ING Funds Services will provide the Portfolios with certain administrative services. The administrative services performed by ING Funds Services on behalf of DSI include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the Portfolios offer their shares. ING Funds Services is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and monitoring the Portfolio Managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios.

PORTFOLIO             DSI is the principal underwriter and distributor of each
DISTRIBUTION          Portfolio. It is a New York corporation with its principal offices at 1475 Dunwoody Drive, West Chester, Pennsylvania
                      19380.

                      DSI is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com or the Public Disclosure Hotline at 800-289-9999. An investment brochure describing the Public Disclosure Program is available from NASD Regulation, Inc.

CLASS OF SHARES       Effective May 1, 2002, the Trust's shares were classified
                      into Adviser Class (Class A), Institutional Class (Class
                      I), and Service Class (Class S). The three classes of shares of each Portfolio are identical except for different expenses, certain related rights and certain shareholder services. All classes of each Portfolio have a common investment objective and investment portfolio. Only the Class I shares are offered by this prospectus. Class I shares are not subject to any sales loads, servicing fees or Rule 12b-1 distribution fees.

                         OVERALL MANAGEMENT OF THE TRUST






THE ADVISER           Directed Services, Inc. ("DSI"), a New York corporation,
                      is the adviser to the Trust. As of December 31, 2002, DSI managed approximately $9.9 billion in registered investment company assets. DSI is registered with the U.S.
                      Securities and Exchange Commission ("SEC") as an investment adviser and a broker-dealer.



                      DSI, subject to the supervision of the Board of Trustees of the Trust, (the "Board"), acts as a "manager-of-managers" for the Trust. In this capacity, DSI oversees the Trust's day-to-day operations and oversees the investment activities of each Portfolio. For each Portfolio, the Adviser delegates to each Portfolio Manager the responsibility for investment management, subject to Disk's oversight. DSI monitors the investment activities of the Portfolio Managers. From time to time, DSI also recommends the appointment of additional or replacement portfolio managers to the Board of the Trust. On May 24, 2002, the Trust and DSI received exemptive relief from the SEC to permit DSI, with the approval of the Board, to replace a non-affiliated Portfolio Manager for a Portfolio, as well as change the terms of a contract with a non-affiliated portfolio manager without submitting the contract to a vote of the portfolio's shareholders. The Trust will notify shareholders of any change in the identity of a portfolio manager of a portfolio of the Trust. In this event, the name of the portfolio and its investment strategies may also change.


                      DSI has full investment discretion and ultimate authority to make all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

ADVISORY FEE          The Trust pays DSI a management fee, payable monthly,
                      based on the average daily net assets of a Portfolio (or the combined net assets of two or more portfolios).

                      MANAGEMENT FEE PAID IN 2002. The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets:

                                                                             FEE PAID TO ADVISER DURING 2002
                        PORTFOLIO                                       (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                           AIM Mid Cap Growth                                       0.69%
                           Alliance Mid Cap Growth                                  0.78%
                           Capital Guardian Large Cap Value                         0.75%
                           Capital Guardian Managed Global                          1.00%
                           Capital Guardian Small Cap                               0.69%
                           Developing World                                         1.50%
                           FMR(SM) Diversified Mid Cap                              0.75%
                           Goldman Sachs Internet Tollkeeper(SM)                    1.60%
                           Hard Assets                                              0.69%
                           Jennison Equity Opportunities                            0.69%
                           Mercury Focus Value**                                    0.80%
                           Mercury Fundamental Growth**                             0.80%
                           Salomon Brothers All Cap                                 0.75%
                           Salomon Brothers Investors                               0.75%
                           T. Rowe Price Capital Appreciation                       0.69%
                           T. Rowe Price Equity Income                              0.69%
                           UBS U.S. Balanced                                        0.75%
                           Van Kampen Equity Growth**                               0.75%
                           Van Kampen Global Franchise**                            1.00%
                           Van Kampen Growth and Income                             0.69%
                           Van Kampen Real Estate                                   0.69%





                      *  * DSI voluntarily waived 0.05% of the management
                           fee for assets of Van Kampen Growth and Income Portfolio in excess of $840 million through December 31, 2002.



                      ** Annualized


                      DSI pays each Portfolio Manager a portfolio management fee for its services on a monthly basis.




                                   SHARE PRICE

The net asset value (NAV) per share for each class of each Portfolio is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Portfolios do not price shares, the NAV of a Portfolio that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

                             TAXES AND DISTRIBUTIONS


Each Portfolio of Trust distributes net investment income, if any, on its outstanding shares annually, except that net investment income of the ING Liquid Assets Portfolio is declared as a dividend daily and paid monthly and that the ING Limited Maturity Bond Portfolio may declare a dividend monthly or quarterly. Any net realized long-term capital gain for any portfolio will be declared and paid at least once annually. Net realized short-term gain may be declared and paid more frequently. Dividends and distributions made by any portfolio will automatically be reinvested in additional shares of that portfolio, unless the investor (such as the separate account of an insurance company that issues a Variable Contract) makes an election to receive distributions in cash. Dividends or distributions by a portfolio other than the Liquid Asset Portfolio will reduce the per share net asset value by the per share amount paid.



Each portfolio of the Trust intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on ordinary income and net realized capital gain that is distributed. It is each portfolio's intention to distribute all such income and gains.


Each portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for Variable Contracts so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a portfolio to the insurance company's separate accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

                              FINANCIAL HIGHLIGHTS


Because the Class I shares of the Portfolios did not commence operations until 2003, audited financial highlights for the Portfolios are not available.

TO OBTAIN
MORE INFORMATION


A Statement of Additional Information, dated May 1, 2003, has been filed with the Securities and Exchange Commission ("SEC"), and is made a part of this prospectus by reference.


Additional information about the ING Investors Trust's investments is available in the ING Investors Trust's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the ING Investors Trust's performance during its last fiscal year.

To obtain a free copy of these documents or to make inquiries about the portfolios, please write to the Trust at 7337 E. Doubletree Ranch Road Scottsdale, Arizona 85258 or call (800) 366-0066.


Information about the ING Investors Trust can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the ING Investors Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may obtain copies of information for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


THE ING INVESTORS TRUST TRUSTEES

       Paul S. Doherty

       J. Michael Earley

       R. Barbara Gitenstein



       Walter H. May

       Thomas J. McInerney

       Jock Patton

       David W.C. Putnam

       Blaine E. Rieke

       John G. Turner

       Roger B. Vincent

       Richard A. Wedemeyer

[ING LOGO]





05/01/03                                                   SEC File No. 811-5629

--------

                               ING INVESTORS TRUST

                            (FORMERLY THE GCG TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2003

                                  ADVISER CLASS

                               INSTITUTIONAL CLASS

                                  SERVICE CLASS



ING AIM Mid Cap Growth Portfolio                                       ING Liquid Assets Portfolio
ING Alliance Mid Cap Growth Portfolio                                  ING Marsico Growth Portfolio
ING Capital Guardian Large Cap Value Portfolio                         ING Mercury Focus Value Portfolio
ING Capital Guardian Managed Global Portfolio                          ING Mercury Fundamental Growth Portfolio
ING Capital Guardian Small Cap Portfolio                               ING MFS Mid Cap Growth Portfolio
ING Developing World Portfolio                                         ING MFS Research Portfolio
ING Eagle Asset Value Equity Portfolio                                 ING MFS Total Return Portfolio
ING FMR(SM) Diversified Mid Cap Portfolio                              ING PIMCO Core Bond Portfolio
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio*                   ING Salomon Brothers All Cap Portfolio
ING Hard Assets Portfolio                                              ING Salomon Brothers Investors Portfolio
ING International Portfolio                                            ING T. Rowe Price Capital Appreciation Portfolio
ING Janus Growth and Income Portfolio                                  ING T. Rowe Price Equity Income Portfolio
ING Janus Special Equity Portfolio                                     ING UBS U.S. Balanced Portfolio
ING Jennison Equity Opportunities Portfolio                            ING Van Kampen Equity Growth Portfolio
ING JPMorgan Fleming International Enhanced EAFE Portfolio             ING Van Kampen Global Franchise Portfolio
ING JPMorgan Fleming Small Cap Equity Portfolio                        ING Van Kampen Growth and Income Portfolio
ING Limited Maturity Bond Portfolio                                    ING Van Kampen Real Estate Portfolio

This Statement of Additional Information pertains to the Portfolios listed above, each of which is a separate series of ING Investors Trust (the "Trust"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectuses dated May 1, 2003 (the "Prospectuses"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. The Financial Statements for certain Portfolios and the independent auditors' report thereon, included in such Portfolios' Annual Reports, are incorporated by reference in this Statement of Additional Information.





The information in this Statement of Additional Information expands on information contained in the Prospectuses. The Prospectuses can be obtained without charge by contacting the Trust at the phone number or address below.





                               ING INVESTORS TRUST

                          7337 E. Doubletree Ranch Road

                              Scottsdale, AZ 85258

                                  800-366-0066



*Goldman Sachs Internet Tollkeeper(SM) is a service mark of Goldman, Sachs & Co.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                TABLE OF CONTENTS



                                                                                                           PAGE

INTRODUCTION  ..........................................................................................      1
HISTORY

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES......................................................     1
     FIXED INCOME INVESTMENTS............................................................................     2
     U.S. Government Securities..........................................................................     2
     Custodial Receipts and Trust Certificates...........................................................     3
     Corporate Debt Securities...........................................................................     4
     High Yield Bonds....................................................................................     4
     Brady Bonds.........................................................................................     5
     Banking Industry and Savings Industry Obligations...................................................     5
     Commercial Paper....................................................................................     7
     Sovereign Debt......................................................................................     7
     Mortgage-Backed Securities..........................................................................     8
         Stripped Mortgage-Backed Securities.............................................................     8
     Collateralized Mortgage Obligations.................................................................     9
     Agency Mortgage Securities..........................................................................     9
         GNMA Certificates...............................................................................     9
         FNMA & FHLMC Mortgage-Backed Obligations........................................................    10
     Privately-Issued Mortgage-Backed Securities.........................................................    10
     Foreign-Related Mortgage Securities.................................................................    11
     Asset-Backed Securities.............................................................................    11
     Subordinated Mortgage Securities....................................................................    11
     Loan Participations.................................................................................    13
     Delayed Funding Loans and Revolving Credit Facilities...............................................    14
     Zero-Coupon and Payment-In-Kind Bonds...............................................................    14
     Eurodollar and Yankee Dollar Instruments............................................................    15
     Inflation-Indexed Bonds.............................................................................    15
     Event-Linked Bonds..................................................................................    15
     EQUITY INVESTMENTS..................................................................................    15
     Common Stock and Other Equity Securities............................................................    15
     Preferred Stock.....................................................................................    15
     Convertible Securities..............................................................................    16
     Warrants ...........................................................................................    16
     Eurodollar Convertible Securities...................................................................    17
     DERIVATIVES.........................................................................................    16
     Futures Contracts and Options on Futures Contracts..................................................    17
     General Description of Futures Contracts............................................................    17
     Interest Rate Futures Contracts.....................................................................    17
     Options on Futures Contracts........................................................................    18
     Stock Index Futures Contracts.......................................................................    18
     Investment in Gold and Other Precious Metals........................................................    20
     Gold Futures Contracts..............................................................................    20
     Limitations.........................................................................................    20


                                                                                                           PAGE

     OPTIONS ON SECURITIES AND SECURITIES INDEXES........................................................    20
     Purchasing Options on Securities....................................................................    20
     Risks of Options Transactions.......................................................................    21
     Writing Covered Call and Secured Put Options........................................................    21
     Options on Securities Indexes.......................................................................    22
     Over-the-Counter Options............................................................................    22
     General  ..........................................................................................     22
     Risks Associated with Futures and Futures Options...................................................    23
     Swaps...............................................................................................    24
         Credit Default Swaps............................................................................    24
     Variable and Floating Rate Securities...............................................................    24
     Lease Obligation Bonds..............................................................................    25
     Structured Securities...............................................................................    25
     Indexed Securities..................................................................................    25
     Hybrid Instruments..................................................................................    25
     Dollar Roll Transactions............................................................................    27
     When-Issued, Delayed Delivery and Forward Commitment Transactions...................................    27
     FOREIGN INVESTMENTS.................................................................................    27
     Foreign Securities..................................................................................    27
     Equity and Debt Securities Issued or Guaranteed by Supranational Organizations......................    29
     Depositary Receipts.................................................................................    29
     Foreign Currency Transactions.......................................................................    30
     Forward Currency Contracts..........................................................................    30
     Options on Foreign Currencies.......................................................................    31
     Currency Management.................................................................................    31
     Exchange Rate-Related Securities....................................................................    32
     OTHER INVESTMENT PRACTICES AND RISKS................................................................    32
     Repurchase Agreements...............................................................................    32
     Reverse Repurchase Agreements.......................................................................    33
     Other Investment Companies..........................................................................    33
         Standard & Poor's Depositary Receipts...........................................................    33
         iShares MSCI Index..............................................................................    34
         Exchange Traded Funds ("ETFs")..................................................................    34
     Short Sales.........................................................................................    34
     Short Sales Against the Box.........................................................................    34
     Illiquid Securities.................................................................................    34
     Restricted Securities...............................................................................    35
     Borrowing...........................................................................................    35
     Lending Portfolio Securities........................................................................    36
     Real Estate Investment Trusts.......................................................................    36
         Risks Associated with the Real Estate Industry..................................................    36
     Hard Asset Securities...............................................................................    37
     Small Companies.....................................................................................    37


                                                                                                           PAGE

     Unseasoned Companies................................................................................    37
     Strategic Transactions..............................................................................    37
     Special Situations..................................................................................    38
     Internet and Internet-Related Companies.............................................................    38
     Risk Considerations Regarding the Internet Industry.................................................    38
     Temporary Defensive Investments.....................................................................    39

INVESTMENT RESTRICTIONS                                                                                      39
     Fundamental Investment Restrictions.................................................................    39
         For UBS U.S. Balanced, FMR(SM) Diversified Mid Cap,
              Janus Growth and Income and Janus Special Equity...........................................    39
         For Mercury Fundamental Growth, Van Kampen Global Franchise,
              Mercury Focus Value, Van Kampen Equity Growth, JPMorgan Fleming International
              Enhanced EAFE, JPMorgan Fleming Small Cap Equity
              Portfolio, Goldman Sachs Internet Tollkeeper(SM)  and International........................    40
         For T. Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited
              Maturity Bond, Hard Assets, Van Kampen Real Estate,
              Jennison Equity Opportunities, Van Kampen Growth and Income,
              Eagle Asset Value Equity, AIM Mid Cap Growth,
              Capital Guardian Small Cap, Capital Guardian Managed Global,
              and Liquid Assets..........................................................................    41
         For the MFS Total Return, MFS Research Portfolio, MFS Mid Cap Growth
              and PIMCO Core Bond .......................................................................    43
         For the Marsico Growth..........................................................................    43
         For the Alliance Mid Cap Growth.................................................................    44
         For the Developing World........................................................................    45
         For the Salomon Brothers Investors..............................................................    46
         For the Capital Guardian Large Cap Value........................................................    47
         For the Salomon Brothers All Cap................................................................    48
         Non-Fundamental Investment Restrictions.........................................................    49
         For Limited Maturity Bond.......................................................................    49
         For Liquid Assets...............................................................................    50
         For Van Kampen Real Estate......................................................................    50
         For UBS U.S. Balanced , FMR(SM) Diversified Mid Cap,
              Janus Growth and Income and Janus Special Equity...........................................    51
         For Marsico Growth, Mercury Fundamental Growth, Mercury Focus Value,
              Van Kampen Global Franchise, Van Kampen Equity Growth, JPMorgan Fleming
              International Enhanced EAFE , JPMorgan Fleming Small Cap Equity and International..........    52
         For Van Kampen Growth and Income, Eagle Asset Value Equity,
              AIM Mid Cap Growth  and Capital Guardian Small Cap.........................................    53
         For Capital Guardian Managed Global.............................................................    53
         For MFS Total Return, MFS Research Portfolio, MFS Mid Cap Growth...............................     53
         For PIMCO Core Bond ............................................................................    53
         For Marsico Growth..............................................................................    54
         For Alliance Mid Cap Growth.....................................................................    54
         For Developing World............................................................................    55
         For Salomon Brothers Investors..................................................................    56
         For Capital Guardian Large Cap Value............................................................    56
         For Goldman Sachs Internet Tollkeeper(SM) ......................................................    57

                                                                                                           PAGE
Non-Fundamental Investment Policies......................................................................    57
MANAGEMENT OF THE TRUST..................................................................................    59
     Interested Trustees and Principal Executive Officers................................................    59
     Share Ownership Policy..............................................................................    66
     Trustees' Portfolio Equity Ownership Positions......................................................    66
     Board Committees....................................................................................    67
     Frequency of Board Meetings.........................................................................    68
     Compensation of Trustees............................................................................    68
     Ownership of Shares.................................................................................    73
     Control Persons and Principal Shareholders..........................................................    73
     The Management Agreement............................................................................    75
     Portfolio Managers..................................................................................    81
     Distribution of Trust Shares........................................................................    87
     Distribution Plan...................................................................................    87
         Shareholder Servicing Agreement.................................................................    88
     Codes of Ethics.....................................................................................    90
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................................    91
     Investment Decisions................................................................................    91
     Brokerage and Research Services.....................................................................    91
     Portfolio Turnover..................................................................................    95
NET ASSET VALUE..........................................................................................    96
PERFORMANCE INFORMATION..................................................................................    98
TAXES....................................................................................................   103
OTHER INFORMATION........................................................................................   105
     Capitalization......................................................................................   105
     Voting Rights.......................................................................................   105
     Purchase of Shares..................................................................................   105
     Redemption of Shares................................................................................   106
     Exchanges...........................................................................................   106
     Custodian...........................................................................................   106
     Independent Auditors................................................................................   106
     Legal Counsel.......................................................................................   106
     Registration Statement..............................................................................   106
     Financial Statements................................................................................   107
APPENDIX  1:  DESCRIPTION OF BOND RATINGS................................................................   A-1

                                  INTRODUCTION



      This Statement of Additional Information is designed to elaborate upon information contained in the Prospectuses for the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios' securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectuses and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Prospectuses. Terms not defined herein have the meanings given them in the Prospectuses.



                                     HISTORY



      The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 34 investment portfolios. The Trust is an open-end management investment company authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). The Trust currently has authorized the following 34 Portfolios: ING Salomon Brothers All Cap Portfolio ("Salomon Brothers All Cap"), ING UBS U.S. Balanced Portfolio ("UBS U.S. Balanced"), ING Alliance Mid Cap Growth Portfolio ("Alliance Mid Cap Growth"), ING Capital Guardian Small Cap Portfolio ("Capital Guardian Small Cap"), ING PIMCO Core Bond Portfolio ("PIMCO Core Bond"), ING Developing World Portfolio ("Developing World"), ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM) Diversified Mid Cap"), ING Van Kampen Equity Growth Portfolio ("Van Kampen Equity Growth"), ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income"), ING Jennison Equity Opportunities Portfolio ("Jennison Equity Opportunities"), ING Mercury Focus Value Portfolio ("Mercury Focus Value"), ING T. Rowe Price Capital Appreciation Portfolio ("T. Rowe Price Capital Appreciation"), ING Mercury Fundamental Growth Portfolio ("Mercury Fundamental Growth"), ING Van Kampen Global Franchise Portfolio ("Van Kampen Global Franchise"), ING Marsico Growth Portfolio ("Marsico Growth"), ING Hard Assets Portfolio ("Hard Assets"), ING JPMorgan Fleming International Enhanced EAFE Portfolio ("JPMorgan Fleming International Enhanced EAFE"), ING International Portfolio ("International"), ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ("Goldman Sachs Internet Tollkeeper(SM)"), ING Salomon Brothers Investors Portfolio ("Salomon Brothers Investors"), ING JPMorgan Fleming Small Cap Equity Portfolio ("JPMorgan Fleming Small Cap Equity"), ING Janus Growth and Income Portfolio ("Janus Growth and Income"), ING Capital Guardian Large Cap Value Portfolio ("Capital Guardian Large Cap Value"), ING Limited Maturity Bond Portfolio ("Limited Maturity Bond"), ING Liquid Assets Portfolio ("Liquid Assets"), ING Capital Guardian Managed Global Portfolio ("Capital Guardian Managed Global"), ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap Growth"), ING Van Kampen Real Estate Portfolio ("Van Kampen Real Estate"), ING MFS Research Portfolio ("MFS Research"), ING Janus Special Equity Portfolio ("Janus Special Equity"), ING AIM Mid Cap Growth Portfolio ("AIM Mid Cap Growth"), ING MFS Total Return Portfolio ("MFS Total Return"), ING Eagle Asset Value Equity Portfolio ("Eagle Asset Value Equity"), and ING Van Kampen Growth and Income Portfolio ("Van Kampen Growth and Income").



On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust. Effective May 1, 2003, the name of the Trust changed to ING Investors Trust. Also effective May 1, 2003, the names of each Portfolio of the Trust changed as follows:



FORMER NAME                                              NEW NAME - EFFECTIVE MAY 1, 2003
-----------                                              --------------------------------
All Cap Series                                           ING Salomon Brothers All Cap Portfolio
Asset Allocation Growth Series                           ING UBS U.S. Balanced Portfolio
Capital Growth Series                                    ING Alliance Mid Cap Growth Portfolio
Capital Guardian Small Cap Series                        ING Capital Guardian Small Cap Portfolio
Core Bond Series                                         ING PIMCO Core Bond Portfolio


FORMER NAME                                              NEW NAME - EFFECTIVE MAY 1, 2003
-----------                                              --------------------------------
Developing World Series                                  ING Developing World Portfolio
Diversified Mid-Cap Series                               ING FMR(SM) Diversified Mid Cap Portfolio
Equity Growth Series                                     ING Van Kampen Equity Growth Portfolio
Equity Income Series                                     ING T. Rowe Price Equity Income Portfolio
Equity Opportunity Series                                ING Jennison Equity Opportunities Portfolio
Focus Value Series                                       ING Mercury Focus Value Portfolio
Fully Managed Series                                     ING T. Rowe Price Capital Appreciation Portfolio
Fundamental Growth Focus Series                          ING Mercury Fundamental Growth Portfolio
Global Franchise Series                                  ING Van Kampen Global Franchise Portfolio
Growth Series                                            ING Marsico Growth Portfolio
Hard Assets Series                                       ING Hard Assets Portfolio
International Enhanced EAFE Series                       ING JPMorgan Fleming International Enhanced
                                                         EAFE Portfolio

International Equity Series                              ING International Portfolio
Internet Tollkeeper(SM) Series                           ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
Investors Series                                         ING Salomon Brothers Investors Portfolio
JPMorgan Fleming Small Cap                               ING JPMorgan Fleming Small Cap Equity Portfolio
Equity Series
Janus Growth and Income Series                           ING Janus Growth and Income Portfolio
Large Cap Value Series                                   ING Capital Guardian Large Cap Value Portfolio
Limited Maturity Bond Series                             ING Limited Maturity Bond Portfolio
Liquid Asset Series                                      ING Liquid Assets Portfolio
Managed Global Series                                    ING Capital Guardian Managed Global Portfolio
Mid-Cap Growth Series                                    ING MFS Mid Cap Growth Portfolio
Real Estate Series                                       ING Van Kampen Real Estate Portfolio
Research Series                                          ING MFS Research Portfolio
Special Situations Series                                ING Janus Special Equity Portfolio
Strategic Equity Series                                  ING AIM Mid Cap Growth Portfolio
Total Return Series                                      ING MFS Total Return Portfolio
Value Equity Series                                      ING Eagle Asset Value Equity Portfolio
Van Kampen Growth and Income Series                      ING Van Kampen Growth and Income Portfolio

      Each of Hard Assets, Janus Special Equity, J.P. Morgan International Enhanced EAFE, J.P. Morgan Fleming Small Cap Equity, MFS Mid Cap Growth, Salomon Brothers All Cap, Van Kampen Global Franchise and Real Estate is a "non-diversified company," as such term is defined for purposes of the Investment Company Act of 1940 (the "1940 Act"). Each of the Trust's other Portfolios is a "diversified company" within the meaning of that term under the 1940 Act. The 1940 Act generally requires that, with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer. When compared with a diversified company, a non-diversified company may invest a greater portion of its assets in a particular issuer, and, therefore, has a greater exposure to the risk of poor earnings or losses by an issuer.



               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES



      U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.


      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

      Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.





CUSTODIAL RECEIPTS AND TRUST CERTIFICATES



      The Goldman Sachs Internet Tollkeeper(SM) and PIMCO Core Bond may invest in custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs").





      The custodial receipts and trust certificates in which Goldman Sachs Internet Tollkeeper(SM) and PIMCO Core Bond may invest may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.





      Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.





      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.







CORPORATE DEBT SECURITIES

      Certain Portfolios may invest in corporate debt securities, as stated in the Portfolios' investment objectives and policies in the relevant Prospectus or in this Statement of Additional Information. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Corporation ("Standard & Poor's" or "S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

      The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

      New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

      Moody's or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio's Manager.

HIGH YIELD BONDS



      "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa by Moody's or BBB by Standard & Poor's, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in a Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.



      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.



      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. There are also special tax considerations associated with investing in high yield securities structured as zero-coupon or pay-in-kind securities.



      The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS

      "Brady Bonds," are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

      Certain Brady Bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady Bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady Bonds held by the Portfolio.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS



      Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term debt obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign

Securities" discussion in this Statement of Additional Information for further information regarding risks attending investment in foreign securities.



      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits
(1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.



      Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:


      (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

      (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and



      (iii) in the case of a foreign bank, the security is, in the determination of the Portfolio Manager, of an investment quality comparable with other debt securities that may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.



      The Capital Guardian Managed Global will not invest in obligations issued by a U.S. or foreign commercial bank or S&L unless:

      (i) the bank or S&L has total assets of at least $10 billion (U.S.), or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated; and



      (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the SAIF, as the case may be.

COMMERCIAL PAPER

      Commercial paper consist of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      All of the Portfolios may invest in commercial paper (including variable rate master demand notes and extendable commercial notes ("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated A or better by Moody's or Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

      Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.



SOVEREIGN DEBT




      Certain Portfolios may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which the Portfolios may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities. PIMCO Core Bond may invest in such securities rated B, subject to a maximum of 10% in securities rated Ba and B.





      Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.





      Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.





      The issuers of the government debt securities in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.





MORTGAGE-BACKED SECURITIES. The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.





      Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.





STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.



      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

      COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.



      In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.





      Certain Portfolios may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.





      AGENCY MORTGAGE SECURITIES. The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.





      GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.



      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. government.



      FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.





      PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign S&Ls, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.





      These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.





      FOREIGN-RELATED MORTGAGE SECURITIES. The International may invest in foreign-related mortgage securities. Foreign-related mortgage securities are interests in pools of mortgage loans made to residential buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These mortgage loans operate similar to those in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience and maturities of loans.





      ASSET-BACKED SECURITIES. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.



      Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.







      SUBORDINATED MORTGAGE SECURITIES. Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which certain Portfolios may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.



      The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

      In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

      Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.



      Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.



      A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

      A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.



      A Portfolio Manager will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Portfolio Manager has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of the Portfolio Manager, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Portfolio Manager will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.



      Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations, under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

      A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.



      The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions and mortgage banking companies.



      Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service's duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

      The mortgage pool is administered by a master service who (a) establishes requirements for each service, (b) administers, supervises and enforces the performance by the services of their duties and responsibilities under the servicing agreements, and (c) maintains any primary insurance, standard hazard insurance, special hazard insurance and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.



      LOAN PARTICIPATIONS




      PIMCO Core Bond and UBS U.S. Balanced may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests in which the Portfolios intend to invest may not be rated by any nationally recognized rating service.





      When purchasing loan participations, the Portfolios assume the credit risk associated with the corporate borrower, and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, the Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.





      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, its share price and yield could be adversely affected. If a loan is collateralized, there can be no assurance that liquidating the collateral would satisfy the corporate borrower's obligation or that the collateral can be liquidated. If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution's interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.









      Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. The valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the Portfolio's daily share price.







DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES



      PIMCO Core Bond may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Portfolio Manager in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments. PIMCO Core Bond may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio's limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Portfolio's investment restriction relating to the lending of funds or assets.





ZERO-COUPON AND PAY-IN-KIND BONDS




      Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.





      The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy a Portfolio's distribution obligations.



EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

      Certain Portfolios may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investments."



INFLATION-INDEXED BONDS


      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.



EVENT-LINKED BONDS


      "Event-linked bonds" are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES

      Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

      Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK

      Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES

      A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

      Certain Portfolios may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio will only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

WARRANTS



      Certain Portfolios may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.



      Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

EURODOLLAR CONVERTIBLE SECURITIES

      Certain Portfolios may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. The Portfolios may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Portfolios may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

DERIVATIVES

      Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.

The Portfolio's transactions in derivative instruments may include:

      - the purchase and writing of options on securities (including index options) and options on foreign currencies;

      - the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

      - entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, credit default swaps (long and short) and related caps, collars, floors and swaps.

      The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

      Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

      INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.



      A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.





      A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.





      OPTIONS ON FUTURES CONTRACTS. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by a Portfolio.





      A Portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."


      STOCK INDEX FUTURES CONTRACTS. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.



      To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:



      (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

            (a)   forego possible price appreciation,

            (b) create a situation in which the securities would be difficult to repurchase, or

            (c)   create substantial brokerage commissions;



      (2) when a liquidation of a Portfolio has commenced or is contemplated, but there is, in a Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or



      (3)   to close out stock index futures purchase transactions.

      Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

      (1) if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in a Portfolio, or



      (2)   to close out stock index futures sales transactions.



      As long as required by regulatory authorities, each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Portfolio's securities or the price of the securities which a Portfolio intends to purchase. A Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. See this Statement of Additional Information for a discussion of other strategies involving futures and futures options.





      If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.





      A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between a Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.





      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.





      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, a Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.





      INVESTMENT IN GOLD AND OTHER PRECIOUS METALS. Some Portfolios may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals. In order to qualify as a regulated investment company under Subchapter M of the Code, each Portfolio (with the exception of Hard Assets) intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of a Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.





      Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a Portfolio will be delivered to and stored with a qualified custodian bank. Precious metals investments do not generate interest or dividend income.

      Metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors. Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are four major producers of gold bullion: the Republic of South Africa, the United States, Canada, and Australia. Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.



      GOLD FUTURES CONTRACTS. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A Portfolio will not engage in these contracts for speculation or for achieving leverage. A Portfolio's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.





      LIMITATIONS. When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by a Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.





      Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of the Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the Commodity Futures Trading Commission ("CFTC") on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).





      In addition, the UBS U.S. Balanced and the FMR(SM) Diversified Mid Cap will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of a Portfolio's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, a Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by a Portfolio would exceed 5% of a Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to futures, options, or swaps.



OPTIONS ON SECURITIES AND SECURITIES INDEXES



      PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Portfolio would continue to receive interest income on such security.





      A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities a Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.



      A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount; BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

RISKS OF OPTIONS TRANSACTIONS



      The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.



      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.



      Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.





      WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.



      Except the UBS U.S. Balanced Portfolio and FMR(SM) Diversified Mid Cap, a Portfolio may write a call or put option only if the option is "covered" or "secured" by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian, cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.





      OPTIONS ON SECURITIES INDEXES. A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.



      OVER-THE-COUNTER OPTIONS. Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.



      The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, each Portfolio intends to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if a Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.



      GENERAL. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.



      The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of a Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in a Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      A Portfolio may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. A Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS



      There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that a Portfolio's return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.





      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.



      Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

      The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

SWAPS

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.



      The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.





      The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.





      For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by a Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where a Portfolio is selling credit default protection), however, a Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

      CREDIT DEFAULT SWAPS. The PIMCO Core Bond may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.





      A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.



VARIABLE AND FLOATING RATE SECURITIES

      Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

      Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS

      Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.

STRUCTURED SECURITIES



      Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.



INDEXED SECURITIES

      Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

      Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.



      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.



      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.



      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet a Portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid

Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.





      The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio. Accordingly, each Portfolio, except for the Janus Special Equity, the Marsico Growth and the Janus Growth and Income, will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of a Portfolio's return (positive or negative).



DOLLAR ROLL TRANSACTIONS



      Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which a Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, a Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, a Portfolio may or may not take delivery of the securities a Portfolio has contracted to purchase.





      A Portfolio's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by a Portfolio. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to a Portfolio.



WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS



      All Portfolios may purchase securities on a when-issued, delayed delivery or forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, a Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if a Portfolio Manager deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon such sales.



FOREIGN INVESTMENTS

FOREIGN SECURITIES

      Certain Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Portfolios may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this Statement of Additional Information for further description of these securities.

      Each Portfolio (except the Developing World, Hard Assets, Janus Special Equity, Janus Growth and Income, and Marsico Growth) may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country. PIMCO Core Bond may not have more than 10% of its total assets invested in securities of issuers located in emerging market companies. In addition, Hard Assets may invest up to 35% of its net assets in securities of issuers located in South Africa. A Portfolio's investments in U.S. issuers are not subject to the foreign country diversification guidelines.

      Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

      Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

      There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.



      Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investment.





      Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States;

and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.





EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS




      Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.





DEPOSITARY RECEIPTS






      ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.





      EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.





FOREIGN CURRENCY TRANSACTIONS

      Since certain Portfolios that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in other currencies, those Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolios may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

      FORWARD CURRENCY CONTRACTS. Certain Portfolios may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

      A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

      A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

      None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency, unless the Portfolio covers the excess with sufficient segregated assets. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

      If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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

      Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.





OPTIONS ON FOREIGN CURRENCIES

      A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

      A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

      In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

      A Portfolio uses foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolios to reduce foreign currency risk using such options.

      As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

CURRENCY MANAGEMENT

      A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio Manager attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond

                                       31

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markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.





EXCHANGE RATE-RELATED SECURITIES

      Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

      Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS

      All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

      The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. The Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

      A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

      A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and

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

might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS



      A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio typically will segregate assets determined to be liquid by the Portfolio Manager to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements for which assets are not segregated are described above and may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in uncovered reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. The Goldman Sachs Internet Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not invest in reverse repurchase agreements.



OTHER INVESTMENT COMPANIES



      All Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC and except that this restriction does not apply to securities received or acquired as dividends through offers of exchange or as a result of re-organization, consolidation or merger. The Goldman Sachs Internet Tollkeeper(SM), Jennison Equity Opportunities, AIM Mid Cap Growth, International, Janus Growth and Income, Janus Special Equity Portfolio, and Eagle Asset Value Equity may invest in shares of certain types of investment companies referred to as "SPDRs" and/or "iShares, as defined below. Certain Portfolios may invest in Exchange Traded Funds ("ETFs"), as defined below. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolio's total assets in the investment company, or (3) invest more than 10% of the Portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company. The T. Rowe Price Equity Income and T. Rowe Price Capital Appreciation may, however, invest in shares of the T. Rowe Price Money Market Funds; the Janus Special Equity, and Janus Growth and Income may invest in shares of Janus' Money Market Funds and the FMR(SM) Diversified Mid Cap may invest in shares of Fidelity Money Market Funds pursuant to the receipt of SEC exemptive orders. Other Portfolios may invest in shares issued by other investment companies to the extent permitted by the 1940 Act. The International may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies.





      STANDARD & POOR'S DEPOSITARY RECEIPTS. Each of the Goldman Sachs Internet Tollkeeper(SM), Jennison Equity Opportunities, AIM Mid Cap Growth, and Eagle Asset Value Equity may, consistent with its investment policies, purchase Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.





      ISHARES MSCI INDEX SHARES. The Goldman Sachs Internet Tollkeeper(SM), Jennison Equity Opportunities, AIM Mid Cap Growth and International may also invest in iShares MSCI Index Shares ("iShares") (formerly known as World Equity Benchmark Shares ("WEBS")). WEBS were a form of exchange-traded fund traded on the AMEX. They were re-named iShares MSCI Index Shares on March 15, 2000. iShares track the performance of several international equity indexes. Each country index series invests in an optimized portfolio of common stocks based on that country's Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iShares as part of its investment strategy. (See "Exchange Traded Funds").





      EXCHANGE TRADED FUNDS ("ETFS"). ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.



SHORT SALES



      A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely. The Goldman Sachs Internet Tollkeeper(SM), Van Kampen Real Estate, and Van Kampen Global Franchise Portfolios may not invest in short sales.



      The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX

      A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

ILLIQUID SECURITIES



      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolios to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Because of the nature of these securities, a considerable period of time may elapse between a Portfolio's decision to dispose of these securities and the time when a Portfolio is able to dispose of them, during which time the value of the securities could decline. Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Trust's Board of Trustees.



RESTRICTED SECURITIES

      Each Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees, based

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

upon information and recommendations provided by the Portfolio Manager, confirms that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to the limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain liquidity risks. Liquidity risks involve the Portfolios' inabilities to dispose of the securities in a timely manner or at favorable prices due to a limited number of QIBs. Some 144A securities have registration rights attached when they are initially issued and thus, can be registered with either the SEC or the appropriate state(s). Once the issuer registers the security, it can be traded freely without any legal constrains. Other 144A securities do not have registration rights attached when first issued. As such, these securities can only be bought from and sold to "QIBs." Nonetheless, a small market exists for trading 144A securities. The Portfolio may not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING

      Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      Reverse repurchase agreements will be included as borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES

      For the purpose of realizing additional income, certain Portfolios may make secured loans of portfolio securities. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business day's notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

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

REAL ESTATE INVESTMENT TRUSTS.

      REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

      RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY. Although a Portfolio that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

      -     possible declines in the value of real estate;

      -     adverse general or local economic conditions;

      -     possible lack of availability of mortgage funds;

      -     overbuilding;

      -     extended vacancies of properties;

      -     increases in competition, property taxes and operating expenses;

      -     changes in zoning or applicable tax law;

      - costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

      -     casualty or condemnation losses;

      - uninsured damages from floods, earthquakes or other natural disasters;

      -     limitations on and variations in rents; and

      -     unfavorable changes in interest rates.

      In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

HARD ASSET SECURITIES

      The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate, and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

SMALL COMPANIES

      Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

      Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Portfolio Manager would otherwise have sold the security. It is possible that the Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.



      UNSEASONED COMPANIES. Certain Portfolios, including the FMR(SM) Diversified Mid Cap, Jennison Equity Opportunities, AIM Mid Cap Growth, Capital Guardian Small Cap, Capital Guardian Managed Global, Janus Special Equity, Janus Growth and Income, and Goldman Sachs Internet Tollkeeper(SM), may invest in companies (including predecessors) which have been in operation for less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.



STRATEGIC TRANSACTIONS

      Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this Statement of Additional Information, certain of the Portfolios may, but are not required to, utilize various investment strategies as described herein to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").



      Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.



SPECIAL SITUATIONS

      A special situation arises when, in the opinion of the Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

INTERNET AND INTERNET-RELATED COMPANIES



      Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries, Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to earnings ratios with little or no earnings.



RISK CONSIDERATIONS REGARDING THE INTERNET INDUSTRY

      Investors should carefully consider the risks of companies in the Internet industry and related industries when making an investment decision. The value of the Fund's shares will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which initial public offerings occurred between 1999 and 2001 recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of firm and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition. In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business, results of operations and financial condition.

TEMPORARY DEFENSIVE INVESTMENTS



      For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade fixed income securities (including short-term U.S. government securities, investment grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes), preferred stocks and repurchase agreements. Each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.



      Unless otherwise stated, all percentage limitations on portfolio investments listed in the Prospectus and this Statement of Information will apply at the time of investment. A Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS



      The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities. The investment objectives and all other investment policies or practices of the Goldman Sachs Internet Tollkeeper,(SM) JPMorgan Fleming Small Cap Equity and JPMorgan Fleming International Enhanced EAFE are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent changes in any applicable percentage resulting from market fluctuations will not require elimination of any security from a portfolio.





      FOR THE UBS U.S. BALANCED, FMR(SM) DIVERSIFIED MID CAP, JANUS GROWTH AND INCOME AND JANUS SPECIAL EQUITY:


A Portfolio may not:

      1. with respect to 75% of each Portfolio's total assets (50% of the Janus Special Equity's total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

      2. issue senior securities, except as permitted under the Investment Company Act of 1940;

      3. borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

      4. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

      5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

      6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

      8. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.



      FOR THE MERCURY FUNDAMENTAL GROWTH, VAN KAMPEN GLOBAL FRANCHISE, MERCURY FOCUS VALUE, VAN KAMPEN EQUITY GROWTH, JPMORGAN FLEMING INTERNATIONAL ENHANCED EAFE, JPMORGAN FLEMING SMALL CAP EQUITY, GOLDMAN SACHS INTERNET TOLLKEEPER(SM) AND INTERNATIONAL:



      A Portfolio may not:



      1. with respect to 75% of each Portfolio's total assets (50% of the Van Kampen Global Franchise, JPMorgan Fleming International Enhanced EAFE, and JPMorgan Fleming Small Cap Equity total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;


      2. issue senior securities, except as permitted under the Investment Company Act of 1940;



      3. borrow money, except that (a) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), and (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. In addition, the Goldman Sachs Internet Tollkeeper(SM), Global Franchise, and Van Kampen Equity Growth may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings.


      4. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

      5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

      6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

      8. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

      FOR THE T. ROWE PRICE EQUITY INCOME, T. ROWE PRICE CAPITAL APPRECIATION, LIMITED MATURITY BOND, HARD ASSETS, VAN KAMPEN REAL ESTATE, JENNISON EQUITY OPPORTUNITIES, VAN KAMPEN GROWTH AND INCOME, EAGLE ASSET VALUE EQUITY, AIM MID CAP GROWTH, CAPITAL GUARDIAN SMALL CAP, CAPITAL GUARDIAN MANAGED GLOBAL, AND LIQUID ASSETS:



      Under these restrictions, a Portfolio may not:

      (1) Invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that this restriction does not apply to Van Kampen Real Estate or Hard Assets;



      (2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except that restriction does not apply to Van Kampen Real Estate or Hard Assets;





      (3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto),
            (b) with respect to Liquid Assets, to securities or obligations issued by U.S. banks, (c) with respect to Capital Guardian Managed Global, to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (d) to the Van Kampen Real Estate, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Hard Assets, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for regulated investment companies that are investment vehicles for variable contracts;



      (4) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

      (5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Hard Assets may, consistent with its investment objective and subject to the restrictions described in the Prospectus and in the Statement of Additional Information, purchase securities on margin;

      (6) Lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies:

            (a) invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

            (b)   enter into repurchase agreements; and



            (c) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board of Trustees;


      (7) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies, and except, for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

      (8) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws;



      (9) With respect to the T. Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Hard Assets, Van Kampen Real Estate, and Liquid Assets, make short sales of securities, except short sales against the box, and except that this restriction shall not apply to the Hard Assets, which may engage in short sales within the limitations described in the Statement of Additional Information;



      (10) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectus and in the Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of a Portfolio's assets);



      (11) With respect to the T, Rowe Price Equity Income, T. Rowe Price Capital Appreciation, Limited Maturity Bond, Hard Assets, Van Kampen Real Estate, and Liquid Assets, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio, or, for the Van Kampen Growth and Income, Eagle Asset Value Equity, AIM Mid Cap Growth, Jennison Equity Opportunities, Capital Guardian Small Cap and Capital Guardian Managed Global, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment), would be invested in such securities;



      (12) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

            (a) any Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;



            (b) the T. Rowe Price Equity Income and AIM Mid Cap Growth may engage in futures contracts on gold; and


            (c) this restriction shall not apply to the Capital Guardian Managed Global and the Hard Assets.

      (13) With respect to all Portfolios except the Capital Guardian Managed Global, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that any Portfolio may engage in transactions in options, futures contracts, and options on futures.



FOR MFS TOTAL RETURN, MFS RESEARCH PORTFOLIO, MFS MID CAP GROWTH AND PIMCO CORE BOND :


      A Portfolio may not:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio's total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer; provided that this restriction shall not apply to MFS Mid Cap Growth ;

      (2) invest more than 25% of the value of the Portfolio's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

      (3) borrow money except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (each Portfolio of the Trust is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except PIMCO Core Bond may also borrow to enhance income;

      (4) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;



      (5) purchase or sell any commodity contract, except that each Portfolio may purchase and sell futures contracts based on debt securities, indexes of securities, and foreign currencies and purchase and write options on securities, futures contracts which it may purchase, securities indexes, and foreign currencies and purchase forward contracts. (Securities denominated in gold or other precious metals or whose value is determined by the value of gold or other precious metals are not considered to be commodity contracts.) The MFS Mid Cap Growth, MFS Research and MFS Total Return reserve the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The MFS Mid Cap Growth, MFS Research and MFS Total Return will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, futures contracts, options on futures contracts and forward contracts);



      (6) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

      (7) purchase or sell real estate, although it may purchase and sell securities which are secured by or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry and participation interests in pools of real estate mortgage loans, and it may liquidate real estate acquired as a result of default on a mortgage; and

      (8) issue any class of securities which is senior to a Portfolio shares of beneficial interest except as permitted under the Investment Company Act of 1940 or by order of the SEC.


FOR MARSICO GROWTH:


      The Portfolio may not:

      (1) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere this Statement;

      (2) purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

      (3) make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and this Statement (the short sale restriction is non-fundamental);

      (4) with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

      (5) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options and other hedging activities;

      (6) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

      (7) borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

      (8) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

      (9) invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

      (10) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions;

      (11) own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

      (12) purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets or similar reorganization transaction.



FOR ALLIANCE MID CAP GROWTH:


      The Portfolio may not:

      (1) issue any class of securities which is senior to the Portfolio shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

      (2) purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose);

      (3) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

      (4) underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Trust's Board of Trustees, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities;

      (5) as to 75% of the Portfolio total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio total assets (taken at current value) would be invested in a single industry;

      (6) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; and

      (7) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans.


FOR DEVELOPING WORLD:


      The Portfolio may not:

      (1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of a Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

      (2) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies,
            (b) through the lending of up to 30% of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

      (3) (a) Borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Portfolio that uses such investment techniques and then not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

      (4) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions;

      (5) Except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

      (6) Buy or sell real estate or commodities or commodity contracts; however, the Portfolio, to the extent not otherwise prohibited in the Prospectus or this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information;

      (7) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed in the Prospectus or this Statement of Additional

            Information, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets;

      (8) Invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities);

      (9) Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions; and

      (10) Invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.



FOR SALOMON BROTHERS INVESTORS


      The Portfolio may not:

      (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 15% of any class of securities of such issuer;

      (2)   borrow money, except (i) in order to meet redemption requests or
            (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

      (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Portfolio's investment policies, except that (a) the Portfolio may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Portfolio and (b) the Portfolio may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

      (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Portfolio to be so invested;

      (5) purchase any securities on margin (except that the Portfolio may make deposits in connection with transactions in options on securities), make any so-called "short" sales of securities or participate in any joint or joint and several trading accounts;

      (6)   act as underwriter of securities of other issuers;

      (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Portfolio), or except when such purchase is part of a plan of merger or consolidation;

      (8) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

      (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Portfolio owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

      (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Portfolio may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

      (11)  issue senior securities except as may be permitted by the 1940 Act.



FOR CAPITAL GUARDIAN LARGE CAP VALUE:


      The Portfolio may not:

      (1) issue senior securities, except to the extent that the borrowing of money in accordance with restrictions (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when- issued or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.);

      (2) invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations;

      (3) For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry;

      (4) purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions;

      (5) borrow money, except that the portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions;

      (6) underwrite securities of other issuers except insofar as the Portfolio may be considered an underwriter under the 1933 Act in selling portfolio securities;

      (7) purchase or sell real estate, except that the Portfolio may invest in securities issued by companies which invest in real estate or interests therein and may invest in mortgages and mortgage-backed securities; and

      (8) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and may purchase and sell futures contracts on foreign currencies and options on such futures contracts.



FOR SALOMON BROTHERS ALL CAP:


      The Portfolio may not:

      (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Portfolio's investment in any one security, other than United States Government obligations, will not exceed 5% of the value of its total assets and as to this 50%, the Portfolio will not invest in more than 15% of the outstanding voting securities of any one issuer;

      (2) borrow money or pledge or mortgage its assets, except as described under "Description of Securities and Investment Techniques" and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

      (3) underwrite securities, except in instances where the Portfolio has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ("restricted securities"); in such registrations, the Portfolio may technically be deemed an "underwriter" for purposes of the 1933 Act. No more than 10% of the value of Portfolio's total assets may be invested in illiquid securities;

      (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under "Description of Securities and Investment Techniques -- Lending of Portfolio Securities" in this Statement of Additional Information, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Portfolio from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

      (5) invest more than 10% of the value of the Portfolio's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

      (6) invest in companies for the purpose of exercising control or management. (The Portfolio may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Portfolio may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

      (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Portfolio may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales "against the box", i.e., when a security identical to one owned by the Portfolio, or which the Portfolio has the right to acquire without payment of additional consideration, is borrowed and sold short);

      (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Portfolio (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

      (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Portfolio's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Portfolio pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment Portfolios and will be further reduced by the Portfolio's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

      (10) purchase or hold securities of an issuer if one or more persons affiliated with the Portfolio or with Smith Barney Asset Management owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

      (11) buy portfolio securities from, or sell portfolio securities to, any of the Portfolio's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

      (12) purchase or sell warrants; however, the Portfolio may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Portfolio's total assets). Covered options with respect to no more than 10% in value of the Portfolio's total assets will be outstanding at any one time;

      (13) invest in interest in oil, gas or other mineral exploration or development programs, or

      (14)  issue senior securities except as may be permitted by the 1940 Act.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

FOR LIMITED MATURITY BOND:



      (1) Non-government securities must be rated Baa3 or better by Moody's or BBB or better by S&P or, if not rated, determined to be of comparable quality;





      (2) Money market securities must be rated in the two highest categories by Moody's or S&P or, if not rated, determined to be of comparable quality;





      (3) The Portfolio will not invest more than 10% of total assets in foreign government securities;




      (4) The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market;





      (5) Borrowing may not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, (ii) options, futures, options on futures and forward currency contracts, and (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);





      (6) Illiquid securities may not exceed 10% of net assets ( including repurchase agreements and fixed-time deposits subject to withdrawing penalties maturing in more than 7 days); or





      (7) The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this Statement of Additional Information.




FOR LIQUID ASSETS:




      (1) Investments will not be rated below the two highest ratings categories;




      (2) The Portfolio will invest 95% of the investments that, at the time of purchase, are rated in the highest short-term ratings category, or if unrated, determined to be of comparable quality;

      (3) With respect to 100% of total assets, the Portfolio will not invest more than (i) 5% of such assets in securities of any one issuer (except U.S. government securities), (ii) 10% of such assets subject to demand features or guarantees from a single institution (with respect to 75% of total assets), or (iii) purchase more than 10% of the outstanding voting securities of any one issuer





      (4) The Portfolio will not invest in more than the greater of 1% of total assets or $1,000,000 in securities of any one issuer that are rated in the second highest ratings category (excluding U.S.

            Government securities)




      (5) The Portfolio will not invest in obligations issued or guaranteed by a foreign government (or its agencies or instrumentalities) or by supranational organization that is rated below A by S&P or Moody's





      (6) The Portfolio will not have more than 25% of net assets invested in securities of issuers located in any one emerging market





      (7) Borrowing will not exceed 10% of the value of the total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%)





      (8) The Portfolio will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this Statement of Additional Information





      (9)   Investments in fixed time deposits may not exceed 10% of net assets




      (10) Investments in foreign bank obligations are limited to U.S. dollar-denominated obligations


FOR VAN KAMPEN REAL ESTATE:



(1) The Portfolio may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it and except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.





(2) The Portfolio may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts or related options is not considered the purchase of a security on margin.





(3) The Portfolio may not invest in the securities issued by other investment companies as part of a merger, reorganization or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.





(4) The Portfolio may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.





(5) The Portfolio may not invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.





(6) The Portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities.





(7) The Portfolio may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.





(8) The Portfolio may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists. Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.



      The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.



FOR UBS U.S. BALANCED, FMR(SM) DIVERSIFIED MID CAP, JANUS GROWTH AND INCOME AND JANUS SPECIAL EQUITY:




      (1) The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.





      (2) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.





      (3) The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).





      (4) The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.





      (5) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

      With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

      Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.



      For purposes of normally investing at least 80% of the FMR(SM) Diversified Mid Cap's assets in securities of companies of medium market capitalizations, the Portfolio Manager intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.





      FOR MARSICO GROWTH, MERCURY FUNDAMENTAL GROWTH, MERCURY FOCUS VALUE, VAN KAMPEN GLOBAL FRANCHISE, VAN KAMPEN EQUITY GROWTH, JPMORGAN FLEMING INTERNATIONAL ENHANCED EAFE, JPMORGAN FLEMING SMALL CAP EQUITY, AND
INTERNATIONAL:





      (1) The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.





      (2) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.





      (3) The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)), and only to the extent that the value of the Portfolio's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, and provided further that the borrowing may be made only for temporary, extraordinary or emergency purposes in amounts not exceeding 20% of the value of the Portfolio's total assets at the time of borrowing.





      (4) The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.





      (5) The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets, except up to 20% of the Mercury Fundamental Growth's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)





      (6)   The Portfolio may purchase or write options on securities only if
            (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets, (ii) aggregate premiums on put options purchased by a Portfolio do not exceed 5% of its net assets, (iii) not more than 25% of the Portfolio's net assets would be hedged, and
            (iv) not more than 25% of the Portfolio's net assets are used as cover for options written by the Portfolio.



      With respect to non-fundamental investment restriction 4, if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

      Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.



FOR VAN KAMPEN GROWTH AND INCOME, EAGLE ASSET VALUE EQUITY, AIM MID CAP GROWTH AND CAPITAL GUARDIAN SMALL CAP:



      A Portfolio may not:



      (1) Make short sales of securities, except short sales against the box (this restriction shall not apply to the AIM Mid Cap Growth, Capital Guardian Small Cap, and Capital Guardian Managed Global, which may make short sales within the limitations described in the Prospectus and elsewhere in this Statement of Additional Information); and



      (2) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio Manager are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

FOR CAPITAL GUARDIAN MANAGED GLOBAL:

      The Portfolio may not:

      Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts.

FOR MFS TOTAL RETURN, MFS RESEARCH AND MFS MID CAP GROWTH :

      A Portfolio may not:



      (1) invest more than 15% (except 10% with respect to the MFS Research,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;



      (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

      (3) make investments for the purpose of gaining control of a company's management.

FOR PIMCO CORE BOND :

      The Portfolio may not:

      (1) invest more than 15% (except 10% with respect to the MFS Research,) of the net assets of a Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

      (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts and forward foreign currency contracts and in connection with swap agreements;

      (3) make investments for the purpose of gaining control of a company's management.

      Unless otherwise indicated, all limitations applicable to Portfolio investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

FOR MARSICO GROWTH:

      The Portfolio may not invest, in the aggregate, more than 15% of its net assets in illiquid securities.



FOR ALLIANCE MID CAP GROWTH:


      The Portfolio may not:

      (1) invest in warrants (other than warrants acquired by the Portfolio as a part of a unit or attached to securities at the time of purchase) if, as a result, such investment (valued at the lower of cost or market value) would exceed 5% of the value of the Portfolio net assets, provided that not more than 2% of the Portfolio net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

      (2) purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions;

      (3) purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio total assets would be invested in such securities, or (ii) more than 5% of the Portfolio total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

      (4) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and
            (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

      (5) invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

      (6)   invest in real estate limited partnerships;

      (7) purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

      (8) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.);

      (9) make investments for the purpose of exercising control or management;

      (10) invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

      (11)  acquire more than 10% of the voting securities of any issuer;

      (12) invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933); or

      (13) purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

FOR DEVELOPING WORLD:

      The Portfolio may not:

      (1) Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) purchased by a Portfolio;

      (2) Invest in any issuer for purposes of exercising control or management of the issuer;

      (3) Except as described in the Prospectus and this Statement of Additional Information, acquire or dispose of put, call, straddle or spread options subject to the following conditions:

            (a)   such options are written by other persons, and

            (b) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Portfolio's total assets;

      (4) Except as described in the Prospectus and this Statement of Additional Information, engage in short sales of securities; and

      (5) Purchase more than 10% of the outstanding voting securities of any one issuer.

      If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

FOR SALOMON BROTHERS INVESTORS:

      The Portfolio may not:

      (1) invest in warrants (other than warrants acquired by the Salomon Brothers Investors as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Salomon Brothers Investors's net assets or if, as a result, more than 2% of the Salomon Brothers Investors's net assets would be invested in warrants that are not listed on AMEX or NYSE;

      (2) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Salomon Brothers Investors from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

      (3) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 10 above.

FOR CAPITAL GUARDIAN LARGE CAP VALUE:

      The Portfolio may not:

      (1) lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money;

      (2) lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities;

      (3) knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable;

      (4) sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin.

      (5) write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

      (6) purchase securities for the purpose of exercising control or management;

      (7) purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization;

            For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies; and

      (8) pledge, hypothecate, mortgage or transfer (except as provided in restriction (4)) as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 33 1/3% of the value of the Portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets;

            If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

FOR GOLDMAN SACHS INTERNET TOLLKEEPER(SM) :

      The Portfolio may not:

      (1)   invest for the purpose of exercising control or management;

      (2) sell property or securities short, except short sales against the box; and

      (3) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

      Unless otherwise indicated, all percentage limitations listed above apply to the Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction (iii) and non-fundamental restriction (v) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

      For purposes of non-fundamental restriction (2), a short sale "against the box" shall not be considered a short position.

NON-FUNDAMENTAL INVESTMENT POLICIES

      The Board of Trustees of the Trust have also adopted the following non-fundamental investment policies for each of the following Portfolios, which may be changed upon 60 days' prior notice to shareholders:

      ALLIANCE MID CAP GROWTH

      Under normal circumstances, the Portfolio will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes.

      CAPITAL GUARDIAN SMALL CAP

      The Portfolio invests at least 80% of its assets in equity securities of small capitalization ("small-cap") companies.

      PIMCO CORE BOND

      The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities.



      FMR(SM) DIVERSIFIED MID CAP

      The Portfolio Manager normally invests at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations.



      VAN KAMPEN EQUITY GROWTH

      Under normal circumstances, at least 80% of the net assets of the Portfolio will be invested in equity securities plus any borrowings for investment purposes.

      T. ROWE PRICE EQUITY INCOME

      The Portfolio normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

      JENNISON EQUITY OPPORTUNITIES

      The Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in attractively valued equity securities of companies with current or emerging earnings growth the Portfolio Manager believes to be not fully appreciated or recognized by the market.

      HARD ASSETS

      The Portfolio invests at least 80% of its assets in the equities of producers of commodities.


      INTERNATIONAL



      Under normal conditions, the Portfolio invests at least 80% of its net assets and borrowings for investment purposes in equity securities of issuers located in countries outside of the United States.

      GOLDMAN SACHS INTERNET TOLLKEEPER(SM)

      The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of investment) in equity investments in "Internet Tollkeeper" companies, which are companies in the media, telecommunications, technology and internet sectors, which provide access, infrastructure, content and services to internet companies and internet users.



      JANUS SPECIAL EQUITY




      The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities selected for their potential for long-term growth of capital.





      JPMORGAN FLEMING SMALL CAP EQUITY


      Under normal market conditions, the Portfolio invests at least 80% of its total assets in equity securities of small-cap companies.

      CAPITAL GUARDIAN LARGE CAP VALUE

      The Portfolio Manager seeks to achieve the Portfolio's investment objective by investing, under normal market conditions, at least 80% of its assets in equity and equity-related securities of companies with market capitalizations greater than $1 billion at the time of investment.

      LIMITED MATURITY BOND

      The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are primarily limited maturity debt securities.



      MFS MID CAP GROWTH




      The Portfolio normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") which the Portfolio Manager believes have above-average growth potential.



      VAN KAMPEN REAL ESTATE

      The Portfolio invests at least 80% of its assets in equity securities of companies in the U.S. real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

      AIM MID CAP GROWTH


      The Portfolio seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of mid-capitalization companies.

      EAGLE ASSET VALUE EQUITY



      The Portfolio normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.



                             MANAGEMENT OF THE TRUST



      The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Amended and Restated Agreement and Declaration of Trust. The Board governs each Portfolio of the Trust and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Trust's activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio's performance. The Trustees are Paul S. Doherty, J. Michael Earley, R. Barbara Gitenstein, Walter H. May, Thomas J. McInerney, Jock Patton, David W.C. Putnam, Blaine E. Rieke, John G. Turner, Roger B. Vincent, and Richard A. Wedemeyer. The Executive Officers of the Trust are James M. Hennessy, Michael J. Roland, Mary Bea Wilkinson, Robert S. Naka, Kimberly A. Anderson, Robyn L. Ichilov, Sue Kinens, Todd Modic, Maria Anderson, and Lauren Bensinger.




      Set forth in the table below is information about each Trustee of the Trust.





                                                                                               NUMBER

                            POSITION(S)                                                     OF PORTFOLIOS         OTHER
                               HELD               TERM OF                PRINCIPAL         IN FUND COMPLEX    DIRECTORSHIPS
                               WITH         OFFICE AND LENGTH OF       OCCUPATION(S)          OVERSEEN            HELD
NAME, ADDRESS AND AGE          TRUST            TIME SERVED         DURING PAST 5 YEARS      BY TRUSTEE        BY TRUSTEE
---------------------          -----            -----------         -------------------      ----------        ----------

INDEPENDENT TRUSTEES

PAUL S. DOHERTY              Trustee         Trustee, GCG Trust      Mr. Doherty is                 107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        President and Partner,                    October 1999 -
Rd.                                          Present)                Doherty, Wallace,                         Present
Scottsdale, Arizona 85258                                            Pillsbury and Murphy,
Date of Birth:  04/28/1934                                           P.C., Attorneys (1996
                                                                     -Present); Director,
                                                                     Tambrands, Inc. (1993
                                                                     - 1998); and Trustee
                                                                     of each of the funds
                                                                     managed by Northstar
                                                                     Investment Management
                                                                     Corporation (1993 -
                                                                     1999).

J. MICHAEL EARLEY            Trustee         Trustee, GCG Trust      President and Chief            107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (1997 - Present)        Executive Officer,                        February 2002 -
Rd.                                                                  Bankers Trust Company,                    Present
Scottsdale, Arizona 85258                                            N.A. (1992 - Present).
Date of Birth:  05/02/1945

R. BARBARA GITENSTEIN        Trustee         Trustee, GCG Trust      President, College of          107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (1997 - Present)        New Jersey (1999 -                        February 2002 -
Rd.                                                                  Present).  Formerly,                      Present
Scottsdale, Arizona 85258                                            Executive Vice
Date of Birth:  02/18/1948                                           President and Provost,
                                                                     Drake
                                                                     University
                                                                     (1992 -
                                                                     1998).



WALTER H. MAY                Trustee         Trustee, GCG Trust      Retired.  Formerly,            107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        Managing Director and                     October 1999 -
Rd.                                          Present)                Director of Marketing,                    Present and Best
Scottsdale, Arizona 85258                                            Piper Jaffray, Inc.;                      Prep Charity (1991 -
Date of Birth:  12/21/1936                                           Trustee of each of the                    Present).
                                                                     funds managed by
                                                                     Northstar Investment

                                                                     Management Corporation

                                                                     (1996 - 1999).

JOCK PATTON                  Trustee         Trustee, GCG Trust      Private Investor (June         107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        1997 - Present).                          August 1995 -
Rd.                                          Present);               Formerly, Director and                    Present, Director,
Scottsdale, Arizona 85258                                            Chief Executive                           Hypercom, Inc.
Date of Birth:  12/11/1945                                           Officer, Rainbow                          (January 1999 -
                                                                     Multimedia Group, Inc.                    Present); JDA
                                                                     (January 1999 -                           Software Group, Inc.
                                                                     December 2001);                           (January 1999 -
                                                                     Director of Stuart                        Present); Buick of
                                                                     Entertainment, Inc.;                      Scottsdale, Inc.;
                                                                     Director of Artisoft,                     National Airlines,
                                                                     Inc. (1994 - 1998).                       Inc.; BG Associates,
                                                                                                               Inc.; BK
                                                                                                               Entertainment, Inc.;
                                                                                                               and Arizona
                                                                                                               Rotorcraft, Inc.

DAVID W.C. PUTNAM            Trustee         Trustee, GCG Trust      President and                  107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        Director, F.L. Putnam                     October 1999 -
Rd.                                          Present)                Securities Company,                       Present, Anchor
Scottsdale, Arizona 85258                                            Inc. and its                              International Bond
Date of Birth:  10/08/1939                                           affiliates; President,                    Trust (December 2000
                                                                     Secretary and Trustee,                    - Present); F.L.
                                                                     The Principled Equity                     Putnam Foundation
                                                                     Market Fund.                              (December 2000 -
                                                                     Formerly, Trustee,                        Present);
                                                                     Trust Realty Corp.;                       Progressive Capital
                                                                     Anchor Investment                         Accumulation Trust
                                                                     Trust; Bow Ridge                          (August 1998 -
                                                                     Mining Company                            Present); Principled
                                                                     and each of the funds                     Equity Market Fund
                                                                     managed by Northstar                      (November 1996 -
                                                                     Investment Management                     Present), Mercy
                                                                     Corporation (1994 -                       Endowment Foundation
                                                                     1999).                                    (1995 - Present);

                                                                                                               Director,
                                                                                                               F.L.
                                                                                                               Putnam
                                                                                                               Investment
                                                                                                               Management
                                                                                                               Company
                                                                                                               (December
                                                                                                               2001
                                                                                                               -
                                                                                                               Present);
                                                                                                               Asian
                                                                                                               American
                                                                                                               Bank
                                                                                                               and
                                                                                                               Trust
                                                                                                               Company
                                                                                                               (June
                                                                                                               1992
                                                                                                               -
                                                                                                               Present);
                                                                                                               and
                                                                                                               Notre
                                                                                                               Dame
                                                                                                               Health
                                                                                                               Care
                                                                                                               Center
                                                                                                               (1991
                                                                                                               -
                                                                                                               Present)
                                                                                                               F.L.
                                                                                                               Putnam
                                                                                                               Securities
                                                                                                               Company,
                                                                                                               Inc.
                                                                                                               (June
                                                                                                               1978
                                                                                                               -
                                                                                                               Present);
                                                                                                               and
                                                                                                               an
                                                                                                               Honorary
                                                                                                               Trustee,
                                                                                                               Mercy
                                                                                                               Hospital
                                                                                                               (1973
                                                                                                               -
                                                                                                               Present).



BLAINE E. RIEKE*             Trustee         Trustee, GCG Trust      General Partner,               107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        Huntington Partners                       February 2001 -
Rd.                                          Present)                (January 1997 -                           Present and Morgan
Scottsdale, Arizona 85258                                            Present).  Chairman of                    Chase Trust Co.
Date of Birth:  09/10/1933                                           the Board and Trustee                     (January 1998 -
                                                                     of each of the funds                      Present).
                                                                     managed by ING
                                                                     Investment Management
                                                                     Co. LLC (November 1998
                                                                     - February 2001).

ROGER B. VINCENT***          Trustee         Trustee, GCG Trust      President, Springwell          107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (1994 - Present)        Corporation (1989 -                       February 2002 -
Rd.                                                                  Present).  Formerly,                      Present and
Scottsdale, Arizona 85258                                            Director, Tatham                          Director, AmeriGas
Date of Birth:  08/26/1945                                           Offshore, Inc. (1996 -                    Propane, Inc. (1998
                                                                     2000).                                    - Present).

RICHARD A. WEDEMEYER         Trustee         Trustee, GCG Trust      Retired.  Mr.                  107        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        Wedemeyer was formerly                    February 2001 -
Rd.                                          Present)                Vice President -                          Present and
Scottsdale, Arizona 85258                                            Finance and                               Touchstone
Date of Birth:  03/23/1936                                           Administration,                           Consulting Group
                                                                     Channel Corporation                       (1997 - Present).
                                                                     (June 1996 - April
                                                                     2002).  Formerly, Vice
                                                                     President, Operations
                                                                     and
                                                                     Administration,
                                                                     Jim Henson
                                                                     Productions
                                                                     (1979 -
                                                                     1997);
                                                                     Trustee,
                                                                     First
                                                                     Choice
                                                                     Funds (1997
                                                                     - 2001);
                                                                     and of each
                                                                     of the
                                                                     funds
                                                                     managed by
                                                                     ING
                                                                     Investment
                                                                     Management
                                                                     Co. LLC
                                                                     (1998 -
                                                                     2001).

TRUSTEES WHO ARE
"INTERESTED PERSONS"

THOMAS J. MCINERNEY**        Trustee         Trustee, GCG Trust      Chief Executive                161        Trustee, ING Funds,
7337 E. Doubletree Ranch                     (February 2002 -        Officer, ING U.S.                         February 2001 -
Rd.                                          Present)                Financial Services                        Present; Equitable
Scottsdale, Arizona 85258                                            (September 2001 -                         Life Insurance Co.,
Date of Birth:  05/05/1956                                           Present); General                         Golden American Life
                                                                     Manager and Chief                         Insurance Co., Life
                                                                     Executive Officer, ING                    Insurance Company of
                                                                     U.S. Worksite                             Georgia, Midwestern
                                                                     Financial Services                        United Life
                                                                     (December 2000 -                          Insurance Co.,
                                                                     Present); Member, ING                     ReliaStar Life
                                                                     Americas Executive                        Insurance Co.,
                                                                     Committee (2001 -                         Security Life of
                                                                     Present); President,                      Denver, Security
                                                                     Chief Executive                           Connecticut Life
                                                                     Officer and Director                      Insurance Co.,
                                                                     of Northern Life                          Southland Life
                                                                     Insurance Company                         Insurance Co., USG
                                                                     (March 2001 - October                     Annuity and Life
                                                                     2002), ING Aeltus                         Company, and United
                                                                     Holding Company, Inc.                     Life and Annuity
                                                                     (2000 - Present), ING                     Insurance Co. Inc
                                                                     Retail Holding Company                    (March 2001 -
                                                                     (1998 - Present), ING                     Present); Director,
                                                                     Life Insurance and                        Ameribest Life
                                                                     Annuity Company                           Insurance Co.,
                                                                     (September 1997 -                         (March 2001 to
                                                                     November 2002) and ING                    January 2003);
                                                                     Retirement Holdings,                      Director, First
                                                                     Inc. (1997 -                              Columbine Life
                                                                     Present).  Formerly,                      Insurance Co. (March
                                                                     General Manager and                       2001 to December
                                                                     Chief Executive                           2002); Member of the
                                                                     Officer, ING Worksite                     Board, National
                                                                     Division (December                        Commission on
                                                                     2000 - October 2001),                     Retirement Policy,
                                                                     President, ING-SCI,                       Governor's Council
                                                                     Inc. (August 1997 -                       on Economic
                                                                     December 2000);                           Competitiveness and
                                                                     President, Aetna                          Technology of
                                                                     Financial Services                        Connecticut,
                                                                     (August 1997 -                            Connecticut Business
                                                                     December 2000).                           and Industry

                                                                                                               Association,
                                                                                                               Bushnell;
                                                                                                               Connecticut
                                                                                                               Forum;
                                                                                                               Metro
                                                                                                               Hartford
                                                                                                               Chamber
                                                                                                               of
                                                                                                               Commerce;
                                                                                                               and
                                                                                                               is
                                                                                                               Chairman,
                                                                                                               Concerned
                                                                                                               Citizens
                                                                                                               for
                                                                                                               Effective
                                                                                                               Government.



JOHN G. TURNER**             Chairman and    Trustee, GCG            Chairman, Hillcrest            107        Trustee, ING Funds,
7337 E. Doubletree Ranch     Trustee         (February 2002 -        Capital Partners (May                     October 1999 -
Rd.                                          present)                2002-Present);                            Present; Director,
Scottsdale, Arizona 85258                                            President, Turner                         Hormel Foods
Date of Birth:  10/03/1939                                           Investment Company                        Corporation (March
                                                                     (January 2002 -                           2000 - Present);
                                                                     Present).  Mr. Turner                     Shopko Stores, Inc.
                                                                     was formerly Vice                         (August 1999 -
                                                                     Chairman of ING                           Present); and M.A.
                                                                     Americas (2000 -                          Mortenson Company
                                                                     2002); Chairman and                       (March 2002 -
                                                                     Chief Executive                           Present).
                                                                     Officer of ReliaStar
                                                                     Financial Corp. and
                                                                     ReliaStar Life
                                                                     Insurance Company
                                                                     (1993 -
                                                                     2000);
                                                                     Chairman of
                                                                     ReliaStar
                                                                     United
                                                                     Services
                                                                     Life
                                                                     Insurance
                                                                     Company
                                                                     (1995 -
                                                                     1998);
                                                                     Chairman of
                                                                     ReliaStar
                                                                     Life
                                                                     Insurance
                                                                     Company of
                                                                     New York
                                                                     (1995 -
                                                                     2001);
                                                                     Chairman of
                                                                     Northern
                                                                     Life
                                                                     Insurance
                                                                     Company
                                                                     (1992 -
                                                                     2001);
                                                                     Chairman
                                                                     and Trustee
                                                                     of the
                                                                     Northstar
                                                                     affiliated
                                                                     investment
                                                                     companies
                                                                     (1993 -
                                                                     2001) and
                                                                     Director,
                                                                     Northstar
                                                                     Investment
                                                                     Management
                                                                     Corporation
                                                                     and its
                                                                     affiliates
                                                                     (1993 -
                                                                     1999 ).


* For a period of time prior to May 1, 2003, Mr. Reike may have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio or the Trust, due to a family member's employment by the Portfolio Manager of that Portfolio.





** Messrs. McInerney and Turner are deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended because of their relationships with ING Groep, N.V., the parent corporation of DSI.





*** Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs & Co., the parent company of the Portfolio Manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.





Set forth in the table below is information on the Officers of the Trust.





                               POSITIONS HELD WITH THE     TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE          FUND                        LENGTH OF TIME SERVED (1)   FIVE YEARS (2)

JAMES M. HENNESSY
7337 E. Doubletree Ranch Rd.   President and Chief         March 2003 - Present        President, Chief Executive Officer and
Scottsdale, Arizona 85258      Executive Officer                                       Chief Operating Officer March 2002 -
Date of Birth:  04/09/1949                                                             Present (For the ING Funds), February 2001
                                                                                       - March 2002

                                                                                       (For
                                                                                       the
                                                                                       Pilgrim
                                                                                       Funds),
                                                                                       Chief
                                                                                       Operating
                                                                                       Officer
                                                                                       June
                                                                                       2000
                                                                                       -
                                                                                       February
                                                                                       2001
                                                                                       (For
                                                                                       the
                                                                                       Pilgrim
                                                                                       Funds);
                                                                                       President
                                                                                       and
                                                                                       Chief
                                                                                       Executive
                                                                                       Officer,
                                                                                       ING
                                                                                       Capital
                                                                                       Corporation,
                                                                                       LLC,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC,
                                                                                       ING
                                                                                       Advisors,
                                                                                       Inc.,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC,
                                                                                       Lexington
                                                                                       Funds
                                                                                       Distributor,
                                                                                       Inc.,
                                                                                       Express
                                                                                       America
                                                                                       T.C.,
                                                                                       Inc.
                                                                                       and
                                                                                       EAMC
                                                                                       Liquidation
                                                                                       Corp.
                                                                                       (December
                                                                                       2001
                                                                                       -
                                                                                       Present);
                                                                                       Executive
                                                                                       Vice
                                                                                       President
                                                                                       and
                                                                                       Chief
                                                                                       Operating
                                                                                       Officer
                                                                                       and
                                                                                       ING
                                                                                       Funds
                                                                                       Distributor,
                                                                                       LLC
                                                                                       (June
                                                                                       2000
                                                                                       -
                                                                                       Present).
                                                                                       Formerly,
                                                                                       Executive
                                                                                       Vice
                                                                                       President
                                                                                       and
                                                                                       Chief
                                                                                       Operating
                                                                                       Officer,
                                                                                       ING
                                                                                       Quantitative
                                                                                       Management,
                                                                                       Inc.
                                                                                       (October
                                                                                       2001
                                                                                       -
                                                                                       September
                                                                                       2002),
                                                                                       Senior
                                                                                       Executive
                                                                                       Vice
                                                                                       President
                                                                                       (June
                                                                                       2000
                                                                                       -
                                                                                       December
                                                                                       2000)
                                                                                       and
                                                                                       Secretary
                                                                                       (April
                                                                                       1995
                                                                                       -
                                                                                       December
                                                                                       2000),
                                                                                       ING
                                                                                       Capital
                                                                                       Corporation,
                                                                                       LLC,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC,
                                                                                       ING
                                                                                       Advisors,
                                                                                       Inc.,
                                                                                       Express
                                                                                       America
                                                                                       T.C.,
                                                                                       Inc.
                                                                                       and
                                                                                       EAMC
                                                                                       Liquidation
                                                                                       Corp.;
                                                                                       Executive
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Capital
                                                                                       Corporation,
                                                                                       LLC
                                                                                       and
                                                                                       its
                                                                                       affiliates
                                                                                       (May
                                                                                       1998
                                                                                       -
                                                                                       June
                                                                                       2000);
                                                                                       and
                                                                                       Senior
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Capital
                                                                                       Corporation,
                                                                                       LLC
                                                                                       and
                                                                                       its
                                                                                       affiliates
                                                                                       (April
                                                                                       1995
                                                                                       -
                                                                                       April
                                                                                       1998).



                               POSITIONS HELD WITH THE     TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE          FUND                        LENGTH OF TIME SERVED (1)   FIVE YEARS (2)
MICHAEL J. ROLAND
7337 E. Doubletree Ranch Rd.   Executive Vice President    March 2003 - Present        Executive Vice President, Assistant
Scottsdale, Arizona 85258      and Chief Financial                                     Secretary and Principal Financial Officer,
Date of Birth:  05/30/1958     Officer                                                 March 2002 - Present (For the ING Funds),

                                                                                       Senior
                                                                                       Vice
                                                                                       President
                                                                                       and
                                                                                       Principal
                                                                                       Financial
                                                                                       Officer,
                                                                                       June
                                                                                       1998
                                                                                       -
                                                                                       March
                                                                                       2002
                                                                                       (For
                                                                                       the
                                                                                       Pilgrim
                                                                                       Funds),
                                                                                       Chief
                                                                                       Financial
                                                                                       Officer,
                                                                                       December
                                                                                       2002
                                                                                       -
                                                                                       Present
                                                                                       (For
                                                                                       the
                                                                                       IPI
                                                                                       Funds),
                                                                                       Executive
                                                                                       Vice
                                                                                       President,
                                                                                       Chief
                                                                                       Financial
                                                                                       Officer
                                                                                       and
                                                                                       Treasurer,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC,
                                                                                       ING
                                                                                       Funds
                                                                                       Distributor,
                                                                                       LLC,
                                                                                       ING
                                                                                       Advisors,
                                                                                       Inc.,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC,
                                                                                       Inc.,
                                                                                       Lexington
                                                                                       Funds
                                                                                       Distributor,
                                                                                       Inc.,
                                                                                       Express
                                                                                       America
                                                                                       T.C.,
                                                                                       Inc.
                                                                                       and
                                                                                       EAMC
                                                                                       Liquidation
                                                                                       Corp.
                                                                                       (December
                                                                                       2001
                                                                                       -
                                                                                       Present).
                                                                                       Formerly,
                                                                                       Executive
                                                                                       Vice
                                                                                       President,
                                                                                       Chief
                                                                                       Financial
                                                                                       Officer
                                                                                       and
                                                                                       Treasurer
                                                                                       ING
                                                                                       Quantitative
                                                                                       Management
                                                                                       (December
                                                                                       2001
                                                                                       -
                                                                                       September
                                                                                       2002),
                                                                                       Senior
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC
                                                                                       and
                                                                                       ING
                                                                                       Funds
                                                                                       Distributor,
                                                                                       LLC
                                                                                       (June
                                                                                       1998
                                                                                       -
                                                                                       December
                                                                                       2001)
                                                                                       and
                                                                                       Chief
                                                                                       Financial
                                                                                       Officer
                                                                                       of
                                                                                       Endeavor
                                                                                       Group
                                                                                       (April
                                                                                       1997
                                                                                       -
                                                                                       June
                                                                                       1998).

MARY BEA WILKINSON             Vice President              March 2003 - Present        Senior Vice President, ING Outside Funds
1475 Dunwoody                                                                          Group (2000-present); Senior Vice
DriveWest                                                                              President and Chief Financial Officer,
Chester, PA  19380                                                                     First Golden American Life Insurance
Date of Birth:  09/18/1956                                                             Company of New York (1997-present);
                                                                                       President, Directed Services, Inc.
                                                                                       (1993-1997)

ROBERT S. NAKA                                                                         Senior Vice President and Assistant, March
7337 E. Doubletree Ranch Rd.   Senior Vice President       March 2003 - Present        2002 - Present
Scottsdale, Arizona 85258                                                              (For the ING Funds), Senior Vice President
Date of Birth:  06/17/1963                                                             and Assistant Secretary,  November 1999 -

                                                                                       March
                                                                                       2002
                                                                                       (For
                                                                                       the
                                                                                       Pilgrim
                                                                                       Funds),
                                                                                       Assistant
                                                                                       Secretary,
                                                                                       July
                                                                                       1996
                                                                                       -
                                                                                       November
                                                                                       1999
                                                                                       (For
                                                                                       the
                                                                                       Pilgrim
                                                                                       Funds),
                                                                                       Secretary
                                                                                       Senior
                                                                                       Vice
                                                                                       President
                                                                                       and
                                                                                       Assistant
                                                                                       Secretary,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC,
                                                                                       ING
                                                                                       Funds
                                                                                       Distributor,
                                                                                       LLC,
                                                                                       ING
                                                                                       Advisors,
                                                                                       Inc.,
                                                                                       ING
                                                                                       Capital
                                                                                       Corporation,
                                                                                       LLC,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC
                                                                                       (October
                                                                                       2001
                                                                                       -
                                                                                       Present)
                                                                                       and
                                                                                       Lexington
                                                                                       Funds
                                                                                       Distributor,
                                                                                       Inc.
                                                                                       (December
                                                                                       2001
                                                                                       -
                                                                                       Present).
                                                                                       Formerly,
                                                                                       Senior
                                                                                       Vice
                                                                                       President
                                                                                       and
                                                                                       Assistant
                                                                                       Secretary,
                                                                                       ING
                                                                                       Quantitative
                                                                                       Management,
                                                                                       Inc.
                                                                                       (October
                                                                                       2001
                                                                                       -
                                                                                       September
                                                                                       2002),
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC
                                                                                       (April
                                                                                       1997
                                                                                       -
                                                                                       October
                                                                                       1999),
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC
                                                                                       (February
                                                                                       1997
                                                                                       -
                                                                                       August
                                                                                       1999)
                                                                                       and
                                                                                       Assistant
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC
                                                                                       (August
                                                                                       1995
                                                                                       -
                                                                                       February
                                                                                       1997).



                               POSITIONS HELD WITH THE     TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE          FUND                        LENGTH OF TIME SERVED (1)   FIVE YEARS (2)
KIMBERLY A. ANDERSON           Vice President and          March 2003 - Present        Vice President and Secretary, March 2002 -
7337 E. Doubletree Ranch Rd.   Secretary                                               Present (For the ING Funds), February 2001
Scottsdale, Arizona 85258                                                              - March 2002 (For the Pilgrim Funds), ING
Date of Birth:  07/25/1964                                                             Funds Services, LLC, ING Funds

                                                                                       Distributor,
                                                                                       LLC,
                                                                                       ING
                                                                                       Advisors,
                                                                                       Inc.,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC
                                                                                       (October
                                                                                       2001
                                                                                       -
                                                                                       Present)
                                                                                       and
                                                                                       Lexington
                                                                                       Funds
                                                                                       Distributor,
                                                                                       Inc.
                                                                                       (December
                                                                                       2001
                                                                                       -
                                                                                       Present).
                                                                                       Formerly,
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Quantitative
                                                                                       Management,
                                                                                       Inc.
                                                                                       (October
                                                                                       2001
                                                                                       -
                                                                                       September
                                                                                       2002);
                                                                                       Assistant
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC
                                                                                       (November
                                                                                       1999
                                                                                       -
                                                                                       January
                                                                                       2001)
                                                                                       and
                                                                                       has
                                                                                       held
                                                                                       various
                                                                                       other
                                                                                       positions
                                                                                       with
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC
                                                                                       for
                                                                                       more
                                                                                       than
                                                                                       the
                                                                                       last
                                                                                       five
                                                                                       years.

ROBYN L. ICHILOV                                                                       Vice President and Treasurer, March 2002 -
7337 E. Doubletree Ranch Rd.   Vice President and          March 2003 - Present        Present (For the ING Funds), May 1998 -
Scottsdale, Arizona 85258      Treasurer                                               March 2002  (For the Pilgrim Funds), Vice
Date of Birth:  09/25/1967                                                             President, November 1997 - May 1998

                                                                                       (For
                                                                                       the
                                                                                       Pilgrim
                                                                                       Funds),
                                                                                       Vice
                                                                                       President,
                                                                                       ING
                                                                                       Funds
                                                                                       Services,
                                                                                       LLC
                                                                                       (October
                                                                                       2001
                                                                                       -
                                                                                       Present)
                                                                                       and
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC
                                                                                       (August
                                                                                       1997
                                                                                       -
                                                                                       Present);
                                                                                       Accounting
                                                                                       Manager,
                                                                                       ING
                                                                                       Investments,
                                                                                       LLC
                                                                                       (November
                                                                                       1995
                                                                                       -
                                                                                       Present).

SUE KINENS                     Assistant Vice President    March 2003 - Present        Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.   and Assistant Secretary                                 Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258                                                              (December 2002 - Present); and has held
Date of Birth:  12/31/1976                                                             various other positions with ING Funds

Services, LLC for the last five years.

TODD MODIC                     Assistant Vice President    March 2003 - Present        Director of Financial Reporting, ING
7337 E. Doubletree Ranch Rd.                                                           Investments, LLC (March 2001 - Present).
Scottsdale, Arizona 85258                                                              Formerly, Director of Financial Reporting,
Date of Birth:  11/03/1967                                                             Axient Communications, Inc. (May 2000 -

                                                                                       January
                                                                                       2001)
                                                                                       and
                                                                                       Director
                                                                                       of
                                                                                       Finance,
                                                                                       Rural/Metro
                                                                                       Corporation
                                                                                       (March
                                                                                       1995
                                                                                       -
                                                                                       May
                                                                                       2000).

MARIA M. ANDERSON              Assistant Vice President    March 2003 - Present        Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                           Services, LLC (October 2001 - Present).
Scottsdale, Arizona 85258                                                              Formerly, Manager of Fund Accounting and
Date of Birth:  05/29/1958                                                             Fund Compliance, ING Investments, LLC

                                                                                       (September
                                                                                       1999
                                                                                       -
                                                                                       November
                                                                                       2001);
                                                                                       Section
                                                                                       Manager
                                                                                       of
                                                                                       Fund
                                                                                       Accounting,
                                                                                       Stein
                                                                                       Roe
                                                                                       Mutual
                                                                                       Funds
                                                                                       (July
                                                                                       1998
                                                                                       -
                                                                                       August
                                                                                       1999);
                                                                                       and
                                                                                       Financial
                                                                                       Reporting
                                                                                       Analyst,
                                                                                       Stein
                                                                                       Roe
                                                                                       Mutual
                                                                                       Funds
                                                                                       (August
                                                                                       1997
                                                                                       -
                                                                                       July
                                                                                       1998).



                               POSITIONS HELD WITH THE     TERM OF OFFICE AND          PRINCIPAL OCCUPATION(S) DURING THE LAST
NAME, ADDRESS AND AGE          FUND                        LENGTH OF TIME SERVED (1)   FIVE YEARS (2)
LAUREN D. BENSINGER            Vice President              March 2003 - Present        Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                           Officer (July, 1995 to Present), ING Funds
Scottsdale, Arizona 85258                                                              Distributor, LLC. (formerly ING Funds
Date of Birth:  02/06/1954                                                             Distributor, Inc. and ING Pilgrim
                                                                                       Securities, Inc.); Vice President
                                                                                       (February, 1996 to Present) and Chief
                                                                                       Compliance Officer (October, 2001 to
                                                                                       Present) ING Investments, LLC (formerly
                                                                                       ING Pilgrim Investments, LLC and ING
                                                                                       Investments, Inc.); Vice President and
                                                                                       Chief Compliance Officer (July 2000 to
                                                                                       Present), ING Advisors, Inc. (formerly ING
                                                                                       Pilgrim Advisors, Inc.), Vice President
                                                                                       and Chief Compliance Officer (July 2000 to
                                                                                       September 2002) ING Quantitative
                                                                                       Management, Inc. (formerly ING Pilgrim
                                                                                       Quantitative Management, Inc and Market
                                                                                       Systems Research Advisors, Inc. ), and
                                                                                       Vice President (July 1995 to Present) ING
                                                                                       Fund Services, LLC (formerly ING Pilgrim
                                                                                       Group, LLC).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.





(2) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:





 INGInvestments, LLC (March 2002 - name changed from ING Pilgrim Investments,
    LLC)

  ING Mutual Funds Management Co., LLC (April 2001 - merged
    into ING Pilgrim Investments, LLC)
  ING Pilgrim Investments, Inc. (February 2001 - merged into
    ING Pilgrim Investments, LLC)
  ING Pilgrim Investments, LLC (February 2001 - formed) ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim Investments, Inc.)
  Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim
    Investments, Inc.)
  Pilgrim Investments, Inc. (October 1998 - name changed
    from Pilgrim America Investments, Inc.)
  Pilgrim America Investments, Inc. (April 1995 - name
    changed from Newco Advisory Corporation)
  Newco Advisory Corporation (December 1994 - incorporated)




  **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)




 ING Funds Distributor, LLC.  (October 2002)
  ING Funds Distributor, Inc. (October 2002 - merged into
    ING Funds Distributor, LLC)
   ING Funds Distributor, LLC (October 2002 - formed) ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim Securities, Inc.)
  Northstar Distributors Inc. (November 1999 - merged into
    Pilgrim Securities, Inc.)
  Pilgrim Securities, Inc.  (October 1998 - name changed
    from Pilgrim America Securities, Inc.)
  Pilgrim America Securities, Inc. (April 1995 - name
    changed from Newco Distributors Corporation)
  Newco Distributors Corporation (December 1994
    -incorporated)




ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)

 ING Pilgrim Group, Inc. (February 2001 - merged into
    Pilgrim Group LLC)
 ING Pilgrim Group, LLC (February 2001 - formed) ING Pilgrim Group, Inc. (September 2000 - name changed from

    Pilgrim Group, Inc.)
 Lexington Global Asset Managers, Inc. (July 2000 - merged into
    Pilgrim Group, Inc.)
 Northstar Administrators, Inc. (November 1999 - merged into
    Pilgrim Group, Inc.)
 Pilgrim Group, Inc. (October 1998 - name changed from
    Pilgrim American Group, Inc.)
 Pilgrim America Group, Inc. (April 1995 - name changed from
    Newco Holdings Management Corporation)
 Newco Holdings Management Corporation (December 1994 - incorporated)




ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
    Corporation, LLC)

 INGPilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
    Capital Corporation, LLC)

 ING Pilgrim Capital Corporation, LLC (February 2001 -
    formed)
 ING Pilgrim Capital Corporation (September 2000 - name
    changed from Pilgrim Capital Corporation)
 Pilgrim Capital Corporation (February 2000 - name changed
    from Pilgrim Holdings Corporation)
 Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
    Holdings, Inc.)

 Northstar Holdings, Inc. (October 1999 - merged into
    Pilgrim Capital Corporation)
 Pilgrim Capital Corporation (June 1999 - name changed from
    Pilgrim America Capital Corporation)
 Pilgrim Capital Corporation (June 1999 - merged into
    Pilgrim America Capital Corporation)
 Pilgrim America Capital Corporation (April 1997 - incorporated)


                             SHARE OWNERSHIP POLICY

      In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own beneficially, shares of one or more funds managed by ING entities at all times. For this purpose, beneficial ownership of Portfolio shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Portfolio.

      Under this Policy, the initial value of investments in ING Investors Trust that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Portfolio's investments will not cause a Trustee to have to make any additional investments under this Policy.

                 TRUSTEES' PORTFOLIO EQUITY OWNERSHIP POSITIONS

Each of the current Trustees' ownership interest in the Trust, as of December 31, 2002, is set forth below:



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                  SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF                                   TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                 EQUITY SECURITIES IN TRUST                        COMPANIES
---------------                 --------------------------                        ---------------------------------
Paul S. Doherty                 None                                              Over $100,000
J. Michael Earley               Marsico Growth-- $10,001-$50,000                  $10,001 - $50,000
                                MFS Mid Cap Growth -- $1--$10,000
                                Capital Guardian Small Cap
                                      -- $10,001-$50,000
R. Barbara Gitenstein           Janus Special Equity Portfolio -- $1 -- $10,000   $50,001 - $100,000

Walter H. May                   None                                              Over $100,000
Thomas J. McInerney             None                                              None
Jock Patton                     None                                              $50,001 - $100,000
David W.C. Putnam               None                                              Over $100,000
Blaine E. Rieke                 None                                              $50,001 - $100,000
John G. Turner                  None                                              None

Roger B. Vincent                T. Rowe Price Capital Appreciation -- $10,000     Over $100,000
                                -- $50,000

                                Liquid Assets -- $10,000 -- $50,000
                                Van Kampen Growth and Income
                                      -- $10,001-$50,000
                                Capital Guardian Small Cap
                                      -- $10,001-$50,000

Richard A. Wedemeyer            None                                              $10,001 - $50,000


*     Elected as Trustee on February 15, 2002.

      BOARD COMMITTEES



      VALUATION COMMITTEE. The Board has established a Valuation Committee whose function is to review the determination of the value of securities held by the Portfolios for which market quotations are not available. The Valuation Committee currently consists of Jock Patton, Walter H. May, David W.C. Putnam and R. Barbara Gitenstein. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended December 31, 2002, the Valuation Committee held four (4) meetings.




      EXECUTIVE COMMITTEE. The Board has established an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Executive Committee consists of John G. Turner, Walter H. May, Thomas J. McInerney and Jock Patton. Mr. Turner serves as Chairman of the Committee. During the fiscal year ended December 31, 2002, the Executive Committee held four (4) meetings.




      NOMINATING COMMITTEE. The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee consists of Walter H. May, Paul S. Doherty, R. Barbara Gitenstein and Richard A. Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended December 31, 2002, the Nominating Committee held one (1) meeting.




      AUDIT COMMITTEE. The Board has established an Audit Committee, composed entirely of Independent Trustees. The Audit Committee consists of Blaine E. Rieke, Paul S. Doherty, J. Michael Earley, Roger B. Vincent and Richard A. Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee reviews the financial reporting process, the Trust's systems of internal control, the audit process, and the Trust's processes for monitoring compliance with investment restrictions and applicable laws. The Audit Committee recommends to the Board the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements with respect to the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. During the fiscal year ended December 31, 2002, the Audit Committee held four (4) meetings.




      INVESTMENT REVIEW COMMITTEES. On February 26, 2002, the Board established three investment review committees: the Domestic Equity Portfolios Investment Review Committee, International Portfolios Investment Review Committee, and Fixed Income Portfolios Investment Review Committee. The purpose of these committees is to provide a committee structure that can effectively provide oversight of investment activities of the mutual fund portfolios. The Domestic Equity Portfolios Investment Review Committee consists of J. Michael Early, David W.C. Putnam, Blaine E. Rieke, John G. Turner, and Roger B. Vincent. The International Equity Investment Review Committee consists of Paul S. Doherty, R. Barbara Gitenstein, Walter May, Thomas J. McInerney, Jock Patton, and Richard A. Wedemeyer. The Fixed Income Portfolios Investment Review Committee consists of Paul S. Doherty, R. Barbara Gitenstein, Walter May, Jock Patton, Thomas J. McInerney, and Richard A. Wedemeyer. During the fiscal year ended December 31, 2002, each Investment Review Committee held four (4) meetings.





FREQUENCY OF BOARD MEETINGS

      The Board currently conducts regular meetings four times a year. The Audit and Valuation Committees also meet regularly four times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMPENSATION OF TRUSTEES

      Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component.

      Prior to February 26, 2002, each Independent Trustee, and any Interested Trustee that is not an interested person of ING or DSI, received (i) an annual retainer of $20,000, payable in equal quarterly installments; (ii) $5,000 per meeting for each Board meeting attended in person; (iii) $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board Meeting or for any specially called telephonic meeting; (iv) $5,000 per annum for serving as a committee chairperson, paid in equal quarterly installments;
(v) $1,250 per meeting for attendance at a regular Board meeting by telephone;
(vi) $250 per meeting for attendance of a committee meeting not held in conjunction with a regular Board meeting by telephone; and (vii) reimbursement for out-of-pocket expenses. In addition, the Lead Trustee received an additional 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 plus 50% of $1,000 for attendance in person at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephonic meeting. The pro rata share paid by each Portfolio was based on the Portfolio's average net assets as a percentage of the average net assets of all the Portfolios for which the Trustees serve in common as trustees as of the date the payment is due. None of the Trustees of the Trust was entitled to receive pension or retirement benefits during the year ended December 31, 2002.



      Effective February 26, 2002, each Portfolio of the Trust pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any Committee meeting; (iv) $1,000 for attendance at any Special meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Portfolio is based on each Portfolio's average net assets as a percentage of the average net assets of all the funds managed by DSI or its affiliate, ING Investments LLC, for which the Trustees serve in common as directors/trustees.





      The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by DSI and its affiliates for the fiscal year ended December 31, 2002. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by DSI or its affiliates.


    NAME OF         AGGREGATE      AGGREGATE      AGGREGATE       AGGREGATE      AGGREGATE
PERSON, POSITION  COMPENSATION   COMPENSATION   COMPENSATION    COMPENSATION   COMPENSATION
                      FROM         FROM UBS      FROM CAPITAL    FROM PIMCO        FROM
                     SALOMON         U.S.          GUARDIAN       CORE BOND     DEVELOPING
                  BROTHERS ALL     BALANCED       SMALL CAP                        WORLD
                       CAP

----------------  ------------   ------------   ------------    ------------   ------------
JOHN G. TURNER
TRUSTEE(4), (5)          --            --              --             --             --

THOMAS J.
MCINERNEY                --            --              --             --             --
TRUSTEE(4), (5)

R. GLENN
HILLIARD

TRUSTEE(4),              --            --              --             --             --
(5), (10)

J. MICHAEL
EARLY                $1,534          $461            $685           $263           $132
TRUSTEE

R. BARBARA
GITENSTEIN           $1,538          $447            $685           $224           $172
TRUSTEE

ROGER B.
VINCENT              $1,700          $493            $716           $234           $139
TRUTEE(9)

PAUL S. DOHERTY
TRUSTEE(4)           $1,569          $472            $685           $263           $133

WALTER H. MAY
TRUSTEE(4)           $1,945          $565            $825           $270           $160

BLAINE E.
RIEKE                $1,669          $483            $716           $234           $139
TRUSTEE(4), (8)

RICHARD A.
WEDEMEYER            $1,569          $457            $685           $224           $172
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)           $1,845          $539            $794           $260           $194

DAVID W.C.
PUTNAM

TRUSTEE(4)           $1,669          $483            $716           $234           $139

ROBERT A.
GRAYSON

TRUSTEE(6)               --            --              --             --             --

STANLEY B.
SEIDLER

TRUSTEE(6)               --            --              --             --             --

ELIZABETH J.
NEWELL

TRUSTEE(6)               --            --              --             --             --

JOHN R. BARMEYER
TRUSTEE(6)               --            --              --             --             --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)          --            --              --             --             --




    NAME OF          AGGREGATE       AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE
PERSON, POSITION   COMPENSATION    COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION
                    FROM FMR(SM)     FROM VAN     FROM T. ROWE       FROM            FROM
                    DIVERSIFIED       KAMPEN      PRICE EQUITY     JENNISON     MERCURY FOCUS
                      MID-CAP      EQUITY GROWTH     INCOME         EQUITY          VALUE
                                                                   OPPORTUNITIES

----------------   ------------    ------------   ------------   -------------  ------------
JOHN G. TURNER
TRUSTEE(4), (5)            --             --            --             --             --

THOMAS J.
MCINERNEY                  --             --            --             --             --
TRUSTEE(4), (5)

R. GLENN
HILLIARD

TRUSTEE(4),                --             --            --             --             --
(5), (10)

J. MICHAEL
EARLY                  $1,011         $  988          $703           $622            $39
TRUSTEE

R. BARBARA
GITENSTEIN             $1,015         $  992          $720           $622            $39
TRUSTEE

ROGER B.
VINCENT                $1,123         $1,098          $772           $687            $43
TRUTEE(9)

PAUL S. DOHERTY
TRUSTEE(4)             $1,040         $1,019          $707           $631            $40

WALTER H. MAY
TRUSTEE(4)             $1,284         $1,257          $883           $786            $49

BLAINE E.
RIEKE                  $1,097         $1,074          $768           $685            $42
TRUSTEE(4), (8)

RICHARD A.
WEDEMEYER              $1,040         $1,019          $724           $625            $40
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)             $1,228         $1,205          $839           $726            $47

DAVID W.C.
PUTNAM

TRUSTEE(4)             $1,097         $1,071          $768           $685            $42

ROBERT A.
GRAYSON

TRUSTEE(6)                 --             --            --             --             --

STANLEY B.
SEIDLER

TRUSTEE(6)                 --             --            --             --             --

ELIZABETH J.
NEWELL

TRUSTEE(6)                 --             --            --             --             --

JOHN R. BARMEYER
TRUSTEE(6)                 --             --            --             --             --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)            --             --            --             --             --




    NAME OF         AGGREGATE      AGGREGATE      AGGREGATE       AGGREGATE      AGGREGATE
PERSON, POSITION  COMPENSATION   COMPENSATION   COMPENSATION    COMPENSATION   COMPENSATION
                  FROM T. ROWE   FROM MERCURY      FROM JP        FROM VAN         FROM
                      PRICE       FUNDAMENTAL       MORGAN         KAMPEN         MARSICO
                     CAPITAL        GROWTH      FLEMING SMALL      GLOBAL         GROWTH
                  APPRECIATION                    CAP EQUITY      FRANCHISE


----------------  ------------   ------------   ------------    ------------   ------------
JOHN G. TURNER
TRUSTEE(4), (5)            --             --            --             --             --




    NAME OF          AGGREGATE       AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE
PERSON, POSITION   COMPENSATION    COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION
                    FROM MFS MID       FROM           FROM           FROM            FROM
                     CAP GROWTH     HARD ASSETS     JPMORGAN     INT'L EQUITY      SALOMON
                                                     FLEMING                       BROTHERS
                                                      INT'L                       INVESTORS
                                                    ENHANCED
                                                      EAFE

----------------   ------------    ------------   ------------   ------------   ------------
JOHN G. TURNER
TRUSTEE(4), (5)            --             --            --             --             --


    NAME OF         AGGREGATE      AGGREGATE      AGGREGATE       AGGREGATE      AGGREGATE
PERSON, POSITION  COMPENSATION   COMPENSATION   COMPENSATION    COMPENSATION   COMPENSATION
                  FROM T. ROWE   FROM MERCURY      FROM JP        FROM VAN         FROM
                      PRICE       FUNDAMENTAL       MORGAN         KAMPEN         MARSICO
                     CAPITAL        GROWTH      FLEMING SMALL      GLOBAL         GROWTH
                  APPRECIATION                    CAP EQUITY      FRANCHISE


----------------  ------------   ------------   ------------    ------------   ------------
THOMAS J.
MCINERNEY                --            --               --             --             --
TRUSTEE(4), (5)

R. GLENN
HILLIARD

TRUSTEE(4),              --            --               --             --             --
(5), (10)

J. MICHAEL
EARLY                $1,783          $267           $1,022         $1,022         $1,254
TRUSTEE

R. BARBARA
GITENSTEIN           $1,576          $268           $1,026         $1,658         $1,254
TRUSTEE

ROGER B.
VINCENT              $1,742          $297           $1,137         $1,137         $1,383
TRUTEE(9)

PAUL S. DOHERTY
TRUSTEE(4)           $1,799          $275           $1,051         $1,822         $1,254

WALTER H. MAY
TRUSTEE(4)           $1,992          $339           $1,300         $2,095         $1,583

BLAINE E.
RIEKE                $1,728          $289           $1,108         $1,785         $1,383
TRUSTEE(4), (8)

RICHARD A.
WEDEMEYER            $1,589          $275           $1,055         $1,702         $1,254
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)           $1,853          $325           $1,247         $1,247         $1,454

DAVID W.C.
PUTNAM

TRUSTEE(4)           $1,728          $289           $1,108         $1,108         $1,383

ROBERT A.
GRAYSON

TRUSTEE(6)           $1,728          $289           $1,108         $1,108         $1,383

STANLEY B.
SEIDLER

TRUSTEE(6)               --            --               --             --             --

ELIZABETH J.
NEWELL

TRUSTEE(6)               --            --               --             --             --

JOHN R. BARMEYER
TRUSTEE(6)               --            --               --             --             --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)          --            --               --             --             --




    NAME OF          AGGREGATE       AGGREGATE      AGGREGATE      AGGREGATE      AGGREGATE
PERSON, POSITION    COMPENSATION    COMPENSATION   COMPENSATION   COMPENSATION   COMPENSATION
                    FROM MFS MID       FROM           FROM           FROM            FROM
                     CAP GROWTH     HARD ASSETS     JPMORGAN     INT'L EQUITY      SALOMON
                                                     FLEMING                       BROTHERS
                                                      INT'L                       INVESTORS
                                                    ENHANCED
                                                      EAFE

---------------     -----------    ------------   -------------  ------------   ------------
THOMAS J.
MCINERNEY                  --            --             --             --              --
TRUSTEE(4), (5)

R. GLENN
HILLIARD

TRUSTEE(4),                --            --             --             --              --
(5), (10)

J. MICHAEL
EARLY                  $1,209          $202           $300           $543            $247
TRUSTEE

R. BARBARA
GITENSTEIN             $1,211          $203           $303           $621            $247
TRUSTEE

ROGER B.
VINCENT                $1,334          $224           $332           $588            $273
TRUTEE(9)

PAUL S. DOHERTY
TRUSTEE(4)             $1,210          $206           $310           $553            $250

WALTER H. MAY
TRUSTEE(4)             $1,526          $256           $381           $679            $312

BLAINE E.
RIEKE                  $1,333          $220           $325           $580            $270
TRUSTEE(4), (8)

RICHARD A.
WEDEMEYER              $1,211          $206           $311           $629            $250
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)             $1,404          $243           $367           $725            $292

DAVID W.C.
PUTNAM

TRUSTEE(4)             $1,333          $220           $325           $580            $270

ROBERT A.
GRAYSON

TRUSTEE(6)             $1,333          $220           $325           $580            $270

STANLEY B.
SEIDLER

TRUSTEE(6)                 --            --             --             --              --

ELIZABETH J.
NEWELL

TRUSTEE(6)                 --            --             --             --              --

JOHN R. BARMEYER
TRUSTEE(6)                 --            --             --             --              --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)            --            --             --             --              --




     NAME OF          AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE       AGGREGATE
PERSON, POSITION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION    COMPENSATION
                        FROM         FROM CAPITAL     FROM LIMITED      FROM LIQUID        FROM
                    JANUS GROWTH       GUARDIAN       MATURITY BOND       ASSETS          CAPITAL
                     AND INCOME        LARGE CAP                                          GUARDIAN
                                        VALUE                                          MANAGED GLOBAL
----------------    ------------     ------------     ------------     ------------    --------------
JOHN G. TURNER
TRUSTEE(4), (5)            --               --               --               --               --

THOMAS J.
MCINERNEY                  --               --               --               --               --
TRUSTEE(4), (5)

R. GLENN
HILLIARD

TRUSTEE(4), (5),           --               --               --               --               --
(10)




     NAME OF          AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
PERSON, POSITION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                        FROM             FROM             FROM             FROM
                     VAN KAMPEN      MFS RESEARCH     JANUS SPECIAL     AIM MID CAP
                     REAL ESTATE                         EQUITY           GROWTH
----------------    ------------     ------------     ------------     ------------
JOHN G. TURNER
TRUSTEE(4), (5)             --             --                 --               --

THOMAS J.
MCINERNEY                   --             --                 --               --
TRUSTEE(4), (5)

R. GLENN
HILLIARD

TRUSTEE(4), (5),            --             --                 --               --
(10)


     NAME OF          AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE       AGGREGATE
PERSON, POSITION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION    COMPENSATION
                        FROM         FROM CAPITAL     FROM LIMITED      FROM LIQUID         FROM
                    JANUS GROWTH       GUARDIAN       MATURITY BOND       ASSETS          CAPITAL
                     AND INCOME        LARGE CAP                                         GUARDIAN
                                         VALUE                                         MANAGED GLOBAL
----------------    ------------     ------------     ------------     ------------    --------------
J. MICHAEL EARLY
TRUSTEE                $1,099            $637            $1,292           $2,233           $  972

R. BARBARA
GITENSTEIN             $1,106            $675            $1,177           $1,950           $  974
TRUSTEE

ROGER B. VINCENT
TRUTEE(9)              $1,167            $693            $1,229           $2,073           $1,079

PAUL S. DOHERTY
TRUSTEE(4)             $1,199            $645            $1,344           $2,247           $  993

WALTER H. MAY
TRUSTEE(4)             $1,347            $794            $1,422           $2,384           $1,234

BLAINE E. RIEKE
TRUSTEE(4), (8)        $1,144            $686            $1,218           $2,060           $1,061

RICHARD A.
WEDEMEYER              $1,129            $682            $1,188           $1,964           $  993
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)             $1,332            $791            $1,392           $2,288           $1,166

DAVID W.C.
PUTNAM

TRUSTEE(4)             $1,444            $686            $1,218           $2,060           $1,061

ROBERT A.
GRAYSON

TRUSTEE(6)                 --              --                --               --               --

STANLEY B.
SEIDLER

TRUSTEE(6)                 --              --                --               --               --

ELIZABETH J.
NEWELL

TRUSTEE(6)                 --              --                --               --               --

JOHN R. BARMEYER
TRUSTEE(6)                 --              --                --               --               --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)            --              --                --               --               --




     NAME OF           AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
PERSON, POSITION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                         FROM             FROM             FROM             FROM
                      VAN KAMPEN      MFS RESEARCH     JANUS SPECIAL     AIM MID CAP
                      REAL ESTATE                         EQUITY           GROWTH

----------------     ------------     ------------     ------------     ------------
J. MICHAEL EARLY
TRUSTEE                  $212            $1,206           $1,939           $1,841

R. BARBARA
GITENSTEIN               $212            $1,207           $1,949           $1,850
TRUSTEE

ROGER B. VINCENT
TRUTEE(9)                $234            $1,332           $2,062           $2,037

PAUL S. DOHERTY
TRUSTEE(4)               $212            $1,211           $2,153           $2,000

WALTER H. MAY
TRUSTEE(4)               $268            $1,524           $2,370           $2,336

BLAINE E. RIEKE
TRUSTEE(4), (8)          $234            $1,328           $2,007           $1,998

RICHARD A.
WEDEMEYER                $212            $1,211           $2,003           $1,889
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)               $246            $1,407           $2,366           $2,227

DAVID W.C.
PUTNAM

TRUSTEE(4)               $234            $1,328           $2,007           $1,998

ROBERT A.
GRAYSON

TRUSTEE(6)                 --                --               --               --

STANLEY B.
SEIDLER

TRUSTEE(6)                 --                --               --               --

ELIZABETH J.
NEWELL

TRUSTEE(6)                 --                --               --               --

JOHN R. BARMEYER
TRUSTEE(6)                 --                --               --               --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)            --                --               --               --




     NAME OF          AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
PERSON, POSITION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                        FROM          FROM EAGLE        FROM VAN       FROM ALLIANCE
                      MFS TOTAL       ASSET VALUE     KAMPEN GROWTH   MID CAP GROWTH
                       RETURN           EQUITY         AND INCOME
----------------    ------------     ------------     ------------    -------------
JOHN G. TURNER
TRUSTEE(4), (5)            --              --               --                --

THOMAS J.
MCINERNEY                  --              --               --                --
TRUSTEE(4), (5)

R. GLENN
HILLIARD
TRUSTEE(4), (5)

(10)                       --              --               --                --

J. MICHAEL EARLY
TRUSTEE                $1,837            $282            $1,699           $  974

R. BARBARA
GITENSTEIN             $1,573            $282            $1,702           $  977
TRUSTEE

ROGER B. VINCENT
TRUTEE(9)              $1,736            $311            $1,879           $1,076




     NAME OF            AGGREGATE       PENSION OR        ESTIMATED          TOTAL
PERSON, POSITION      COMPENSATION      RETIREMENT         ANNUAL        COMPENSATION
                       FROM GOLDMAN      BENEFITS         BENEFITS           FROM
                          SACHS           ACCRUED           UPON          REGISTRANT
                         INTERNET       AS PART OF      RETIREMENT(1)      AND FUND
                        TOLLKEEPER         FUND                          COMPLEX PAID
                                         EXPENSES                             TO
                                                                         TRUSTEES(2),
                                                                              (3)

----------------      ------------      ----------      -------------    ------------
JOHN G. TURNER
TRUSTEE(4), (5)              --             --               --                  --

THOMAS J.
MCINERNEY                    --             --               --                  --
TRUSTEE(4), (5)

R. GLENN                     --
HILLIARD
TRUSTEE(4), (5)

(10)                                        --               --                  --

J. MICHAEL EARLY
TRUSTEE                    $438             N/A              N/A            $48,305

R. BARBARA
GITENSTEIN                 $439             N/A              N/A            $50,658
TRUSTEE

ROGER B. VINCENT
TRUTEE(9)                  $486             N/A              N/A            $76,011


     NAME OF          AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
PERSON, POSITION    COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                        FROM          FROM EAGLE        FROM VAN       FROM ALLIANCE
                      MFS TOTAL       ASSET VALUE     KAMPEN GROWTH   MID CAP GROWTH
                       RETURN           EQUITY         AND INCOME
----------------    ------------     ------------     -------------   -------------
PAUL S. DOHERTY
TRUSTEE(4)             $1,843            $282            $1,720           $  988

WALTER H. MAY
TRUSTEE(4)             $1,986            $356            $2,151           $1,233

BLAINE E. RIEKE
TRUSTEE(4), (8)        $1,731            $311            $1,861           $1,064

RICHARD A.
WEDEMEYER              $1,578            $282            $1,720           $  988
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)             $1,833            $327            $2,010           $1,157

DAVID W.C.
PUTNAM

TRUSTEE(4)             $1,731            $311            $1,861           $1,064

ROBERT A.
GRAYSON

TRUSTEE(6)                 --              --                --               --

STANLEY B.
SEIDLER

TRUSTEE(6)                 --              --                --               --

ELIZABETH J.
NEWELL

TRUSTEE(6)                 --              --                --               --

JOHN R. BARMEYER
TRUSTEE(6)                 --              --                --               --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)            --              --                --               --




     NAME OF          AGGREGATE       PENSION OR        ESTIMATED          TOTAL
PERSON, POSITION    COMPENSATION      RETIREMENT         ANNUAL        COMPENSATION
                     FROM GOLDMAN      BENEFITS         BENEFITS           FROM
                        SACHS           ACCRUED           UPON          REGISTRANT
                       INTERNET       AS PART OF      RETIREMENT(1)      AND FUND
                      TOLLKEEPER         FUND                          COMPLEX PAID
                                       EXPENSES                             TO
                                                                       TRUSTEES(2),
                                                                             (3)

----------------    -------------     ----------      -------------    ------------
PAUL S. DOHERTY
TRUSTEE(4)               $451             N/A              N/A            $76,532

WALTER H. MAY
TRUSTEE(4)               $556             N/A              N/A            $88,288

BLAINE E. RIEKE
TRUSTEE(4), (8)          $474             N/A              N/A            $74,771

RICHARD A.
WEDEMEYER                $451             N/A              N/A            $70,133
TRUSTEE(4)

JOCK PATTON
TRUSTEE(4)               $533             N/A              N/A            $88,759

DAVID W.C.
PUTNAM

TRUSTEE(4)               $474             N/A              N/A            $76,855

ROBERT A.
GRAYSON

TRUSTEE(6)                 --             --               --                  --

STANLEY B.
SEIDLER

TRUSTEE(6)                 --             --               --                  --

ELIZABETH J.
NEWELL

TRUSTEE(6)                 --             --               --                  --

JOHN R. BARMEYER
TRUSTEE(6)                 --             --               --                  --

ROBERT C.
SALIPANTE

TRUSTEE(5), (6)            --             --               --                  --


(1) The Board has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the Trust at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.



(2) Represents compensation for 93 portfolios, the total number of Portfolios in the Trust as of December 31, 2002.



(3) Director/Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.

(4)   Elected as Trustee on February 15, 2002.

(5) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of DSI, the manager and distributor to the Trust. Officers and Trustees who are interested persons of ING or the Adviser do not receive any compensation from the Portfolio.

(6) Did not stand for re-election as Trustee and stepped down from the Board as of February 26, 2002.

(7)   Resigned as a Trustee effective February 26, 2002.



(8) For a period of time prior to May 1, 2003, Mr. Rieke may have been an "interested person," as defined in the1940 Act, of the Goldman Sachs Internet Tollkeeper Portfolio of the Trust, due to a family member's employment by the Portfolio Manager of that Portfolio.





(9) Mr. Vincent was the beneficial owner of 200 shares of Goldman, Sachs & Co., the parent company of the Portfolio Manager of the Goldman Sachs Internet Tollkeeper(SM) Portfolio of the Trust, from December 2002 through February 2003. These shares were acquired by an account that Mr. Vincent does not directly manage, and he disposed of the shares upon learning that they were held in his account. Mr. Vincent may technically have been an "interested person," as defined in the 1940 Act, of the Goldman Sachs Internet Tollkeeper(SM) Portfolio and of the Trust during this period.





(10)  Resigned as a Trustee effective April 30, 2003.

OWNERSHIP OF SHARES

The following table describes Mr. Vincent's beneficial ownership of equity securities of Goldman, Sachs & Co. as of December 31, 2002. Goldman Sachs & Co was a Portfolio Manager of a Portfolio of the Trust. Effective May 1, 2003, Goldman Sachs & Co. was reorganized as the parent company to a Portfolio Manager. Mr. Vincent's beneficial ownership of these shares was divested subsequent to December 31, 2002.




       NAME OF DIRECTOR        COMPANY        TITLE OF CLASS      VALUE OF SECURITIES        PERCENT OF CLASS
       Roger B. Vincent      Goldman, Sachs   Common               $13,620*                < 1%
                             & Co.

*As of December 31, 2002.



CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS



As of December 31, 2002, none of the Independent Trustees or their immediate family members owned beneficially or of record securities in DSI or ING Groep, N.V. ("ING") or any affiliated companies of DSI or ING, except as described above. In addition, none of the Independent Trustees or their immediate family members had a direct or indirect material interest in DSI or ING or any affiliated companies of DSI or ING.



Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. A control person may be able to take actions regarding its Portfolio without the consent or approval of other shareholders.







As of March 31, 2003, no Variable Contract Owner owned a Variable Contract that entitled the owner to give voting instructions with respect to 5% or more of the shares of a Portfolio.





Shares of the Portfolios may be offered to insurance companies as depositors of separate accounts which are used to fund variable annuity contracts ("VA Contracts") and variable life insurance contracts ("VLI Contracts"), to qualified pension and retirement plans outside the separate accounts context, and to investment advisers and their affiliates. Golden American Life Insurance Company may be deemed a control person of the Fund in that certain of its separate accounts hold more than 25% of the shares of each Portfolio of the Trust.





As of March 31, 2003, the following owned of record or, to the knowledge of the Trust, beneficially owned more than 5% or more of the outstanding shares of:





                  PORTFOLIO

                CLASS OF SHARES
                                            GOLDEN AMERICAN LIFE     GOLDEN AMERICAN LIFE    EQUITABLE LIFE INSURANCE
                                             INSURANCE CO. 1475       INSURANCE CO. SEED         COMPANY OF IOWA,
                                            DUNWOODY DRIVE, WEST            SHARES              604 LOCUST STREET
                                              CHESTER, PA 19380      1475 DUNWOODY DRIVE       DES MOINES, IA 50309
                                                                    WEST CHESTER, PA 19380
              AIM MID CAP GROWTH
                      CLASS A                      96.56%
                      CLASS S                      96.45%

           ALLIANCE MID CAP GROWTH
                      CLASS A                      97.62%
                      CLASS S                      85.69%                                             13.63%

       CAPITAL GUARDIAN LARGE CAP VALUE
                      CLASS A                      99.46%
                      CLASS S                      98.25%


     CAPITAL GUARDIAN MANAGED GLOBAL
          CLASS A                                  95.51%
          CLASS S                                  98.27%

     CAPITAL GUARDIAN SMALL CAP
          CLASS A                                  97.99%
          CLASS S                                  93.63%                                             5.49%

     DEVELOPING WORLD
          CLASS A                                  95.34%
          CLASS S                                  95.71%




     EAGLE ASSET VALUE EQUITY
          CLASS A                                  96.19%
          CLASS S                                  97.68%

     FMR(SM) DIVERSIFIED MID CAP
          CLASS A                                  98.72%
          CLASS S                                  99.94%

     GOLDMAN SACHS INTERNET
     TOLLKEEPER(SM)
          CLASS A                                  93.50%                   6.50%
          CLASS S                                  86.98%

     HARD ASSETS
          CLASS A                                  97.21%
          CLASS S                                  98.10%

     INTERNATIONAL

          CLASS A                                  99.04%
          CLASS S                                  86.45%                                            13.42%

     JANUS GROWTH AND INCOME
          CLASS A                                  99.47%
          CLASS S                                  99.94%

     JANUS SPECIAL EQUITY
          CLASS A                                  86.56%                  13.44%
          CLASS S                                 100.00%

     JENNISON EQUITY OPPORTUNITIES
          CLASS A                                  95.90%
          CLASS S                                  97.85%

     JPMORGAN FLEMING INT'L ENHANCED
     EAFE

          CLASS A                                  97.46%                  34.33%
          CLASS S                                  65.67%

     JPMORGAN FLEMING SMALL CAP EQUITY
          CLASS A                                  99.52%
          CLASS S                                  77.95%                  22.05%

     LIMITED MATURITY BOND
          CLASS A                                     --
          CLASS S                                  91.83%                                             5.96%

     LIQUID ASSETS
          CLASS A                                  99.66%
          CLASS S                                  93.82%

     MARSICO GROWTH
          CLASS A                                  98.61%
          CLASS S                                  90.94%                                             8.17%

     MERCURY FOCUS VALUE
          CLASS A                                  93.08%                   6.92%
          CLASS S                                  76.81%                  23.19%

     MERCURY FUNDAMENTAL GROWTH
          CLASS A
          CLASS S                                  96.57%
                                                   70.44%                  29.56%


     MFS MID CAP GROWTH
          CLASS A                                  99.29%
          CLASS S                                  83.74%                                            14.98%

     MFS RESEARCH
          CLASS A                                  98.19%
          CLASS S                                  75.19%                                            24.08%

     MFS TOTAL RETURN
          CLASS A                                  99.72%
          CLASS S                                  83.70%                                            15.67%

     PIMCO CORE BOND
          CLASS A                                  99.85%
          CLASS S                                  97.50%

     SALOMON BROTHERS ALL CAP
          CLASS A                                  98.69%
          CLASS S                                  98.20%

     SALOMON BROTHERS INVESTORS
          CLASS A                                  97.21%
          CLASS S                                  97.22%

     T. ROWE PRICE CAPITAL APPRECIATION
          CLASS A                                  99.75%
          CLASS S                                  93.79%

     T. ROWE PRICE EQUITY INCOME
          CLASS A                                  99.54%
          CLASS S                                  98.02%

     UBS U.S. BALANCED
          CLASS A                                     --
          CLASS S                                  99.67%

     VAN KAMPEN EQUITY GROWTH
          CLASS A                                  99.04%
          CLASS S                                  77.64%                  22.36%

     VAN KAMPEN GLOBAL FRANCHISE
          CLASS A                                  99.62%
          CLASS S                                  81.51%                  18.49%

     VAN KAMPEN GROWTH AND INCOME
          CLASS A                                  99.77%
          CLASS S                                  92.46%                                             6.66%

     VAN KAMPEN REAL ESTATE
          CLASS A                                  99.03%
          CLASS S                                  96.99%




Class I had not commenced operations as of March 31, 2003.





The Fund has no knowledge of any other owners of record of 5% or more of outstanding shares of a Portfolio.





To the knowledge of management, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of any Portfolio of the Trust as of March 31, 2003.



THE MANAGEMENT AGREEMENT



      Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Portfolios pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, PA 19380-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. DSI is registered with the SEC as an investment adviser and a broker-dealer. Three Portfolio Managers of the Trust, ING Investment Management, LLC, Baring International Investment Limited and

ING Investments, LLC are affiliates of DSI through their common ownership by ING. DSI has entered into an Administrative Services Sub-Contract (the "Sub-Contract") with one of its affiliates, ING Funds Services, LLC ("ING Funds Services"), effective January 1, 2003. ING Funds Services is located at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Under the Sub-Contract, ING Funds Services assumes responsibility for providing non-advisory services required of DSI under the Management Agreement to the Trust on DSI's behalf. Under the Sub-Contract, ING Funds Services is compensated by DSI a portion of the unified fee for the services performed by ING Funds Services under the Sub-Contract.



      The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of Equitable of Iowa.

      Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Management Agreement. Other responsibilities of the Manager are described in the Prospectus.



      The Trust and the Manager have received an exemptive order from the SEC that allows the Manager to enter into new investment sub-advisory contracts ("Portfolio Management Agreements") and to make material changes to Portfolio Management Agreements with the approval of the Board of Trustees, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of disinterested Trustees) of the Trust must approve any new or amended Portfolio Management Agreements with sub-advisers. In accordance with the exemptive order received from the SEC, an information statement describing any sub-adviser changes will be provided to shareholders (including owners of variable contracts whose proceeds are invested in a relevant portfolio) within 90 days of the change. The Manager remains responsible for providing general management services to each of the Portfolios, including overall supervisory responsibility for the general management and investment of each Portfolio's assets, and, subject to the review and approval of the Board, will among other things: (i) set each Portfolio's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of a Portfolio's assets; (iii) when appropriate, allocate and reallocate a Portfolio's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Portfolio's investment objectives, policies and restrictions.

      The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.



      In connection with their deliberations relating to each Portfolio's current Management Agreement and Portfolio Manager Agreements, the Board of Trustees, including the Independent Trustees, considered information that had been provided by DSI and the Portfolio Managers to the Portfolios that engage them. In considering the Management Agreement and Portfolio Management Agreement, the Board of Trustees considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board of Trustees in reviewing the Management Agreement included, but were not limited to, the following: (1) the performance of each Portfolio compared to performance of a peer group of funds; (2) the nature and quality of the services provided by DSI to the Funds; (3) the fairness of the compensation under the Management Agreement in light of the services provided to the Funds;
(4) the profitability to DSI from the Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources utilized by DSI; (6) the expenses borne by the Portfolios and a comparison of each Portfolio's fees and expenses to those of a peer group of funds; and (7) DSI's compliance capabilities and efforts on behalf of each Portfolio. The Board of Trustees also considered the total services provided by and procured by DSI under the bundled fee arrangement.





      In considering the Management Agreement, the Board of Trustees, including the Independent Trustees, did not identity any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of each Portfolio, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the oversight and monitoring activities of DSI. The Trustees also initially scrutinized the fees paid by the Portfolio under the bundled fee arrangement.





      The factors considered by the Board of Trustees in reviewing the Portfolio Management Agreement included, but were not limited to, the following: (1) the performance of each Portfolio compared to performance of a peer group of funds; and (3) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Portfolio Manager. The Board of Trustees also considered the fee paid to each Portfolio Manager by DSI for services to the Portfolios.



      In reviewing the terms of each Management Agreement and each Portfolio Manager Agreement and in discussions with DSI concerning such Management Agreements and Portfolio Manager Agreements, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board of Trustees has determined that the Management Agreement and Portfolio Manager Agreements are in the best interests of the Portfolios and their shareholders and that the bundled fee arrangement under the Management Agreement is fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of each Fund, including the unanimous vote of the Independent Trustees, approved the Management Agreement and Portfolio Management Agreement.

      Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.



      The Management Agreement continues in effect for an initial two year period and from year to year thereafter with respect to each Portfolio so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act)) of any such party. The Management Agreement, dated October 24, 1997, was approved by shareholders at a meeting held on October 9, 1997, and was last approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on November 7, 2001, and was last amended by such Trustees on February 26, 2002. The amended Management Agreement was last approved by shareholders at a meeting held on July 10, 2002. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.



      Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.

      As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "unified fee") expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:



T. Rowe Price Capital Appreciation,                  0.75% of the first $750 million in combined assets of these
      T. Rowe Price Equity Income,                       Portfolios;
      Van Kampen Growth and Income                   0.70% of the next $1.25 billion;
      Portfolio*, Eagle Asset Value Equity,          0.65% of the next $1.5 billion;
      Jennison Equity Opportunities,                 0.60% of the amount in excess of $3.5 billion
      AIM Mid Cap Growth,
      Capital Guardian Small Cap,
      Van Kampen Real Estate,
      and Hard Assets

Liquid Assets and                                    0.35% of the first $200 million in
      Limited Maturity Bond                               combined assets of these Portfolios;
                                                     0.30% of the next $300 million; and
                                                     0.25% of the amount in excess of $500 million

Alliance Mid Cap Growth and                          0.85% of the first $250 million in combined
      Marsico Growth*                                     assets of these Portfolios;
                                                     0.80% of the next $400 million;
                                                     0.75% of the next $450 million; and
                                                     0.70% of the amount in excess of $1.1 billion

Developing World                                     1.50%

MFS Total Return, MFS Research 0.75% of the first $250 million in Portfolio and MFS Mid Cap Growth ** combined assets of these Portfolios

                                                     0.70% of the next $400 million;
                                                     0.65% of the next $450 million; and
                                                     0.60% of the amount in excess of $1.1 billion

PIMCO Core Bond                                      0.75% of the first $100 million
                                                     0.65% of the next $100 million
                                                     0.55% of the amount in excess of $200 million

Capital Guardian Managed Global                      1.00% of the first $500 million; and
                                                     0.80% of the amount over $500 million

Capital Guardian Large Cap Value                     0.75% of the first $500 million;
                                                     0.70% of the next $250 million;
                                                     0.65% of the next $500 million; and
                                                     0.60% of the amount in excess of $1.25 billion.


FMR(SM) Diversified Mid Cap and UBS U.S. Balanced
                                                     0.75% of the first $500 million in
                                                          combined assets of these Portfolios;
                                                     0.70% of the next $250
                                                     million; 0.65% of the next
                                                     $500 million; and 0.60% of
                                                     the amount in excess of
                                                     $1.25 billion.

Janus Special Equity and

Janus Growth and Income                              0.85% of the first $250 million in
                                                          combined assets of these Portfolios;
                                                     0.80% of the next $400 million;
                                                     0.75% of the next $450 million; and
                                                     0.70% of the amount in excess of $1.1 billion

International                                        1.00% of the first $500 million; and
                                                     0.80% of the amount in excess of $500 million.

Goldman Sachs Internet Tollkeeper(SM)                1.60% of the first $1 billion;
                                                     1.50% of the amount in excess of $1 billion.

Salomon Brothers Investors and

      Salomon Brothers All Cap                       0.75% of the first $500 million
                                                          in combined assets of these Portfolios;
                                                     0.70% of the next $250
                                                     million; 0.65% of the next
                                                     $500 million; and 0.60% of
                                                     the amount in excess of
                                                     $1.25 billion.

Mercury Fundamental Growth                           0.80% of the first $500 million;
      and Mercury Focus Value                        0.75% of the next $250 million;
                                                     0.70% of the next $500 million;
                                                     0.65% of the next $750 million; and
                                                     0.60% thereafter

JPMorgan Fleming                                     0.90% of the first $200 million;
      Small Cap Equity                               0.85% of the next $300 million;
                                                     0.80% of the next $250 million;
                                                     0.75% thereafter.

JPMorgan Fleming International                       1.00% of the first $50 million;
Enhanced EAFE                                        0.95% of the next $200 million;
                                                     0.90% of the next $250 million; and
                                                     0.85% thereafter

Van Kampen Equity Growth                             0.75% of the first $250 million;
                                                     0.70% of the next $250 million;
                                                     0.65% of the next $500 million; and
                                                     0.60% thereafter.

Van Kampen Global Franchise                          1.00% of the first $250 million;
                                                     0.90% of the next $250 million; and
                                                     0.75% thereafter.




*DSI voluntarily agreed to waive 0.05% of its fee earned on assets in excess of $1.36 billion with respect to the Marsico Growth and $840 million with respect to the Van Kampen Growth and Income through December 31, 2002.

**DSI entered into a Portfolio Management agreement with Massachusetts Financial Services Company ("MFS"), the investment sub-advisor of the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios, which became effective on January 1, 2002. The Portfolio Management Agreement between DSI and MFS provides that the portfolio management fee paid to MFS will be calculated based upon the combined assets of the three portfolios managed by MFS, which has resulted in lower total Portfolio Manager fees. As a consequence of the savings realized by DSI under the new Portfolio Management agreement with MFS, DSI has voluntarily agreed to waive a portion of its management fee in connection with each Portfolio managed by MFS. For the year ended December 31, 2002, DSI waived $90,666, $85,889 and $57,201 for the MFS Mid Cap Growth, MFS Research and MFS Total Return Series, respectively. This arrangement may be discontinued by DSI at any time.





Gross fees paid to the Manager under the Management Agreement (pursuant to which the Manager provides all services reasonably necessary for the operation of the Trust) for the fiscal years ended December 31, 2002, 2001 and 2000 were as follows:







For the fiscal year ended December 31:



                                              2002             2001             2000
Salomon Brothers All Cap                   $2,630,715      $ 2,062,288      $   362,983
UBS U.S. Balanced                             499,800          262,892           13,600
Alliance Mid Cap Growth                     3,263,550        4,960,488        5,842,166
Capital Guardian Small Cap                  3,848,754        4,452,189        4,615,849
PIMCO Core Bond                             1,921,766          769,559          543,750
Developing World                            1,279,234        1,352,437        1,267,259
FMR(SM) Diversified Mid Cap                   708,159          307,389           21,720
Van Kampen Equity Growth*                      19,966              N/A              N/A
T. Rowe Price Equity Income                 3,625,987        3,284,470        2,537,819
Jennison Equity Opportunities               3,023,256        4,324,937        4,592,624
Mercury Focus Value *                          26,732              N/A              N/A
T. Rowe Price Capital Appreciation          7,290,018        4,851,508        2,809,898
Mercury Fundamental Growth*                    16,476              N/A              N/A
Van Kampen Global Franchise*                   73,028              N/A              N/A
Marsico Growth                              7,712,264       12,935,110       18,185,544
Hard Assets                                   474,104          364,047          369,144
JPMorgan Fleming International                 47,695              N/A              N/A
Enhanced EAFE*
International                               1,863,379           90,043              N/A
Goldman Sachs Internet Tollkeeper(SM)         188,409           77,454              N/A
Salomon Brothers Investors                    889,843          606,606          117,230
JPMorgan Fleming Small Cap Equity*             50,787              N/A              N/A
Janus Growth and Income                     1,148,928          569,426           23,092
Capital Guardian Large Cap Value            2,571,200        1,793,678          460,867
Limited Maturity Bond                       2,127,777        1,790,174        1,127,077
Liquid Assets                               4,699,853        4,960,035        3,191,473
Capital Guardian Managed Global             2,781,297        3,101,937        2,694,553
MFS Mid Cap Growth                          5,999,395       11,064,774       11,685,236
Van Kampen Real Estate                      1,445,453        1,001,812          692,930
MFS Research                                5,571,955        8,443,241       10,157,315
Janus Special Equity                          256,643          201,398           15,367
AIM Mid Cap Growth                          1,713,795        2,783,154        3,374,441
MFS Total Return                            8,053,249        7,965,629        6,202,065
Eagle Asset Value Equity                    1,649,726        1,843,861        1,527,760
Van Kampen Growth and Income                5,947,389        7,740,876        8,932,963


Emerging Markets**                                N/A          136,201          623,857
Market Manager**                                  N/A           11,681           71,429


* Portfolio commenced operations on May 1, 2002.

**These portfolios are no longer in operation.

PORTFOLIO MANAGERS

      The Manager has engaged the services of certain portfolio managers (the "Portfolio Managers") to provide portfolio management services to the Portfolios. The Trust, DSI and each Portfolio Manager have entered into Portfolio Management Agreements, which were approved by the Trustees of the Trust and by shareholders of each Portfolio of the Trust.

      Pursuant to separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:







PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
-----------------                        ---------                       ------------------------
Goldman Sachs Asset Management, L.P.     Goldman Sachs Internet          0.95% of first $1 billion; and
***                                      Tollkeeper(SM)                  0.90% of the amount in excess of $1 billion

                                                                         0.45% on first $500 million;
Marsico Capital Management, LLC          Marsico Growth                  0.40% on next $1 billion;
                                                                             and

                                                                         0.35% in excess of $1.5 billion

Janus Capital Management LLC             Janus Growth and Income, and    0.55% of first $100 million;
                                         Janus Special Equity            0.50% of next $400 million; and
                                                                         0.45% of the amount in excess of
                                                                             $500 million

A I M Capital Management, Inc.           AIM Mid Cap Growth              0.50% of first $50 million
                                                                         0.475% of the next $150 million;
                                                                         0.45% of the next $300 million; and
                                                                         0.40% of the amount in excess of
                                                                             $500 million

                                                                         0.75% of the first $10 million;
Alliance Capital Management L.P.         Alliance Mid Cap Growth         0.625% of the next $10 million;
                                                                         0.50% of the next $20 million;
                                                                         0.375% on next $20 million; and
                                                                         0.25% on amounts in excess of $60
                                                                             million

Baring International Investment Limited  Developing World                0.90%

                                         Hard Assets                     0.40%


PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
-----------------                        ---------                       ------------------------
Capital Guardian Trust Company           Capital Guardian Large Cap      0.50% of the first $150 million;
                                         Value                           0.45% of the next $150 million;
                                                                         0.35% of the next $200 million; and
                                                                         0.30% thereafter

                                                                         0.65% of the first $150 million;
                                         Capital Guardian Managed        0.55% of the next $150 million;
                                         Global                          0.45% of the next $200 million; and
                                                                         0.40% thereafter

                                                                         0.65% of the first $150 million;
                                                                         0.50% of the next $150 million;
                                         Capital Guardian Small Cap      0.40% of the next $200 million; and
                                                                         0.35% thereafter

Eagle Asset Management, Inc.             Eagle Asset Value Equity        0.40% of the first $300 million; and
                                                                         0.25% of the amount in excess of $300
                                                                             million

Mercury Advisors                         Mercury Fundamental Growth      0.50% of the first $500 million;
                                         and Mercury Focus Value         0.45% of the next $250 million;
                                                                         0.40% of the next $500 million; and
                                                                         0.35% thereafter

Fidelity Management & Research                                           0.50% of the first $250 million;
Company                                  FMR(SM) Diversified Mid Cap     0.40% of the next $500 million; and
                                                                         0.35% of the amount in excess of $750
                                                                             million

ING Investment Management, LLC           Limited Maturity Bond           0.30% of the first $25 million;
                                                                         0.25% of the next $50 million;
                                                                         0.20% of the next $75 million; and
                                                                         0.15% of the amount in excess
                                                                             of $150 million subject to a minimum
                                                                             annual fee of $35,000

                                         Liquid Assets                   0.20% of the $25 million;
                                                                         0.15% of the next $50 million; and
                                                                         0.10% of the amount over $75 million
                                                                             subject to a minimum annual fee of
                                                                             $35,000

                                                                         0.65% of the first $150 million;
ING Investments, LLC                     International                   0.55% of the next $150 million;
                                                                         0.45% of the next $300 million; and
                                                                         0.40% of the amount in excess
                                                                             of $600 million

Jennison Investments, LLC                Jennison Equity Opportunities   0.50% of the first $50 million;
                                                                         0.475% of the next $150 million;
                                                                         0.45% of the next $300 million; and
                                                                         0.40% of the amount in excess
                                                                             of $500 million

J.P. Morgan Fleming Asset Management     JPMorgan Fleming Small Cap      0.60% of the first $200 million;
(USA) Inc.                               Equity                          0.55% of the next $300 million; and
                                                                         0.50% thereafter



PORTFOLIO MANAGER                        PORTFOLIO                       PORTFOLIO MANAGEMENT FEE
-----------------                        ---------                       ------------------------
J.P. Morgan Fleming Asset Management     JPMorgan Fleming                0.60% of the first $50 million; and
(London) Limited                         International Enhanced EAFE     0.55% thereafter

Morgan Stanley Investment Management     Van Kampen Growth and           0.50% of the first $100 million;
Inc. d/b/a Van Kampen                    Income                          0.40% of the next $100 million;
                                                                         0.30% of the next $100 million;
                                                                         0.25% of the next $700 million; and
                                                                         0.20% of the amount in excess
                                                                             of $1 billion

                                         Van Kampen Real Estate          0.50% of the first $200 million; and
                                                                         0.40% of the amount in excess of
                                                                             $200 million

                                         Van                             Kampen
                                                                         Global
                                                                         Franchise
                                                                         0.65%
                                                                         on
                                                                         first
                                                                         $150
                                                                         million;
                                                                         0.55%
                                                                         on next
                                                                         $150
                                                                         million;
                                                                         0.45%
                                                                         on next
                                                                         $200
                                                                         million;
                                                                         and
                                                                         0.40%
                                                                         thereafter

                                         Van Kampen Equity Growth        0.45% on first $100 million; and
                                                                         0.35% thereafter

Massachusetts Financial Services         MFS Mid-Cap Growth*             0.35% of the first $500 million;
Company                                  MFS Research*                   0.30% on the next $1 billion; and
                                         MFS Total Return*               0.25% of the amount in excess of
                                                                             $1.5 billion

Pacific Investment Management Company    PIMCO Core Bond                 0.25%
LLC

Salomon Brothers Asset Management Inc    Salomon Brothers All Cap*       0.50% of the first $100 million;
                                                                         0.45% of the first $100 million;
                                                                         0.40% of the next $200 million; and
                                                                         0.35% of the amount in excess of
                                                                             $400 million

                                         Salomon Brothers Investors*     0.43% of the first $100 million;
                                                                         0.40% of the next $100 million;
                                                                         0.35% of the next $300 million;
                                                                         0.32% of the next $250 million;
                                                                         0.30% of the next $250 million; and
                                                                         0.25% of the amount in excess of $1 billion

T. Rowe Price Associates                 T. Rowe Price Equity Income **  0.40% of the first $500 million; and
                                                                         0.35% thereafter

                                         T. Rowe Price Capital
                                         Appreciation **                 0.50% of first $250 million;
                                                                         0.40% of the next $250 million; and
                                                                         0.40% on all assets once total assets reach
                                                                             $500 million

UBS Global Asset Management              UBS U.S. Balanced               0.50% of the first $50 million;
                                                                         0.40% of the next $50 million;
                                                                         0.35% of the amount in excess of $100
                                                                         million

* Assets of the Portfolio will be aggregated with the assets of a portfolio of an affiliated investment adviser of DSI managed by the same Portfolio Manager in calculating the Portfolio Manager's fee at the above-stated rate.



** Assets will be aggregated with the assets of a portfolio of an affiliated investment adviser of ING managed by the same Portfolio Manager in calculating the sub-advisory fee at the above-stated rate. The Portfolio Manager has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies for which it serves as sub-adviser. The fee reduction is 5% based on the combined levels of the Portfolios.





*** Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., served as the Portfolio Manager. On or about April 26, 2003, Goldman Sachs Asset Management, L.P. assumed Goldman Sachs' portfolio management responsibilities for the Portfolio.



Gross fees paid by the Manager to each Portfolio Manager for the fiscal years ended December 31, 2002, 2001 and 2000 were as follows:



                                                                FISCAL YEAR ENDED
PORTFOLIO MANAGER
                                                    2002               2001              2000
T. Rowe Price Associates, Inc.
         T. Rowe Price Capital

         Appreciation                             $3,406,225         $2,076,875        $1,435,764
         T. Rowe Price Equity Income              $1,667,883         $1,344,481        $1,075,312

ING Investment Management LLC

         Limited Maturity Bond                    $  917,412         $  634,205        $  435,720
         Liquid Assets                            $1,182,924         $  990,531        $  636,564
         Market Manager+                                 N/A         $    5,841        $   35,714

Jennison Associates LLC

         Jennison Equity Opportunities(3)         $  571,540                N/A               N/A

Kayne Anderson Rudnick Investment
Management, LLC

         Van Kampen Growth and Income             $  193,043***      $2,503,771        $2,815,645

EII Realty Investment Management

         Van Kampen Real Estate                          N/A                N/A        $   91,457

         Eagle Asset Management, Inc.
         Eagle Asset Value Equity                 $  782,256         $  782,735        $  647,335

         Capital Guardian Trust Company



         Capita Guardian Large Cap Value          $1,361,532         $  882,155        $  230,434
         Capital Guardian Small Cap               $2,330,327         $2,414,155        $2,340,542
         Capital Guardian Managed Global          $1,474,456         $1,514,852        $1,245,243

Salomon Brothers Asset Management Inc.
         Salomon Brothers Investors               $  413,509         $  272,973            52.753
         Salomon Brothers All Cap                 $1,287,722         $  974,915        $  181,491

Marsico Capital Management LLC

         Marsico Growth(2)                        $  137,400                N/A               N/A

Putnam Investment Management, Inc.
         Emerging Markets                                N/A                N/A        $   89,873
         Managed Global                                  N/A                N/A        $  104,984

Massachusetts Financial Services Company

         MFS Research                             $1,953,791         $2,842,918        $3,330,921
         MFS Mid-Cap Growth                       $2,069,303         $2,585,892        $3,764,285
         MFS Total Return                         $2,858,828         $2,707,556        $2,209,093

Pacific Investment Management LLC

         PIMCO Core Bond                          $  632,452         $  135,900               N/A

Baring International Investment Limited

         Hard Assets                              $  231,701         $  154,539        $  167,852
         Developing World                         $  693,634         $  695,539        $  651,733
         Emerging Markets                                N/A         $   70,046        $  239,956
         Global Fixed Income                             N/A                N/A        $  152,930

Montgomery Asset Management LLC

         Growth Opportunities+                           N/A                N/A        $    4,775

Fred Alger Management, Inc.
         Capital Guardian Small Cap                      N/A                N/A        $  164,815

A I M Capital Management, Inc.

         AIM Mid Cap Growth                       $  957,553         $1,391,643        $1,671,027
         Jennison Equity Opportunities(4)         $1,085,894         $2,127,977        $2,251,710

Alliance Capital Management, LLP

         Alliance Mid Cap Growth                  $1,023,131         $1,394,938        $1,635,927

Janus Capital Management LLC

         Marsico Growth(1)                        $3,700,320         $6,062,088        $8,555,694
         Janus Growth and Income                  $  629,913         $  284,713        $   11,546
         Janus Special Equity                     $  139,699         $  100,699        $    7,683

Pilgrim Baxter & Associates

         All Growth+                                     N/A                N/A        $   63,520

The Prudential Investment Corporation

         Van Kampen Real Estate                          N/A         $  495,273        $  267,661

Fidelity Management & Research Company



         UBS U.S. Balanced                        $  275,997         $  131,446        $    6,786
         FMR(SM) Diversified Mid Cap              $  398,622         $  153,695        $   10,839

ING Investments, LLC

         International                            $1,033,199         $   45,783*              N/A

Van Kampen

     Van Kampen Real Estate                       $  850,715         $   21,106*              N/A
     Van Kampen Growth and Income(5)              $2,010,051                N/A               N/A
     Van Kampen Equity Growth++                   $   11,980                N/A               N/A
     Van Kampen Global Franchise++                $   47,468                N/A               N/A

Goldman Sachs Asset Management

         Goldman Sachs Internet                   $  103,446         $    7,094**             N/A
         Tollkeeper(SM)

Mercury Advisors

         Fundamental Growth++                     $   10,298                N/A               N/A
         Mercury Focus Value++                    $   16,707                N/A               N/A

J.P. Morgan Fleming Asset Management (USA)
Inc.
         JPMorgan Fleming Small Cap Equity++      $   33,858                N/A               N/A
         JPMorgan Fleming International           $   28,617                N/A               N/A
Enhanced EAFE++


----------
+ Portfolio is no longer offered.

++ Portfolio commenced operations on May 1, 2002.



* For the period from 12/17/01 to 12/31/01




** For the period from 5/1/01 to 12/31/01




*** For the period from 1/1/02 - 1/29/02




(1) Janus sub-advised this Portfolio from 1/1/02 --12/13/02




(2) Marsico sub-advised this Portfolio from 12/14/02 - 12/31/02




(3) Jennison sub-advised this Portfolio from 8/1/02 - 12/31/02




(4) AIM sub-advised this Portfolio from 1/1/02 - 7/31/02




(5) Van Kampen sub-advised this Portfolio from 1/30/02 - 12/31/02




DISTRIBUTION OF TRUST SHARES


      DSI serves as the Portfolio's Distributor and Principal Underwriter. DSI's principal executive offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI also serves as Manager to the Trust and therefore is an affiliate to the Trust.

      The Trustees have classified shares of each of the Portfolios into three classes: Intuitional Class ("Class I") shares; Service Class ("Class S") shares; and Adviser Class ("Class A") shares. Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any expenses attributable to that class; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, the Class I, Class S and Class A shares have the features described below:



      The Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

      The Class S shares are not subject to an initial sales charge, contingent deferred sales charge or Rule 12b-1 distribution fee, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum.

      The Class A shares are not subject to an initial sales charge or contingent deferred sales charge, but are subject to a shareholder servicing fee of 0.25% of average daily net assets per annum and a Rule 12b-1 distribution fee of 0.25% of average daily net assets per annum.



      DISTRIBUTION PLAN. Effective May 1, 2002, the Trust adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (the "Plan") on behalf of the Class A shares of the Salomon Brothers All Cap, Alliance Mid Cap Growth, Capital Guardian Small Cap, PIMCO Core Bond, Developing World, FMR(SM) Diversified Mid Cap, Van Kampen Equity Growth, T. Rowe Price Equity Income, Jennison Equity Opportunities, Mercury Focus Value, T. Rowe Price Capital Appreciation, Mercury Fundamental Growth, Van Kampen Global Franchise, Marsico Growth Portfolio, Hard Assets, JPMorgan Fleming International Enhanced EAFE, International, Goldman Sachs Internet Tollkeeper(SM), Salomon Brothers Investors, JPMorgan Fleming Small Cap Equity, Janus Growth and Income, Capital Guardian Large Cap Value, Liquid Assets, Capital Guardian Managed Global, MFS Mid Cap Growth, Van Kampen Real Estate, MFS Research, Janus Special Equity, AIM Mid Cap Growth, MFS Total Return, Eagle Asset Value Equity, Van Kampen Growth and Income, UBS U.S. Balanced, and Limited Maturity Bond (the "12b-1 Portfolios").



      The Plan provides that the Class A shares of the 12b-1 Portfolios shall pay a distribution fee (the "Distribution Fee"), for distribution services including payments to DSI, the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolios for distribution services. The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Plan was approved by all of the Trustees, including all of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan.

      Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). The Class A shares of the 12b-1 Portfolios, however, are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. Each 12b-1 Portfolio's Class A shares are entitled to exclusive voting rights with respect to matters concerning the Plan.

      The Plan permits the 12b-1 Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such 12b-1 Portfolio attributable to an insurance company's variable contract owners during that quarterly period. Expenses payable pursuant to the Plan include, but are not limited to, the following costs: (a) printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (c) holding seminars and sales meetings designed to promote sales of the 12b-1 Portfolios' shares; (d) obtaining information and providing explanations to variable contract owners regarding the 12b-1 Portfolios' investment objectives and policies and other information about the 12b-1 Portfolios; (e) compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (f) training sales personnel regarding the 12b-1 Portfolios; (g) personal service and/or maintenance of variable contract owners' accounts with respect to the 12b-1 Portfolios' accounts; and (h) financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the 12b-1 Portfolios' shares. The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan. The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the 12b-1 Portfolios. The Plan may not be amended to increase materially the amount that may be spent for distribution by the 12b-1 Portfolios without the approval of a majority of the outstanding shares of each of the 12b-1 Portfolios. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

      The Plan was adopted because of its anticipated benefit to the 12b-1 Portfolios. These anticipated benefits include increased promotion and distribution of the 12b-1 Portfolios' shares, an enhancement in the 12b-1 Portfolios' ability to maintain accounts and improve asset retention and increased stability of net assets for the 12b-1 Portfolios.







      SHAREHOLDER SERVICING AGREEMENT. Effective May 1, 2002, the Trust entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement") on behalf of the Class S and Class A shares of each Portfolio of the Trust described in this SAI. Under the Shareholder Services Agreement, DSI (the "Shareholder Services Agent") has agreed to provide certain services including, but not limited to, the following:



      Answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolios and certain other matters pertaining to the Portfolios; assist shareholders in designating or changing account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the 12b-1 Portfolios; and provide such other related services as the Funds or a shareholder may request. The Shareholder Servicing Agent may subcontract with other parties for the provision of shareholder support services.



      In consideration of the services provided by the Shareholder Servicing Agent pursuant to the Servicing Agreement, the Shareholder Servicing Agent receives from each 12b-1 Portfolio's Class A and Class S shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio's shares.









      For the fiscal year ended December 31, 2002, the Shareholder Services Agent received fees from Class A and Class S shares of the Portfolios in the amounts set forth below. Additionally, the Distributor received distribution fees in connection with the costs of promotion and distribution-related expenses for the Class A shares of the Portfolios for the fiscal period ended December 31, 2002 as set forth below. The Distributor in turn re-allocated the 12b-1 fees it received to various affiliated Insurance Companies who offer Class A shares through variable annuity or variable life insurance or other qualified retirement plan products.


           PORTFOLIOS                         DISTRIBUTION                       SHAREHOLDER
                                           FEES (12B-1 PLAN)                    SERVICES PLAN
Salomon Brothers All Cap

Class A                                           $ 24                            $       41
Class S                                           N/A                             $  259,676

UBS U.S. Balanced

Class A                                           N/A                                    N/A
Class S                                           N/A                             $   52,195

Alliance Mid Cap Growth

Class A                                           $ 29                            $       49
Class S                                           N/A                             $  294,257

Capital Guardian Small Cap

Class A                                           $ 20                            $       32
Class S                                           N/A                             $  386,866

PIMCO Core Bond

Class A                                           $121                            $      202
Class S                                           N/A                             $  384,724

Developing World

Class A                                           $ 17                            $       28
Class S                                           N/A                             $   69,470

FMR(SM) Diversified Mid Cap

Class A                                           $ 30                            $       50
Class S                                           N/A                             $   89,035

Van Kampen Equity Growth

Class A                                           $ 73                            $      121
Class S                                           N/A                             $    6,534

T. Rowe Price Equity Income

Class A                                           $ 79                            $      131
Class S                                           N/A                             $  424,933

Jennison Equity Opportunities

Class A                                           $ 10                            $       16
Class S                                           N/A                             $  302,952

Mercury Focus Value

Class A                                           $ 10                            $       16
Class S                                           N/A                             $    8,338

T. Rowe Price Capital Appreciation

Class A                                           $ 98                            $      163
Class S                                           N/A                             $  986,226

Mercury Fundamental Growth

Class A                                           $ 18                            $       31
Class S                                           N/A                             $    5,118

Van Kampen Global Franchise

Class A                                           $ 97                            $      162
Class S                                           N/A                             $   18,095

Marsico Growth

Class A                                           $ 20                            $       33
Class S                                           N/A                             $  686,261

Hard Assets

Class A                                           $ 11                            $       19
Class S                                           N/A                             $   70,077

JPMorgan Fleming International Enhanced EAFE
Class A                                           $ 31                            $       51
Class S                                           N/A                             $   11,873

International

Class A                                           $ 47                            $       77
Class S                                           N/A                             $  151,535

Goldman Sachs Internet Tollkeeper(SM)
Class A                                           $ 14                            $       24
Class S                                           N/A                             $   13,013

Salomon Brothers Investors

Class A                                           $ 34                            $       57
Class S                                           N/A                             $   94,864


JPMorgan Fleming Small Cap Equity

Class A                                           $ 77                            $      129
Class S                                           N/A                             $   13,978

Janus Growth and Income

Class A                                           $ 87                            $      146
Class S                                           N/A                             $  126,736

Capital Guardian Large Cap Value

Class A                                           $ 48                            $       80
Class S                                           N/A                             $  289,653

Limited Maturity Bond

Class A                                           N/A                                    N/A
Class S                                           N/A                             $  624,745

Liquid Assets

Class A                                           $347                            $      578
Class S                                           N/A                             $1,202,138

Capital Guardian Managed Global

Class A                                           $ 10                            $       17
Class S                                           N/A                             $  228,816

MFS Mid Cap Growth

Class A                                           $ 43                            $       72
Class S                                           N/A                             $  560,446

Van Kampen Real Estate

Class A                                           $ 37                            $       61
Class S                                           N/A                             $  199,620

MFS Research

Class A                                           $ 26                            $       43
Class S                                           N/A                             $  611,984

Janus Special Equity

Class A                                           $ 15                            $       25
Class S                                           N/A                             $   22,731

AIM Mid Cap Growth

Class A                                           $ 14                            $       24
Class S                                           N/A                             $  161,127

MFS Total Return

Class A                                           $127                            $      212
Class S                                           N/A                             $1,047,568

Eagle Asset Value Equity

Class A                                           $ 18                            $       30
Class S                                           N/A                             $  186,074

Van Kampen Growth and Income

Class A                                           $135                            $      224
Class S                                           N/A                             $  634,284


CODE OF ETHICS



      To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Portfolios, Manager, Portfolio Managers, and Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Codes of Ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

      Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

      The Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, confidentiality, including trade anonymity, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers. Consistent with this practice, the Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

      In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Portfolio Managers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

      On occasions when a Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as its other customers (including any other Portfolio or other investment adviser or subadviser), the Portfolio Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolio.

      Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

      A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

      Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

      SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically. Each of the following is a registered broker-dealer and an affiliate of Directed Services, Inc., Manager to ING Investors Trust as of March 31, 2002: ING Baring Financial Products, ING Baring Grupo Financiero (Mexico) S.A. de C.V, ING Baring Holding Nederland B.V., ING Baring Holdings Limited, ING Baring Investment (Eurasia) ZAO, ING Baring Operational Services (Taiwan) Limited, ING Baring Securities (France ) S.A., ING Baring Securities (Hong Kong) Ltd., ING Baring Securities (Hungary) Rt., ING Baring Securities (India) Pvt. Ltd., ING Baring Securities (Japan) Limited, ING Baring Securities (Overseas) Ltd., ING Baring Securities (Philippines) Inc., ING Baring Securities (Poland) Holding B.V.ING Baring Securities (Romania) S.A., ING Baring Securities (Singapore) Pte Ltd, ING Baring Securities (Slovakia), o.c.p.a.s., ING Baring Securities (Taiwan) Limited
(SICE), ING Baring Securities (Thailand) Limited, ING Baring Securities Argentina S.A., ING Baring Securities Holdings Limited, ING Baring Securities Management Services (Hong Kong) Ltd, ING Baring Securities Pakistan (Private) Limited, ING Baring Securities Services Limited, ING Baring Sociedad de Bolsa (Argentina), S.A., ING Baring South Africa Limited, ING Barings Corp., ING Barings Deutschland (GmbH), ING Barings Ecuador Casa de Valores S.A., ING Barings Southern Africa (proprietary) Limited, ING Derivatives (London) Limited, ING Direct Funds Limited, ING Ferri S.A., ING Fund Management B.V., ING Futures & Options (Hong Kong) Limited, ING Futures & Options (Singapore) Pte Ltd., ING Guilder

Corretora de Cambio E Titulis S.A., ING Guilder Distribuidora de Titulos E Valores Mobiliarios S/A, ING Insurance Agency, Inc., ING Insurance Agency, Inc. (Massachusetts), ING Insurance Agency, Inc. (Texas), ING Investment Management (Europe) B.V., ING Investment Management B.V., ING Securities (Eurasia) ZAO, ING Sviluppo SIM S.P.A., ING Taurus Holdings LLC, ING Valores (Venezuela) C.A., Liquidity Services Ltd., MC-BBL Securities Ltd., PrimeVest Financial Services, Inc., PT ING Baring Securities Indonesia, Sutherlands (Holdings) Ltd., Sutherlands International Ltd., Sutherlands Ltd., Sutherlands Nominees Ltd., T&C Nominees Ltd., Vermeulen Raemdonck S.A., Williams de Broe Securities Ltd., and Yvop Floorbrokers B.V.

      Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

      Effective March 1, 2002, DSI, as manager to the Trust, may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate up to 25% of a portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will effect a recapture of a portion of the brokerage commissions (in the form of a credit to the portfolio) to pay certain expenses of that portfolio.



      For the fiscal year ended December 31, 2002, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):





                                           TOTAL AMOUNT      % OF TOTAL           % OF
                             TOTAL        OF COMMISSION       COMMISSION        PORTFOLIO
                           AMOUNT OF         PAID TO           PAID TO       DOLLAR AMOUNT OF
PORTFOLIO               COMMISSION PAID     AFFILIATES        AFFILIATES       TRANSACTIONS            AFFILIATE
---------               ---------------     ----------        ----------       ------------            ---------
Salomon Bro. All Cap        $4,941,440        $13,815           0.28%              1.69%           Salomon Smith Barney

UBS U.S. Balanced*          $   80,570        $ 1,248           1.55%              2.23%           Fidelity Securities

FMR(SM) Diversified         $  161,667        $ 2,688           1.66%              2.00%           Fidelity Capital Markets (FCM)
Mid Cap

Mercury Focus Value         $   33,189        $ 5,348          16.11%             13.70%           Merrill Lynch

Mercury Fundamental         $   11,113        $ 2,009          18.08%             21.50%           Merrill Lynch
Growth

Salomon Brothers            $  276,056        $16,194           5.87%              3.17%           Salomon Smith
Investors                                                                                          Barney

* Fidelity Securities is an affiliate of the Portfolios' former Portfolio Manager, Fidelity Management & Research Company. Effective May 1, 2003, UBS Asset Management (Americas) Inc. is the Portfolio's Portfolio Manager.

      For the fiscal year ended December 31, 2001, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):



                                              TOTAL AMOUNT      % OF TOTAL           % OF
                                TOTAL        OF COMMISSION       COMMISSION        PORTFOLIO
                              AMOUNT OF         PAID TO           PAID TO       DOLLAR AMOUNT OF
PORTFOLIO                  COMMISSION PAID     AFFILIATES        AFFILIATES       TRANSACTIONS           AFFILIATE
---------                  ---------------   -------------       ----------     ----------------         ---------
UBS U.S. Balanced

Portfolio*                      $ 16,792         $ 25               0.15%            0.04%           ING Barings

                                                 $ 87               0.52%            0.40%           Fidelity Capital Markets (FCM)

Salomon Brothers

Investors                       $148,299         $ 55               0.04%            0.03%           Salomon Smith Barney

Goldman Sachs Internet

Tollkeeper(SM)                  $ 13,704         $ 22               0.16%            0.20%           Goldman Sachs

Developing World                $648,098         $480               0.07%            0.26%           ING Barings

FMR(SM) Diversified

Mid Cap                         $ 53,835         $305               0.57%            0.10%           ING Barings
                                                 $544               1.01%            0.62%           FCM

* Fidelity Securities is an affiliate of the Funds former Portfolio Manager, Fidelity Management & Research Company. Effective May 1, 2003, UBS Asset Management (Americas) Inc. is the Portfolio's Portfolio Manager.

For the fiscal year ended December 31, 2000, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage of commissions paid, the percentage of the Portfolio's transactions involving the payment of commissions to affiliates and the affiliate(s) are also noted):


                                             TOTAL AMOUNT      % OF TOTAL           % OF
                               TOTAL        OF COMMISSION       COMMISSION        PORTFOLIO
                             AMOUNT OF         PAID TO           PAID TO       DOLLAR AMOUNT OF
PORTFOLIO                 COMMISSION PAID     AFFILIATES        AFFILIATES       TRANSACTIONS      AFFILIATE
---------                 ---------------     ----------        ----------       ------------      ---------
Capital Guardian            $602,390          $ 1,262              0.21%             0.12%       Furman Selz
  Small Cap                                   $11,089              1.84%             1.30%       Fred Alger

T. Rowe Price Equity        $221,911          $ 1,270              0.57%             0.39%       Baring Securities
Income

T. Rowe Price Capital       $196,648          $   300              0.15%             0.14%       Baring Securities
Appreciation

Van Kampen Real Estate      $297,488          $ 1,962              0.66%             0.69%       Furman Selz

Salomon Brothers All        $147,599          $    48              0.03%             0.01%       Furman Selz
Cap
                                              $   540              0.37%             0.48%       Salomon Smith
                                                                                                 Barney

Salomon Brothers            $ 48,871          $    12              0.02%             0.01%       Furman Selz
Investors
                                              $    66              0.14%             0.32%       Salomon Smith Barney

Hard Assets                 $308,265          $   505              0.16%             0.11%       Furman Selz

Developing World            $401,927          $   510              0.13%             0.08%       Furman Selz




* Fidelity Securities is an affiliate of the Funds former Portfolio Manager, Fidelity Management & Research Company. Effective May 1, 2003, UBS Asset Management (Americas) Inc. is the Portfolio's Portfolio Manager.




      Salomon Smith Barney is an affiliate of Salomon Brothers Asset Management, Inc, the Portfolio Manager to the Salomon Brothers Investors and Salomon Brothers All Cap. Fidelity Securities and Fidelity Capital Markets, L.P. are affiliates of Fidelity, Management and Research Company, affiliates of the former Portfolio Manager for UBS U.S. Balanced and the Portfolio Manager for FMR(SM) Diversified Mid Cap, respectively. Merrill Lynch is affiliated with Mercury Advisors, the Portfolio Manager for Mercury Focus Value and Mercury Fundamental Growth. Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Manager and Portfolio Manager of Hard Assets and Developing World. Goldman Sachs is an affiliate of Goldman Sachs Asset Management, L.P., the Portfolio Manager to Goldman Sachs Internet Tollkeeper(SM). Furman Securities Corp. is an affiliate of the Manager, as each is owned by ING Groep. Fred Alger and Company is an affiliate of Fred Alger Management, Inc., a former Portfolio Manager to the Capital Guardian Small Cap.




The Manager, DSI, is an affiliate of ING Investors Trust.



PORTFOLIO TURNOVER

Before investing in a portfolio, you should review its portfolio turnover rate, which may be found in the financial highlights section of the prospectus. A Portfolio's turnover rate will provide you with an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying and selling by the portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.

                                 NET ASSET VALUE



      As noted in the Prospectus, the net asset value ("NAV") and offering price of each class of each Portfolio's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



      Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Portfolio Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. See "Share Price" in the Prospectus. The long-term debt obligations held in a Portfolio's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.



      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

      The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Portfolio's valuation). Foreign securities markets may close before a Portfolio determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.



      If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such securities closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such securities at the time the Portfolio calculates its net asset value. The Board of Trustees has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event, be determined as of the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board of Trustees has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board of Trustees, the Portfolios are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board of Trustees, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's net asset value.



      Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed.

      Options on currencies purchased by the Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.



      The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by Hard Assets' custodian bank or other broker-dealers or banks approved by Hard Assets, on each date that the NYSE is open for business.



      The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio's total assets. The Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      In computing the net asset value for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      The per share net asset value of Class I shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the distribution and service fees applicable to Class I and Class S. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

      Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.

                             PERFORMANCE INFORMATION

      The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

      Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:



      YIELD = 2 [((a-b)/cd + 1) (6) - 1]


where,

      a =   dividends and interest earned during the period,

      b =   expenses accrued for the period (net of reimbursements),

      c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

      d =   the maximum offering price per share on the last day of the period.

      Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

The following is the average annual total return for the periods indicated ended December 31, 2002 for each Portfolio of the Trust:



                                SINCE                                                        DATE OF
         PORTFOLIO            INCEPTION      10 YEARS        5 YEARS          1 YEAR        INCEPTION
         ---------            ---------      --------        -------          ------        ---------
Salomon Brothers All Cap

         Class A             (3.28)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (3.89)%          N/A             N/A             (25.57)%        2/1/00

UBS U.S. Balanced

         Class A             N/A              N/A             N/A             N/A             N/A
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (12.03)%         N/A             N/A             (14.77)%        10/2/00

Alliance Mid Cap Growth

         Class A             6.57%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (8.06)%          N/A             N/A             (30.04)%        8/14/98



Capital Guardian Small Cap

         Class A             (1.50)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             5.46%            N/A             1.82%           (25.43)%        1/3/96

PIMCO Core Bond

         Class A             2.94%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             2.39%            N/A             N/A             8.68%           8/14/98

Developing World

         Class A             (2.16)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (7.97)%          N/A             N/A             (10.70)%        2/18/98

FMR(SM) Diversified Mid Cap

         Class A             (4.15)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (12.20)%         N/A             N/A             (19.34)%        10/2/00

Van Kampen Equity Growth

         Class A             (2.23)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (21.05)%         N/A             N/A             N/A             5/1/02

T. Rowe Price Equity Income

         Class A             (0.30)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             6.75%            5.95%           1.32%           (13.19)%        1/24/89

Jennison Equity
Opportunities

         Class A             (1.27)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             5.38%            4.66%           (6.02)%         (29.26)%        5/4/92

Mercury Focus Value

         Class A             2.80%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (15.50)%         N/A             N/A             N/A             5/1/02

T. Rowe Price Capital
Appreciation

         Class A             1.03%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             9.17%            9.44%           8.81%           0.48%           1/24/89

Mercury Fundamental Growth

         Class A             (4.39)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (19.50)%         N/A             N/A             N/A             5/1/02

Van Kampen Global Franchise

         Class A             (4.39)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (10.70)%         N/A             N/A             N/A             5/1/02

Marsico Growth

         Class A             (1.02)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (5.44)%          N/A             N/A             (29.57)%        8/14/98


Hard Assets

         Class A             (0.87)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             3.92%            5.84            (6.02)%         0.80%           1/24/89

JPMorgan Fleming
International Enhanced EAFE

         Class A             (2.92)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (16.97)%         N/A             N/A             N/A             5/1/02

International

         Class A             (2.11)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (15.31)%         N/A             N/A             (16.15)%        12/17/01

 Goldman Sachs Internet
Tollkeeper(SM) *

         Class A             5.31%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (35.91)%         N/A             N/A             (38.10)%        5/1/01

Salomon Brothers Investors

         Class A             (0.92)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (5.77)%          N/A             N/A             (22.98)%        2/1/00

JPMorgan Fleming Small Cap
Equity

         Class A             (3.77)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (20.80)%         N/A             N/A             N/A             5/1/02

Janus Growth and Income

         Class A             (1.65)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (13.19)%         N/A             N/A             (19.41)%        10/2/00

Capital Guardian Large Cap
Value

         Class A             4.25%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (7.99)%          N/A             N/A             (23.79)%        2/1/00

Limited Maturity Bond

         Class A             N/A              N/A             N/A             N/A             N/A
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             6.62%            5.89            6.32%           7.24%           1/24/89

Liquid Assets

         Class A             0.35%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             4.82%            4.30%           4.22%           1.43%           1/24/89

Capital Guardian Managed
Global

         Class A             2.98%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             4.66%            4.74%           4.88%           (20.18)%        10/21/92

MFS Mid Cap Growth

         Class A             (1.36)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (2.89)%          N/A             N/A             (48.80)%        8/14/98

Van Kampen Real Estate

         Class A             (3.53)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             9.20%            11.06%          3.40%           0.20%           1/24/89

MFS Research Portfolio

         Class A             (1.45)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (4.92)%          N/A             N/A             (24.87)%        8/14/98

Janus Special Equity

         Class A             (2.65)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             (18.74)%         N/A             N/A             (25.95)%        10/2/00

AIM Mid Cap Growth

         Class A             (2.07)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             1.27%            N/A             (5.77)%         (31.69)%        10/2/95

MFS Total Return

         Class A             1.22%            N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             4.80%            N/A             N/A             (5.10)%         8/14/98

Eagle Asset Value Equity

         Class A             (2.65)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             6.67%            N/A             (2.52)%         (17.05)%        1/3/95

Van Kampen Growth and
Income

         Class A             (0.78)%          N/A             N/A             N/A             9/9/02
         Class I             N/A              N/A             N/A             N/A             N/A
         Class S             8.19%            N/A             (0.57)%         (14.75)%        10/4/93


      Each Portfolio may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

      Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).



      Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the S&P Small Cap 600 Index, the Dow Jones Industrial Average ("DJIA"), the Goldman Sachs Internet Index, the Lehman Brothers Government Bond Index, the Lehman Brothers Government Corporate Bond Index, the Lehman Brothers 1-5 Year U.S. Government/Credit Bond Index, the Merrill Lynch 3-month U.S. Treasure Bill Index, the MASDAQ Composite Index, the MSCI EAFE Index, the MSCI All Country World Free Index, the MSCI Emerging Markets Free Index, the Russell MidCap Index, the Russell Mid Cap Growth Index, the Russell 1000 Index, the Russell 2000 Index, the Russell 3000 Index, the Wilshire 5000 Index, the Wilshire Real Estate Securities Index, the Lehman Brothers Aggregate Bond Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



      Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and
(ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

      In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers. Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

      In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                      TAXES

      Shares of the Portfolios are offered only to the Separate Accounts that fund Variable Contracts. See the respective prospectus for the Variable Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Variable Contracts and the holders thereof.



      Each Portfolio that has commenced operations has qualified (any Portfolio of the Trust that has not yet commenced operations intends to qualify), and expects to continue to qualify, to be taxed as a regulated investment company ("RIC") under the Code. To qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.





      Each Portfolio must comply with (and intends to also comply with) the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.





      The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.





      If a Portfolio fails to qualify to be taxed as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.



      Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to certain Portfolios whose only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

      The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

      Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

      The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

      The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

                                OTHER INFORMATION

CAPITALIZATION



      The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company and currently consists of 34 investment portfolios. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this Statement of Additional Information are diversified with the exception of the Janus Special Equity, JPMorgan Fleming International Enhanced EAFE, JPMorgan Fleming Small Cap Equity, Van Kampen Global Franchise, MFS Mid Cap Growth, Hard Assets and Salomon Brothers All Cap and Van Kampen Real Estate .


      On January 31, 1992, the name of the Trust was changed to ING Investors Trust. Prior to that date, the name of the Trust was The Specialty Managers Trust.







VOTING RIGHTS


      Shareholders of the Portfolios are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

      Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

PURCHASE OF SHARES

      Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

      Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES

      Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

EXCHANGES

      Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other Portfolios. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

      The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Assets of the Trust or any successor to such Portfolio.


CUSTODIAN





      The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets and portfolio accounting services for all Portfolios.



INDEPENDENT AUDITORS

      Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Trust's independent auditor. The auditor examines financial statements for the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

      Legal matters for the Trust are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.

REGISTRATION STATEMENT

      This Statement of Additional Information and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of

1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

      The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS



      Audited Financial Statements of the Trust for each annual period ended December 31 are included in the Trust's Annual Report to Shareholders. Financial statements and financial highlights for the Portfolios discussed in this Statement of Additional Information are included in the Trust's Annual Report for the calendar year ended December 31, 2002. Shareholders also will receive unaudited semi-annual reports describing the Portfolios' investment operations. The Financial Statements and the independent auditors' reports with respect to those Financial Statements appearing in each Portfolio's Annual Report for the period ending December 31, 2002, are incorporated by reference in this Statement of Additional Information.





      You can obtain a copy of the Trust's Annual Report dated December 31, 2002 and its semi-annual reports by writing or calling the Trust at the address or telephone number set forth on the cover of this Statement of Additional Information.

                     APPENDIX 1: DESCRIPTION OF BOND RATINGS

      Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

      Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

      Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

      Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

      AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

      S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

  DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:



      Moody's ratings for municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

      MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2: This denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

           DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

      PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.



      PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.


                DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

      AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

      BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

      D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND
                         SHORT-TERM DEMAND OBLIGATIONS:

      SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.



      SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT
                                COMMERCIAL PAPER:

      An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:

      A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                            PART C. OTHER INFORMATION

Item 23. Exhibits

(a)      (1)      Amended and Restated Agreement and Declaration of Trust dated
                  February 26, 2002

         (2) Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002

(b)      By-laws  (1)

(c)      Instruments Defining Rights of Security Holders (1)

(d)      (1)      (A)      Management Agreement for all Series except The Fund
                           For Life dated October 24, 1997 (2)

                  (B) Addendum to the Management Agreement, Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value + Growth Series, Global Fixed Income Series, Growth Opportunities Series & Developing World Series January 2, 1998 (3)

                  (C) Addendum to the Management Agreement, adding International Equity Series and the Large Cap Value Series dated February 16, 1999 (3)

                  (D) Addendum to the Management Agreement, adding Investors Series, All Cap Series and the Large Cap Growth Series dated August 17, 1999 (3)

                  (E) Addendum to the Management Agreement, adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series dated May 18, 2000 (4)

                  (F) Addendum to the Management Agreement, adding International Equity Series dated November 16, 2000
                           (5)

                  (G) Addendum to the Management Agreement, adding Internet Tollkeeper Series (6)

                  (H)      Management Agreement for The Fund For Life  (1)

                  (I) Addendum to Management Agreement for all Series except the Fund for Life adding the new series (7)

                  (J) Amendment to Management Agreement dated February 26, 2002 (7)

                  (K) Amendment dated May 24, 2002 to October 24, 1997 Management Agreement

         (2)      Portfolio Management Agreements

                  (A) Portfolio Management Agreement with T. Rowe Price Associates, Inc. (2)

                  (B) Portfolio Management Agreement with ING Investment Management LLC, formerly Equitable Investment Services, Inc. (2)

                  (C) Portfolio Management Agreement with Eagle Asset Management, Inc. (2)

                  (D) Portfolio Management Agreement with Massachusetts Financial Services Company (8)

                  (E) Portfolio Management Agreement with Baring International Investment Limited (1)

                  (F) Portfolio Management Agreement with A I M Capital Management, Inc. (1)

                  (G) Portfolio Management Agreement with Janus Capital Corporation (1)

                  (H) Portfolio Management Agreement with Alliance Capital Management L.P. (1)

                  (I)      Schedule Pages for T. Rowe Price Associates, Inc. (1)

                  (J) Portfolio Management Agreement with Salomon Smith Barney Asset Management, Inc. (9)

                  (K) Portfolio Management Agreement with Capital Guardian Trust Company (9)

                  (L) Form of Portfolio Management Agreement with The Prudential Investment Corporation (9)

                  (M)      Addendum to the A I M Capital Management, Inc.
                           Agreement (9)

                  (N) Addendum to the Baring International Investment Limited Agreement (9)

                  (O)      Addendum to the Capital Guardian Trust Company
                           Agreement (9)

                  (P) Form of Portfolio Management Agreement with Fidelity Management & Research Company (4)

                  (Q) Form of Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. (4)

                  (R) Form of Addendum to the Janus Capital Corporation Agreement (4)

                  (S) Form of Portfolio Management Agreement with ING Pilgrim Investments, Inc. (5)

                  (T) Form of Portfolio Management Agreement with Goldman Sachs & Company (10)

                  (U) Form of Portfolio Management Agreement with Pacific Investment Management Company, LLC (10)

                  (V) Form of Portfolio Management Agreement with Fund Asset Management, L.P. (7)

                  (W) Form of Portfolio Management Agreement with Morgan Stanley Investment Management Inc. (7)

                  (X) Form of Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (USA), Inc. (7)

                  (Y) Form of Portfolio Management Agreement with J.P. Morgan Fleming Asset Management (London) Limited (7)

                  (Z) Form of Portfolio Management Agreement with Janus Capital Management LLC (7)

                  (AA) Amendment to Portfolio Management Agreement with T. Rowe Price Associates, Inc. (11)

                  (BB) Amendment to Portfolio Management Agreement with Salomon Smith Barney Asset Management, Inc. (11)

                  (CC) Amendment to Portfolio Management Agreement with Massachusetts Financial Services Company (11)

                  (EE) Form of Portfolio Management Agreement with UBS Global Asset Management (Americas) INC.

                  (FF) Portfolio Management Agreement with Marsico Capital Management, LLC dated December 13, 2002

         (3)      (A)      Administrative Services Agreement for The Fund For
                           Life  (1)

                  (B) Form of Administrative Services Sub-Contract between DSI, Inc. and ING Funds Services, LLC

                  (C) Administrative and Shareholder Service Agreement dated March 31, 2000 by and between Directed Services, Inc. and Security Life of Denver Insurance Company (12)

                  (D) Administrative and Shareholder Service Agreement dated December 11, 2000 by and between Directed Services, Inc. and Southland Life Insurance Company
                           (13)

(e)      Amended and Restated Distribution Agreement dated February 26, 2002

(f)      Not Applicable

(g)      (1)      Custody Agreement with The Bank of New York dated January 6,
                  2003

         (2)      Foreign Custody Manager Agreement (7)

(h)      (1)      (A)      Shareholder Servicing Agreement (7)

                  (B) Form of Third Party Brokerage Agreement with Merrill Lynch (7)

                  (C) Securities Lending and Guaranty Agreement with The Bank of New York (7)

         (2)      (A)      Organizational Agreement for Golden American Life
                           Insurance Company  (1)

                  (B)      Assignment Agreement for Organizational Agreement (1)

                  (C) Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

                  (D)      Assignment Agreement for Organizational Agreement (1)

                  (E) Addendum to Organizational Agreement adding Market Manager Series and Value Equity Series (2)

                  (F) Addendum to the Organizational Agreement adding the Strategic Equity Series (1)

                  (G) Addendum to the organizational Agreement adding the Small Cap Series (14)

                  (H) Addendum to the Organizational Agreement adding Managed Global Series (15)

                  (I) Addendum to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

                  (J) Addendum to the Organizational Agreement adding International Equity Series and the Large Cap Value Series dated February 16, 1999 (9)

                  (K) Addendum to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series dated June 15, 1999 (9)

                  (L) Addendum to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series dated May 18, 2000 (4)

                  (M) Addendum to the Organizational Agreement adding International Equity Series (5)

                  (N) Addendum to the Organizational Agreement adding Internet Tollkeeper Series (6)

                  (O)      Addendum to the Organizational Agreement adding:
                           Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

         (3)      (A)      Settlement Agreement for Golden American Life
                           Insurance Company  (1)

                  (B)      Assignment Agreement for Settlement Agreement (2)

                  (C) Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

                  (D)      Assignment Agreement for Settlement Agreement (1)

         (4)      Indemnification Agreement (1)

         (5)      (A)      Form of Participation Agreement dated April __, 2003
                           among ING Life Insurance and Annuity Company, The GCG
                           Trust (to be renamed ING Investors Trust effective
                           May 1, 2003) and Directed Services, Inc.

                  (B) Form of Participation Agreement dated April __, 2003 among ReliaStar Life Insurance Company, The GCG Trust (to be renamed ING Investors Trust effective May 1,
                           2003) and Directed Services, Inc.

                  (C) Form of Participation Agreement dated April __, 2003 among ReliaStar Life Insurance Company of New York, The GCG Trust (to be renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc.

                  (D) Form of Participation Agreement dated ______, 2003 among Golden American Life Insurance Company, The GCG Trust (to be renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc.

                  (E) Form of Participation Agreement dated ______, 2003 among Equitable Life Insurance Company of Iowa, The GCG Trust (to be renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc.

                  (F) Form of Participation Agreement dated _____, 2003 among Security Life of Denver, The GCG Trust (to be renamed ING Investors Trust effective May 1, 2003) and Directed Services, Inc.

                  (G) Form of Participation Agreement dated _____, 2003 among Southland Life Insurance Company, The GCG Trust (to be renamed ING Investors Trust effective May 1,
                           2003) and Directed Services, Inc.

(i)      Not Applicable

(j)(1)   Consent of Dechert LLP

(j)(2)   Consent of Ernst & Young LLP

(k)      Not Applicable

(1)      Initial Capital Agreement (1)

(m)      Distribution Plan Pursuant to Rule 12b-1 (7)

(n)      Multiple Class Plan Pursuant to Rule 18f-3 (7)

(o)      Not Applicable

(p)      Codes of Ethics

         (1)      A I M Capital Management, Inc. Code of Ethics

         (2)      The GCG Trust Code of Ethics (4)

         (3)      Fidelity Management & Research Company Code of Ethics (10)

         (4)      Janus Capital Corporation Code of Ethics (4)

         (5) ING Funds and Advisers Code of Ethics - including ING Investments, LLC

         (6)      Goldman Sachs & Company Code of Ethics (10)

         (7)      Pacific Investment Management Company Code of Ethics (10)

         (8)      Baring International Investment Limited Code of Ethics (11)

         (9) T. Rowe Price Associates, Inc. Code of Ethics -- incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of T. Rowe Price Corporate Income Fund, Inc. as filed on September 21, 2001 File No. 33-62275 and 811-07353.

         (10) Alliance Capital Management L.P. Code of Ethics -- incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement of Alliance Variable Products Series Fund, Inc. as filed on April 27, 2001 File No. 33-18647 and 811-5398.

         (11) Prudential Investment Corporation Code of Ethics -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Prudential Pacific Growth Fund, Inc. as filed on December 28, 2001 File No. 33-42391.

         (12) J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc., Robert Fleming, Inc., J.P. Morgan Fleming Asset Management (London) Limited, JP International Management Limited's Code of Ethics (7)

         (13) Merrill Lynch Investment Managers (MLIM) Registered Investment Companies and Their Investment Advisers and Principal Underwriter Code of Ethics (7)

         (14)     Morgan Stanley Dean Witter Asset Management Code of Ethics (7)

         (15)     Marsico Capital Management, LLC Code of Ethics (16)

         (16)     Capital Guardian Trust Company Code of Ethics

         (17)     Eagle Asset Management, Inc. Code of Ethics

         (18)     ING Investment Management LLC Code of Ethics

         (19)     Massachusetts Financial Services Company Code of Ethics

         (20) Citigroup Asset Management - North America Code of Ethics including Salomon Brothers Asset Management, Inc.

         (21)     UBS Global Asset Management (Americas) Inc. Code of Ethics

(q)      (1)      Powers of Attorney (16)

         (2)      Powers of Attorney

------------------

(1) Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512.

(2) Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512.

(3) Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512.

(4) Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512.

(5) Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512.

(6) Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512.

(7) Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512.

(8) Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512.

(9) Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512.

(10) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512.

(11) Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512.

(12) Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001 (File No. 33-74190).

(13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000 (File No. 33-97852).

(14) Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512.

(15) Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512.

(16) Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512.

Item 24. Persons Controlled by or Under Control with Registrant.

         ING Investors Trust is a Massachusetts business trust for which separate financial statements are filed. As of March 31, 2003 Golden American Life Insurance Company ("Golden"), and its affiliates, owned all of the Trust's outstanding voting securities, through direct ownership or through a separate account.

         Golden and its insurance company affiliates are indirect wholly owned subsidiaries of ING Groep N.V.

         A list of persons directly or indirectly under common control with the ING Investors Trust is incorporated herein by reference to item 26 of Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 33-75988), as filed with the Securities and Exchange Commission on April 10, 2003.

Item 25. Indemnification.

         Reference is made to Article V, Section 5.4 of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

         Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee's serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct. The Trust has a management agreement with Directed Services Inc. ("DSI"), and The Trust and DSI have various portfolio management agreements with the portfolio managers (the "Agreements"). Generally, the Trust will indemnify DSI and the portfolio managers under the Agreements for acts and omissions by DSI and/or the portfolio managers. Also, DSI will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSI nor the portfolio managers are indemnified for acts or omissions where DSI and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence and/or by reason of reckless disregard.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser.

         Information as to the directors and officers of Directed Services, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-32675) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

         Information as to the directors and officers of each sub-adviser to a Portfolio of the ING Investors Trust, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

          Sub-adviser                                      File Number
          -----------                                      -----------
A I M Capital Management, Inc.                              801-15211
Alliance Capital Management L.P.                            801-56720
Capital Guardian Trust Company                              801-60145
Baring International Investment Limited                     801-15160
Eagle Asset Management, Inc.                                801-21343
Fidelity Management & Research Company                      801-07884
Goldman Sachs Asset Management L.P.                         801-16048
ING Investments, LLC                                        801-48282
ING Investment Management LLC                               801-55232
Janus Capital Management LLC                                801-13991
Jennison Associates LLC                                     801-05608
JP Morgan Fleming Asset Management (USA) Inc.               801-50256
JP Morgan Fleming Asset Management (London) Limited         801-46669
Marsico Capital Management, LLC                             801-54914
Massachusetts Financial Services Company                    801-17352
Mercury Advisors                                            801-12485
Pacific Investment Management                               801-48187
Salomon Brothers Asset Management, Inc.                     801-32046
T. Rowe Price Associates, Inc.                              801-00856
UBS Global Asset Management (Americas) Inc.                 801-34910
Van Kampen                                                  801-15757

Item 27. Principal Underwriters.

         (a) Directed Services, Inc. serves as Distributor of Shares of ING Investors Trust.

         (b) Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

         (c)      Not Applicable (Underwriter Receives No Compensation)

Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) ING Investors Trust, (b) the Investment Adviser and Distributor, (c) the Custodian, (d) the Transfer Agent, (e) the Sub-adviser, (f) Sub-administrator. The address of each is as follows:

         (a)      ING Investors Trust
                  Doubletree Ranch Road
                  Scottsdale, AZ 85258

         (b)      Directed Services, Inc.
                  1475 Dunwoody Drive
                  West Chester, PA 19380

         (c)      Bank of New York
                  One Wall Street
                  New York, NY 10286

         (d)      Directed Services, Inc.
                  1475 Dunwoody Drive
                  West Chester, PA 19380

         (e)      A I M Capital Management, Inc.
                  11 Greenway Plaza, STE 100
                  Houston, TX 77046

                  Alliance Capital Management L.P.
                  1345 Avenue of the Americas
                  New York, NY 10105

                  Capital Guardian Trust Company
                  333 South Hope Street
                  Los Angeles, CA 90071

                  Baring International Investment Limited
                  155 Bishopsgate
                  London, England

                  Eagle Asset Management, Inc.
                  880 Carillon Parkway
                  St. Petersburg, FL 33716

                  Fidelity Management & Research Company
                  82 Devonshire Street
                  Boston, MA 02109

                  Goldman Sachs Asset Management L.P.
                  85 Broad Street
                  New York, NY 10004

                  ING Investments, LLC
                  7337 East Doubletree Ranch Road
                  Scottsdale, AZ 85258

                  ING Investment Management LLC
                  5780 Powers Ferry Road, N.W., Suite 300
                  Atlanta, GA 30327

                  Janus Capital Management LLC
                  100 Fillmore Street
                  Denver, CO 80206

                  Jennison Associates LLC
                  466 Lexington Avenue
                  New York, NY 10017

                  JP Morgan Fleming Asset Management (USA) Inc.
                  522 Fifth Avenue
                  New York, NY 10036

                  JP Morgan Fleming Asset Management (London) Limited 20 Finsbury Street
                  London, England EC2Y9AQ

                  Marsico Capital Management, LLC
                  1200 Seventeenth Street, Suite 1300
                  Denver, CO 80202

                  Massachusetts Financial Services Company
                  500 Boylston Street
                  Boston, MA 02116

                  Mercury Advisors
                  800 Scudder Mill Road
                  Plainsboro, NJ 08536

                  Pacific Investment Management Company
                  840 Newport Center Drive, Suite 300
                  Newport Beach, CA 92660

                  Salomon Brothers Asset Management, Inc.
                  399 Park Avenue
                  New York, NY 10022

                  T. Rowe Price Associates, Inc.
                  100 East Pratt Street
                  Baltimore, MD 21202

                  UBS Global Asset Management (Americas), Inc.
                  One North Wacker Drive
                  Chicago, IL 60606

                  Van Kampen
                  1221 Avenue of the Americas
                  New York, NY 10020

         (f)      ING Funds Services, LLC
                  Doubletree Ranch Road
                  Scottsdale, AZ 85258

Item 29. Management Services.

         There are no management-related service contracts not discussed in Part A or Part B.

Item 30. Undertakings

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, ING Investors Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A (File No. 33-23512) under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Scottsdale, and the State of Arizona, on the 30th day of April, 2003.

                                                    THE GCG TRUST

                                                    /s/ Kimberly A. Anderson
                                                    --------------------------
                                                    Kimberly A. Anderson
                                                    Vice President and Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                   TITLE                          DATE
          ---------                   -----                          ----
       John G. Turner*          Trustee and Chairman     )
----------------------------
       John G. Turner                                    )
                                                         )
                                President and Chief      )
      James M. Hennessy*        Executive Officer        )
----------------------------
      James M. Hennessy                                  )
                                Executive Vice President )
                                and Principal Financial  )
      Michael J. Roland*        Officer                  )
----------------------------
      Michael J. Roland                                  )
                                                         )     April 30, 2003
       Paul S. Doherty*         Trustee                  )
----------------------------
       Paul S. Doherty                                   )
                                                         )
     J. Michael Earley**        Trustee                  )
----------------------------
     J. Michael Earley                                   )
                                                         )
    R. Barbara Gitenstein*      Trustee                  )
----------------------------
    R. Barbara Gitenstein                                )
                                                         )

      R. Glenn Hilliard*        Trustee                  )
----------------------------
      R. Glenn Hilliard                                  )
                                                         )
     Walter H. May, Jr. *       Trustee                  )
----------------------------
     Walter H. May, Jr.                                  )
                                                         )
    Thomas J. McInerney**       Trustee                  )
----------------------------
    Thomas J. McInerney                                  )
                                                         )
         Jock Patton*           Trustee                  )
----------------------------
         Jock Patton                                     )
                                                         )
     David W.C. Putnam**        Trustee                  )
----------------------------
     David W.C. Putnam                                   )
                                                         )
       Blaine E. Rieke*         Trustee                  )
----------------------------
       Blaine E. Rieke                                   )
                                                         )
      Roger B. Vincent*         Trustee                  )
----------------------------
      Roger B. Vincent                                   )
                                                         )
    Richard A. Wedemeyer*       Trustee                  )
----------------------------
    Richard A. Wedemeyer                                 )

*By: /s/ Kimberly A. Anderson
     --------------------------
     Kimberly A. Anderson
     as Attorney-in-Fact**

** Pursuant to powers of attorney for John G. Turner, James M. Hennessy, Michael J. Roland, Paul S. Doherty, R. Barbara Gitenstein, R. Glenn Hilliard, Walter H. May, Jr., Jock Patton, Blaine E. Rieke, Roger B. Vincent and Richard A. Wedemeyer dated February 6, 2003 and filed with the Securities and Exchange Commission on February 10, 2003 and pursuant to powers of attorney for J. Michael Earley, Thomas J. McInerney and David W.C. Putnam dated February 6, 2003 and filed herein as exhibit (q)(2).

                                  EXHIBIT INDEX

  Number                                Exhibit Name
  ------                                ------------
99-(a)(1)          Amended and Restated Agreement and Declaration of Trust dated
                   February 26, 2002

99-(a)(2)          Amendment dated May 1, 2003 to Amended and Restated
                   Agreement and Declaration of Trust dated February 26,
                   2002

99-(d)(1)(K)       Amendment dated May 24, 2002 to October 24, 2997 Management
                   Agreement

99-(d)(2)(EE)      Form of Portfolio Management Agreement with UBS Global Asset
                   Management (Americas) Inc.

99-(d)(2)(FF)      Portfolio Management Agreement with Marsico Capital
                   Management, LLC dated December 13, 2002

99-(d)(3)(B)       Form of Administrative Services Sub-Contract between DSI,
                   Inc. and ING Funds Services, LLC

99-(e)             Amended and Restated Distribution Agreement dated February
                   26, 2002

99-(g)(1)          Custody Agreement with The Bank of New York dated January 6,
                   2003

99-(h)(5)(A)       Form of Participation Agreement dated April __, 2003
                   among ING Life Insurance and Annuity Company, The GCG
                   Trust (to be renamed ING Investors Trust effective May
                   1, 2003) and Directed Services, Inc.

99-(h)(5)(B)       Form of Participation Agreement dated April __, 2003
                   among ReliaStar Life Insurance Company, The GCG Trust
                   (to be renamed ING Investors Trust effective May 1,
                   2003) and Directed Services, Inc.

99-(h)(5)(C)       Form of Participation Agreement dated April __, 2003
                   among ReliaStar Life Insurance Company of New York, The
                   GCG Trust (to be renamed ING Investors Trust effective
                   May 1, 2003) and Directed Services, Inc.

99-(h)(5)(D)       Form of Participation Agreement dated ______, 2003
                   among Golden American Life Insurance Company, The GCT
                   Trust (to be renamed ING Investors Trust effective May
                   1, 2003) and Directed Services, Inc.

99-(h)(5)(E)       Form of Participation Agreement dated ______, 2003
                   among Equitable Life Insurance Company of Iowa, The GCG
                   Trust (to be renamed ING Investors Trust effective May
                   1, 2003) and Directed Services, Inc.

99-(h)(5)(F)       Form of Participation Agreement dated _____, 2003 among
                   Security Life of Denver, The GCG Trust (to be renamed
                   ING Investors Trust effective May 1, 2003) and Directed
                   Services, Inc.

99-(h)(5)(G)       Form of Participation Agreement dated _____, 2003 among
                   Southland Life Insurance Company, The GCG Trust (to be
                   renamed ING Investors Trust effective May 1, 2003) and
                   Directed Services, Inc.

99-(j)(1)          Consent of Dechert LLP

99-(j)(2)          Consent of Ernst & Young LLP

99-(p)(1)          A I M Capital Management, Inc. Code of Ethics

99-(p)(5)          ING Funds and Advisers Code of Ethics - including ING
                   Investments, LLC

99-(p)(16)         Capital Guardian Trust Company Code of Ethics

99-(p)(17)         Eagle Asset Management, Inc. Code of Ethics

99-(p)(18)         ING Investment Management LLC Code of Ethics

99-(p)(19)         Massachusetts Financial Services Company Code of Ethics

99-(p)(20)         Citigroup Asset Management - North America Code of Ethics
                   including Salomon Brothers Asset Management, Inc.

99-(p)(21)         UBS Global Asset Management (Americas) Inc. Code of Ethics

99-(q)(2)          Powers of Attorney